UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Zoom Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

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(1)

Title of each class of securities to which transaction applies:

Ownership of 100% of Gold Lion Holding Limited; and up to an additional 28.97% interest in Tianjin Tong Guang Group Digital Communication Co., Ltd. (Gold Lion Holding Limited is the indirect owner of 51.03% of Tianjin Tong Guang Group Digital Communication Co., Ltd.)

(2)

Aggregate number of securities to which transaction applies:

Ownership of 100% of Gold Lion Holding Limited; and up to an additional 28.97% interest in Tianjin Tong Guang Group Digital Communication Co., Ltd. (Gold Lion Holding Limited is the indirect owner of 51.03% of Tianjin Tong Guang Group Digital Communication Co., Ltd.)

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

A maximum being paid for the ownership of 100% of Gold Lion Holding Limited and up to an additional 28.97% interest in Tianjin Tong Guang Group Digital Communication Co., Ltd. is $13,462,270.42. The transaction value is based on the average of the high and low price of the registrant’s common stock reported on the NASDAQ Capital Market on May 8, 2009.

	(4)	Proposed maximum aggregate value of transaction: $13,462,270.42
	(5)	Total fee paid: $751.20
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ZOOM TECHNOLOGIES, INC.

207 South Street

Boston, Massachusetts 02111

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [•], 2009

TO THE STOCKHOLDERS OF ZOOM TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Zoom Technologies, Inc., or Zoom, a Delaware corporation, relating to the proposed acquisition of Gold Lion Holding Limited, or Gold Lion, a company organized and existing under the laws of the British Virgin Islands, will be held at [•] Eastern daylight time on [•], 2009, at Zoom’s offices located at 207 South Street, Boston, Massachusetts 02111, to consider and vote upon the proposals described below.

Proposal 1 – The Acquisition Proposal. A proposal to approve: (a) the acquisition by Zoom by the issuance of 4,225,219 shares of Zoom common stock for 100% of Gold Lion, which is a holding company that owns (i) 100% of Jiangsu Leimone Electronics Co., Ltd., or Jiangsu Leimone, a foreign investment enterprise organized under the laws of the People’s Republic of China, or PRC, which owns 51.03% of Tianjin Tong Guang Group Digital Communication Co., Ltd., or TCB Digital, a company organized under the laws of the PRC, and (ii) 100% of Profit Harvest Corporation Ltd., or Profit Harvest, a company organized under the laws of Hong Kong, and (b) the future acquisition by Zoom by the issuance of an additional 2,402,576 shares of Zoom common stock of additional shares of TCB Digital such that Zoom would own up to 80% of the outstanding shares of TCB Digital; subject to an upward adjustment that could provide for a maximum of 9,126,963 shares of Zoom common stock being issued for the acquisition of both Gold Lion and the additional 28.97% interest in TCB Digital. The acquisition is made pursuant to the Share Exchange Agreement, dated January 28, 2009, as amended on May 12, 2009, between Zoom, Gold Lion, TCB Digital, Zoom Telephonics, Inc., a wholly owned subsidiary of Zoom, and the Gold Lion shareholders. The completion of the proposed acquisition will result in the change of control of Zoom under the NASDAQ Stock Market Rules.

Proposal 2 – The Name Change Proposal. To approve the amendment to Zoom’s certificate of incorporation to change Zoom’s name from and after the closing of the acquisition to Leimone United, Inc.

Proposal 3 – The Adjournment Proposal. To approve any adjournment of the special meeting for the purpose of soliciting additional proxies.

The Zoom board of directors has fixed the record date as the close of business on [•], 2009, as the date for determining stockholders entitled to receive notice of and to vote at the special meeting and any adjournment thereof.

A quorum will be present at the Zoom special meeting if one-third of the outstanding shares of common stock entitled to vote at the special meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. Each of the Acquisition Proposal and the Adjournment Proposal will be approved if holders of a majority of all shares of common stock that are present or represented at the special meeting and entitled to vote on such proposal vote in favor of the proposal. The Name Change Proposal will be approved if holders of a majority of all shares of common stock outstanding on the record date vote in favor of the proposal.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. You may also vote by telephone or the internet, as described on the proxy card. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank.

After careful consideration of all relevant factors, Zoom’s board of directors has determined that the above proposals are fair to and in the best interests of Zoom and its stockholders and has recommended that you vote or give instruction to vote “FOR” adoption of each of them. The board of directors of Zoom did not obtain a fairness opinion on which to base its assessment of the Acquisition Proposal.

Dated: [•], 2009

By Order of the Board of Directors,

Frank B. Manning

Chairman of the Board

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON OR NOT, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, OR SUBMIT A PROXY BY TELEPHONE OR THE INTERNET (AS DESCRIBED ON THE PROXY CARD) AS SOON AS POSSIBLE.

SEE “RISK FACTORS” IN THE ACCOMPANYING PROXY FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE ACQUISITION OF GOLD LION SINCE, UPON ZOOM’S ACQUISITION OF GOLD LION, THE OPERATIONS AND ASSETS OF ZOOM WILL LARGELY BE THOSE OF GOLD LION.

THIS PROXY STATEMENT IS DATED [•], 2009, AND IS FIRST BEING MAILED TO ZOOM’S STOCKHOLDERS ON OR ABOUT [•], 2009.

TABLE OF CONTENTS

SUMMARY OF MATERIAL TERMS OF THE TRANSACTION 4
QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE ZOOM SPECIAL MEETING 6
SUMMARY 10
The Parties 10
The Acquisition; Acquisition Consideration 10
Management of Zoom 11
Date, Time and Place of Special Meeting of Zoom’s Stockholders 11
Voting Power; Record Date 11
Approval of the Gold Lion Shareholders 11
The Name Change Proposal 11
Quorum and Vote Required to Approve the Proposals by the Zoom Stockholders 12
Proxies 12
Option Modifications 12
Interests of Zoom Officers and Directors in the Acquisition 12
Zoom’s Recommendations to Stockholders 12
Conditions to the Closing of the Share Exchange Agreement 13
Exclusivity; No Other Negotiation 13
Quotation 13
Material Federal Income Tax Consequences of the Acquisition 13
Anticipated Accounting Treatment 14
Risk Factors 14
Board Solicitation 14
RISK FACTORS 15
Risks Related to Gold Lion’s Business 15
Risks Relating to the Acquisition and Spin-Off 21
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS 24
HISTORICAL FINANCIAL INFORMATION 25
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA OF ZOOM 51
THE ZOOM SPECIAL MEETING 55
THE ACQUISITION PROPOSAL 57
General Description of the Acquisition 57
Background of the Acquisition 57
Interests of Zoom Officers and Directors in the Acquisition 58

Zoom’s Reasons for the Acquisition and Recommendation of the Zoom Board 59
Fees and Expenses 60
Material Federal Income Tax Consequences of the Acquisition 60
Anticipated Accounting Treatment 61
Regulatory Matters 61
THE SHARE EXCHANGE AGREEMENT 62
Basic Deal Terms 62
Representations and Warranties 63
Conditions to Closing 65
Covenants of the Parties 66
Additional Agreements and Covenants 67
Exclusivity; No Other Negotiation 67
Termination 67
Effect of Termination; No Termination Fee 68
Indemnification 68
Conclusion of Zoom’s Board of Directors 68
CERTAIN AGREEMENTS RELATING TO THE ACQUISITION 69
Lock-Up and Voting Agreements 69
Founder Lock-Up Agreement 69
NAME CHANGE PROPOSAL 70
ADJOURNMENT PROPOSAL 71
INFORMATION ABOUT GOLD LION 72
Overview 72
Competitive Strengths 72
Strategy 73
Products and Technology 73
Sale and Marketing 76
Competition 77
Employees 77
Industry 77
Properties 79
GOLD LION’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS 80
Overview 80
Plan of Operation 81
Critical Accounting Policies and Estimates 81

Revenue Recognition 81
Liquidity and Capital Resources 83
DIRECTORS AND EXECUTIVE OFFICERS 85
Independence of Directors 86
Board Committees 86
EXECUTIVE COMPENSATION 87
Summary Compensation Table 88
Bonuses and Deferred Compensation 88
Stock Option and Stock Appreciation Rights 88
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS 89
BENEFICIAL OWNERSHIP OF SECURITIES 90
Security Ownership of Zoom 90
Security Ownership of Gold Lion 91
Security Ownership of Zoom after the Acquisition 91
DESCRIPTION OF ZOOM’S COMMON STOCK 92
Anti-Takeover Effects of Provisions of Delaware Law 92
Anti-Takeover Effects of Provisions of Zoom’s Charter Documents 92
Listing 92
Zoom’s common stock is listed on the NASDAQ Capital Market under the symbol “ZOOM.”. 92
Transfer Agent 92
STOCKHOLDER PROPOSALS 93
WHERE YOU CAN FIND MORE INFORMATION 93

ANNEXES
A – Share Exchange Agreement
A-1 – Amendment to Share Exchange Agreement
B – Form of Separation Agreement
C – Form of Lock-Up and Voting Agreement
D – Form of Founder Lock-Up Agreement
E – Form of License Agreement

SUMMARY OF MATERIAL TERMS OF THE TRANSACTION

This section summarizes information related to the proposals to be voted on at the special meeting. These items are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which you are referred.

•

The parties to the share exchange agreement are:

•

Zoom Technologies, Inc., or Zoom;

•

Tianjin Tong Guang Group Digital Communication Co., Ltd., or TCB Digital, a company organized under the laws of the People’s Republic of China, or PRC;

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Zoom Telephonics, Inc., or Zoom Telephonics, a wholly owned subsidiary of Zoom;

•

Gold Lion Holding Limited, or Gold Lion, a company organized and existing under the laws of the British Virgin Islands. Gold Lion owns 100% of the outstanding capital stock of Jiangsu Leimone Electronics Co., Ltd., or Jiangsu Leimone, a foreign investment enterprise organized under the laws of the PRC, that engages in the manufacturing, research and development, and sales of electronic components for 3rd generation mobile phones, wireless communication circuitry, GPS equipment, and related software products. Jiangsu Leimone owns the initial 51.03% of the outstanding capital stock of TCB Digital that Zoom is proposing to initially acquire. Gold Lion also owns 100% of Profit Harvest Corporation Ltd, or Profit Harvest, which is a marketing and sales company organized and existing under the laws of Hong Kong.; and

•

Lei Gu, a citizen of the PRC. Mr. Gu owns 70.6% of the outstanding capital stock of Gold Lion and holds an option indirectly to acquire an additional 28.97% of the outstanding capital stock of TCB Digital.

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Songtao Du, a citizen of the PRC. Mr. Du owns 29.4% of the outstanding capital stock of Gold Lion, which was pledged to Mr. Cao Wei.

•

TCB Digital is a high technology company engaged in electronic and telecommunication product design, development, and manufacturing. TCB Digital started its business in 1999 and was originally established as an Electronic Manufacturing Service (EMS) factory for mobile phone vendors. TCB Digital was Motorola’s first independent outsource manufacturing vendor responsible for producing Motorola mobile phones in China. Moreover, TCB Digital was the first EMS factory in China receiving Motorola’s International Quality Product and Qualification certificate. Since 2004, TCB Digital developed and produced GSM and CDMA mobile phones, wireless data modules and GPS equipment. TCB Digital is headquartered in Tianjin, China. TCB Digital’s two main business operations are EMS for Original Equipment Manufacturer (OEM) customers and the design and production of mobile phone products.

TCB Digital offers high quality and comprehensive EMS to both domestic and global customers, including, Samsung, Tianyu, CCT, Danahar and Spreadtrum. TCB Digital’s primary products include mobile phones, wireless telecommunication modules, digital cameras, cable TV set-top boxes and GPS equipment. In addition, TCB Digital has developed various state-of-the-art mobile phones and Smartphones based on both of the main network technologies: Global System for Mobile Communications, or GSM, and Code Division Multiple Access, or CDMA. Presently, TCB Digital markets its mobile phone products through distributors in China and also supplies GSM and CDMA mobile phones to major customers, including China Mobile Communications Corporation, or CMCC, China UNICOM and China Telecom. See “Information about TCB Digital” for more information.

•

Pursuant to the share exchange agreement, Zoom will acquire from the Gold Lion shareholders 100% of Gold Lion in exchange for 4,225,219 shares of Zoom common stock. As discussed above, Mr. Gu holds an option to acquire an additional 28.97% of the outstanding capital stock of TCB Digital. Pursuant to the share exchange agreement, Zoom has agreed to provide Mr. Gu the option to exchange the additional 28.97% interest in TCB Digital for the issuance by Zoom of an additional 2,402,576 shares of Zoom common stock. Assuming the exercise by Mr. Gu of the foregoing option, Zoom would issue an aggregate of 6,627,795 shares of Zoom common stock. The number of shares issuable for the acquisition of Gold Lion would increase to 5,818,439 shares of Zoom common stock, and the number of shares issuable for the additional 28.97% interest in TCB Digital would increase to 3,308,524 shares of Zoom common, if either: (a) as of the date the Zoom stockholders approve the acquisition, Zoom’s common stock is not listed on the NASDAQ Capital Market or (b) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the closing of the share exchange agreement. Upon the execution of the share exchange agreement, Gold Lion was entitled to and Zoom issued 90,000 shares of common stock as consideration for the execution of the share exchange agreement. See “The Acquisition Proposal.”

•

After the acquisition and assuming Zoom acquires Gold Lion and the additional 28.97% interest in TCB Digital and the upward adjustment discussed in the preceding bullet point does not occur, the existing Zoom stockholders are expected to beneficially own approximately 22% of the outstanding shares of Zoom, excluding shares that may be acquired upon the exercise of outstanding options following the completion of the acquisition. If the upward adjustment discussed in the preceding bullet point does occur, the existing Zoom stockholders are expected to beneficially own approximately 17% of the outstanding shares of Zoom, excluding shares that may be acquired upon the exercise of outstanding options following the completion of the acquisition.

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The closing of the acquisition is subject to the satisfaction by each party of various conditions prior to closing. See “The Share Exchange Agreement — Conditions to Closing.”

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Upon the closing of the acquisition, the officers of Zoom will be: Lei (Leo) Gu – Chief Executive Officer and Anthony K. Chan – Chief Financial Officer.

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Upon the closing of the acquisition, Zoom intends to issue a dividend consisting of 100% of the issued and outstanding capital stock of Zoom Telephonics to its stockholders of record immediately prior to the closing. We refer to this as the “spin-off.” In connection with the spin-off, Zoom would contribute, distribute or otherwise transfer all of its current and future assets and liabilities related to the business of Zoom to Zoom Telephonics, subject to certain licensing rights discussed below. Zoom’s stockholders immediately prior to the closing would retain their existing shares in Zoom and would also receive an equal number of new shares in Zoom Telephonics.

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In connection with the completion of the acquisition, Zoom Telephonics has agreed to enter into a license agreement with TCB Digital granting TCB Digital licensing rights for “Zoom” and “Hayes” trademarks for certain products and geographic regions.

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In connection with the execution of the share exchange agreement, Zoom entered into lock-up and voting agreements with each of its executive officers and directors, pursuant to which each person agreed until the closing not to sell, transfer, assign, pledge or hypothecate any shares of Zoom’s common stock and to vote their shares in favor of the Acquisition Proposal.

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At the closing of the acquisition, Frank Manning and Peter Kramer will enter into founder lock-up agreements pursuant to which they will agree that during the one-year period commencing on the date of closing that each will not sell, transfer, assign, pledge or hypothecate, in any calendar month, greater than 3% of the shares of Zoom’s common stock sold in the previous four calendar weeks.

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Upon the closing of the acquisition, if the Name Change Proposal is approved, Zoom will change its name to Leimone United, Inc.

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE ZOOM SPECIAL MEETING

These Questions and Answers below are only summaries of matters described in this proxy statement. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. What is being voted on?

A. You are being asked to vote on three proposals:

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A proposal to approve: (a) the acquisition by Zoom by the issuance of 4,225,219 shares of Zoom common stock for 100% of Gold Lion, and (b) the future acquisition by Zoom of an additional 28.97% interest in TCB Digital by the issuance of an additional 2,402,576 shares of Zoom common stock; subject to an upward adjustment that could provide for a maximum of 9,126,963 shares of Zoom common stock being issued for the acquisition of both Gold Lion and the additional 28.97% interest in TCB Digital. This proposal is called the “Acquisition Proposal.”

•

A proposal to approve the amendment to Zoom’s certificate of incorporation to change Zoom’s name from and after the closing of the acquisition to Leimone United, Inc. This proposal is called the “Name Change Proposal.”

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A proposal for the approval of any adjournment of the special meeting for the purpose of soliciting additional proxies. This proposal is called the “Adjournment Proposal.”

Q. What vote is required to approve the Acquisition Proposal and Adjournment Proposal?

A. Approval of the Acquisition Proposal and Adjournment Proposal will require the affirmative vote of the majority of our shares of common stock voted at the special meeting, provided that there is a quorum at such meeting.

Q. What vote is required to approve the Name Change Proposal?	A. Approval of the Name Change Proposal will require the affirmative vote of the majority of our outstanding shares of common stock as of the record date.

Q. Why is Zoom proposing to approve any adjournment of the special meeting?

A. We are proposing to approve any adjournment of the special meeting so that we may delay the meeting in the event that it appears that the other proposals to be presented at the meeting will not be approved. This will provide our management with more time to solicit stockholders to vote or change their votes.

Q. Who is entitled to vote at the special meeting?

A. The “record date” for the special meeting is [•], 2009. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. Each share of common stock is entitled to one vote per proposal at the special meeting.

Q. What constitutes a quorum?

A. A quorum will be present at the special meeting if one-third of Zoom’s outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Q. Does the Zoom board of directors recommend voting in favor of the Acquisition Proposal, Name Change Proposal and Adjournment Proposal?

A. After careful consideration of the acquisition and the terms and conditions of the share exchange agreement, the board of directors of Zoom has determined that the Acquisition Proposal, Name Change Proposal and Adjournment Proposal are in the best interests of the Zoom stockholders. The Zoom board of directors recommends that the stockholders entitled to vote approve each of the proposals described above. See “Summary—Interests of Zoom Officers and Directors in the Acquisition” for a discussion of how the interests of our officers and directors are different from those of yours as a stockholder.

Q. How do the Zoom’s executive officers and directors intend to vote their shares?	A. All of our executive officers and directors have agreed to vote the shares held by them in favor of the Acquisition Proposal.

Q. How much of Zoom will existing Zoom stockholders own after the acquisition?

A. Pursuant to the share exchange agreement, the number of shares issuable pursuant to the Acquisition Proposal will increase if either: (a) as of the date the Zoom stockholders approve the acquisition, Zoom’s common stock is not listed on the NASDAQ Capital Market or (b) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the closing of the share exchange agreement; provided that these additional shares would not be issuable if Gold Lion’s net income after tax is less than $2.7 million for the year ended December 31, 2008 or if Gold Lion does not deliver to Zoom its final audited financial statements for the years ended December 31, 2008 and 2007 on or before May 12, 2009. We refer to the requirement to issue the additional shares as the “NASDAQ Additional Consideration Shares.”

Pursuant to the share exchange agreement, Zoom will acquire Gold Lion for 4,225,219 shares of Zoom common stock, and if Zoom acquires the additional 28.97% interest in TCB Digital the aggregate shares that will be issued will be 6,627,795 shares of Zoom common stock. If Zoom is required to issue the NASDAQ Additional Consideration Shares, Zoom will issue 5,818,439 shares of Zoom common stock for Gold Lion, and a maximum of 9,126,963 shares of Zoom common stock if it acquires the additional 28.97% interest in TCB Digital.

•

If Zoom acquires Gold Lion (and not the additional 28.97% interest in TCB Digital) and does not issue the NASDAQ Additional Consideration Shares, the existing Zoom stockholders are expected to beneficially own approximately 30.7% of the outstanding shares of Zoom.

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If Zoom acquires Gold Lion and the additional 28.97% interest in TCB Digital, and does not issue the NASDAQ Additional Consideration Shares, the existing Zoom stockholders are expected to beneficially own approximately 22.0% of the outstanding shares of Zoom.

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If Zoom acquires Gold Lion (and not the additional 28.97% interest in TCB Digital) and issues the NASDAQ Additional Consideration Shares, the existing Zoom stockholders are expected to beneficially own approximately 24.3% of the outstanding shares of Zoom.

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If Zoom acquires Gold Lion and the additional 28.97% interest in TCB Digital, and issues the NASDAQ Additional Consideration Shares, the existing Zoom stockholders are expected to beneficially own approximately 17.0% of the outstanding shares of Zoom.

The above percentages exclude shares that may be acquired upon the exercise of outstanding options following the completion of the acquisition.

Q. Do Zoom stockholders have appraisal rights under Delaware law?	A. No. Zoom stockholders do not have appraisal rights under Delaware corporate law.

Q. How will the spin-off work and what will I get in the spin-off?

A. In the spin-off, on the closing date, Zoom will distribute to its stockholders all of the outstanding shares of Zoom Telephonics common stock on a pro rata basis.

Zoom will distribute one share of Zoom Telephonics’ common stock for every share of Zoom common stock you own of record as of the close of business on the record date for the spin-off, and do not sell in the “regular way” market prior to the ex-dividend date.

Q. What will Zoom’s relationship with Zoom Telephonics be after the spin-off?

A. Zoom and Zoom Telephonics each will be independent, publicly traded companies. However, TCB Digital and Zoom Telephonics will enter into a license agreement granting TCB Digital licensing rights for “Zoom” and “Hayes” trademarks for certain products and geographic regions. Zoom and Zoom Telephonics have also entered into a separation and distribution agreement that allocates responsibility for obligations arising before and after the spin-off, including, among others, obligations relating to taxes.

Q. Why is Zoom affecting the spin-off?

A. Zoom’s believes that upon the completion of the Gold Lion acquisition, both post-acquisition Zoom and Zoom Telephonics would be better served by becoming separate entities. Among other considerations, Zoom’s board of directors believed that making Zoom and Zoom Telephonics separate entities would:

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allow Zoom Telephonics’ management, which is based in the United States, to focus solely on the current United States and European business;

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allow Zoom Telephonics to provide its employees stock-based incentives linked solely to the operations of Zoom Telephonics, as opposed to the overall post-acquisition Zoom operations;

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allow Zoom Telephonics to pursue financing arrangements based solely on the merits of its business, as opposed to the overall post-acquisition Zoom operations; and

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make it more likely that post-acquisition Zoom would meet the initial listing requirements of the Nasdaq Stock Market, which would prevent Zoom for being required to issue the NASDAQ Additional Consideration Shares.

Q. Where will Zoom Telephonics’ common stock be traded after the spin-off?	A. After the spin-off, we expect Zoom Telephonics’ common stock to be traded on the OTC Bulletin Board.

Q. Will the Zoom stockholders be taxed as a result of the acquisition?

A. It is anticipated that the acquisition will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by Zoom, Zoom stockholders, Gold Lion, or Gold Lion stockholders as a result of the acquisition.

Q. Will the Zoom stockholders be taxed as a result of the spin-off?

A. We expect that a U.S. holder receiving Zoom Telephonics shares in the distribution will be treated as receiving a taxable distribution to the extent of the fair market value of shares received (including any fractional shares sold on behalf of the stockholder) on the distribution date. That distribution would be treated as taxable dividend income to the extent of such holder’s share of Zoom’s current and accumulated earnings and profits (as determined for federal income tax purposes), if any. Based on certain assumptions, however, Zoom does not believe that it will have any current or accumulated earnings and profits. To the extent the amount of the distribution exceeds such holder’s share of Zoom’s current and accumulated earnings and profits, if any, the distribution would be treated first as a tax-free return of capital to the extent of the U.S. Holder’s adjusted tax basis in its shares of Zoom common stock (thus reducing such adjusted tax basis) with any remaining amounts being treated as capital gain from the sale of Zoom shares.

Q. If I am not going to attend the special meeting in person, should I return my proxy card instead?

A. Yes. After carefully reading and considering the information in this proxy statement, please fill out and sign your proxy card. Then return it in the return envelope as soon as possible, so that your shares may be represented at the special meeting. You may also submit a proxy by telephone or on the internet, as explained on the proxy card. A properly executed proxy will be counted for the purpose of determining the existence of a quorum.

Q. How do I change my vote?

A. You must send a later-dated, signed proxy card to Zoom’s secretary prior to the date of the special meeting or, if you are a stockholder of record, you may attend the special meeting in person and vote.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. Who can help answer my questions?	A. If you have questions, you may write or call Zoom at 207 South Street, Boston, Massachusetts 02111; Telephone: [•]; Attention: [•].

SUMMARY

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the acquisition, as well as the other proposals, you should read carefully this entire document and the other documents to which this proxy statement refers you, including the share exchange agreement attached as Annex A to this proxy statement, as amended in Annex A-1. The share exchange agreement is the legal document that governs the acquisition. The share exchange agreement is also described in detail elsewhere in this proxy statement.

The Parties

Zoom and Zoom Telephonics

Zoom is the parent company of Zoom Telephonics, which is an operating company that designs, produces, markets, sells, and supports broadband and dial-up modems, Voice over Internet Protocol or "VoIP" products and services, Bluetooth® wireless products, and other communication-related products. Unless otherwise noted, when we refer to Zoom’s business, we are referring to the current business of Zoom and Zoom Telephonics.

TCB Digital

TCB Digital is a high technology company engaged in electronic and telecommunication product design, development, and manufacturing. TCB Digital started its business in 2004 and was originally established as an Electronic Manufacturing Service (EMS) factory for mobile phone vendors. TCB Digital was Motorola’s first independent outsource manufacturing vendor responsible for producing Motorola mobile phones in China. Moreover, TCB Digital was the first EMS factory in China receiving Motorola’s International Quality Product and Qualification certificate. Since 2004, TCB Digital developed and produced GSM and CDMA mobile phones, wireless data modules and GPS equipment. TCB Digital is headquartered in Tianjin, China. TCB Digital’s two main business operations are Electronic Manufacturing Service for OEM (Original Equipment Manufacturer) customers and the design and production of mobile phone products.

Gold Lion; Gold Lion Shareholders

Gold Lion is a company organized and existing under the laws of the British Virgin Islands. Gold Lion owns 100% of the outstanding capital stock of Jiangsu Leimone, a foreign investment enterprise organized under the laws of the PRC that engages in the manufacturing, research and development, and sales of electronic components for 3rd generation mobile phones, wireless communication circuitry, GPS equipment, and related software products. Jiangsu Leimone owns the initial 51.03% of the outstanding capital stock of TCB Digital that Zoom is proposing to acquire. Profit Harvest is a marketing and sales company 100% owned by Gold Lion, and is organized and existing under the laws of Hong Kong.

Lei Gu is a citizen of the PRC. Mr. Gu owns 70.6% of the outstanding capital stock of Gold Lion and holds an option indirectly to acquire an additional 28.97% of the outstanding capital stock of TCB Digital. Songtao Du is a citizen of the PRC. Mr. Du owns 29.4% of the outstanding capital stock of Gold Lion, which was pledged to Mr. Cao Wei.

The Acquisition; Acquisition Consideration

The share exchange agreement provides for an acquisition transaction in which Zoom would acquire 100% of Gold Lion in exchange for 4,225,219 shares of Zoom common stock. Gold Lion owns 100% of Profit Harvest and also 100% of Jiangsu Leimone. Jiangsu Leimone owns 51.03% of the outstanding shares of TCB Digital. Further, Zoom has agreed with Mr. Gu, the holder of an option to acquire an additional 28.97% of the outstanding capital stock of TCB Digital, to provide him with the option to exchange the additional 28.97% TCB Digital interest for the issuance by Zoom of an additional 2,402,576 shares of Zoom common stock.

The number of shares issuable to the Gold Lion shareholders for their shares of Gold Lion would increase to 5,818,439 shares of Zoom common stock, and the number of shares issuable for the additional 28.97% interest in TCB Digital would increase to 3,308,524 shares of Zoom common stock, if either: (a) as of the date the Zoom stockholders approve the acquisition, Zoom’s common stock is not listed on the NASDAQ Capital Market or (b) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the closing of the share exchange agreement; provided that these additional shares would not be issuable if

Gold Lion’s net income after tax is less than $2.7 million for the year ended December 31, 2008 or if Gold Lion does not deliver to Zoom its final audited financial statements for the years ended December 31, 2008 and 2007 on or before May 12, 2009. Upon the execution of the share exchange agreement, Gold Lion was entitled to and Zoom issued 90,000 shares of common stock as consideration for the execution of the share exchange agreement.

The parties plan to complete the acquisition promptly after the Zoom special meeting, provided that:

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our stockholders have approved the Acquisition Proposal; and

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the other conditions specified in the share exchange agreement have been satisfied or waived.

The share exchange agreement also provides Zoom with purchase options to acquire from Mr. Gu five other companies that are wholly owned or majority owned by Gu, or the Leimone Companies, with the option price of each company based on the higher of a minimum price or a multiple of that company’s net income.

Management of Zoom

Upon the consummation of the acquisition, the Zoom board of directors will consist of five directors, as set forth below. At least three of the four directors designated by Gold Lion shall be “independent directors” as defined by the rules of the Securities and Exchange Commission and the NASDAQ Capital Market. Such independent directors will serve as members of our audit committee.

Upon the consummation of the acquisition, our executive officers and directors are expected to be:

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Lei (Leo) Gu – Chairman of the Board, Director, and Chief Executive Officer

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Anthony K. Chan – Chief Financial Officer

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Frank B. Manning – Director

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Augustine Lo – Independent Director, Chairperson of the Audit and Compensation Committees

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Kit H. Choy – Independent Director

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Chang Shan – Independent Director

See the section entitled “Directors and Executive Officers” for biographical information about our directors and executive officers after the consummation of the acquisition.

Date, Time and Place of Special Meeting of Zoom’s Stockholders

The special meeting of the stockholders of Zoom will be held at [•] Eastern daylight time on [•], 2009 at Zoom’s offices located at 207 South Street, Boston, Massachusetts 02111, to consider and vote upon each of the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on [•], 2009, the record date for the special meeting. You will have one vote for each share of common stock you owned at the close of business on the record date. On the record date, there were [•] shares of common stock outstanding.

Approval of the Gold Lion Shareholders

All of Gold Lion shareholders are parties to the share exchange agreement. Accordingly, no further action by the Gold Lion shareholders is needed to approve the acquisition.

The Name Change Proposal

Zoom is seeking stockholder approval to amend its amended and restated certificate of incorporation to change its name from and after the closing of the acquisition to Leimone United, Inc.

Quorum and Vote Required to Approve the Proposals by the Zoom Stockholders

A quorum of Zoom’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if one-third of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

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The approval of the Acquisition Proposal and Adjournment Proposal will require the affirmative vote of holders of a majority of the shares of Zoom’s common stock presented in person or represented by proxy and cast at the special meeting.

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The approval of the Name Change Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Zoom’s common stock on the record date.

A broker non-vote will have no effect on the Acquisition Proposal or the Adjournment Proposal vote, but an abstention will have the effect of a vote against the Acquisition Proposal and the Adjournment Proposal. With respect to the Name Change Proposal, an abstention or a broker non-vote will have the same effect as a vote against the proposal.

Proxies

Proxies may be solicited by mail, telephone or in person. If you grant a proxy, you may revoke your proxy before it is exercised at the special meeting by sending a notice of revocation to the secretary of Zoom, submitting a later-dated proxy statement or, if you are a stockholder of record, voting in person at the special meeting.

Option Modifications

Upon the consummation of the acquisition, Zoom will modify each of its outstanding options such that any vesting provision provided in such options that requires the continued service of the holder to Zoom or its subsidiaries to vest shall thereafter continue to vest in accordance with the vesting schedule included in the option without the need for the holder to continue to provide service to Zoom or its subsidiaries.

Interests of Zoom Officers and Directors in the Acquisition

When you consider the unanimous recommendation of Zoom’s board of directors in favor of adoption of the Acquisition Proposal, you should keep in mind that its executive officers and members of its board of directors have interests in the transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

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As discussed in the “Summary – Option Modifications,” all of Zoom’s options, including those held by its executive officers and directors, will be modified such that the vesting provisions provided in such options that requires the continued service of the holder to Zoom or its subsidiaries to vest shall thereafter continue to vest in accordance with the vesting schedule included in the option without the need for the holder to continue to provide service to Zoom or its subsidiaries. This means that Zoom’s officers and directors will retain the rights associated with their options, even though they will no longer be required to provide services to Zoom.

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Upon completion of the spin-off, Zoom anticipates that each of its current executive officers and directors will hold similar positions in Zoom Telephonics. Further, it is likely that Zoom Telephonics will issue its employees and directors new options to purchase Zoom Telephonics’ common stock upon completion of the spin-off.

Zoom’s Recommendations to Stockholders

After careful consideration of the terms and conditions of the share exchange agreement, Zoom’s board of directors has unanimously determined that the acquisition and the transactions contemplated thereby, including the spin-off, are fair to and in the best interests of Zoom and its stockholders. Zoom’s board of directors has also unanimously determined that the Name Change Proposal and the Adjournment Proposal are also in the best interests of Zoom and its stockholders. The board of directors did not obtain a fairness opinion on which to base its assessment. Zoom’s board of directors recommends that Zoom stockholders vote:

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FOR the Acquisition Proposal;

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FOR the Name Change Proposal; and

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FOR the Adjournment Proposal.

Conditions to the Closing of the Share Exchange Agreement

The consummation of the transactions contemplated by the share exchange agreement is conditioned upon a number of other conditions to the obligations of each of the parties to complete the acquisition, including the accuracy of each of the parties’ representations and warranties, the compliance by each party with its covenants and obligations, the delivery of certain ancillary agreements and the absence of a material adverse effect with respect to each of the parties. See “The Share Exchange Agreement – Conditions to Closing.”

Exclusivity; No Other Negotiation

The share exchange agreement contains detailed provisions prohibiting each of Zoom, Gold Lion, TCB Digital, and the Gold Lion shareholders party to the share exchange agreement from seeking an alternative transaction. These covenants generally prohibit Zoom, TCB Digital and the Gold Lion shareholders party to the share exchange agreement, as well as their officers, directors, subsidiaries, employees, agents and representatives, from taking any action to solicit an alternative acquisition proposal.

Quotation

Our outstanding common stock is quoted on the NASDAQ Capital Market under the symbol ZOOM. We intend to apply to NASDAQ to retain our listing upon completion of the acquisition. NASDAQ’s approval will require that the post-acquisition entity meet NASDAQ’s initial listing requirements.  There is no assurance that the post-acquisition entity will meet NASDAQ’s initial listing requirements.  If the post-acquisition entity does meet NASDAQ’s initial listing requirements, we expect Zoom’s common stock to be traded on the OTC Bulletin Board.

After the spin-off, we expect Zoom Telephonics’ common stock to be traded on the OTC Bulletin Board.

Material Federal Income Tax Consequences of the Acquisition

The following section is a summary regarding material United States federal income tax consequences of the acquisition to holders of Zoom common stock. This discussion addresses only those Zoom security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, or the Code, and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

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financial institutions;

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investors in pass-through entities;

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tax-exempt organizations;

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dealers in securities or currencies;

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traders in securities that elect to use a mark to market method of accounting;

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persons that hold Zoom common stock as part of a straddle, hedge, constructive sale or conversion transaction; and

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persons who are not citizens or residents of the United States

This summary of material federal income tax consequences is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

Neither Zoom nor Gold Lion intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the acquisition.

It is anticipated that the acquisition will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by Zoom, Gold Lion, or their respective shareholders as a result of the acquisition.

This discussion is intended to provide all material United States federal income tax consequences of the acquisition to Zoom and its stockholders who hold their stock as a capital asset. This discussion is not a complete analysis or description of all potential United States federal tax consequences of the acquisition to other holders who are subject to special rules. It does not address any non-income tax or any foreign, state or local tax consequences of the acquisition. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the acquisition.

Anticipated Accounting Treatment

The Gold Lion acquisition will be accounted for as a reverse merger, whereby Gold Lion will be the continuing entity for financial reporting purposes and will be deemed to be the acquirer of Zoom. The acquisition is being accounted for as a reverse merger because after the acquisition the former shareholders of Gold Lion will hold the majority of the outstanding shares of Zoom and will have the ability to initially appoint the majority of the members of the board of directors of Zoom.

In accordance with the applicable guidance for accounting for the acquisition as a reverse merger, first Gold Lion will be deemed to have undergone a recapitalization, whereby its outstanding ordinary shares were converted into shares of Zoom common stock. Immediately thereafter Gold Lion, which is the continuing accounting entity, will have been deemed to have acquired the assets and assumed the liabilities of Zoom in exchange for the issuance of the Zoom shares. However, because of the spin-out of essentially all the assets and liabilities of Zoom to the Zoom shareholders, the proposed transaction will have no impact on the historical assets and liabilities of Gold Lion.

Risk Factors

In evaluating the proposals to be voted on at the special meeting, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

Board Solicitation

Your proxy is being solicited by the board of directors of Zoom on each of the proposals being presented to the stockholders at the special meeting.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or direct your vote to be cast to approve the acquisition or the other proposals.

If Zoom completes the Gold Lion acquisition pursuant to the share exchange agreement, the resulting company will be subject to a number of risks. You should carefully consider the risks described below and the other information included in this proxy statement before you decide how you want to vote on the proposals. Following the closing of the share exchange agreement, the market price of Zoom’s securities could decline due to any of these risks, in which case you could lose all or part of your investment.

In assessing these risks, you should also refer to the other information included in this proxy statement, including the consolidated financial statements and the accompanying notes. You should note that Zoom would become a holding company with substantial operations in the PRC. As a result, Zoom would be subject to legal and regulatory environments that differ in many respects from those of the United States. Zoom’s business, financial condition or results of operations could be affected materially and adversely by any of the risks discussed below.

Risks Related to Gold Lion’s Business

Gold Lion’s ownership of businesses, inclusive of TCB Digital, Jiangsu Leimone and Profit Harvest (collectively “Gold Lion Group”) including sales, results of operations, and reputation could be materially adversely affected if it fails to efficiently manage its manufacturing operations without interruption, or fails to ensure that its products meet the expectations of its distributors and end-user customers.

Operation of Gold Lion Group requires successful execution of complex manufacturing processes. The disruption of any of these could interrupt its revenue generation and have a material and adverse effect on Gold Lion Group’s relationships with distributors and end-user customers, TCB Digital and Jiangsu Leimone’s brand names, and its financial performance. TCB Digital and Jiangsu Leimone’s manufacturing operations involve raw material and component sourcing from third parties, internal assembly processes, and distribution processes. These operations are modified on a regular basis in an effort to improve manufacturing and distribution efficiency and flexibility. Gold Lion Group may experience difficulties in coordinating its supplies of components and raw materials to meet the demand for its products, increasing or decreasing production at its facilities in response to demand, adopting new manufacturing processes, finding a timely way to develop the best technical solutions for new products, or achieving manufacturing efficiency and flexibility. Gold Lion Group may experience delays in adjusting or upgrading production at its facilities when it introduces new models, delays in expanding manufacturing capacity, failure in its manufacturing processes, or failure by its business partners to adequately perform the services it has outsourced to them, which in turn may have a material adverse effect on Gold Lion Group’s sales and results of operations. In addition, a failure or an interruption could occur at any stage of Gold Lion Group’s product development, manufacturing and delivery processes, resulting in products not meeting the expectations of its distributors and end customers, which could have a material adverse effect on Gold Lion Group’s sales, results of operations, and reputation.

Gold Lion Group’s results of operations, particularly its profitability, may be materially adversely affected if it does not successfully manage price erosion and is not able to manage costs related to its products and operations.

Selling price erosion is a characteristic of the mobile handset and electronics industries, and the products offered by Gold Lion Group are subject to natural price erosion over time. If Gold Lion Group is not able to lower its costs at the same rate or faster than this selling price erosion, and to introduce new cost-efficient products with higher prices in a timely manner, as well as manage costs related to its products and operations generally, this will have a material adverse effect on its business and results of operations, particularly its profitability.

Gold Lion Group relies primarily on its distributors for marketing and sale of its products at the provincial and local levels and for after-sales support of its products. Because Gold Lion Group has limited influence over its distributors, it cannot be certain that their marketing and after-sale support of its products will be adequate to meet Gold Lion Group’s sales requirements and to protect Gold Lion Group’s brand and reputation.

Gold Lion Group now has distributors and after-sales service centers at the national level, provincial level and municipal level in 31 provinces in China. Gold Lion Group grants its distributors the right to use its brand name and logo when they market Gold Lion Group’s products within their respective sales territories or channels and when they provide after-sales support to Gold Lion Group’s end-user customers. However, Gold Lion Group’s contractual arrangements with its distributors do not provide Gold Lion Group with control over their everyday business activities, and one or more of its distributors may engage in activities that are prohibited under Gold Lion Group’s contractual arrangements with them, that violate Peoples’ Republic of China (“PRC”) laws and regulations governing the mobile handset industry or other PRC laws and regulations generally, or that are otherwise harmful to Gold Lion Group’s business or reputation in the industry.

Gold Lion Group maintains inventories of raw materials, components and handsets, and its inventories may decline in value or become obsolete.

The rapid technological change in Gold Lion Group’s industry, the short product life cycle of its handsets, its limited forecasting experience and processes, and the competitive nature of its target markets make forecasting Gold Lion Group’s future sales and operating results difficult. Gold Lion Group’s expense levels are based, in part, on its expectations regarding future sales. In addition, to enable Gold Lion Group to promptly fill orders, it maintains inventories of raw materials, components and handsets. As a result, Gold Lion Group has to commit to considerable costs in advance of anticipated sales. Any significant shortfall of sales may result in Gold Lion Group maintaining higher levels of inventories of raw materials, components, and finished goods than it requires, thereby increasing its risk of inventory obsolescence and corresponding inventory write-downs and write-offs. Gold Lion Group cannot guarantee that such write-downs will be adequate to cover all losses resulting from inventory obsolescence.

Gold Lion Group plans to market its products to countries outside of China, which may subject it to various economic, political, regulatory, legal and foreign exchange risks.

Gold Lion Group currently sells substantially all of its products in China. Gold Lion Group also plans to selectively enter into markets outside China where it identifies an opportunity to sell differentiated products and where it believes it will be able to realize a reasonable return on investment. The marketing, distribution and sale of its mobile handsets overseas exposes Gold Lion Group to a number of risks, including:

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fluctuations in currency exchange rates of the U.S. dollar and other foreign currencies against the Renminbi;

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difficulty in engaging and retaining distributors and agents who are knowledgeable about, and can function effectively in, overseas markets;

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difficulty in designing products that are compatible with communications and product standards in foreign countries, and in attaining the required certifications for those products;

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longer accounts receivable collection periods and greater difficulty in accounts receivable collection;

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increased costs associated with maintaining marketing and sales activities in various countries;

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difficulty and costs relating to compliance with unexpected changes in regulatory requirements and different commercial and legal requirements in the jurisdictions in which Gold Lion Group offers its products;

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inability to obtain, maintain or enforce intellectual property rights; and

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changes to import and export regulations, including quotas, tariffs and other trade barriers, delays or difficulties in obtaining export and import licenses, potential foreign exchange controls and repatriation controls on foreign earnings, exchange rate fluctuations, and currency conversion restrictions.

If Gold Lion Group is unable to effectively manage these risks, its ability to conduct or expand its business abroad would be impaired; and this may in turn have a material adverse effect on Gold Lion Group’s business, financial condition, results of operations, and prospects.

Gold Lion Group’s operating results are difficult to predict and may fluctuate significantly from period to period in the future.

Gold Lion Group’s operating results are difficult to predict and may fluctuate significantly from period to period based on a number of factors such as the launch of new products in a given period, the seasonality of its mobile handset sales, the short life-cycle of any given handset model due to rapid technological advances, a possible deterioration of economic conditions in China, and potential changes to the regulation of the mobile handset industry in China. As a result, you may not be able to rely on period-to-period comparisons of Gold Lion Group’s operating results as an indication of its future performance. If its revenues for a particular period are lower than Gold Lion Group expects, its may be unable to reduce its fixed costs and operating expenses for that period by a corresponding amount, which would negatively impact its operating results for that period relative to its operating results for other periods.

Gold Lion Group has not applied for patents or registered copyrights for most of its intellectual property; and its failure to adequately protect its intellectual property rights may undermine its competitive position. In addition, litigation to protect Gold Lion Group’s intellectual property rights may be costly.

Implementation of PRC intellectual property-related laws has historically been lacking, primarily because of ambiguities in PRC laws and difficulties in enforcement. Accordingly, intellectual property rights and confidentiality protections in China may not be as effective as in the United States or other countries. Gold Lion Group relies primarily on trade secrets and other contractual restrictions to protect its intellectual property. Gold Lion Group has not applied for patents or registered copyrights in China for most of its inventions, original works of authorship, developments, and improvements relating to the mobile handsets it produces. The actions Gold Lion Group has taken to protect its intellectual property rights may not be adequate to provide it with meaningful protection or commercial advantage. As a result, third parties may use the technologies that it has developed and compete with Gold Lion Group, which could have a material adverse effect on its business, financial condition and operating results.

In addition, policing unauthorized use of proprietary technology can be difficult and expensive. Litigation may be necessary to enforce Gold Lion Group’s intellectual property rights and the outcome of any such litigation may not be in Gold Lion Group’s favor. Given the relative unpredictability of China’s legal system and potential difficulties in enforcing a court judgment in China, there is no guarantee that Gold Lion Group would be able to halt the unauthorized use of its intellectual property through litigation in a timely manner.

Furthermore, any such litigation may be costly and may divert management attention away from Gold Lion Group’s business and cause it to expend significant resources. An adverse determination in any such litigation will impair Gold Lion Group’s intellectual property rights and may harm its business, prospects and reputation. In addition, Gold Lion Group has no insurance coverage against litigation costs and would have to bear all costs arising from such litigation to the extent it is unable to recover them from other parties. The occurrence of any of the foregoing could have a material adverse impact on Gold Lion Group’s business, financial condition and results of operations.

Gold Lion Group may be exposed to infringement or misappropriation claims by third parties which, if determined adversely against it, could disrupt its business and subject it to significant liability to third parties, as well as have a material adverse effect on its financial condition and results of operations.

Gold Lion Group’s success depends, in large part, on its ability to use and develop its technology, know-how and product designs without infringing upon the intellectual property rights of third parties.

Gold Lion Group’s products include increasingly complex technology and, as the amount of such technologies and the number of parties claiming rights continue to increase; the possibility of alleged infringement and related intellectual property claims against it continues to rise. The holders of patents and other intellectual property rights potentially relevant to Gold Lion Group’s product offerings may be unknown to Gold Lion Group, or may otherwise make it difficult for Gold Lion Group to acquire a license on commercially acceptable terms. There may also be technologies licensed to and relied on by Gold Lion Group that are subject to infringement or other corresponding allegations or claims by others which could damage its ability to rely on such technologies. In addition, although Gold Lion Group endeavors to ensure that companies that work with it possess appropriate intellectual property rights or licenses, Gold Lion Group cannot fully avoid the risks of intellectual property rights infringement created by suppliers of components used in its products or by companies with which it works in cooperative research and development activities. Since technology standards, including those used and relied on by Gold Lion Group, typically involve intellectual property rights, Gold Lion Group cannot fully avoid risks of a claim for infringement of such rights due to its reliance on such standards. Gold Lion Group believes that the number of third parties declaring their intellectual property to be relevant to these standards - for example, those standards related to 3G mobile communication technologies as well as other advanced mobile communications standards - is increasing, which may increase the likelihood that Gold Lion Group will be subject to such claims in the future.

While Gold Lion Group believes that any such intellectual property rights declared and found to be essential to a given standard carry with them an obligation to be licensed on fair, reasonable and non-discriminatory terms, not all intellectual property owners agree on the meaning of that obligation and, thus, costly and time-consuming litigation over such issues may result in the future.

As Gold Lion Group continues to market and sell its products throughout China, and as litigation becomes more common in China, Gold Lion Group faces a higher risk of becoming subject to claims for intellectual property infringement. While Gold Lion Group has not, to date, become subject to these types of claims, it is possible that it may, in the future, become subject to such intellectual property infringement claims. Regardless of whether such claims have merit or are decided in its favor, any such litigation could have a negative impact on Gold Lion Group brand, reputation and ability to conduct its business and sell some or all of its products.

Gold Lion Group’s sales and profitability depend on the continued growth of the mobile telecommunications industry, especially in China, and if the mobile telecommunications industry does not grow as Gold Lion Group expects or grows at a slower speed than Gold Lion Group expects, its sales and profitability may be materially adversely affected.

Gold Lion Group derives substantially all of its revenues from sales of mobile handsets in China. The continued development of its business depends, in large part, on continued growth in the mobile telecommunications industry, especially in China, in terms of the number of existing mobile subscribers who upgrade or replace their existing mobile handsets, the number of new subscribers, and increased usage. Although China’s wireless telecommunication industry has grown rapidly in the past, and although China government has granted 3G licenses to operators, the wireless telecommunication industry may not continue to grow at the same growth rate in the future or to grow at all.

Furthermore, Gold Lion Group’s sales and profitability are also affected by the extent to which there is increasing demand for, and development of, value-added services, leading to opportunities for it to successfully market mobile handsets that feature those services. To a certain extent, Gold Lion Group is dependent on third-party mobile telecommunication operators to successfully introduce these value-added services that encourage end users to upgrade or replace their mobile handsets. For instance, mobile telecommunication operators in China are upgrading their networks to offer 3G wireless telecommunication services, which will lead to increased demand for enhanced wireless value-added services and, therefore, increased demand for mobile handsets with more advanced technologies in China. Therefore, if mobile telecommunication operators are not successful in their attempts to introduce new services, increase the number of subscribers, stimulate increased usage and drive replacement sales, its business and results of operations could be materially adversely affected.

These developments in its industry are, to a large extent, outside of Gold Lion Group’s control; and any reduced demand for wireless voice and data services, any other downturn, or other adverse changes in China’s wireless telecommunication industry could severely harm its business.

Changes in the regulatory environment for telecommunications systems and services, especially in China, could negatively impact Gold Lion Group’s business.

The telecommunications industry in China is heavily regulated, and regulatory changes may affect both Gold Lion Group and its customers. For example, changes in regulations that impose more stringent standards for the production of mobile handsets could adversely affect Gold Lion Group business. Similarly, tariff regulations that affect the pricing of new services offered by mobile telecommunication operators could also affect their ability to invest in network infrastructure, which in turn could affect the sales of Gold Lion Group’s mobile handsets. License fees, environmental, health and safety, privacy and other regulatory changes may increase costs and restrict operations of mobile telecommunication network operators and service providers. The indirect impact of such changes could affect Gold Lion Group’s business adversely even though the specific regulations may not directly apply to it or its products.

China Ministry of Industry and Information Technology (“MIIT”) has broad discretion and authority to regulate all aspects of the telecommunications and information technology industries in China, including managing spectrum, setting mobile handset specifications and standards, approving the adoption of new technologies such as 3G, and drafting laws and regulations. MIIT also determines the forms and types of services that may be offered by telecommunication companies to the public, the rates that are charged to subscribers for those services, and the content of material available in China over wireless services, including Internet content. In addition, China’s telecommunication regulatory framework is still at a relatively early stage of development, and prone to directional shifts and major structural changes. The PRC government is in the process of drafting a national telecommunication law, which may include new legislation governing the mobile handset industry. If MIIT sets standards with which Gold Lion Group is unable to comply or which would render Gold Lion Group’s products uncompetitive, its ability to sell products could be severely limited, resulting in substantial harm to Gold Lion Group’s operations.

Gold Lion Group depends on its key personnel, and its business and growth may be severely disrupted if it loses their services. Gold Lion Group may also have difficulty attracting and retaining qualified management and research and development personnel.

Gold Lion Group’s future success depends substantially on the continued services of its key personnel. Gold Lion Group relies on key personnel’s experience in the mobile handset manufacturing industry, in similar business operations, in sales and marketing, and on their relationships with Gold Lion Group’s shareholders, customers, and suppliers. If Gold Lion Group loses the services of one or more of these key personnel, it may not be able to replace them readily, if at all, with suitable or qualified candidates, and may incur additional expenses to recruit and retain new officers, which could severely disrupt its business and growth.

In addition, if any of these key personnel joins a competitor or forms a competing company, Gold Lion Group may lose some of its customers. Gold Lion Group has entered into employment agreements with each of these key personnel, which contain confidentiality and non-competition provisions. However, if any disputes arise between these key personnel and Gold Lion Group, it is not clear what the court decisions will be and the extent to which these court decisions could be enforced in China, where all of these key personnel reside and hold some of their assets. Furthermore, as Gold Lion Group expects to continue to expand its operations and develop new products, Gold Lion Group will need to continue attracting and retaining experienced management and key research and development personnel.

Competition for management and research and development personnel in the mobile handset market in China is intense, and the availability of suitable and qualified candidates is limited. In particular, Gold Lion Group competes to attract and retain qualified research and development personnel with other mobile handset manufacturers, universities and research institutions. Competition for these individuals could cause Gold Lion Group to offer higher compensation and other benefits in order to attract and retain them, which could have a material adverse effect on Gold Lion Group’s financial condition and results of operations. Gold Lion Group may also be unable to attract or retain the personnel necessary to achieve its business objectives, and any failure in this regard could severely disrupt its business and growth.

Fluctuations in exchange rates could adversely affect Gold Lion Group’s business.

Because substantially all of its earnings are denominated in Renminbi, any appreciation or depreciation in the value of the Renminbi relative to the U.S. dollar would affect Gold Lion Group’s balance sheet position and financial results reported in U.S. dollar terms without giving effect to any underlying change in its business or results of operations. In addition, fluctuations in the exchange rate between the U.S. dollar and the Renminbi would affect the relative purchasing power of Gold Lion Group’s U.S. dollar denominated cash assets and the Renminbi value of Gold Lion Group’s U.S. dollar denominated bank borrowings. Fluctuations in the exchange rate will also affect the relative value of any dividend Gold Lion Group may issue that will be exchanged into U.S. dollars, and will affect the earnings from and value of any U.S. dollar-denominated investments it makes in the future.

Gold Lion Group’s competitive position could decline if it is unable to obtain additional financing to acquire businesses or technologies that are strategic for its success, or otherwise execute its business strategy.

Gold Lion Group believes that its current cash will be sufficient to fund its working capital and capital expenditure requirements for at least the next twelve months. However, Gold Lion Group may need to raise additional funds to support more rapid expansion, respond to competitive pressures, acquire complementary businesses or technologies or respond to unanticipated requirements. Gold Lion Group cannot assure you that additional funding will be available to it in amounts or on terms acceptable to Gold Lion Group. If sufficient funds are not available or are not available on acceptable terms, Gold Lion Group’s ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance its services or products, or otherwise respond to competitive pressures would be significantly limited. If appropriate opportunities arise, Gold Lion Group intends to acquire businesses; technologies, services or products that it believes are strategic.

Risks Related to Gold Lion’s Industry

If Gold Lion Group cannot keep pace with market changes and produce mobile phones with new technologies and features in a timely and cost-efficient manner to meet its customers’ requirements and preferences, the growth and success of its business will be materially adversely affected.

The mobile handset market in China is characterized by changing consumer preferences with respect to style and functionality, increasing demand for new and advanced technologies and features, rapid product obsolescence and price erosion, evolving industry standards, intense competition and wide fluctuations in product supply and demand. If Gold Lion Group cannot keep pace with market changes and produce new mobile handsets in a timely and cost-efficient manner to meet its customers’ requirements and preferences, the growth and success of its business will be materially adversely affected.

Gold Lion Group experiences intensive competition from its Electronics Manufacturing Service (“EMS”) competitors; Gold Lion Group’s failure to maintain its relationship with clients may have material adverse impact on its business and profitability.

In recent years, more and more EMS providers have invested heavily in the northern part of China and particularly in the Bo Hai area where Tianjin city is located. Gold Lion Group’s OEM customers are also giving more orders to other EMS providers to balance their need and reduce their risk. Gold Lion Group will attempt to provide better services and higher quality products to attract more customers and reduce its risk from fierce competition.

Competition in mobile phone manufacture and sales is intense. Gold Lion Group’s failure to maintain or improve its market position and respond successfully to changes in the competitive landscape may have a material adverse impact on its business and results of operations.

The mobile handset manufacturing industry in China is intensely competitive. Industry participants compete with each other mainly on the basis of the breadth and depth of their product portfolios, price, operational and manufacturing efficiency, technical performance, product features, quality, customer support and brand recognition. Gold Lion Group faces significant competition from a number of competitors, including domestic mobile handset producers such as Bird Ningbo Co., Ltd, Haier Telecom Co. Ltd., , Konka Group Co., Ltd, Lenovo Group Limited, and TCL Communication Technology Holdings Limited,. and a number of large multinational mobile handset producers, such as LG Electronics Ltd., Motorola Inc., Nokia Corporation, Samsung Electronics Co., Ltd., and Sony Ericsson Mobile Communications (China) Co., Ltd.. Many of Gold Lion Group’s competitors have longer operating histories, greater name recognition, significantly larger market shares, access to larger customer bases and significantly greater economies of scale and financial, sales and marketing, manufacturing, distribution, technical and other resources than Gold Lion Group does. Some of these competitors have used, and will probably continue to use, more aggressive pricing strategies, greater amounts of sales incentives and subsidies for distributors, retailers and customers, more successful design approaches, and more advanced technologies. In addition, some competitors have chosen to focus on building products based on commercially available components, which may enable them to introduce these products faster and with lower levels of research and development spending than Gold Lion Group. Furthermore, consolidation among the industry participants in China may potentially result in stronger competitors that are better able to compete as end-to-end suppliers as well as competitors who are more specialized in particular areas and geographic markets. This could have a material adverse effect on Gold Lion Group’s business, financial condition, results of operations and prospects.

Gold Lion Group may be unable to manage rapid growth and a changing operating environment, which could adversely affect its ability to serve its customers and could harm its business.

Gold Lion Group has experienced rapid growth over the last few years. Gold Lion Group has limited operational, administrative and financial resources, which may be inadequate to sustain its current growth rate. If Gold Lion Group is unable to manage its growth effectively, the quality of its solutions could deteriorate and its business may suffer. As its customer base increases and it enters new end-markets, Gold Lion Group will need to:

•

increase its investments in personnel, research and development capabilities, facilities and other operational areas;

•

continue training, motivating and retaining its existing employees, and attract and integrate new qualified employees;

•

develop and improve its operational, financial, accounting and other internal systems and controls; and

•

take enhanced measures to protect any proprietary technology or technological capability it develops.

Any failure to manage Gold Lion Group’s growth successfully could distract management’s attention and result in its failure to serve its customers and harm its business.

Risks Related to Doing Business in China

Adverse changes in political and economic policies of the PRC government could have a material adverse effect on the overall economic growth of China, which could reduce the demand for Gold Lion Group’s products and materially adversely affect its competitive position.

Gold Lion Group conducts substantially all of its operations and generates most of its revenues in China. Accordingly, its business, financial condition, results of operations and prospects are affected significantly by economic, political and legal developments in China. The PRC economy differs from the economies of most developed countries in many respects, including:

•

the higher level of government involvement;

•

the early stage of development of the market-oriented sector of the economy;

•

the rapid growth rate;

•

the higher level of control over foreign exchange; and

•

The allocation of resources.

While the PRC economy has grown significantly since the late 1970s, the growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall PRC economy, but may also have a negative effect on Gold Lion Group. For example, Gold Lion Group’s financial condition and results of operations may be adversely affected by government control over the telecommunications industry, capital investments or changes in tax regulations that are applicable to it.

The PRC economy has been transitioning from a planned economy to a more market-oriented economy. Although the PRC government has in recent years implemented measures emphasizing the utilization of market forces for economic reform, the PRC government continues to exercise significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, and imposing policies that impact particular industries or companies in different ways. For example, efforts by the PRC government to slow the pace of growth of the PRC economy could result in decreased capital expenditure by mobile telecommunication network operators, which in turn could reduce demand for its products.

Any adverse change in the economic conditions or government policies in China could have a material adverse effect on the overall economic growth and the level of mobile communications investments and expenditures in China, which in turn could lead to a reduction in demand for Gold Lion Group’s products and consequently have a material adverse effect on its business and prospects. In particular, any adverse change in the PRC government’s policies towards the mobile communications industry may have a material adverse effect on Gold Lion Group’s business.

Risks Relating to the Acquisition and Spin-Off

Upon completion of the acquisition, voting control by the Gold Lion shareholders may limit your ability to influence the outcome of director elections and other matters requiring shareholder approval.

Upon consummation of the acquisition, the shareholders of Gold Lion will own between 60.3% and 83% of the common stock of Zoom depending on whether Zoom only acquires Gold Lion or if it also acquires the additional 28.97% interest in TCB Digital and depending on whether Zoom is required to issue the NASDAQ Additional Consideration Shares. These Gold Lion shareholders will be able to control substantially all matters requiring approval by Zoom’s stockholders, including the election of a majority of Zoom’s directors and the approval of other business transactions. This concentration of ownership could have the effect of delaying or preventing a future change in control of Zoom or discouraging a potential acquirer from attempting to obtain control of Zoom, which in turn could have a material adverse effect on the market price of Zoom’s common stock or prevent Zoom’s stockholders from realizing a premium over the market price for their common stock.

If Zoom is required to issue the NASDAQ Additional Consideration Shares, the Gold Lion shareholders will be entitled to receive additional shares as contingent consideration for the acquisition, which would result in dilution and might have an adverse effect on the market price of Zoom’s common stock.

Under the share exchange agreement, the Gold Lion shareholders are entitled to receive up to an additional 2,499,168 in NASDAQ Additional Consideration Shares if either: (a) as of the date the Zoom stockholders approve the acquisition, Zoom’s common stock is not listed on the NASDAQ Capital Market or (b) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the closing of the share exchange agreement; provided that these additional shares would not be issuable if Gold Lion Group’s net income after tax is less than $2.7 million for the year ended December 31, 2008 or if Gold Lion does not deliver to Zoom its final audited financial for the years ended December 31, 2008 and 2007 on or before May 12, 2009. If the NASDAQ Additional Consideration Shares are issued, the number of shares outstanding will significantly increase. The issuance of the additional shares will have a dilutive effect on the common stock already outstanding and may cause a reduction in the trading price of Zoom’s common stock in the public market.

Because Zoom does not intend to pay dividends, stockholders will benefit from an investment in Zoom’s common stock only if those shares appreciate in value.

Zoom has never declared or paid any cash dividends on the shares of Zoom common stock. Upon completion of the acquisition, Zoom currently intends to retain all future earnings, if any, for use in the operations and expansion of the business. As a result, Zoom does not anticipate paying cash dividends in the foreseeable future. Any future determination as to the declaration and payment of cash dividends will be at the discretion of Zoom’s board of directors and will depend on factors its board of directors deems relevant, including among others, Zoom’s results of operations, financial condition and cash requirements, business prospects, and the terms of Zoom’s credit facilities, if any, and any other financing arrangements. Accordingly, realization of a gain on stockholders’ investments will depend on the appreciation of the price of Zoom’s common stock, and there is no guarantee that Zoom’s common stock will appreciate in value.

Zoom’s board of directors approved the acquisition without obtaining a fairness opinion.

Zoom did not obtain a fairness opinion with respect to the Gold Lion acquisition. If Zoom’s board of directors erred in concluding that the share exchange agreement is in the best interest of Zoom’s stockholders, then its stockholders could suffer adverse consequences such as a decline in the value of their shares following the consummation of the transaction. In addition, at a minimum, any litigation over the board’s exercise of its fiduciary duties would divert management’s time and attention from completing the transactions described herein and would likely also involve the expenditure of substantial amounts for legal fees.

Gold Lion may have difficulty establishing adequate management, legal and financial controls in the PRC.

Most PRC companies historically have been less focused on establishing Western style management and financial reporting concepts and practices, as well as modern banking, computer and other internal control systems, than companies in the U.S. and certain other Western countries. Gold Lion may have difficulty in hiring and retaining a sufficient number of qualified internal control employees to work in the PRC. As a result of these factors, Gold Lion may experience difficulty in establishing management, legal and financial controls, collecting financial data, preparing financial statements, books of account and corporate records, and instituting business practices that meet Western standards.

Section 404 of the Sarbanes-Oxley Act of 2002 will require Zoom to document and test its internal controls over financial reporting in future periods. Any delays or difficulty in satisfying these requirements could adversely effect its future results of operations and Zoom’s stock price.

Section 404 of the Sarbanes-Oxley Act of 2002 will require Zoom to document and test the effectiveness of Gold Lion’s internal control over financial reporting in accordance with an established internal control framework and to report on its conclusion as to the effectiveness of such internal controls. It may cost Zoom more than it expects to comply with these control and procedure-related requirements.

Zoom may discover in the future areas of its internal control that need improvement, particularly with respect to Gold Lion Group or other businesses that it may acquire. Zoom cannot be certain that any remedial measures it takes will provide it with adequate internal control over its financial processes and reporting in the future. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could harm Zoom’s operating results or cause it to fail to meet its reporting obligations. If Zoom is unable to conclude that it has effective internal control over financial reporting, or if its independent auditors are unable to provide it with an unqualified report regarding the effectiveness of its internal control over financial reporting in future periods as required by Section 404, investors could lose confidence in the reliability of its financial statements, which could result in a decrease in the value of Zoom’s common stock. In addition, failure to comply with Section 404 could potentially subject Zoom to sanctions or investigations by the SEC or other regulatory authorities.

The distribution of Zoom Telephonics stock to Zoom shareholders may be treated as a taxable dividend.

Zoom may discover that as of the date of the distribution of Zoom Telephonics stock to Zoom shareholders that it has sufficient current earnings and profits to cause all or a portion of the distribution to be treated as a taxable dividend. If this were to occur, an amount equal to the fair market value of the Zoom Telephonics common stock received by Zoom shareholders (including any fractional shares deemed to be received) on the distribution date will be treated as a taxable dividend to the extent of a shareholder’s ratable share of 2009 earnings and profits of Zoom with the excess treated as a non-taxable return of capital to the extent of a shareholder’s tax basis in Zoom common stock, and any remaining excess treated as capital gain.

The distribution of Zoom Telephonics stock to Zoom shareholders may result in a taxable gain to Zoom.

The distribution of Zoom Telephonics stock to Zoom shareholders is not intended to be a tax-free distribution governed by Section 355 of the Code. A taxable distribution will generally result in taxable gain to the distributing corporation. Zoom believes in this case that it will not recognize gain as a result of the distribution because its tax basis in Zoom Telephonics stock will exceed the fair market value of that stock as of the date of distribution. In addition, even if Zoom’s tax basis in the Zoom Telephonics stock were less than the fair market value of that stock as of the date of distribution, Zoom believes that it would nonetheless have sufficient net operating loss carryforwards to offset any taxable gain recognized.

To the extent that either of these assumptions are incorrect, Zoom has fully indemnified TCB Digital under the Share Exchange Agreement for any pre-closing income taxes incurred, including any income tax resulting from the distribution of Zoom Telephonics.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this proxy statement regarding Zoom’s and Gold Lion’s strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and you should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties. The parties to this proxy statement have included important factors in the cautionary statements included in this proxy statement, particularly in the “Risk Factors” section, that the parties believe could cause actual results or events to differ materially from the forward-looking statements made by the parties, including, among others:

•

legislation or regulatory environments, requirements or changes adversely affecting the business in which Gold Lion is engaged;

•

continued compliance with government regulations;

•

fluctuations in customer demand;

•

management of rapid growth;

•

the time to develop and market new products;

•

general economic conditions;

•

geopolitical events; and

•

changes in accounting principles generally accepted in the United States.

Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations, dividends or investments made by Zoom or Gold Lion.

You should read this proxy statement, including all annexes to this proxy statement with the understanding that actual future results may be materially different from what the parties expect. Neither Zoom nor Gold Lion assumes any obligation to update any forward-looking statements.

HISTORICAL FINANCIAL INFORMATION

OF GOLD LION HOLDING LTD.

Index

Report of Independent Registered Public Accounting Firm	page 26
Consolidated Balance Sheets at December 31, 2008 and 2007	page 27
For the years ended December 31, 2008 and 2007:
Consolidated Statements of Operations and Other Comprehensive Income	page 28
Consolidated Statements of Cash Flows	page 29
Consolidated Statements of Stockholders’ Equity	page 30
Notes to Consolidated Financial Statements	page 31

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Gold Lion Holding, Ltd.

We have audited the accompanying consolidated balance sheets of Gold Lion Holding, Ltd. Affiliates and Subsidiaries as of December 31, 2008 and 2007 and the related consolidated statements of income and other comprehensive income, stockholders' equity, and cash flows for the years ended December 31, 2008 and 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gold Lion Holding, Ltd., Affiliates and Subsidiaries as of December 31, 2008 and 2007 and the combined consolidated results of their operations and their consolidated cash flows for the years ended December 31, 2008 and 2007, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements referred to above were combined and consolidated as described in Note 1 to the financial statements.

/s/  Goldman Parks Kurland Mohidin LLP

Goldman Parks Kurland Mohidin LLP

Encino, California

March 27 2009

GOLD LION HOLDING LTD.

CONSOLIDATED BALANCE SHEETS

	December 31, 2008	December 31, 2007
ASSETS
Current assets
Cash and cash equivalents	$812,769	$3,980,584
Restricted cash	8,753,757	5,452,203
Notes receivable	—	452,742
Accounts receivable, net	12,366,814	12,669,242
Other receivables, net of allowance for doubtful accounts	1,119,881	2,598,614
Advance to suppliers	24,275,313	12,309,764
Inventories, net	3,742,046	7,216,945
Due from related parties	6,069,842	18,148,353
Total current assets	57,140,422	62,828,447

Property, plant and equipment, net	7,054,892	5,002,685
Long-term investments	65,653	229,391
Due from related parties-long term	247,294	—
Deferred tax assets	612,835	438,938
Goodwill	103,057	10,273

TOTAL ASSETS	$65,224,153	$68,509,734

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Short-term loans	$18,893,525	$19,240,918
Notes payable	17,507,514	9,553,870
Accounts payable	3,580,720	4,857,342
Advance from customers	3,785,462	2,721,406
Dividends payable	578,142	541,789
Taxes payable	775,315	645,925
Accrued expenses and other payables	2,832,599	2,845,673
Due to related parties	5,161,169	16,207,276
Deferred tax liabilities	11,879	—

Total current liabilities	53,126,325	56,614,199

Long-term loans	1,167,168	—

TOTAL LIABILITIES	54,293,493	56,614,199

MINORITY INTERESTS	6,489,032	5,776,086

STOCKHOLDERS’ EQUITY
Common shares, issued and outstanding; 1,000 shares, par value $0.001 per share	1	4,630,213
Additional paid-in capital	3,553,292	1
Statutory surplus reserve	569,193	257,078
Accumulated other comprehensive income	243,625	234,917
Accumulated retained earning	75,517	997,240

TOTAL STOCKHOLDERS’ EQUITY	4,441,628	6,119,449

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$65,224,153	$68,509,734

The accompanying notes are an integral part of these consolidated financial statements

GOLD LION HOLDING LTD.

CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME

	Years Ended December 31
	2008	2007

Net revenue	$80,611,981	$42,496,458
Cost of sales	(72,410,992)	(37,789,130)

Gross profit	8,200,989	4,707,328

Operating expenses:
Sales and marketing expenses	267,076	141,665
General and administrative expenses	1,685,885	294,729
Research and development expenses	871,238	998,756
	2,824,199	1,435,150

Income from operations	5,376,790	2,033,343

Other income (expenses)
Equity in earnings in investee	3,191	—
Interest income	176,102	9,860
Government grant income	176,747	79,933
Other income	4,121	63,879
Interest expense	(1,599,139)	(449,873)
Exchange loss	(91,071)	(449,873)
Other expenses	(37,506)	(17,983)
	(1,367,555)	(316,416)

Income before income taxes and minority interests	4,009,235	1,716,927
Income tax expense	(611,586)	(120,949)

Income before minority interest	3,397,649	1,595,978
Minority interest	(330,721)	(626,576)

Income from continuing operations	3,066,928	969,402
Loss from discontinued operation	(246,654)	(214,117)

Net Income	2,820,274	755,285

Other comprehensive income	8,708	234,917

Comprehensive income	$2,828,982	$990,202

The accompanying notes are an integral part of these consolidated financial statements

GOLD LION HOLDING LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007
Cash flows from operating activities:
Net income	$2,820,274	$755,285
Adjustments to reconcile net income to cash used by operating activities:
Minority interest	330,721	626,576
Depreciation and amortization	1,231,707	437,188
Provision for inventory obsolescense	(173,528)	416,931
Provision for doubtful receivables	(86,390)	55,505
Loss of disposal of fixed assets	497	––
Investment income	(3,191)	––
Changes in operating assets and liabilities:
Deferred tax assets	(130,508)	(427,702)
Accounts receivable	266,411	(6,290,050)
Inventories	3,292,582	(4,486,960)
Advances to suppliers	(16,037,819)	(9,462,401)
Prepaid expenses and other assets	1,541,259	(2,537,207)
Accounts payable	(1,543,164)	2,320,802
Advance from customers	867,776	—
Related parties	(721,332)	(1,190,725)
Accrued expenses and other current liabilities	(110,174)	340,278
Net cash used by operating activities	(8,454,880)	(19,442,480)

Cash flows from investing activities:
Restricted cash	(2,890,163)	(5,312,627)
Cash paid for long- term investment	—	(10,273)
Purchase of property & equipment and other long-term assets	(2,895,299)	(1,919,288)
Cash proceeds from disposal of fixed assets	9,623	445
Cash proceeds from disposal of discontinued operations	1,749,258	––
Cash proceeds from notes receivable	475,622	360,779
Cash increase due to acquisition of subsidiaries	—	5,151,367
Net cash used for investing activities	(3,550,959)	(1,729,597)

Cash flows from financing activities:
Proceeds from short-term loans	18,600,309	17,416,130
Proceeds from long-term loan	1,149,054	—
Advance to related parties	(5,649,111)	(17,810,945)
Repayment on borrowing from related parties	(37,884,458)	18,039,538
Proceeds from notes payable	7,199,115	9,309,291
Dividend distribution	––	(519,566)
Collection on advance to related parties	18,484,740	1,395,920
Receipt on related parties	26,885,911	(546,402)
Repayments on short-term loan	(20,213,293)	(2,531,221)
Net cash provided by financing activities	8,572,267	24,752,745

Effect of exchange rate changes on cash	265,756	181,332

Net increase (decrease) in cash and cash equivalents	(3,167,815)	3,762,000

Cash and cash equivalents, beginning balance	3,980,584	218,584

Cash and cash equivalents, ending balance	$812,769	$3,980,584

SUPPLEMENTARY DISCLOSURE:
Interest paid	$1,489,630	$416,580
Income tax paid	$931,854	$189,735

The accompanying notes are an integral part of these consolidated financial statements

GOLD LION HOLDING LTD.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2008 AND 2007

	Shares	Common stock	Additional paid-in capital	Statutory surplus reserve	Other compre-hensive income (loss)	Accumulated surplus/ (deficit)	Total
Balance December 31, 2006	1,000	$1	$—	$—	$—	$1,770	$1,769

Foreign currency translation					234,917	—	234,917
Net income					—	755,285	755,285
Appropriated statutory surplus reserve			—	65,293		(65,293)	—
Contribution of equity in affiliates		4,630,213	—	191,785		309,018	5,131,016

Balance December 31, 2007	1,000	$4,630,214	$—	$257,078	$234,917	$997,240	$6,119,449

Changes due to consolidation		(4,630,213)	3,553,292	(257,078)		(3,172,804)	(4,506,803)
Foreign currency translation		—			8,708	—	8,708
Net income		—			—	2,820,274	2,820,274
Appropriated statutory surplus reserve				569,193	—	(569,193)	—

Balance December 31, 2008	1,000	$1	$3,553,292	$569,193	$243,625	$75,517	$4,441,628

The accompanying notes are an integral part of these consolidated financial statements

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2008 AND 2007

NOTE 1 ORGANIZATION AND PROPOSED BUSINESS OPERATIONS

Gold Lion Holding Ltd ("Gold Lion" or “the Company”) was founded by Mr. Gu Lei (“Gu”) in September 2002 in the British Virgin Islands. Pursuant to an agreement dated June 30, 2007, Mr. Cao Wei (“Cao”), purchased from Gu 29.4% shares in the Company. Through a resolution of the Company on November 26, 2008, the Company’s issued 705 shares to Gu and 294 shares to Mr. Du Songtao (“Du”), resulting in a total of 1,000 issued and outstanding shares of Common Stock. Pursuant to a pledge agreement dated November 26, 2008, Du pledged his 294 shares to Cao, including all rights to such shares. As such, Gu and Cao jointly control 100% of Gold Lion.

On August 2, 2007, Gu founded Profit Harvest Corporation Ltd. (“Profit Harvest”) in Hong Kong, and in December 2008, 100% ownership of Profit Harvest was transferred to Gold Lion.

Pursuant to the capital injection agreement (“the Agreement”) by and among Tianjin Communication and Broadcasting Group Co., Ltd. (“TCBGCL”), TCBGCL Labour Union, Hebei Leimone Science and Technology Co., Ltd. (“Hebei Leimone”), Tianjin 712 Communication and Broadcasting Co., Ltd. (“712”), Beijing Depu Investment Co., Ltd. (“Beijing Depu”) and other natural person shareholders on May 8, 2007 and a resolution of the shareholder’s meeting on June 30, 2007, Hebei Leimone, a company controlled by Gu, acquired 25.13% of Tianjin Tong Guang Group Digital Communication Co., Ltd. (“TCB Digital”) from TCBGCL Labour Union and various natural person shareholders for cash of RMB9,000,000, approximately $1,286,000. Pursuant to this Agreement, Hebei Leimone and Beijing Depu, the companies controlled by Gu and Cao respectively, were to invest additional RMB15,928,700 and RMB10,377,600 respectively to TCB Digital, bringing the total investment from Hebei Leimone and Beijing Depu to $4,679,111 (RMB35,306,300). After this additional investment was made as of June 30, 2007, Hebei Leimone and Beijing Depu held 36.03% and 15% equity interests respectively of TCB Digital, amounting to 51.03% ownership in TCB Digital. Pursuant to an agreement dated June 30, 2007, Cao irrevocably pledged his 15% equity interest in TCB Digital through his ownership in Beijing Depu to Gu in exchange for a 29.4% stake in Gold Lion before he pays full consideration.

On November 30, 2007, Gold Lion and GD Industrial Company signed a share transfer agreement, pursuant to which, GD Industrial Company transferred 60% equity of Nantong Zong Yi Kechuang Digital Camera Technology Co., Ltd. (“Nantong Zong Yi”) for cash of $10,273 to the Company. In July 2008, Nantong Zong Yi changed its name to Jiangsu Leimone Electronic Co., Ltd. (“JS Leimone”). Before the acquisition date, JS Leimone did not have any operating activities. In January 2008, the Company invested $5,074,226 (HK$38,800,000) to JS Leimone to increase the Company’s ownership in JS Leimone to 80%. Pursuant to the share transfer agreement by and between Gold Lion and Nantong Zong Yi Investment Co., Ltd. dated November 26, 2008, the Company acquired the remaining 20% equity interest of JS Leimone from Nantong Zong Yi Investment Co., Ltd. for cash of $103,214 (HK$800,000). After this transaction, the Company owned 100% of JS Leimone.

Pursuant to the share transfer agreement by and among Hebei Leimone, Beijing Depu Investment Co., Ltd and JS Leimone dated December 15, 2008, Hebei Leimone and Beijing Depu Investment Co., Ltd. transferred their 51.03% equity interest of TCB Digital to JS Leimone on December 30, 2008.

Per the fact that TCB Digital and Profit Harvest are under common control with the Company since July 2007 and August 2007, respectively, we combined their financials at historical cost into the Company from the date the Company acquires control. Acquisition method is used when the Company has actual equity investment in TCB Digital and Profit Harvest.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Gold Lion Holding Ltd, its 100%-owned subsidiary Profit Harvest, its 100%-owned subsidiary JS Leimone and its 51.03%-owned joint venture TCB Digital as of and for the year ended December 31, 2008. As the Company acquired 60% of JS Leimone on November 30, 2007, the operating results from December 1, 2007 through December 31, 2007 and the balance sheet of JS Leimone were included in the combination for the year ended December 31, 2007. As of June 30, 2007, Gu and Cao jointly acquired 51.03% equity of TCB Digital through Hebei Leimone and Beijing Depu, entities they controlled, and Gu controlled 100% of Profit Harvest in 2007. The consolidated financial statements for 2007

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 1 ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (continued)

Principles of Consolidation (continued)

included the combination of 100% operation results of TCB Digital from July1, 2007 through December 31, 2007 and 100% of the operating results of Profit Harvest for 2007. As Gu and Cao transferred their 51.03% equity interest of TCB Digital into JS Leimone on December 30, 2008, and 100% equity interest of Profit Harvest was transferred to Gold Lion on December 22, 2008, the consolidated financial statements as of December 31, 2008 include the consolidation of balance sheets of TCB Digital and Profit Harvest and combination of 100% operating results of TCB Digital and 100% operating results of Profit Harvest of 2008. The difference of shareholder’s equity between 2007 and 2008 resulted from the change of consolidation method is presented as changes due to consolidation on the face of consolidated statements of shareholder’s equity. The common stock from contribution of equity in affiliates by the shareholders in 2007 was the 51.03% paid-in capital of TCB Digital, which was $4,630,212, and 100% paid-in capital of Profit Harvest, which was $1. The accumulated surplus from recapitalization on reverse acquisition in 2007 was the 51.03% retained earning of TCB Digital and 100% retained earning of Profit Harvest amounting to $309,018 and nil respectively. The common stock from changes due to consolidation was the reclassificationin 2008 of 51.03% paid-in capital of TCB Digital, which was $4,630,212, and 100% paid-in capital of Profit Harvest, which was $1. The additional paid-in capital from changes due to consolidation amounted to $3,553,292 in 2008 was the excess of the net assets over the purchase price for the acquisition of 51.03% of TCB Digital and 100% of Profit Harvest from related parties amounting to $1,610,957 and $1,942,335 respectively. The statutory surplus reserve from changes due to consolidation amounted to $(257,078) in 2008 was the net figure of statutory surplus reserve amounting to $257,078. The accumulated deficit from changes due to consolidation amounted to $(3,172,804) in 2008 was the 51.03% of accumulated retained earning of TCB Digital as of Dec.31, 2008 which amounted to $1,230,469 and the 100% of accumulated retained earning of Profit Harvest as of December 31, 2008 which amounted to $1,942,335.

Basis of Presentation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The Company’s functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars ($).

Use of Estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount of property and equipment and intangible assets; the allocation of the purchase price for the Company’s acquisitions; the collectibility of accounts receivable; the fair value of share-based compensation; the useful lives and salvage values of property and equipment; the realizability of inventories; and amounts recorded for contingencies. These estimates are often based on complex judgments and assumptions that management believes to be reasonable but are inherently uncertain and unpredictable. Actual results may differ from those estimates.

Foreign Currency Translation

The Company’s financial records are maintained in its local currency, the Renminbi (“RMB”), which is the functional currency. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 1 ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (continued)

Foreign Currency Translation

The reporting currency of the Company is the US dollar. Transactions denominated in currencies other than US dollars are translated into US dollars at the average rate for the period. Monetary assets and liabilities denominated in currencies other than US dollars are translated into US dollars at the rates of exchange at the balance sheet date. The resulting exchange differences are recorded in other expenses in the statement of income and comprehensive income.

RMB is not a fully convertible currency. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC, which are determined largely by supply and demand.

Fair Value of Financial Instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, restricted cash, marketable securities, trade, bills and other receivables, deposits, trade, bills and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of bank borrowings approximate their fair values because the applicable interest rates approximate current market rates.

It is management’s opinion that the Company is not exposed to significant interest, price or credit risks arising from these financial instruments.

The Company is exposed to foreign currency risk arising from import purchase transactions and trade payables as they affect the future operating results of the Company. The Company did not have any hedging transactions during 2008 or 2007.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Cash and Cash Equivalents

Cash consists of cash on hand, cash in bank accounts and interest-bearing savings accounts. Cash deposits that are restricted as to withdrawal or pledged as security, are disclosed separately on the consolidated balance sheet, and not included in cash for the purpose of the consolidated statements of cash flows.

Accounts Receivable

Allowances for doubtful accounts are maintained against accounts receivable for estimated losses resulting from the inability of customers to make required payments. These allowances are based on both recent trends of certain customers estimated to be a greater credit risk as well as general trends of the entire customer pool. Accounts are written off against the allowance when it becomes evident collection will not occur.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined on a weighted average basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition. In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels. Our reserve requirements generally increase as our projected demand requirements; or decrease due to market conditions and product life cycle changes. The Company estimates the demand requirements based on market conditions, forecasts prepared by its customers, sales contracts and orders in hand.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 1 ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (continued)

Inventories (continued)

In addition, the Company estimates net realizable value based on intended use, current market value and inventory ageing analyses. The Company writes down the inventories for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventories and the estimated market value based upon assumptions about future demand and market conditions. Historically, the actual net realizable value has been close to management’s estimate.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation is calculated on a straight-line basis over estimated useful lives of 30 years for buildings and improvements, 10 years for machinery and equipment, 4-5 years for electronic equipment, 5 years for workshop reconstruction and assembling line reconstruction, and 5 years for transportation equipment. Expenditures for maintenance and repairs are charged to expense as incurred. Major renewals and betterments are charged to the property accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed to the current period.

Capitalized Interest

Interest associated with major development and construction projects is capitalized and included in the cost of the project. When no debt is incurred specifically for a project, interest is capitalized on amounts expended on the project using weighted-average cost of the Company’s outstanding borrowings. Capitalization of interest ceases when the project is substantially complete or development activity is suspended for more than a brief period.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No.144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying values of long-lived assets, including property, plant and equipment and other intangible assets, whenever facts and circumstances indicate that the assets may be impaired. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs of disposal. For 2008, the Company performed an annual impairment review of long-lived assets and concluded that there was no impairment loss.

Goodwill

The Company recognizes goodwill for the excess of the purchase price over the fair value of the identifiable net assets of the business acquired. As required by SFAS No. 142, “Goodwill and Other Intangible Assets,” an impairment test for goodwill is undertaken by the Company at the reporting unit level annually, or more frequently if events or changes in circumstances indicate that goodwill might be impaired. As of December 31, 2008, the Company did not incur any impairment loss for goodwill.

Revenue Recognition

The Company recognizes sales in accordance with the United States Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 101, “Revenue Recognition in Financial Statements” and SAB No. 104, “Revenue Recognition.” The Company recognizes revenue when the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services were rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured. Revenue is not recognized until title and risk of loss is transferred to the customer, which occurs upon delivery of goods, and objective evidence exists that customer acceptance provisions were met. Provisions for discounts and returns are provided for at the time the sale is recorded, and are recorded as a reduction of sales. The Company bases its

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 1 ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (continued)

Revenue Recognition (continued)

estimates on historical experience taking into consideration the type of products sold, the type of customer, and the type of specific transaction in each arrangement. Revenues represent the invoiced value of goods, net of value added

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. Deposits or advance payments from customers prior to delivery of goods and passage of title of goods are recorded as advanced from customers.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts and each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion; it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities.

Operating Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company that do not meet the capitalization criteria of SFAS 13, are accounted for as operating leases. Rental payables under operating leases are recognized as expenses on the straight-line basis over the lease term.

Comprehensive Income

The Company uses SFAS 130 “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders' equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders.

SFAS No.130, “Reporting Comprehensive Income,” establishes standards for reporting and displaying comprehensive income and its components in the consolidated financial statements. Accumulated other comprehensive income (loss) includes foreign currency translation adjustments.

Long-Term Investments

The Company accounted for its 9% investment in Tianjin Tong Guang Microelectronics Co., Ltd using the cost method. The Company accounted for its 25% investment in Tianjin Jiaotong Group Guang Tong Information Tech. Construction Co., Ltd. (“Tianjin Jiaotong”), using the equity method, under which the share of Tianjin Jiaotong’ net income is recognized in the period in which it is earned. The Company disposed the investment in Tianjin Jiaotong in May 2008.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). This interpretation requires we recognize in our financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of 2007. The adoption of FIN 48 had no material effect on our financial statements.

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application was encouraged, provided the

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 1 ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (continued)

Recent Accounting Pronouncements (continued)

reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year. The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except in some circumstances where the statement shall be applied retrospectively. The adoption of SFAS 157 had no material effect on our financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with few exceptions. SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between companies that choose different measurement attributes for similar assets and liabilities. The requirements of SFAS 159 were effective for 2008. The adoption of SFAS 159 had no material effect on our financial statements.

In June 2007, the FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities” (“FSP EITF 07-3”), which addresses whether nonrefundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. The adoption of FASB Staff Position No. EITF 07-3 had no material effect on our financial statements.

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance became effective for the fiscal year beginning after December 15, 2008. Our management is in the process of evaluating the impact that SFAS 160 will have on the Company’s financial statements upon adoption.

In December 2007, the FASB issued SFAS No. 141 (Revised) “Business Combinations”. SFAS 141 (Revised) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance became effective for the fiscal year beginning after December 15, 2008. Our management is in the process of evaluating the impact that SFAS 141 (Revised) will have on the Company’s financial statements upon adoption.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133.” SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. Based on current conditions, the Company does not expect the adoption of SFAS 161 to have a significant impact on its results of operations or financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with US GAAP (the GAAP hierarchy). SFAS 162 will not have an offset on the Company’s financial statements.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 1 ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (continued)

Recent Accounting Pronouncements (continued)

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60.” The scope of SFAS 163 is limited to financial guarantee insurance (and reinsurance) contracts, as described in this Statement, issued by enterprises included within the scope of Statement 60. Accordingly, SFAS 163 does not apply to financial guarantee contracts issued by enterprises excluded from the scope of Statement 60 or to some insurance contracts that seem similar to financial guarantee insurance contracts issued by insurance enterprises (such as mortgage guaranty insurance or credit insurance on trade receivables). SFAS 163 also does not apply to financial guarantee insurance contracts that are derivative instruments included within the scope of FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS 163 will not have an impact on the Company’s financial statements.

NOTE 2 MERGER AND ACQUISITION

The Company acquired 60% of equity of JS Leimone on November 30, 2007. As of November 30, 2007, the net assets of JS Leimone were Nil. The agreed purchase consideration was $10,273 which was higher than 60% of total net assets of JS Leimone and resulted in goodwill of $10,273. On January 1, 2008, the Company invested $4,971,056 (HK$38,800,000) into JS Leimone. After this investment, the net assets of JS Leimone were $4,976,051 and the Company owned 80% of JS Leimone. The fair value of the 80% of equity interest of JS Leimone Electronic Co., Ltd on January 1, 2008 was $3,981,085. The agreed purchase consideration was $4,971,012 (HK$38,800,000) which was higher than 80% of total net assets of JS Leimone and resulted in goodwill of $989,927. The Company acquired the remaining 20% of equity of JS Leimone on November 30, 2008. As of November 30, 2008, the net assets of JS Leimone were $5,001,783 and therefore 20% of total assets of JS Leimone was $1,000,357. The agreed purchase consideration was $103,214 which was lower than 20% of total net assets of JS Leimone and resulted in negative goodwill of $897,143. Therefore, the total goodwill resulted from the acquisition of JS Leimone was $103,057. As of December 31, 2008 and 2007, goodwill was $103,057 and $10,273 respectively. There was no impairment of goodwill for 2008.

The following table summarizes goodwill resulting from the acquisition of JS Leimone:

November 30, 2007	$10,273
January 1, 2008	989,927
November 30, 2008	(897,143)

Total goodwill	$103,057

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 2 MERGER AND ACQUISITION (continued)

The following table summarizes the fair values of the assets acquired and liabilities assumed from JS Leimone as of the date of acquisition.

	November 30, 2007	January 1, 2008	November 30, 2008

Cash	$39,231	$5,010,704	$79,411
Accounts receivable	—	—	18,475
Other receivables	—	—	(4,750)
Advance to suppliers	—	—	4,665,134
Inventories	—	—	246,854
Due from related parties	—	—	45,431
Other assets	—	—	217,569
Fixed assets			1,708,102
Accounts payable			(388,235)
Advance from customers			(115,716)
Salary payable		(21,401)	(52,961)
Taxes payable			(5,138)
Other Payable			(1,111,614)
Due to related parties	(39,231)	(39,648)
Affect from foreign currency translation	—	200	(258,357)
Purchase price	—	4,949,855	5,001,783

NOTE 3 RESTRICTED CASH

Restricted cash as of December 31, 2008 and 2007, was $8,753,757 and $5,452,203 respectively. Restricted cash was deposits in banks representing collateral for the banks to issue banker’s acceptances. Restricted cash may not be recovered when the secured notes payable cannot be paid.

NOTE 4 NOTES RECEIVABLE

All Company’s notes receivable are non-interest bearing bank acceptances issued by Beijing Beny Wave Science and Technology Co., Ltd. and honored by local banks, which were Nil and $452,742, at December 31, 2008 and 2007, respectively. As of December 31, 2007, the balance of notes receivable were due from January 2008 through February 2008.

NOTE 5 ACCOUNTS RECEIVABLE

As of December 31, 2008 and 2007, the Company’s accounts receivable consisted of the following:

	2008	2007

Accounts receivable	$12,383,724	$13,015,913
Less: Allowance for doubtful accounts	(16,910)	(346,671)

Accounts receivable, net	$12,366,814	$12,669,242

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 6 INVENTORIES

Inventories, by major categories, as of December 31, 2008 and 2007 are as follows:

	2008	2007

Raw materials	$3,704.758	$6,531,972
Work in progress	17,672	111,744
Low value consumables	5,591	—
Finished goods	382,488	1,001,114
	4,096,227	7,644,830
Less: Allowance for obsolete inventories	(368,463)	(427,885)
	—	—
Inventories, net	$3,742,046	$7,216,945

NOTE 7 ADVANCE TO SUPPLIERS

As of December 31, 2008 and 2007, the Company’s advance to suppliers consisted of the following:

	2008	2007

Suzhou Moben Communication Technology Ltd.	$200,039	—

Shenzhen Yingqiongxing Trading Company	455,852	—

Beijing Xingwang Time Commercial Trading Co., Ltd.	7,737,737	$6,856,638

China Electronic Appliance Corporation	—	2,531,549

Spreadtrum Communications (shanghai) Co., Ltd.	—	127,808

Shenzhen HANTEL Communication Co., Ltd.	—	600,211

WINCOS	—	1,409,488

CEC CoreCast Corporation Limited	7,305,206	—

Beijing Orsus Xelent Technologies Inc.	6,000,625

HK HYWIN TECHNOLOGY Co., Ltd.	—	154,725

Derong	1,312,336	—

ECE Telecom Technology Limited	377,085	—

Tianjin Liantuo Electronic Technology Co., Ltd.	382,247	—

T.L.Y. (Hong Kong) Limited	104,840	—

Others	399,346	629,345

Total other receivables, net	$24,275,313	$12,309,764

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 8 OTHER RECEIVABLES

As of December 31, 2008 and 2007, the Company’s other receivables and prepaid expenses consist of the following:

	2008	2007

Advance to employees	$177,068	$276,616

Loan to third parties	476,963	832,529

Deposit for rental of equipment lease	43,769	115,065

Payment on behalf of other companies	—	836,517

Receivable for disposal of long-term assets	297,628	278,913

Others	83,605	243,251

Prepaid expenses	40,848	15,723

Total other receivables, net	$1,119,881	$2,598,614

The loan to third parties bore no interest.

The deposit for rental of equipment lease will be recovered in one year.

NOTE 9 PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment as of December 31, 2008 and 2007 consisted of the following:

	2008	2007

Cost:

Machinery and Equipment	$8,479,599	$5,467,660

Electronic Equipment	1,581,014	1,336,720

Transportation Equipment	169,235	115,305

Workshop reconstruction	58,606	54,921

Assembling line reconstruction	119,173	—

Total at cost	10,407,627	6,974,606

Less: Accumulated depreciation	(3,352,735)	(1,971,921)

Total property, plant and equipment, net	$7,054,892	$5,002,685

Depreciation for 2008 and 2007 was $1,231,707 and $437,188 respectively.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 10 LONG-TERM INVESTMENTS

As of December 31, 2008 and 2007, the Company’s long-term investment consisted of the following:

		2008		2007

Tianjin Jiaotong Group Guang Tong Information Tech Construction Co., Ltd. (“TJGGTIT”)	—	$—	25%	$167,865
Tianjin Tong Guang Microelectronics Co., Ltd.	9%	65,653	9%	61,526

Total		$65,653		$229,391

TJGGTIT was established on April 27, 2006 with total registered capital of $622,836 (RMB5,000,000). The Company sold the investment in TJGGTIT for $178,620 in 2008.

Tianjin Tong Guang Microelectronics Co., Ltd. was established on April 19, 2006 with total registered capital of $622,549 (RMB5,000,000). Tianjin Tong Guang Microelectronics Co., Ltd.’s principal activities are development, manufacturing and sale of electronic information products and related technical consulting services.

NOTE 11 SHORT-TERM LOANS

Short-term loans represent amounts due to various financial institutions which are normally due within one year. As of December 31, 2008 and 2007, the Company’s short term loans consisted of the followings:

	2008	2007

Loan from Shanghai Pudong Development Bank Tianjin Pucheng Branch, due from May 30, 2007 to May 29, 2008, with interest at 6.8985%, guaranteed by Huamiao Industrial Co., Ltd.	$—	$1,367,222

Loan from Bank of Communications Tianjin Shenyi Street Branch, due from August 3, 2007 to April 25, 2008, with interest at 6.84%, guaranteed by TCBGCL	—	4,101,667

Loan from Bank of Communications Tianjin Shenyi Street Branch, due from August 16, 2007 to July 15, 2008, with interest at 6.84%, guaranteed by TCBGCL	—	8,203,333

Loan from Bank of Communications Tianjin Shenyi Street Branch, due from September 17, 2007 to September 16, 2008, with interest at 8.019%, secured by the Company’s fixed assets	—	2,597,722

Loan from Bank of Communications Tianjin Shenyi Street Branch, due from November 15, 2007 to November 14, 2008, with interest at 8.019%, secured by the Company’s fixed assets	—	1,162,139

Loan from China Merchants Bank Tianjin Branch, due from November 12, 2007 to February 5, 2008, with interest at 5.832%, pledged by Company’s notes receivable	—	441,613

Loan from Northern International Trust & Investment Co., LTD, due from December 17, 2007 to December 16, 2008, with interest at 8.019%, guaranteed by Hebei Leimone	—	1,367,222

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 11 SHORT-TERM LOANS (continued)

	2008	2007
Loan from Bank of Communications Tianjin Branch, due from April 25, 2008 to March 25, 2009 with interest at 8.217%, guaranteed by TCBGCL, the common shareholder of TCB Digital, paid March 25, 2009	$4,376,878	—

Loan from Bank of Communications Tianjin Branch, due from May 26, 2008 to April 25, 2009 with interest at 8.217%, guaranteed by TCBGCL, the common shareholder of TCB Digital, paid on April 27, 2009 (Unaudited)	2,917,919	—

Loan from Bank of Communications Tianjin Branch, due from June 25, 2008 to June 13, 2009 with interest at 8.217%, guaranteed by TCBGCL	2,917,919	—

Loan from Bank of Communications Tianjin Branch, due from July 15, 2008 to May 25, 2009 with interest at 8.217%, guaranteed by TCBGCL, the common shareholder of TCB Digital	2,917,919	—

Loan from Bank of Communications Tianjin Branch, due from September 17, 2008 to September 16, 2009 with interest at 7.92%, secured by the Company’s fixed assets	2,772,023

Loan from Bank of Communications Tianjin Branch, due from November 17, 2008 to November 16, 2009 with interest at 7.326%, secured by the Company’s fixed assets	1,240,116

Loan from Northern International Trust & Investment Co., LTD, due from December 23, 2008 to October 23, 2009 with interest at 8.7000%, guaranteed by small and medium enterprises credit guaranty center.	1,750,751

Total short-term loans	$18,893,525	$19,240,918

NOTE 12 NOTES PAYABLE

These notes were payable in 3 or 6 months and bore no interest. The balance of notes payable as of December 31, 2008 and 2007 consisted of the following which all were banker’s acceptances:

	2008	2007

Notes payable to Beijing Orsus Xelent Technology & Trading Company Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from December 14, 2007 to June 14, 2008, secured by $1,367,222 of cash in bank	$—	$2,734,444

Notes payable to China Electronic Appliance Co., Ltd, honored by the Bank of Communications Tianjin Shenyi Street Branch, from December 20, 2007 to June 20, 2008, secured by $1,367,222 of cash in bank	—	2,734,444

Notes payable to China Electronic Appliance Co., Ltd, honored by the Bank of Communications Tianjin Shenyi Street Branch, from December 21, 2007 to June 21, 2008, secured by $1,367,222 of cash in bank	—	2,734,445

Note payable to Techfaith Intelligent Handset Technology(Beijing) Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from December 21, 2007 to March 31, 2008, secured by $1,350,537 of cash in bank	—	1,350,537

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 12 NOTES PAYABLE (continued)

	2008	2007

Notes payable to Beijing Orsus Xelent Technology & Trading Company Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from September 11, 2008 to March 11, 2009, secured by $729,480 of cash in bank, paid on March 11, 2009	$1,458,960	—

Notes payable to CEC CoreCast Corporation Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from September 10, 2008 to March 10, 2009, secured by $2,188,439 of cash in bank, paid on March 10, 2009	4,376,878	—

Notes payable to CEC CoreCast Corporation Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from September 16, 2008 to March 16, 2009, secured by $2,188,439 of cash in bank, paid on March 16, 2009	4,376,878	—

Notes payable to CEC CoreCast Corporation Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from September 17, 2008 to March 17, 2009, secured by $583,584 of cash in bank, paid on March 17, 2009	1,167,168	—

Notes payable to CEC CoreCast Corporation Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from September 22, 2008 to March 22, 2009, secured by $875,376 of cash in bank, paid on March 22, 2009	1,750,751	—

Notes payable to CEC CoreCast Corporation Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from September 09, 2008 to March 09, 2009, secured by $1,458,959 of cash in bank, paid on March 9, 2009	2,917,919	—

Notes payable to Beijing Orsus Xelent Technology & Trading Company Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from October 17, 2008 to April 17, 2009, secured by $291,792 of cash in bank, paid on April 17, 2009 (Unaudited)	583,584	—

Notes payable to Beijing Orsus Xelent Technology & Trading Company Limited, honored by the Bank of Communications Tianjin Shenyi Street Branch, from December 18, 2008 to June 18, 2009, secured by $437,688 of cash in bank	875,376	—

Total notes payable	$17,507,514	$9,553,870

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 13 ACCRUED EXPENSES AND OTHER PAYABLES

As of December 31, 2008 and 2007, the accrued expenses and other liabilities of the Company are summarized as follows:

	2008	2007

Accrued machinery rent	$1,158,189	$1,842,312
Accrued plant rent	807,404	428,142
Accrued utility	608,480	174,790
Accrued others	46,451	22,887
Warranty deposit	—	205,083
Welfare & salary payable	53,702	21,401
Others	158,373	151,058

Total accrued expenses and other payables	$2,832,599	$2,845,673

NOTE 14 LONG-TERM LOANS

As of December 31, 2008, the Company’s long-term loans consisted of the followings:

Loan from Nantong Zong Yi Investment Co., Ltd., due from January 29, 2008 to January 28, 2010, with interest at same period secured bank lending rate of 7.56% plus 0.756%, secured by the Company’s fixed assets	$729,480

Loan from Nantong Zong Yi Investment Co., Ltd., due from March 5, 2008 to March 4, 2010, with interest at same period secured bank lending rate of 7.56% plus 0.756%, secured by the Company’s fixed assets	437,688

Total long-term loans	$1,167,168

NOTE 15 DIVIDEND PAYABLE

In June 2007, before the Company acquired 51.03% of TCB Digital, TCB Digital decided to distribute cash dividends to its original shareholders of $1,074,068 (RMB7,862,700). The Company paid dividends of $495,926 (RMB3,900,000) in July 2007 to its original shareholders. The balance of dividends payable was $578,142 and $541,789 as of December 31, 2008 and 2007 respectively, representing the dividend payable to TCBGCL amounting to RMB3,962,700. The Company has no plan to pay this amount in the first two quarters of 2009. The specific due date of the dividend will be negotiated between the current shareholders and original shareholders of the Company. The fluctuation of the balance of dividend payable represents the fluctuation of currency exchange rate.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 16 RELATED PARTY BALANCES AND TRANSACTIONS

Due from related parties

As of December 31, 2008 and 2007, due from related parties were:

	2008	2007

Due from related parties-short term

Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd.	$673,380	$1,001,571
Hebei Leimone	745,943	416,530
Shanghai Spreadbridge Information Technology Co., Ltd.	2,111,460	771,113
Beijing Leimone Shengtong Wireless Technology Co., Ltd.	561,699	830,353
Gu Lei	575,710	478,528
Leimone (Tianjin) Industrial Co., Ltd.	582,096	14,649,850
Beijing Leimone Shengtong Cultural Development Co., Ltd.	14,590
TCBGCL	74,484	—
712	51,990	—
Zhejiang Leimone Electronics Co., Ltd.	678,489	—
Other		406

Total due from related parties-short term	6,069,842	18,148,353

Due from related parties – long term

Beijing Leimone Shengtong Wireless Technology Co., Ltd.	247,294	—

Total due from related parties	$6,317,136	$18,148,353

Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd. (“Electronics Science & Tech”), an entity related to the Company through a common shareholder of TCB Digital, purchased products from the Company. For 2008 and 2007, the Company recorded net revenues of $11,839,003 and $2,307,822 from sales to Electronics Science & Tech respectively.

Hebei Leimone is controlled by Gu, the majority shareholder of the Company.

a.

Hebei Leimone sells certain handsets to the Company. For 2008 and 2007, the Company recorded total purchases from Hebei Leimone of nil and $1,290,829 respectively. The balances due from Hebei Leimone represented advances to Hebei Leimone which were $68,206 and $63,918 respectively;

b.

The Company sells certain products and provides some technical services to Hebei Leimone. For 2008 and 2007, the Company recorded net revenues of $407,116 and $537,086 respectively from sales to Hebei Leimone; and as of December 31, 2007 and 2006, the balances of due from Hebei Leimone regarding such sales were $437,009 and $352,612 respectively;

c.

Additionally, Hebei Leimone borrowed money from the Company. The borrowings bore no interest and had a maturity of 12 months. As of December 31, 2008, the balance of such loans was $240,728, among which $43,768 is due on October 20, 2009 and $196,960 is due on December 25, 2009.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 16 RELATED PARTY BALANCE AND TRANSACTIONS (continued)

Shanghai Spreadbridge Information Technology Co., Ltd. (“Shanghai Spreadbridge”) is controlled by Gu, the majority shareholder of the Company.

a.

Shanghai Spreadbridge borrows money from the Company. The borrowings bore no interest and had a maturity of 14 months. As of December 31, 2008 and 2007, the balances of loans were $393,919 and $546,889 respectively, of which $393,919 was due on December 31, 2008 and $14,590 was subsequently received on February 19, 2009;

b.

The Company sells certain products to Shanghai Spreadbridge. For 2008 and 2007, the Company recorded net revenues of $4,112,767 and $184,019 from sales to Shanghai Spreadbridge respectively. As of December 31, 2008 and 2007, the balances of due from Shanghai Spreadbridge related to such sales was $1,263,007 and $224,224 respectively;

c.

Additionally, Shanghai Spreadbridge sells raw materials to the Company. For 2008 and 2007, the Company recorded total purchases from Shanghai Spreadbridge of $1,515,113 and nil respectively. The amount due from Shanghai Spreadbridge represented advances made and the amount was $454,534 as of December 31, 2008.

Beijing Leimone Shengtong Wireless Technology Co., Ltd. (“Beijing Leimone”) was founded by Gu, the majority shareholder of the Company.

a.

Beijing Leimone borrows money from the Company. The borrowings bore no interest and had a maturity of 12 months or more. As of December 31, 2007, the balance of such loans was $830,353 which was subsequently repaid in April 2008. As of December 31, 2008, the balance of such loans was $247,294 and is due on March 30, 2010.

b.

TCB Digital transferred a project to Beijing Leimone on June 25, 2008 and as of December 31, 2008, the balance related to this business was $561,699, which was received on March 11, 2009.

The majority shareholder of the Company Gu borrowed money from the Company, these borrowings bore no interest and had a two-year repayment term. As of December 31, 2008 and 2007, the balances of such loans were $510,634 and $478,528 respectively; and the amount outstanding as of December 31, 2008 is due on August 5, 2009.

The amount due from Leimone (Tianjin) Industrial Co., Ltd. (“Tianjin Leimone”) represented short term loans granted by the Company. Tianjin Leimone is controlled by Gu. The borrowing bore no interest and had a one-year repayment term. As of December 31, 2008, the balance of loans was $551,458 among with bulk due on May 12, 2009 and $30,638 due on December 25, 2009. Additionally, the Company made an advance payment to Tianjin Leimone on December 18, 2007; and as of December 31, 2008 and 2007, the balances of advance payments amounted to nil and $14,649,850 respectively.

The amount due from Beijing Leimone Shengtong Cultural Development Co., Ltd. (“Beijing Leimone Cultural”) represented short term loan granted by the Company. Beijing Leimone Cultural was controlled by Gu. The borrowing bore no interest and no maturity date.

The amount due from TCBGCL represented the advance payment. TCBGCL is a shareholder of TCB Digital.

712 is a minority shareholder of TCB Digital. 712 purchases raw materials from the Company. For 2008 and 2007, the Company recorded total revenues from such sales to 712 of $906,178 and nil respectively.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 16 RELATED PARTY BALANCE AND TRANSACTIONS (continued)

Zhejiang Leimone Electronics Co., Ltd. (“Zhejiang Leimone”) was controlled by Gu. Zhejiang Leimone acquired Personal Phone System Electronic Manufacturing Service from the Company in 2008. The acquisition cost was $627,353 and had not been paid as at December 31, 2008. Additionally, the Company purchases raw materials from Zhejiang Leimone. For 2008, the Company recorded total purchases of nil. The amount due from Zhejiang Leimone represented the advance payment of $51,136 as of December 31, 2008.

Due to related parties

As of December 31, 2008 and 2007, due to related parties were:

	2008	2007

TCBGCL	—	$1,599,422
Hebei Leimone	$233,434	39,648
Zhejiang Leimone	37,002
Gu	4,879,889	14,565,884
Others	10,844	2,322

Total due to related parties	$5,161,169	$16,207,276

The balance of due to related parties under TCBGCL which is a shareholder of TCB Digital represented rentals payable for the lease of machinery properties and plants. The balances of due to TCBGCL related to such lease amounted to nil and $1,599,422 at December 31 2008 and 2007, respectively.

The Company borrowed money from Hebei Leimone. The borrowing bore no interest and had a two-year repayment term. As of December 31, 2008 and 2007, the balances of such loans amounted to $233,434 and $39,648 respectively; and the outstanding amount as of December 31, 2008 is due on November 21, 2009.

Zhejiang Leimone transferred some fixed assets to the Company which amounted to $37,002 which the Company has not yet paid as at December 31, 2008.

Gu provides fund to the Company with no interest and repayment term. As of December 31, 2008 and 2007, the balances of funds provided by Gu was $4,879,889 and $14,565,884 respectively.

NOTE 17 DISCONTINUED OPERATION

On May 6, 2008, the Company entered into a project transfer agreement and transferred the digital project department to 712. Such agreement was implemented before June 30, 2008. For the period before June 30, 2008, the statements of operations of the Company reported the results of operations of the digital project department as discontinued operations. The digital project department was sold at its net book value, of $1,669,674.

NOTE 18 GOVERNMENT GRANT INCOME

In 2007, TCB Digital received a $79,933 subsidy from Tianjin Municipal Bureau of Finance for the development of ERP. In 2008, TCB Digital received a $43,089 subsidy from Tianjin Municipal Bureau of Finance for research and development and a $133,658 subsidy from Tianjin Municipal Hebei District Science and Technology Commission for research and development.

NOTE 19 MINORITY INTERESTS

Minority interests on the consolidated statement of income and comprehensive income of $330,721 and $626,576 for 2008 and 2007 respectively represents the minority shareholders’ proportionate share of the net income/(loss) of the Company.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 20 INCOME TAX

TCB Digital and JS Leimone are governed by the Income Tax Law of the PRC concerning the private-run enterprises, which are generally subject to tax at a statutory rate of 25% (33% before year 2008) on income reported in the statutory financial statements after appropriated tax adjustments.

JS Leimone is exempt from income tax in PRC for two years starting from the first profitable year or the year 2008, whichever is earlier, and is subject to a 50% discount on normal income tax rate for the following three years.

TCB Digital had operating profit of approximately $654,000 and $1,813,000 for 2008 and 2007, respectively, while JS Leimone had operating profit of approximately $486,000 and operating loss of approximately $299,000 for 2008 and 2007, respectively, while Profit Harvest had operating profit of approximately $1,942,000 and Nil for 2008 and 2007, respectively. A 100% valuation allowance was established due to the uncertainty of its realization. The additional deducted expenses in 2007 was the additional 50% of R&D expenses deducted before income tax.

The following table summarizes the temporary differences which result in deferred tax assets and liabilities:

	2008	2007
Deferred tax assets:
Inventory impairment	92,116	106,971
Buy-back reverse	290,550	331,967
Expenses deductible in next year	171,490	—
Understated cost and expenses	58,679	—
Total deferred tax assets	612,835	438,938
Deferred tax liabilities
Understated sales	(11,879)	—
Net deferred tax assets	600,956	438,938

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for 2008 and 2007:

	2008	2007
US statutory rates	(34%)	(34%)
Tax rate difference	14.6%	3.7%
Effect of tax holiday	3.1%	(0.5%)
Additional deducted expenses	0.0%	22.7%
Other	1.0%	1.0%
Tax per financial statements	(15.3%)	(7.1%)

NOTE 21 STATUTORY RESERVES

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (the “PRC GAAP”). Appropriations to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve equals 50% of the entities’ registered capital or members’ equity. Appropriations to the statutory public welfare fund are at least 5% of the after tax net income determined in accordance with PRC GAAP. Commencing on January 1, 2006, new PRC regulations waived the requirement for appropriating retained earnings to a welfare fund. As of June 30, 2007, TCB Digital accumulatively appropriated the statutory surplus reserve amounted to $375,827. We appropriated $127,951 to the statutory surplus reserve in the second half year of 2007. After this appropriation, TCB Digital’s statutory surplus reserve amounted to $503,778 and the Company’s statutory surplus reserve amounted to $257,078 as of December 31, 2007. In 2008, we appropriated 10% of 2008’s net income of TCB Digital, which amounted to $65,415 to the statutory reserve accordingly. As of December 31, 2008, the Company’s statutory surplus reserve amounted to $569,193.

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 22 CONCENTRATION DISCLOSURE

The following table set forth the Company’s major customers whose purchases from the Company represent over 10% of the Company’s sales for the year ended December 31, 2007 and 2006:

2008			2007
Customers	Sales revenue	% of total revenue	Customers	Sales Revenue	% of total revenue
Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd.	$11,850,174	15%	Beijing Orsus Xelent Technology & Trading Co., Limited.	$ 8,101,324	19%
Beijing Xingwang Shidai Tech & Trading Co., Ltd.	11,524,309	14%	Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd.	6,107,810	14%
			Beijing Xingwang Shidai Tech & Trading Co., Ltd.	5,529,669	13%
			Beijing Beny Wave Science and Technology Co., Ltd.	5,300,006	12%
Total	$23,374,483	29%	Total	$25,038,809	58%

The following table set forth the Company’s major suppliers whose sales to the Company represent over 10% of the Company’s purchases for 2008 and 2007:

2008			2007
Suppliers	Purchase	% of total purchase	Suppliers	Purchase	% of total purchase
Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd.	$11,850,174	15%	Beijing Orsus Xelent Technology & Trading Co., Limited.	$ 8,101,324	19%
Beijing Xingwang Shidai Tech & Trading Co., Ltd.	11,524,309	14%	Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd.	6,107,810	14%
			Beijing Xingwang Shidai Tech & Trading Co., Ltd.	5,529,669	13%
			Beijing Beny Wave Science and Technology Co., Ltd.	5,300,006	12%
Total	$23,374,483	29%	Total	$25,038,809	58%

GOLD LION HOLDING LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 AND 2007

NOTE 23 OPERATING RISK

(a)

Industry risk

The industry in which we compete is a rapidly evolving, highly competitive and fragmented market driven by consumer preferences and quickly evolving technology. Increased competition may result in price reductions, reduced gross margin and loss of market share. Failure to compete successfully against current or future competitors could have a material adverse effect on the Company’s business, operating results and financial condition.

(b)

Product risk of obsolescence

From the second half of year 2007, the Company began to involve in the agent business of some famous high-end smart phones. Because of the restructure of China Unicom, one type of smart phones could not be sold as expected and inventory impairment loss arose. Such uncertain and unpredictable events could take significant effect on the profits that the Company will make in the future.

(c)

Exchange risk

The Company can not guarantee the current exchange rate will remain steady, therefore the Company could post the same profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Renminbi and US dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

(d)

Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC currently allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations relating to ownership of a Chinese corporation are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.

(e)

Interest risk

The Company is exposed to interest rate risk arising from short-term variable rate borrowings from time to time. The Company’s future interest expense will fluctuate in line with any change in borrowing rates. The Company does not have any derivative financial instruments as of December 31, 2008 and 2007 and believes its exposure to interest rate risk is not material.

NOTE 24 COMMITMENT

Operating lease commitment

The Company has operating leases and the lessor of the premises for TCB Digital is TCBGCL, a common shareholder of TCB Digital. Pursuant to these leases which rates of rent are all at Rmb 8 per square meter per month for both production facilities and dormitory space, the commitment of the Company is as follows:

Year Ended December 31
2009	$249,867
2010	201,369
2011	200,678
2012	111,128

Total minimum lease payments	$103,057

UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL DATA OF ZOOM

Unaudited Pro Forma Condensed Combined Balance Sheet

	As of December 31, 2008
	Historical						Pro-forma
	Zoom	Gold Lion	Adjustment		Combined	Spin-out (1)	Combined
	(in thousands, except per share data)
Current assets
Cash and cash equivalents	$1,205	$813	$—		$2,018	$(1,205)	$813
Restricted cash	—	8,754	—		8,754	—	8,754
Accounts receivable	1,163	12,367	—		13,530	(1,163)	12,367
Other receivables, net	234	1,120	—		1,354	(234)	1,120
Advance to suppliers	—	24,275	—		24,275	—	24,275
Inventories, net	2,903	3,742	—		6,645	(2,903)	3,742
Due from related parties	—	6,070	—		6,070	—	6,070
Total current assets	5,505	57,141	—		62,646	(5,505)	57,141

Property, plant and equipment, net	103	7,055	—		7,158	(103)	7,055
Long-term investments	960	66	—		1,026	(960)	66
Due from related parties-long term	—	247	—		247	—	247
Deferred tax assets	—	613	—		613	—	613
Goodwill	—	103	—		103	—	103

TOTAL ASSETS	$6,568	$65,225	$—		$71,793	$(6,568)	$65,225

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term loans	$—	$18,894	$—		$18,894	$—	$18,894
Notes payable	—	17,508	—		17,508	—	17,508
Accounts payable	1,211	3,581	—		4,792	(1,211)	3,581
Advance from customers	—	3,785	—		3,785	—	3,785
Dividends payable	—	578	—		578	—	578
Taxes payable	—	775	—		775	—	775
Accrued expenses and other payables	399	2,833	—		3,232	(399)	2,833
Due to related parties	—	5,161	—		5,161	—	5,161
Deferred tax liabilities	—	12	—		12	—	12
Total current liabilities	1,610	53,127	—		54,737	(1,610)	53,127

Long-term loans	—	1,167	—		1,167	—	1,167

TOTAL LIABILITIES	1,610	54,294	—		55,904	(1,610)	54,294

MINORITY INTERESTS	—	6,489	—		6,489	—	6,489

STOCKHOLDERS’ EQUITY
Common shares, issued and outstanding; par value	94	—	211	(2)	305	—	305
Additional paid-in capital	31,786	3,553	(211)		35,128	—	35,128
Statutory surplus reserve	—	569	—		569	—	569
Accumulated other comprehensive income	345	244	—		589	—	589
Accumulated retained earning	(27,260)	76	—		(27,184)	(4,958)	(32,142)
Treasury stock	(7)	—	—		(7)	—	(7)

TOTAL STOCKHOLDERS’ EQUITY	4,958	4,442	—		9,400	(4,958)	4,442

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,568	$65,225	$—		$71,793	$(6,568)	$65,225

Unaudited Pro Forma Condensed Combined Statement of Operations

	Twelve Months Ended December 31, 2008
	Historical					Pro-forma
	Zoom	Gold Lion	Adjustments	Combined	Spin-out	Combined
	(in thousands, except per share data)
Net revenue	$14,459	$80,612	$—	$95,071	$(14,459)	$80,612
Cost of sales	(11,467)	(72,411)	—	(83,878)	11,467	(72,411)
				—	—	—
Gross profit	2,992	8,201	—	11,193	(2,992)	8,201
Operating expenses:
Sales and marketing expenses	(2,932)	(267)	—	(3,199)	2,932	(267)
General and administrative expenses	(2,280)	(1,686)	—	(3,966)	2,280	(1,686)
Research and development expenses	(1,722)	(871)	—	(2,593)	1,722	(871)

Income (loss) from operations	(3,942)	5,377	—	1,435	3,942	5,377

Interest expense	—	(1,599)	—	(1,599)	—	(1,599)
Other income (expenses)	(205)	232	—	27	205	232

Income (loss) before income taxes and minority interests	(4,147)	4,010	—	(137)	4,147	4,010

Minority interest	—	(331)	—	(331)	—	(331)
Income tax expenses	(13)	(612)	––	(625)	13	(612)

Income (loss) from continuing operations (2)	$(4,160)	$3,067	$—	$(1,093)	$4,160	$3,067

Net income (loss) from continuing operations per share - basic and diluted	$(2.23)		$—	$(0.18)		$0.50

Weighted average shares outstanding:
Basic and diluted*	1,869		4,225	6,094		6,094

———————

*

Zoom has a diminimus number of stock option shares that are “in the money.” Gold Lion does not have any stock options. There is no material difference between basic and diluted net income per share.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(1)

Description of Transaction

On January 28, 2009, Zoom and Gold Lion entered into a reverse merger agreement in which Zoom will merge with Gold Lion, a foreign investment enterprise organized under the laws of the PRC, that engages in the manufacturing, research and development, and sales of electronic components for 3rd generation mobile phones, wireless communication circuitry, GPS equipment, and related software products. A proposal to approve: (a) the acquisition by Zoom by the issuance of 4,225,219 shares of Zoom common stock for 100% of Gold Lion, which is a holding company that owns (i) 100% of Jiangsu Leimone Electronics Co., Ltd., or Jiangsu Leimone, a foreign investment enterprise organized under the laws of the People’s Republic of China, or PRC, which owns 51.03% of Tianjin Tong Guang Group Digital Communication Co., Ltd., or TCB Digital, a company organized under the laws of the PRC, and (ii) 100% of Profit Harvest Corporation Ltd., or Profit Harvest, a company organized under the laws of Hong Kong, and (b) the future acquisition by Zoom by the issuance of an additional 2,402,576 shares of Zoom common stock of additional shares of TCB Digital such that Zoom would own up to 80% of the outstanding shares of TCB Digital; subject to an upward adjustment that could provide for a maximum of 9,126,963 shares of Zoom common stock being issued for the acquisition of both Gold Lion and the additional 28.97% interest in TCB Digital. The acquisition is made pursuant to the Share Exchange Agreement, dated January 28, 2009, as amended on May  12, 2009, between Zoom, Gold Lion, TCB Digital, Zoom Telephonics, Inc., a wholly owned subsidiary of Zoom, and the Gold Lion shareholders. The completion of the proposed acquisition will result in the change of control of Zoom under the NASDAQ Stock Market Rules.

In this reverse merger the legal acquirer is Zoom and the accounting acquirer is Gold Lion. For purposes of preparing the unaudited pro forma condensed consolidated balance sheet and statements of operations, we have assumed the more conservative investment, therefore the issuance of the least amount of shares by Zoom, which will result in the issuance of 4,225,219 shares to acquire 100% of Gold Lion and Jiangsu Leimone and 51.03% of TCB Digital.

Prior to the reverse merger, the Zoom Telephonics operating company of Zoom Technologies will be separated from Zoom Technologies to become an independent company.  The remaining Zoom Technologies entity to be merged with Gold Lion will be a Nasdaq-listed holding company with no operating entities. The remaining assets and liabilities of Zoom, if any, will be recorded at the acquisition date, at their respective fair values, and consolidated with the historical values of Gold Lion.

This information has been derived from the audited financial statements of Zoom and Gold Lion as of and for the year ended December 31, 2008. The financial statements of Zoom Technologies are included in the Zoom 2008 10-K which was filed with the S.E.C. on March 12, 2009.  The financial statements of Gold Lion are included elsewhere in this proxy. The pro forma adjustments are based on available information and assumptions that are believed to be are reasonable. The unaudited pro forma condensed financial information does not purport to represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period. Zoom and Gold Lion do not assume any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with the audited financial statements of Zoom included in the Form 10-K referred to above and Gold Lion audited financial statements and related notes included elsewhere in this proxy statement.

(2)

Gold Lion Discontinued Operations

On May 6, 2008, Gold Lion entered into a project transfer agreement under which it will transfer the digital project department to Tianjin 712 Communication & Broadcasting Co., Ltd. Such an agreement was implemented before June 30, 2008. For the period before June 30, 2008, the statements of operation of Gold Lion reported the results of operations of the digital project department as discontinued operations. The digital project department was sold at its net book value, which amounted to $1,669,674. Consistent with Article 11 of Regulation S-X, for the purposes of the unaudited pro-forma condensed consolidated balance sheet and statements of operations, only the financial results of the continuing operations are shown.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(3)

Pro Forma Adjustments

Adjustments are related to the following:

(1)

The spin-out of Zoom Telephonics from Zoom Technologies, Inc.

The basis for this adjustment is that the operating entity, Zoom Telephonics, which contains 100% of the transactions, assets, and liabilities of Zoom Technologies, will be separated from Zoom Technologies coincident with the acquisition transaction. The removal of 100% of the Zoom Technologies sales, costs and expenses, assets, and liabilities is shown in the Spin-out column on the Pro-Forma.

(2)

Equity adjustments

The equity adjustments reflect the issuance of 4,225,219 shares of Zoom common stock for 100% of the equity of Gold Lion.

THE ZOOM SPECIAL MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting in connection with the proposed acquisition of Gold Lion. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place.  Zoom will hold the special meeting at [•] Eastern daylight time on [•], 2009 at Zoom’s offices located at 207 South Street, Boston, Massachusetts 02111, to consider and vote upon each of the proposals.

Purpose.   At the special meeting, holders of our common stock will be asked to approve:

1.

The Acquisition Proposal. A proposal to approve: (a) the acquisition by Zoom by the issuance of 4,225,219 shares of Zoom common stock for 100% of Gold Lion, and (b) the future acquisition by Zoom by the issuance of an additional 2,402,576 shares of Zoom common stock of additional shares of TCB Digital such that Zoom would own up to 80% of the outstanding shares of TCB Digital; subject to an upward adjustment that could provide for a maximum of 9,126,963 shares of Zoom common stock being issued for the acquisition of both Gold Lion and the additional 28.97% interest in TCB Digital. The completion of the proposed acquisition will result in the change of control of Zoom under the NASDAQ Stock Market Rules.

2.

The Name Change Proposal. To approve the amendment to our certificate of incorporation to change our name from and after the closing of the acquisition to Leimone United, Inc.

3.

The Adjournment Proposal. To approve any adjournment of the special meeting for the purpose of soliciting additional proxies.

Our board of directors has unanimously determined that the acquisition and the other proposals are fair to and in the best interests of Zoom and its stockholders, approved and declared each of them advisable, adopted resolutions approving the acquisition and setting forth the terms thereof, and recommends that our stockholders vote “FOR” (a) the Acquisition Proposal, (b) the Name Change Proposal and (c) the Adjournment Proposal.

The special meeting has been called only to consider approval of the above proposals. Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Record Date; Who Is Entitled to Vote.  The “record date” for the special meeting is [•], 2009. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [•] outstanding shares of common stock. Each share of common stock is entitled to one vote per proposal at the special meeting.

Vote Required.  Approval of the Acquisition Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of our common stock, present in person at the meeting or represented by a proxy and entitled to vote thereon. Approval of the Name Change Proposal requires the affirmative vote of a majority of the outstanding shares of common stock.

All of our executive officers and directors have agreed to vote the shares held by them in favor of the Acquisition Proposal. As of the date of this proxy statement, our executive officers and directors held an aggregate of 268,586 shares of our common stock, or 14% of our outstanding shares of common stock.

Abstentions; Broker Non-Votes.  A broker non-vote (which is described in the next paragraph) will have no effect on the Acquisition Proposal or the Adjournment Proposal vote, but an abstention will have the effect of a vote against such proposals. With respect to the Name Change Proposal, an abstention or a broker non-vote will have the same effect as a vote against the proposal.

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary authority to vote on the proposal. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The matters currently planned to be considered by the stockholders are not routine matters. As a result, brokers can only vote the shares if they have instructions to do so.

Voting Your Shares.  Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

There are three ways for holders of record to have their shares represented and voted at the special meeting:

By signing and returning the enclosed proxy card. If you duly sign and return a proxy card, your “proxy,” whose names are listed on the proxy card, will vote your shares as you instruct on the card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board of directors, which is “FOR” approval of each proposal.

By telephone or on the internet. You can submit a proxy to vote your shares by following the telephone or internet voting instructions included with your proxy card. If you do, you should not return the proxy card.

You can attend the special meeting and vote in person. We will give you a ballot when you arrive at the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Questions About Voting.  If you have any questions about how to vote or direct a vote in respect of your common stock, you may call [•] at [•]. You may also want to consult your financial and other advisors about the vote.

Revoking Your Proxy and Changing Your Vote.  If you give a proxy, you may revoke it or change your voting instructions at any time before it is exercised by:

•

if you have already sent in a proxy, sending another proxy card with a later date;

•

if you voted by telephone, calling the same number and following the instructions;

•

if you voted by internet, you must contact your broker, which will in turn contact Broadridge, our brokerage service provider, to revoke your proxy;

•

notifying Zoom in writing before the special meeting that you have revoked your proxy; or

•

attending the special meeting, revoking your proxy and voting in person.

If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Solicitation Costs.  We are soliciting proxies on behalf of our board of directors. We will bear all costs and expenses associated with printing and mailing this proxy statement, as well as all fees paid to the SEC. This solicitation is being made by mail, but also may be made in person or by telephone or other electronic means. We and our respective directors, officers, employees and consultants may also solicit proxies in person or by mail, telephone or other electronic means. In addition, Gold Lion shareholders, officers and directors may solicit proxies in person or by mail, telephone or other electronic means on our behalf. These persons will not receive any additional compensation for these solicitation activities.

We have not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. We will pay all fees and expenses related to the retention of any proxy solicitation firm.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Stock Ownership.  Information concerning the holdings of certain Zoom stockholders is set forth under “Beneficial Ownership of Securities.”

THE ACQUISITION PROPOSAL

General Description of the Acquisition

The following discussion of the principal terms of the share exchange agreement, as amended, is subject to, and is qualified in its entirety by reference to, the share exchange agreement. A copy of the share exchange agreement, as amended, is attached as Annexes A and A-1to this proxy statement and is incorporated by reference into this proxy statement.

The share exchange agreement provides for an acquisition transaction in which Zoom would acquire from the Gold Lion shareholders 100% of Gold Lion’s outstanding capital stock in exchange for 4,225,219 shares of Zoom common stock. Gold Lion is a holding company that owns (i) 100% of Jiangsu Leimone, which in turn owns 51.03% of the outstanding capital stock of TCB Digital, and (ii) 100% of Profit Harvest. Further, Zoom has agreed with Mr. Gu, the holder of an option to acquire an additional 28.97% of the outstanding capital stock of TCB Digital, to provide him with the option to exchange the additional 28.97% TCB Digital interest for the issuance by Zoom of an additional 2,402,576 shares of Zoom common stock.

The number of shares issuable to the Gold Lion shareholders for Gold Lion would increase to 5,818,439 shares of Zoom common stock, and the number of shares issuable for the additional 28.97% interest in TCB Digital would increase to 3,308,524 shares of Zoom common, if either: (a) as of the date the Zoom stockholders approve the acquisition, Zoom’s common stock is not listed on the NASDAQ Capital Market or (b) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the closing of the share exchange agreement; provided that these additional shares would not be issuable if Gold Lion’s net income after tax is less than $2.7 million for the year ended December 31, 2008 or if Gold Lion does not deliver to Zoom its final audited financial for the years ended December 31, 2008 and 2007 on or before May 12, 2009. Upon the execution of the share exchange agreement, Gold Lion was entitled to and Zoom issued 90,000 shares of common stock as consideration for the execution of the share exchange agreement.

The share exchange agreement also provides Zoom with purchase options to acquire from Mr. Gu five other companies that are wholly owned or majority owned by Gu, or the Leimone Companies, with the option price of each company based on the higher of a minimum price or a multiple of that company’s net income.

Background of the Acquisition

The terms of the share exchange agreement are the result of arm's-length negotiations between representatives of Zoom and Gold Lion. The following is a brief discussion of the background of these negotiations, the share exchange agreement and related transactions.

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Zoom, Leo Gu, and advisors to Leo Gu. Leo Gu is the Chief Executive Officer of the Leimone Group, and the largest shareholder of Gold Lion, TCB Digital, and a number of other Leimone Group companies.

On November 26, 2007 Zoom signed an investment banking agreement with Hina, a China-based investment banker. Hina then proceeded to explore strategic alternatives in China for Zoom.

On January 23, 2008 Zoom was introduced to the Leimone Group by Hina during a telephone conversation that included Weichou Su of Hina, Leo Gu and Kit Choy of the Leimone Group, and Mr. Manning of Zoom. Kit Choy is a senior advisor to Leo Gu and a director of Gold Lion. During that January 23 call and in subsequent conversations, Zoom and the Leimone Group exchanged information and discussed a possible merger. Mr. Manning first discussed the Leimone Group with Zoom’s board of directors on February 11, 2008, with further discussions with the board of directors occurring throughout the remainder of 2008 and January 2009. Zoom’s board supported exploration of a possible transaction with Leimone Group.

On February 14, 2008 Mr. Gu and Mr. Choy visited Zoom’s headquarters in Boston. They provided information about TCB Digital and the other Leimone Group companies to Zoom’s senior staff, and Zoom provided information about itself to Mr. Gu and Mr. Choy.

In subsequent months, the parties continued to explore the possibility of and the preliminary terms surrounding a possible merger.

On March 23, 2008, Mr. Manning and Paul Prohodski, Zoom’s director of Manufacturing, Quality Control, and Customer Support, met at Hina’s Beijing offices with Hina and with Mr. Patrick Ko of FirsTrust Group, an investment banker for Leimone. The parties continued to explore a potential merger between the companies. On March 24, 2008, Mr. Manning and Mr. Prohodski toured the TCB Digital facility in Tianjin, including the manufacturing facility, and met with the Mr. Gu, Mr. Choy, and the senior staff of TCB Digital. On March 25, 2008 Mr. Prohodski toured the facilities of Spreadbridge, one of the Leimone Group companies, and met with their senior management. On March 25, 2008 Mr. Manning met at Hina’s offices with Mr. Gu, Mr. Choy, and representatives of Hina and FirsTrust. In that meeting the parties discussed the potential merger of Zoom and TCB Digital, as well as the potential future acquisitions by Zoom of other companies owned by Mr. Gu by granting Zoom options to acquire such additional companies. Zoom believed this approach would provide a clear path to a highly integrated company, with the flexibility for Zoom’s board to decide whether it should exercise its option for any particular company.

In subsequent months the parties continued to explore a possible transaction. Zoom’s board of directors met several times during this period, and Mr. Manning continued to update Zoom’s board on the potential transaction.

Mr. Gu informed Zoom’s representatives that it was important to the Gold Lion shareholders that Zoom attempt to remain on the Nasdaq Stock Market after the transaction. The parties agreed that the combination was likely to be viewed as a change of control by Nasdaq, which would require the combined company to meet Nasdaq’s initial listing requirements.

On July 5, 2008 Mr. Manning met at Hina’s Beijing offices with Mr. Gu, Mr. Choy, and representatives of Hina and FirsTrust to review the transaction.

On November 11, 2008 Mr. Manning proposed to Gold Lion that Zoom acquire Gold Lion and that Zoom Telephonics, the operating subsidiary of Zoom, be spun off from Zoom at the time of the combination. In connection with the spin off, the parties discussed entering into a licensing agreement that would allow the companies to work together and to benefit from the combination, notwithstanding the separation of the companies. The purpose of the structure was, in part: (a) to allow Zoom Telephonics’ management team, which is based in the United States, to focus on the current USA-headquartered business; (b) to allow Zoom Telephonics to provide its employees stock-based incentives linked solely to the operations of Zoom Telephonics, as opposed to the overall post-acquisition China-based operations, which would be primarily Gold Lion’s operations; and (c) to allow Zoom Telephonics to pursue financing arrangements based solely on the merits of its business, as opposed to the overall post-acquisition Zoom operations. Furthermore, by separating the two entities, Zoom believed that it was more likely that post-acquisition Zoom would meet the initial listing requirements of the Nasdaq Stock Market, although the parties acknowledged that there was no assurance that such listing would be achieved.

The parties each discussed the spin off structure with their professional advisors, and the parties agreed to pursue an agreement based on the spin off structure. On November 28, 2008, the parties agreed to the amount of shares that Zoom would issue for TCB Digital based on Zoom acquiring 51% of TCB Digital and 80% of TCB Digital. In December 2008 the parties further agreed that Zoom would issue additional shares of Zoom common stock to the TCB Digital shareholders if Zoom did not stay on the Nasdaq Stock Market upon completion of the transaction.

During December 2008 and January 2009, the parties exchanged various drafts of the share exchange agreement and completed their due diligence. On January 28, 2009, Zoom announced that it had entered into a definitive share exchange agreement to acquire up to 80% of TCB Digital through the purchase of Jiangsu Leimone, which held 51.03% of TCB Digital and through the potential purchase from Mr. Gu of an additional 28.97% of TCB Digital.

On May 12, 2009, the parties agreed to restructure the transaction such that Zoom would acquire Gold Lion, which owns 100% of Jiangsu Leimone.

Interests of Zoom Officers and Directors in the Acquisition

When you consider the unanimous recommendation of our board of directors in favor of adoption of the Acquisition Proposal, you should keep in mind that our executive officers and members of our board of directors have interests in the transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

As discussed in the “Summary – Option Modifications,” all of our options, including those held by our executive officers and directors, will be modified such that the vesting provisions provided in such options that requires the continued service of the holder to Zoom or its subsidiaries to vest shall thereafter continue to vest in accordance with the vesting schedule included in the option without the need for the holder to continue to provide service to Zoom or its subsidiaries. This means that our officers and directors will retain the rights associated with their options, even though they will no longer be required to provide services to Zoom.

•

Upon completion of the spin-off, we anticipate that each of our current executive officers and directors will hold similar positions in Zoom Telephonics. Further, it is likely that Zoom Telephonics will issue its employees and directors new options to purchase Zoom Telephonics’ common stock upon completion of the spin-off.

Zoom’s Reasons for the Acquisition and Recommendation of the Zoom Board

Zoom’s board of directors unanimously concluded that the share exchange agreement is in the best interests of Zoom’s stockholders. The Zoom board of directors did not obtain a fairness opinion on which to base its assessment. As described below, Zoom’s board of directors considered both the potential advantages and potential disadvantages of the Gold Lion acquisition.

Potential Advantages of the Gold Lion Acquisition

In considering and deciding to enter into the share exchange agreement, Zoom’s board of directors gave considerable weight to the positive factors discussed below, and they also considered the negative factors discussed under the heading “Potential Disadvantages of the Gold Lion Acquisition.”

•

Zoom’s stockholders receive an ownership interest in Gold Lion, while retaining their existing percentage ownership interest in the current business of Zoom through the spin-off of Zoom Telephonics as a separate, publicly-traded company.

•

Zoom’s stockholders receive an ownership interest in Gold Lion, which is currently a more profitable entity than Zoom, and which Zoom’s management believes has future growth potential.

•

Zoom Telephonics and Zoom will enter into a license agreement that Zoom’s management believes will be beneficial to both entities.

Potential Disadvantages of the Gold Lion Acquisition

The Zoom board of directors evaluated potential disadvantages of entering into the share exchange agreement, as discussed below. They were not able to identify any factors associated specifically with the Gold lion acquisition that outweighed the advantages of the Gold Lion acquisition.

•

Zoom Telephonics will begin trading on the OTC Bulletin Board, as opposed to the NASDAQ Capital Market, which is the exchange on which Zoom’s common stock is currently traded. The OTC Bulletin Board does not provide certain investor protections as compared to the NASDAQ Capital Market. For example, issuers traded on the NASDAQ Capital Market must meet strict corporate governance requirements, such as the requirement to maintain an independent board of directors, as well as independent audit, compensation and nominating committees.

•

Although Zoom’s common stock is currently traded on the NASDAQ Capital Market, it will need to re-apply to NASDAQ to retain its listing upon completion of the acquisition with Gold Lion. NASDAQ’s approval will require that the post-acquisition entity meet NASDAQ’s initial listing requirements. If the post-acquisition entity is unable to meet NASDAQ’s initial listing requirements, Zoom will no longer trade on the NASDAQ Capital Market and will trade on the OTC Bulletin Board. In addition, if the post-acquisition entity is unable to meet NASDAQ’s initial listing requirements, Zoom will be required to issue the NASDAQ Additional Consideration Shares, which will reduce Zoom’s stockholders ownership interest in Zoom.

•

As a company traded on the OTC Bulletin Board, Zoom Telephonics may have more difficulty raising capital or otherwise financing its operations.

•

Upon the completion of the acquisition, the shareholders of Gold Lion will own a majority of Zoom’s outstanding common stock. As such, they will be in a position to control substantially all matters requiring approval by Zoom’s stockholders, including the election of a majority of Zoom’s directors and the approval of other business transactions.

The Zoom board of directors concluded that, after the Gold Lion acquisition and spin-off is complete, the overall advantages to Zoom’s stockholders would overcome the disadvantages that the board of directors had identified in its analysis.

Fees and Expenses

All fees and expenses incurred in connection with the share exchange agreement will be paid by the party incurring such expenses whether or not the share exchange agreement is consummated. We anticipate that we will incur total transaction costs of approximately $[•]. Such costs do not include transaction costs of approximately $[•] anticipated to be incurred by Gold Lion. If the acquisition is completed, these Gold Lion costs would ultimately diminish the cash resources of the combined company after the acquisition.

Material Federal Income Tax Consequences of the Acquisition

The following section is a summary regarding material United States federal income tax consequences of the acquisition to holders of Zoom common stock. This discussion addresses only those Zoom security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the Code), and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

•

financial institutions;

•

investors in pass-through entities;

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tax-exempt organizations;

•

dealers in securities or currencies;

•

traders in securities that elect to use a mark to market method of accounting;

•

persons that hold Zoom common stock as part of a straddle, hedge, constructive sale or conversion transaction; and

•

persons who are not citizens or residents of the United States

This summary of material federal income tax consequences is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

Neither Zoom nor Gold Lion intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the acquisition.

It is anticipated that the acquisition will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by Zoom or Gold Lion as a result of the acquisition.

This discussion is intended to provide all material United States federal income tax consequences of the acquisition to Zoom and its stockholders who hold their stock as a capital asset. This discussion is not a complete analysis or description of all potential United States federal tax consequences of the acquisition to other holders who are subject to special rules. It does not address any non-income tax or any foreign, state or local tax consequences of the acquisition. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the acquisition.

Anticipated Accounting Treatment

The Gold Lion acquisition will be accounted for as a reverse merger, whereby Gold Lion will be the continuing entity for financial reporting purposes and will be deemed to be the acquirer of Zoom. The acquisition is being accounted for as a reverse merger because after the acquisition the former shareholders of Gold Lion will hold the majority of the outstanding shares of Zoom and will have the ability to initially appoint the majority of the members of the board of directors of Zoom.

In accordance with the applicable accounting guidance for accounting for the acquisition as a reverse merger, first Gold Lion will be deemed to have undergone a recapitalization, whereby its outstanding ordinary shares were converted into shares of Zoom common stock. Immediately thereafter Gold Lion, which is the continuing accounting entity, will have been deemed to have acquired the assets and assumed the liabilities of Zoom in exchange for the issuance of the Zoom shares. However, because of the spin-out of essentially all the assets and liabilities of Zoom to the Zoom shareholders, the proposed transaction will have no impact on the historical assets and liabilities of Gold Lion.

Regulatory Matters

The acquisition and the transactions contemplated by the share exchange agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act.

THE SHARE EXCHANGE AGREEMENT

The discussion in this proxy statement of the acquisition and the principal terms of the share exchange agreement described below are qualified in their entirety by reference to the copy of the share exchange agreement attached as Annex A, as amended in Annex A-1, hereto and incorporated herein by reference. The following description summarizes the material provisions of the share exchange agreement, which agreement we urge you to read carefully because it is the principal legal document that governs the acquisition.

The representations and warranties described below and included in the share exchange agreement were made by Zoom, Zoom Telephonics, TCB Digital and certain of the Gold Lion shareholders as of specific dates. The assertions embodied in these representations and warranties are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the share exchange agreement. The representations and warranties may also be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk among the parties. The share exchange agreement is described in this proxy statement and included as Annex A, as amended in Annex A-1, only to provide you with information regarding its terms and conditions at the time it was entered into by the parties. Accordingly, you should read the representations and warranties in the share exchange agreement not in isolation but rather in conjunction with the other information contained in this document.

Basic Deal Terms

The share exchange agreement provides for an acquisition transaction in which Zoom would acquire from the Gold Lion shareholders 100% of Gold Lion’s outstanding capital stock in exchange for 4,225,219 shares of Zoom common stock. Gold Lion is a holding company that owns (i) 100% of Jiangsu Leimone, which in turn owns 51.03% of the outstanding capital stock of TCB Digital, and (ii) 100% of Profit Harvest. Further, Zoom has agreed with Mr. Gu, the holder of an option to acquire an additional 28.97% of the outstanding capital stock of TCB Digital, to provide him with the option to exchange the additional 28.97% TCB Digital interest for the issuance by Zoom of an additional 2,402,576 shares of Zoom common stock.

The number of shares issuable to the Gold Lion shareholders for Gold Lion would increase to 5,818,439 shares of Zoom common stock, and the number of shares issuable for the additional 28.97% interest in TCB Digital would increase to 3,308,524 shares of Zoom common, if either: (a) as of the date the Zoom stockholders approve the acquisition, Zoom’s common stock is not listed on the NASDAQ Capital Market or (b) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the closing of the share exchange agreement; provided that these additional shares would not be issuable if TCB Digital’s net income after tax is less than $2.7 million for the year ended December 31, 2008 or if TCB Digital does not deliver to Zoom its final audited financial for the years ended December 31, 2008 and 2007 on or before May 12, 2009. We refer to the requirement to issue the additional shares as the “NASDAQ Additional Consideration Shares.” Upon the execution of the share exchange agreement, Gold Lion was entitled to and Zoom issued 90,000 shares of common stock as consideration for the execution of the share exchange agreement.

The share exchange agreement also provides Zoom with purchase options to acquire from Mr. Gu five other companies that are wholly owned or majority owned by Gu, or the Leimone Companies, with the option price of each company based on the higher of a minimum price or a multiple of that company’s net income.

The following table sets forth the post-acquisition percentage ownership of Zoom by Zoom’s current stockholders and by the Gold Lion shareholders under the various acquisition potential scenarios:

	Percentage of Zoom owned by Gold Lion shareholders	Percentage of Zoom owned by Zoom’s current stockholders
Zoom acquires Gold Lion (and not the additional 28.97% interest in TCB Digital) and does not issue the NASDAQ Additional Consideration Shares	69.3%	30.7%

Zoom acquires Gold Lion and the additional 28.97% interest in TCB Digital, and does not issue the NASDAQ Additional Consideration Shares	78.0%	22%

Zoom acquires Gold Lion (and not the additional 28.97% interest in TCB Digital) and issues the NASDAQ Additional Consideration Shares	75.7%	24.3%

Zoom acquires Gold Lion and the additional 28.97% interest in TCB Digital, and issues the NASDAQ Additional Consideration Shares	83.0%	17.0%

Representations and Warranties

In the share exchange agreement, TCB Digital and Gold Lion make certain representations and warranties (subject to certain exceptions) relating to, among other things:

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good title to shares;

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capital structure;

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organization and standing;

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authority and enforceability;

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existence of subsidiaries;

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absence of conflicts;

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consents and approval required;

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financial statements accuracy;

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absence of certain changes or events;

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absence of undisclosed liabilities;

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absence of litigation;

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title to properties;

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title to intellectual property;

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taxes;

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employment and labor matters;

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transactions with affiliates and employees;

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insurance;

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material contracts;

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compliance with applicable laws;

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absence of foreign corrupt practices;

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compliance with money laundering laws;

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brokers fees;

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Office of Foreign Assets Control of the U.S. Treasury Department;

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additional People’s Republic of China representations and warranties;

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environmental matters;

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internal accounting controls;

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possession of license and permits;

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absence of governmental inquiry;

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accuracy of records; and

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business relationships.

In the share exchange agreement, the Gold Lion shareholders make certain representations and warranties (subject to certain exceptions) relating to, among other things:

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good title to shares;

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authority and control; and

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status as an accredited investor.

In the share exchange agreement, Zoom and Zoom Telephonics make certain representations and warranties (subject to certain exceptions) relating to, among other things:

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capital structure;

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organization and standing;

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authority and enforceability;

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absence of subsidiaries;

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absence of conflicts;

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consents and approval required;

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absence of certain changes or events;

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SEC documents;

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absence of litigation;

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employment matters;

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transactions with affiliates and employees;

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title to properties;

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insurance;

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material contracts;

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compliance with applicable laws;

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Office of Foreign Assets Control of the U.S. Treasury Department;

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Sarbanes Oxley;

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ownership of intellectual property;

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environmental matters;

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possession of license and permits;

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brokers fees;

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required votes;

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board approval;

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taxes;

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absence of foreign corrupt practices;

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compliance with money laundering laws;

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absence of governmental inquiry; and

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accuracy of records.

Conditions to Closing

TCB Digital and Gold Lion Conditions to Closing

The obligations of the TCB Digital and Gold Lion to enter into and complete the closing are subject, at the option of TCB Digital and Gold Lion, to the fulfillment on or prior to the closing date of, among other items, the following conditions by Zoom and Zoom Telephonics, any one or more of which may be waived by TCB Digital and Gold Lion:

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no action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental authorities to restrain, modify or prevent the carrying out of the transactions or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the reasonable opinion of TCB Digital and Gold Lion, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Zoom;

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there shall not have been, alone or in the aggregate, any one or more occurrence, event, incident, action, failure to act, or transaction since September 30, 2008 which has had or is reasonably likely to cause a material adverse effect on Zoom;

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the requirements of The Nasdaq Stock Market, Inc. and Delaware law, the share exchange agreement and the transactions contemplated thereby and by the transaction documents shall have been approved by a majority of the votes properly cast by Zoom’s stockholders at a stockholders’ meeting at which at least a quorum is present;

•

Zoom and Zoom Telephonics shall have completed the spin-off in a manner that is reasonably satisfactory to TCB Digital and Gold Lion;

•

no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint provision limiting or restricting Zoom’s conduct or operation of the business of Zoom following the initiation of the transactions contemplated by the share exchange agreement shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority, domestic or foreign, seeking the foregoing be pending;

•

each of the executive officers and directors of Zoom shall have executed and delivered a lock-up and voting agreement and such agreements shall be in full force and effect on the closing date;

•

each of Frank Manning and Peter Kramer shall have executed and delivered to a founder lock-up agreement and such agreements shall be in full force and effect on the closing date;

•

Zoom shall have received resignations from all of the officers and directors of Zoom prior to the closing date;

•

Zoom shall have received a separation agreement and general release from each person who is a party to an employment or consulting agreement with Zoom prior to the closing date; and

•

TCB Digital and Gold Lion shall have received studies prepared by Zoom’s tax advisors, along with work papers and explanations of procedures, with conclusions as to (i) the tax basis that Zoom has in the stock of Zoom Telephonics as of the closing date, and (ii) the current and accumulated “earnings and profits” of Zoom as of the closing date, a draft of which shall be provided to TCB Digital and Gold Lion within 30 days prior to the closing date for their review and comment, with finalized copies to be delivered as of the closing date.

Zoom’s Conditions to Closing

The obligations of Zoom to enter into and complete the closing are subject, at the option of Zoom, to the fulfillment on or prior to the closing date of, among other items, the following conditions by TCB Digital and Gold Lion, any one or more of which may be waived by Zoom in writing:

•

no action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental authorities, modify or prevent the carrying out of the transactions or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the reasonable opinion of Zoom, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of TCB Digital and Gold Lion;

•

there shall not have been, alone or in the aggregate, any one or more occurrence, event, incident, action, failure to act, or transaction since June 30, 2008 which has had or is reasonably likely to cause a material adverse effect on any of the TCB Digital or on the companies on which Zoom has an option to acquire;

•

in accordance with the constituent documents of Zoom, the requirements of The Nasdaq Stock Market, Inc. and Delaware law, the share exchange agreement and the transactions contemplated thereby and by the transaction documents shall have been approved by a majority of the votes properly cast by Zoom’s stockholders at a stockholders’ meeting at which at least a quorum is present; and

•

no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint provision limiting or restricting TCB Digital’s conduct or operation of the business of TCB Digital following the initiation of the transactions contemplated by the share exchange agreement shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority, domestic or foreign, seeking the foregoing be pending.

If permitted under applicable law, either Zoom or TCB Digital and Gold Lion may waive any inaccuracies in the representations and warranties made to such party contained in the share exchange agreement and may waive compliance with any agreements or conditions for the benefit of itself or such party contained in the share exchange agreement.

Covenants of the Parties

In the share exchange agreement, TCB Digital and the Gold Lion shareholders have covenanted to the following:

•

Gold Lion has agreed to deliver to Zoom (i) audited financial statements prepared in accordance with U.S. GAAP for each fiscal year, beginning with the year ended December 31, 2008, no later than March 31 following the end of such fiscal year, and (ii) unaudited interim financial statements prepared in accordance with U.S. GAAP for the first three quarters of each fiscal year, beginning with the quarter ending March 31, 2009, no later than 45 days following the end of such fiscal quarter;

•

If Zoom exercises its option with respect to any of the option companies, Mr. Gu shall cause such company to provide Zoom with financial statements as required by Zoom to complete any required SEC filings in connection with the exercise of such option in form and substance reasonably satisfactory to Zoom and as required by the SEC;

•

TCB Digital and Gold Lion have agreed to use their reasonable efforts to provide promptly to Zoom such information concerning its business affairs and financial statements as, in the reasonable judgment of Zoom or its counsel, may be required or appropriate for inclusion in the proxy statement, or in any amendments or supplements thereto, shall cause its counsel to cooperate with Zoom’s counsel in the preparation of the proxy statement and shall request the cooperation of Gold Lion’s auditors in the preparation of the proxy statement; and

•

Mr. Gu has agreed to deliver, no less than ten business days prior to closing, executed agreements in form reasonably acceptable to Zoom with each of the option companies providing Zoom with a right of first refusal to acquire any debt or equity securities to be issued or sold by such companies until the expiration of the relevant option period.

In the share exchange agreement, Zoom has covenanted to the following:

•

Zoom shall cause a meeting of its stockholders to be duly called and held as soon as reasonably practicable for the purpose of voting on the adoption and approval of the Gold Lion acquisition and related transactions;

•

Zoom has entered into lock-up and voting agreements with each of its executive officers and directors, pursuant to which each such person agrees until the closing not to sell, transfer, assign, pledge or hypothecate any shares of Zoom’s common stock and to vote their shares in favor of the approval of the Gold Lion acquisition and related transactions;

•

Zoom shall enter into founder lock-up agreements with Frank Manning and Peter Kramer, pursuant to which they agree that during the period commencing on the date of closing and ending on and including the 365th day following the date of the closing, each person will not sell, transfer, assign, pledge or hypothecate, in any calendar month, greater than 3% of the shares of Zoom’s common stock sold in the previous four calendar weeks; and

•

Zoom agrees to take all reasonable action necessary to maintain its common stock listing on the NASDAQ Capital Market. Zoom also agrees to fully cooperate with TCB Digital and their representatives in the process of applying to have Zoom’s common stock listed on the NASDAQ Capital Market upon and following the closing.

Additional Agreements and Covenants

The parties have agreed that if Zoom sells any equity securities on or after the date of the share exchange agreement and before the closing, any consideration received from such sales (i) will not be distributed or otherwise transferred to Zoom Telephonics or any other person, (ii) will not be utilized in any way by Zoom Telephonics or any other person and (iii) will remain in Zoom after the closing.

The parties have agreed that for a period of at least one year after the closing, Zoom shall not sell, transfer or otherwise dispose of any equity interest or material asset of TCB Digital without the prior written consent of Mr. Gu.

Exclusivity; No Other Negotiation

The share exchange agreement contains detailed provisions prohibiting each of Zoom, TCB Digital, and the Gold Lion shareholders party to the share exchange agreement from seeking an alternative transaction. These covenants generally prohibit Zoom, TCB Digital and the Gold Lion shareholders party to the share exchange agreement, as well as their officers, directors, subsidiaries, employees, agents and representatives, from taking any action to solicit an alternative acquisition proposal.

Termination

Unless waived in writing, the transactions contemplated by the share exchange agreement may be terminated and/or abandoned at any time prior to the closing:

•

by mutual written consent of the parties to the share exchange agreement;

•

by any of the parties to the share exchange agreement, if the closing has not occurred by September 30, 2009 or such other date as may be mutually agreed to;

•

by TCB Digital and Gold Lion if Zoom shall have breached any of its covenants in the share exchange agreement in any material respect, if the representations and warranties of Zoom contained in the share exchange agreement shall not be true and correct in all material respects, at the time made and as of the closing, or if Zoom amends or supplements its disclosure schedule to the share exchange agreement and such amendment or supplement discloses a material adverse effect;

•

by Zoom if TCB Digital and Gold Lion shall have breached any of their covenants in any material respect, if the representations and warranties of TCB Digital and Gold Lion contained in the share exchange agreement shall not be true and correct in all material respects, at the time made and as of the closing, or if TCB Digital and Gold Lion amend or supplement their disclosure schedule to the share exchange agreement and such amendment or supplement discloses a material adverse effect;

•

by either Zoom or TCB Digital and Gold Lion, if, at the Zoom stockholders’ meeting (including any adjournments thereof), the share exchange agreement and the transactions contemplated thereby shall fail to be approved and adopted by Zoom’s stockholders.

Effect of Termination; No Termination Fee

If the share exchange agreement is terminated in accordance with its termination provisions, then each party will be responsible for the payment of the expenses and fees incurred by it in connection with or related to the transactions contemplated thereby, all further obligations of the parties shall terminate, no party shall have any right against the other party thereto, and each party will bear its own costs and expenses.

Indemnification

The parties to the share exchange agreement have agreed to certain indemnification obligations provided that neither party will be entitled to indemnification unless the aggregate amount of damages to such party exceeds $5,000, and then only to the extent such damages exceed $5,000; provided that, with limited exceptions, the aggregate amount of damages payable by the indemnifying party to the indemnified party may not exceed $3,000,000.

Conclusion of Zoom’s Board of Directors

After careful consideration of all relevant factors, Zoom’s board of directors unanimously determined that the Acquisition Proposal is in the best interests of Zoom and its stockholders. The board of directors has approved and declared the Acquisition Proposal advisable and recommends that you vote or give instructions to vote “FOR” the Acquisition Proposal.

The foregoing discussion of the information and factors considered by the Zoom board of directors is not meant to be exhaustive, but includes the material information and factors considered by the board of directors.

CERTAIN AGREEMENTS RELATING TO THE ACQUISITION

Lock-Up and Voting Agreements

Zoom has entered into lock-up and voting agreements with each of its executive officers and directors, pursuant to which each person agreed until the closing of the Gold Lion transaction or the termination of the share exchange agreement that they would not sell, transfer, assign, pledge or hypothecate any shares of Zoom’s common stock and to vote their shares in favor of the Acquisition Proposal. There are limited exceptions to the foregoing restrictions, including, permitting the sale of shares upon the exercise of stock options to the extent necessary to pay the exercise price and taxes related to the exercise of the stock options.

The form of lock-up and voting agreement is attached as Annex C hereto. We encourage you to read the lock-up and voting agreement in its entirety.

Founder Lock-Up Agreement

Zoom will enter into founder lock-up agreements with Frank Manning and Peter Kramer, pursuant to which they will agree that during the period commencing on the date of closing and ending on and including the 365th day following the date of the closing, they will not sell, transfer, assign, pledge or hypothecate, in any calendar month, greater than 3% of the shares of Zoom’s common stock sold in the previous four calendar weeks.

The form of founder lock-up agreement is attached as Annex D hereto. We encourage you to read the founder lock-up agreement in its entirety.

NAME CHANGE PROPOSAL

Zoom is asking you to approve amending our amended and restated certificate of incorporation to change Zoom’s name from and after the closing of the acquisition to Leimone United, Inc., in order to reflect the nature of our business operations once the Gold Lion acquisition is completed.

The approval of the Name Change Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Zoom’s common stock on the record date. Abstentions and broker non-votes will have the same effect of a vote against the Name Change Proposal.

If the Acquisition Proposal is not approved, the Name Change Proposal will not be presented at the meeting.

Conclusion of Zoom’s Board of Directors. After careful consideration of all relevant factors, Zoom’s board of directors determined that the Name Change Proposal is in the best interests of Zoom and its stockholders. The board of directors has approved and declared the Name Change Proposal advisable and recommends that you vote or give instructions to vote “FOR” the proposal.

ADJOURNMENT PROPOSAL

This proposal allows Zoom’s board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal.

If this proposal is not approved by Zoom’s stockholders, Zoom’s board of directors may not be able to adjourn the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of Zoom’s common stock, present in person or represented by proxy at the special meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, but broker non-votes will have no effect on the approval of the proposal.

Conclusion of Zoom’s Board of Directors. After careful consideration of all relevant factors, Zoom’s board of directors determined that the Adjournment Proposal of the special meeting for the purpose of soliciting additional proxies is in the best interests of Zoom and its stockholders. The board of directors has approved and declared the Adjournment Proposal advisable and recommends that you vote or give instructions to vote “FOR” the proposal.

INFORMATION ABOUT GOLD LION

Overview

TCB Digital, a subsidiary of Gold Lion, is a well established high technology enterprise engaging in electronic and telecommunication product design, development, and manufacturing capability and process. TCB Digital started its business in 1999 and was originally set up as an Electronic Manufacturing Service (EMS) factory for mobile phone vendors. TCB Digital was Motorola’s first independent outsourcing manufacturing vendor responsible for producing Motorola mobile phones in China. Moreover, TCB Digital was the first EMS factory in China receiving Motorola’s International Quality Product and Qualification certificate. Currently TCB Digital is headquartered in Tianjin, China. TCB Digital has two main business operations, one providing Electronic Manufacturing Service for OEM (Original Equipment Manufacturer) customers and the other designing and producing mobile phone products.

TCB Digital offers high quality and comprehensive EMS to both domestic and global customers including Samsung, Tianyu, CCT, Palm, Danaher, Spreadtrum and SK Telecom. Major products manufactured by TCB Digital include mobile phones, wireless telecommunication modules, digital cameras, cable TV set-up boxes, and GPS equipment. In addition, TCB Digital develops various state-of-art feature mobile phones and Smartphones based on TD-SCDMA, GSM, WCDMA and CDMA technologies. TCB Digital markets its mobile phone products through retail distributors in China and also supply major operator customers such as China Mobile (CMCC), China UNICOM, and China Telecom with various operator customized 2.5G or 3G mobile phones.

Competitive Strengths

TCB Digital believes its competitive strengths include:

Experienced Management Team & Strong Technology Experts

TCB Digital believes it has a well established and efficient human resource strategy. Under this strategy, TCB Digital is able to develop and maintain a good management team, strong technical professionals, and highly skilled manufacturing operators. TCB Digital believes the combination of TCB Digital’s internal development program and its hiring program has been able to provide it adequate and stable staffing for various levels of technical and managerial requirements. TCB Digital has an experienced management team with expertise in manufacturing, product development, and marketing. Many managers have working experience and training in leading firms in the industry such as Motorola, BenQ, Samsung, Pemstar, Mitsum, and Foxcomm. With respect to the manufacturing, TCB Digital believes it has been able to develop and maintain a highly efficient manufacturing operator team with strong discipline. Furthermore, TCB Digital believes it has a strong product research and development team that has demonstrated talent in developing state-of-art mobile devices that can meet market needs.

Location Advantage

TCB Digital is located in Tianjin, China, which is located in the middle of Bo Hai Electronic Development Base. The China central government has recently established the “Bo Hai Economic Zone” which has been divided into several regions with specific development directions. Bo Hai Electronic Development Base is one of these newly identified regions, which has a well-established transportation system and strong industrial foundation.

Advanced manufacturing facility & Process

TCB Digital has 10 SMT (Surface Mounting Technology) production lines, 10 assembly and testing lines, and over $2 million worth of advanced testing instruments to meet customers’ different levels of technical requirements. TCB Digital’s SMT production lines can produce over 500,000 PCBA (PC board assemblies) per month or about 6 million PCBA annually. In addition, TCB Digital’s assembly line production capacity is about 800K units per month or around 9.6 million annually.

Excellent quality control system & workflow

TCB Digital has been implementing high-quality quality control systems and workflow systems to help ensure that it provides high-quality products to its customers. TCB Digital has received ISO 9000, ISO 14000, and QSH 18000 quality-related certificates.

Strong Marketing Capability

TCB Digital has a strong sales and marketing team that allows it to market and promote its mobile phones and related products in both China and markets outside China.

Strategy

TCB Digital’s strategy is to strengthen its position as an innovative mobile phone producer and as an Electronic Manufacturing Service provider to customers in China and overseas.

Strengthen design and development capabilities in mobile phones

One of TCB Digital’s main business strategies is to focus on developing mobile phones based on GSM, CDMA, and TD-SCDMA core technologies for both China and overseas markets. TCB Digital is able to design, develop, and manufacture innovative GSM, CDMA and TD-SCDMA mobile phones by leveraging its own resources and facilities. To meet the changing needs of its customers and to maintain the competitive advantage of its products, TCB Digital intends to continue to improve and strengthen its development and design capabilities. TCB Digital plans to continue investing resources to maintain an experienced and skilled design team to preserve competitiveness within a frequently changing and challenging industry landscape.

Enhance strong customer relationships into new opportunities.

TCB Digital will continue to focus on refining its EMS processes, maintaining high quality control processes, adding new manufacturing technology, and enhancing its highly efficient operations team. In addition, TCB Digital will continue to monitor market movement, including customers’ requirements, adjusting its business model to better cope with these changes while maintaining profit margins. TCB Digital will attempt to increase its future revenues and profits by enhancing its strong customer relationships and expanding the range of services it offers to its customers. TCB Digital believes that growing with its clients will enable it to promote its reputation and expand its geographic presence.

Further expand market and sales channel

Currently TCB Digital has mobile phone distributors and after-sales service centers at the national level, provincial level and municipal level in 27 provinces in China. Those distributors are capable of covering approximately 5% of all local distributors and 10% of all retail stores in China. As the market potential in tier 3 and tier 4 cities and towns, with population from 2,000,000 down to 600,000, in China has been growing significantly, TCB Digital intends to invest in further expansion of its marketing and sales channels in these smaller cities and rural areas.

Products and Technology

Products

Gold Lion’s TCB Digital subsidiary has developed and produced GSM and CDMA mobile phones, wireless data modules and GPS equipment since 2004, and Gold Lion’s JS Leimone subsidiary has produced this type of electronic equipment since 2008. TCB Digital has successfully customized and assembled two models of Smartphones for Palm Inc. for the China market. One model was customized, with applications developed by TCB Digital under Palm’s development and supervision guidelines, specifically for China Mobile Communications Corporation (CMCC); and this model has successfully entered into CMCC’s sales channels. In 2007, TCB Digital collaborated with SK-Telecom and jointly developed a dual mode GSM-CDMA Smartphone for China UNICOM. This dual mode GSM-CDMA Smartphone was designed and manufactured by TCB Digital and marketed under the SK-Telecom brand name.

In 2008, TCB Digital successfully developed and launched four models of 2.5G GSM mobile phones for the China market. These GSM mobile phones have customary voice features plus data service functions such as web browsing, short messaging, multimedia messaging, multimedia player, games and more. TCB Digital has also developed a 2.5G GSM mobile phone that embeds China’s “CMMB” standard for mobile digital TV, and this phone uses Google’s Android operating system.

Technology

TCB Digital is located in Tianjin City. TCB Digital manufactures digital communication and consumer electronic products with 10 SMT (Surface Mount Technology) lines and 10 assembly and test lines. Jiangsu Leimone is located in the city of Nantong, Jiangsu Province. Jiangsu Leimone has 2 SMT lines and 2 assembly and test lines. TCB Digital produced approximately 5.3 million sets of products, including single and multiple PCBAs and also including fully packaged products, in 2006, about 5.5 million units in 2007, and 5.2 million units in 2008. TCB Digital periodically upgrades its SMT facilities to further improve efficiency and quality. In 2008, its first year of production, Jiangsu Leimone produced 0.8 million units of products.

DIGITAL COMMUNICATION Products by Segment as % of Sales	2006	2007	2008
EMS of mobile phones	90.3%	49.98%	44.43%

Mobile phone sales	3.64%	26.94%	43.12%

PCBAs & others	2.32%	19.27%	12.45%

Own brand product sales	3.74%	3.81%	0%

Total	100%	100%	100%

Note: Gold Lion acquired 51.03% of TCB Digital as of July 1, 2007. The above figures represent 100% of the activities of TCB Digital including periods prior to Gold Lion’s acquisition.

Major Customers of TCB Digital

Customer	Customer Profile
Beijing Tianyu

A well-known domestic brand. Established strategic partnership in May 2006, mainly to provide mobile phone manufacturing services. Sales for the years 2008 and 2007 were Rmb 32.2m and 74.6m respectively.

Other brands incl. Wincos, Aoxin, Xingwang, Yilitong, etc.	EMS for these various brands amounted to Rmb 271.8m in 2008 and Rmb 121.6m in 2007.
Tianjin Tong Guang Electronic Technology Co. Ltd.	A company, related to TCB Digital through a common shareholder, in the business of TV set top cable boxes. Sales for the years 2008 and 2007 were Rmb 81.7m and 16.6m respectively.
Beijing China Electronic GunagTong Technology (CCT)	Established strategic partnership in December 2003, mainly to provide mobile phone manufacturing services. Sales for the years 2008 and 2007 were Rmb 44.0m and nil respectively.
Spreadtrum	Established strategic partnership in March 2007, mainly for manufacturing of wireless modules. Sales for the years 2008 and 2007 were Rmb 29.4m and 2.6m respectively
SK and Palm	We jointly developed Smartphones with these two brands for the China market. Sales in the years 2008 and 2007 totaled Rmb 26.6m and 39.3m respectively.
Samsung	Established strategic partnership in April 2006, mainly to provide digital camera PCBAs. Sales for the years 2008 and 2007 were Rmb 12.0m and 10.4m respectively.
Danaher Motion

Established Strategic Partnership in March 2007, mainly for manufacturing various automobile driving controllers for Danaher global companies. Sales for the years 2008 and 2007 were Rmb 5.5m and 2.8m respectively

Suppliers

TCB Digital has the following main suppliers:

Beijing Xingwang Shidai Tech & Trading Co., Ltd. Founded in 2002, this company focuses on mobile phone components, electronic products, and telecommunication products.

China Electronic Appliance Corporation (CEAC). Founded in 1964, CEAC has over 40 subsidiaries and is one of the biggest electronic components suppliers in China.

MTC (Material Trading Center) of Motorola Singapore. MTC was founded in 2003 and is a supplier of various manufacturing components and materials to EMS providers.

Orsus Xelent Technologies. Orsus Xelent focuses on mobile phone and related hardware and software product development.

SiChun Moba Enterprise. Moba focuses on mobile phone and telecommunication product development and distribution.

TechFaith Wireless Inc. TechFaith is an originally developed product provider for research and development of mobile phone solutions

Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd. This company, related to our TCB Digital subsidiary through a common shareholder, develops digital TV and cable TV set top boxes, and is also a supplier of components to TCB Digital.

Tianjing Guosen Group Co., Ltd. This company has been in the wireless industry since 1993. It offers various technologies and electronic components to mobile phone manufacturers.

Westing Green (Tianjin) Plastic Co., Ltd. (WGP) This company is a subsidiary of Taiwan based Green Point Group (GPG). WGP is a leading supplier of plastic components for manufacturing mobile phones, MP3, Walkie-talkies, automobile electronic devices and other consumer electronic products.

A cost based analysis of our major suppliers from 2006 to 2008 is as follows:

	Percentage of Purchases
Supplier	2006	2007	2008
MTC (Material Trading Center) of Motorola Singapore	59%	—	—
Westing Green (Tianjin) Plastic Co., Ltd. (WGP)	8%	—	—
Tianjin Guosen Group Co., Ltd.	6%	—	—
China Electronic Appliance Corporation (CEAC)	—	10%	—
Beijing Xingwang Shidai Tech & Trading Co., Ltd.	—	26%	15.96%
Orsus Xelent Technologies	—	11%	13.49%
TechFaith Wireless Inc.	—	10%	—
Tianjin Tong Guang Group Electronics Science & Technology Co., Ltd.	—	8%	8.77%
Spreadtrum Communications (Shanghai) Co., Ltd.	—	—	3.17%
CLP Guangtong Beijing Science and Technology Co., Ltd.	—	—	7.5%
Wincos Technology (HK) Co., Ltd.	—	—	3.58%
Xi Long	—	—	4.47%
Jie Ying Electronics	—	—	2.38
Tai Ke Yuan of Hong Kong	—	—	1.93
An Fu Li	—	—	1.26
Total	73%	65%	62.51%

Note: Gold Lion acquired 51.03% of TCB Digital as of July 1, 2007. The above figures represent 100% of the activities of TCB Digital including periods prior to Gold Lion’s acquisition.

Profit Harvest

Profit Harvest is a wholly own subsidiary of Gold Lion that functions as a sales and marketing arm for TCB Digital. The major customers of Profit Harvest for the year 2008 were:

Customer over 5% of sales	As percentage of Sales of Profit Harvest in the year 2008

Gold Profit Communication and Commerce Ltd.	16.48%
Jet On Company Ltd.	14.14%
UK Kingbond International (HK) Group Co. Ltd.	11.25%
Pengxiang Huateng Electronics Co., Ltd.	8.23%
Hong Kong Mingyan Digital Co., Ltd.	6.58%

Sub-total of customers over 5% of sales	56.68%

Sale and Marketing

Mobile Phone Business

TCB Digital markets its mobile phone products via two different strategies. One approach is to develop and manufacture mobile phones for mobile phone OEM customers. In this approach, based on a customer’s requirements and specifications TCB Digital develops, manufactures and ships the finished mobile product to the customer under the customer’s brand. TCB Digital has developed several strategic mobile phone OEM customers in China including SK Telecom, CECT, Daxian, and Orsus Xelent.

TCB Digital’s second approach is to sell its mobile phones under its Leimone brand name. For sales of its Leimone-branded mobile phone handsets, TCB Digital has distributors and after-sales service centers at the national level, provincial level and municipal level in 31 locations in China. Those distributors cover approximately 5% of all local distributors and 10% of all retail stores in China.

The market potential in tier 3 and tier 4 cities (population from 2,000,000 down to 600,000) in China has been growing significantly. TCB Digital has adjusted its distribution strategy to directly sell products not only to distributors at the provincial level, but also to agents at the municipal level in some provinces. TCB Digital believes these municipal agents are better adapted than the provincial distributors to extend their distribution networks into tier 3 and tier 4 markets.

TCB Digital has commenced the export of mobile phones to overseas markets by setting up a sales office in Hong Kong to promote sales of mobile phones in those countries. TCB Digital is also actively participating in bids held by China Mobile, China Telecom and China Unicom in order to directly sell a large volume of mobile phones to these large mobile operators.

EMS Business

TCB Digital started providing EMS services to electronic product and mobile phone product OEM customers in 1999. Over the past 9 years, TCB Digital has been successfully providing EMS to many domestic and global customers. TCB Digital believes is has a well-established sales and support network throughout the country that provides effective and comprehensive after-sales services.

Competition

The market for mobile phone product is intensely competitive. Most of TCB Digital’s competition comes from Chinese mobile phone manufacturers. TCB Digital believes that its competitive advantages include its experience in the telecommunications terminal area, its extensive distribution network, its powerful in-house and external research and development capacity, and its reputation. For the EMS business area, competition is from other EMS providers based in Northern China. TCB Digital believes that its competitive advantage include its quality control and wide range of customized services.

Employees

Currently TCB Digital has approximately 1,200 total employees, mostly based in Tianjin city, including approximately 700 EMS manufacturing operators, 100 sales executives, 80 research and development engineers, 90 after-sales service technicians, and other support staff and management personnel. JS Leimone currently has approximately 200 persons in Nantong, Jiangsu Province.

Industry

Mobile phone user growth analysis

According to the International Telecom Union (“ITU”), the number of mobile phone subscribers worldwide exceeded 4.1 billion at the end of 2008, up from 1 billion in 2002. Developing nations remain to be the fastest growing markets, and the mobile phone penetration rate reached 50％ worldwide. The number of mobile phone subscribers in China has reached 400 million by the end of 2008.

Mobile phone production landscape in 2008

According to China’s Ministry of Industry and Information Technology (“MIIT”), China produced over 279 million mobile phones in the first half of 2008, and such production volume represented an increase of 21.2% over the first half of 2007. The strong demand from China’s domestic market was the driving force behind the growth in production volume. In China, mobile phones are being developed and manufactured in three major areas: the Beijing-Tianjin area in Northern China, the Yangzi River Delta in the middle of China, and the Pearl River Delta in Southern China. These three areas have developed a substantial international competitive advantage in the mobile phone industry. A large number of mobile phone design houses, mobile phone manufacturers, and mobile phone components and accessory manufacturers are active in China. According to MIIT, the number of China based mobile phone manufacturers has increased by 66.7% to 115 companies at the end of 2007, with production capacity reaching 600 million sets annually.

Foreign Manufactures

In China market, foreign brand mobile phone manufacturers are still dominating the industry although their volume steadily declined in recent years. In the first half of 2008, according to MIIT, the top five mobile phone manufacturers by volume were: Nokia, Samsung, Motorola, LG and Sony-Ericsson. Their combined amount was 70.97% of the total mobile phone production volume in China. This number decreased by 7.3% as compared to the first half of 2007. Among these five companies, Samsung and Sony-Ericsson had significant growth in volume while Motorola experienced a rapid decline.

Domestic Manufacturers

There are over 100 domestic mobile phone manufacturers in China. However, most of them are small and generally can only compete in niche markets. According to a report from the China Center for Information Industry Development (“CCID”), mobile phone production volume from Nokia, Samsung, and Sony-Ericsson is 59.32% of the total mobile phone production volume in China in 2007. TCB Digital believes most domestic manufacturers lack competitiveness and these companies focus on short–term product development, resulting in relatively slow growth. In the first half of 2008, according to CCID, less than 30% of the total China mobile phone production volume came from domestic mobile phone manufacturers while the number of these manufacturers counted for 85% of the total number of mobile phone manufacturers in China.

China Domestic Mobile Phone Sales in first half of 2008

According to CCID’s report, the total sales volume of mobile phones in China was 96.40 million sets in the first half of 2008, up 17.52% as compared to the same period in 2007. The major contribution to the growth came from the increasing number of new mobile phone users and mobile phone replacement consumers. According to a report from MIIT, as of June 2008 China’s mobile phone service subscriber accounts reached 601 million, representing an increase of 53.45 million in the first half of 2008.

In China, Nokia is ranked as the number one brand in terms of GSM mobile phone sales volume. Nokia continues to broaden its distribution network while making effective adjustments to pricing, further solidifies its control of the low end mobile phone market, and continues to remain the dominant player in the marketplace. In general, the combined sales volume of Nokia, Samsung and Motorola account for about 2/3 of the total China mobile phone sales volume. Nokia’s market share is 41.02% in 2008 while other brands are far behind it. At the same time, several China domestic mobile phone vendors such as K-Touch have successfully penetrated the county level and rural area GSM mobile phone markets, and their market share is gradually increasing.

With respect to the CDMA handset market, China domestic brands have slightly more than 50% of the total CDMA handset market in 2008. ZTE, Samsung, and Huawei are the top three CDMA mobile phone brands in China. Samsung and Huawei together represent over 25% share of the total domestic CDMA handset market. ZTE and Huawei have been focusing on the CDMA handset market, which is not viewed as a major market by foreign brands. Both ZTE and Huawei have accumulated tremendous experience in the development and technology of CDMA handsets.

Mobile Phone Export in First Half of 2008

According to CCID’s report, China exported 182 million sets of mobile phones in the first half of 2008, up 22.74% as compared to the first half of 2007. Export volume was 65.1% of the total production volume in China in the first half of 2008. China is still the largest mobile phone exporter.

Most exported mobile phones are under the foreign vendors’ brand name such as Nokia, Motorola and so forth. In the first half of 2008, the combined mobile phone export volume from Nokia, Samsung, Motorola, LG and Sony-Ericsson exceeded 70% of the total China mobile phone export volume. Most China domestic mobile phone manufacturing companies are OEM manufacturers for major foreign brands There are many China domestic mobile phone brands trying to be exported to other countries, and only a few of them have significant export volume. Big domestic mobile phone export volume mainly came from vendors like Huawei, ZTE, TCL and Haier. Other domestic mobile phone manufacturers’ export volumes are quite small. High-quality product requirements, good after-sales service requirements, and the importance of recognized brands are the major reasons preventing a rapid growth in the exporting of China domestically manufactured mobile phones.

Year 2009 Forecast

According to iCandata, China has produced 79.67 million mobile phones in the first 2 months of 2009, representing a decreased of 11.25m units as compared to the same period in 2008. Global mobile phone production volume in 2009 will decrease by 8.3% as compared to 2008.

Properties

TCB Digital leases properties with a total area of approximately 18,678 square meters in Tianjin City, China. TCB Digital believes that its existing facilities and equipment are well maintained and in good operating condition, and are sufficient to meet its needs for the foreseeable future. Jiangsu Leimone currently leases properties with a total area of approximately 1,300 square meters in Nantong, Jiangsu Province, and plans to increase to 2,300 square meters of production facilities within the year of 2009.

GOLD LION’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion contains forward-looking statements. Forward looking statements are identified by words and phrases such as “anticipate”, “intend”, “expect”, and words and phrases of similar import. We caution investors that forward-looking statements are only predictions based on our current expectations about future events and are not guarantees of future performance. Actual results, performance or achievements could differ materially from those expressed or implied by the forward-looking statements due to risks, uncertainties and assumptions that are difficult to predict. We encourage you to read those risk factors carefully along with the other information provided in this proxy statement and in our other filings with the SEC before deciding to invest in our stock or to maintain or change your investment. We undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law.

You should read this Management’s Discussion and Analysis in conjunction with the Consolidated Financial Statements and Related Notes.

Overview

Gold Lion was founded by Mr. Gu Lei in September 2002 in the British Virgin Islands, and Gu was the sole owner of one issued and outstanding share of common stock. Through a resolution of Gold Lion on November 26, 2008, Gold Lion issued 705 shares to Gu and 294 shares to Mr. Du Songtao, resulting in a total of 1,000 issued and outstanding shares of common stock. Pursuant to a pledge agreement dated November 26, 2008, Du pledged his 294 shares to Mr. Cao Wei, with all rights to such shares including voting rights. Consequently, Gu and Cao jointly control 100% interests of Gold Lion.

On August 2, 2007, Gu founded Profit Harvest in Hong Kong, and in December 2008, 100% ownership of Profit Harvest was transferred to Gold Lion. Profit Harvest is engaged in sale of mobile phone products and components to retailers and other wholesalers.

Pursuant to a capital injection agreement (the “Agreement”) by and among Tianjin Communication and Broadcasting Group Co., Ltd. (“TCBGCL”), TCBGCL Labour Union, Hebei Leimone Science and Technology Co., Ltd.(“Hebei Leimone”), Tianjin 712 Communication and Broadcasting Co., Ltd.(“712”), Beijing Depu Investment Co., Ltd. and other natural person shareholders on May 8, 2007 and a resolution of the shareholder’s meeting on June 30, 2007, Hebei Leimone, a company controlled by Gu, acquired 25.1333% of TCB Digital from TCBGCL Labour Union and various natural person shareholders for cash consideration of RMB9,000,000. Pursuant to this Agreement, Hebei Leimone and Beijing Depu Investment Co., Ltd., a company controlled by Cao, were to invest additional RMB15,928,700 and RMB10,377,600 respectively in TCB Digital, bringing the total investment from Hebei Leimone and Beijing Depu Investment Co., Ltd to $4,679,111 (RMB35,306,300). After this additional investment was made as of June 30, 2007, Hebei Leimone and Beijing Depu held a 36.03% and 15% equity interest respectively of TCB Digital, amounting to a total of 51.03% ownership in TCB Digital. Pursuant to an agreement dated June 30, 2007, Cao irrevocably pledged his 15% equity interest in TCB Digital to Gu in exchange for a 29.4% stake in Gu’s company.  TCB Digital is mainly engaged in research & development, processing, manufacturing, servicing and marketing of mobile handsets, electronic products and communication equipment.

On November 30, 2007, Gold Lion and GD Industrial Company signed a share transfer agreement pursuant to which GD Industrial Company transferred 60% equity of Nantong Zong Yi Kechuang Digital Camera Technology Co., Ltd. for cash consideration of $10,273 to Gold Lion. In July 2008, the company’s name was changed to Jiangsu Leimone Electronic Co., Ltd., or Jiangsu Leimone. In January 2008, Gold Lion invested $5,074,226 (HK$38,800,000) in Jiangsu Leimone to increase Gold Lion’s ownership in Jiangsu Leimone to 80%. Pursuant to the share transfer agreement by and between Gold Lion and Nantong Zong Yi Investment Co., Ltd. dated November 26, 2008, Gold Lion acquired the remaining 20% equity interest of Jiangsu Leimone from Nantong Zong Yi Investment Co., Ltd. for cash consideration of $103,214 (HK$800,000). After this transaction, Gold Lion obtained 100% ownership of Jiangsu Leimone. Jiangsu Leimone is engaged in the R&D and production of electronic assemblies, 3G mobile handsets, wireless communication modules, GPS receivers and computer software.

Pursuant to the share transfer agreement by and among Hebei Leimone, Beijing Depu Investment Co., Ltd and Jiangsu Leimone dated December 15, 2008, Hebei Leimone and Beijing Depu Investment Co., Ltd. transferred their 51.03% equity interest of TCB Digital to Jiangsu Leimone on December 30, 2008.

Plan of Operation

During the next twelve months, Gold Lion expects to take the following steps in connection with the development of its business and the implementation of our plan of operations:

•

Gold Lion intends to continue with its marketing strategies to deliver its products and services in China;

•

Gold Lion will gradually shift its focus to the 2.5G-3G mobile communications business;

•

Gold Lion will develop high-end smart mobile phones in cooperation with international mobile communications companies, such as Palm Co., SK Telecom, and others.

Critical Accounting Policies and Estimates

The preparation of Gold Lion’s consolidated financial statements in conformity with accounting principles generally accepted in the United States requires it to make estimates and judgments that affect its reported assets, liabilities, revenues, and expenses, and the disclosure of contingent assets and liabilities. Gold Lion based its estimates and judgments on historical experience and on various other assumptions that it believes to be reasonable under the circumstances. Future events, however, may differ markedly from current expectations and assumptions. While there are a number of significant accounting policies affecting Gold Lion’s consolidated financial statements; Gold Lion believes the following critical accounting policies involve the most complex, difficult and subjective estimates and judgments: allowance for doubtful accounts; income taxes; asset impairment.

Revenue Recognition

In accordance with generally accepted accounting principles ("GAAP") in the United States, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collection of the resulting receivable is reasonably assured. Noted below are brief descriptions of the product or service revenues that Gold Lion recognizes in the financial statements contained herein.

Sale of goods

Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of Gold Lion exists and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

Allowance for doubtful accounts

Gold Lion maintains an allowance for doubtful accounts to reduce amounts to their estimated realizable value. A considerable amount of judgment is required when Gold Lion assesses the realization of accounts receivables, including assessing the probability of collection and the current credit-worthiness of each customer. If the financial condition of customers were to deteriorate, resulting in an impairment of their ability to make payments, an additional provision for doubtful accounts could be required. Gold Lion initially records a provision for doubtful accounts based on its historical experience, and then adjust this provision at the end of each reporting period based on a detailed assessment of its accounts receivable and allowance for doubtful accounts. In estimating the provision for doubtful accounts, Gold Lion considers: (i) the aging of the accounts receivable; (ii) trends within and ratios involving the age of the accounts receivable; (iii) the customer mix in each of the aging categories and the nature of the receivable; (iv) its historical provision for doubtful accounts; (v) the credit worthiness of the customer; and (vi) the economic conditions of the customer’s industry as well as general economic conditions, among other factors.

Income taxes

Gold Lion accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts and each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion; it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities. Gold Lion adopted FIN 48, Accounting for Uncertainty in Tax Positions.

Asset Impairment

Gold Lion periodically evaluates the carrying value of other long-lived assets, including, but not limited to, property and equipment and intangible assets, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flows from such asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Significant estimates are utilized to calculate expected future cash flows utilized in impairment analyses. Gold Lion also utilizes judgment to determine other factors within fair value analyses, including the applicable discount rate.

Results of Operations for the year ended December 31, 2008 & 2007

GOLD LION HOLDING LTD

CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2008 AND 2007

	2008	2007	Increase / (Decrease)%

Net revenue	$80,611,981	42,496,458	$38,115,523	90%

Cost of sales	(72,410,992)	(37,789,130)	34,621,862	92%

Gross profit	8,200,989	4,707,328	3,493,661	74%

Selling, general and administrative expenses	(1,952,961)	(716,791)	1,236,170	172%

Research and development expense	(871,238)	(1,957,194)	(1,085,956)	(55%)

Other income/(expenses)-net	(1,367,555)	(316,416)	1,051,139	332%

Profit before income taxes and minority interest	4,009,235	1,716,927	2,292,308	134%

Income tax expense	(611,586)	(120,949	490,637	406%

Minority interest	(330,721)	(626,576)

Net income from continuing business	3,066,928	969,402	2,097,526	216%

Discontinued operations

Gain/(loss) from discontinued operations	(246,654)	(214,117)	32,537	15%

Net income attributable to stockholders	2,820,274	755,285	2,064,989	273%

Other comprehensive income	8,708	234,917

Comprehensive income	$2,828,982	990,202	$1,838,780	186%

Other key indicators	Year Ended December 31
(Percent of Net Sales)	2008	2007	Change

Cost of sales	89.8%	88.9%	0.9%

Selling, general and administrative expenses	2.4%	1.7%	0.7%

Revenues

Gold Lion’s revenues were $80,611,981 for 2008, representing an increase of 90% or $38,115,523 as compared to $42,496,458 in the corresponding period in 2007. The increase of revenues as compared to the same period last year was mainly due to Jiangsu Leimone Electronics Co., Ltd. and Profit Harvest being combined into Gold Lion in the year 2008.

Cost of sales

For 2008, Gold Lion’s cost of sales was $72,410,992 or 89.8% of revenues. The ratio of cost of sales to revenues increased by 0.9% from that of the previous year.

Selling, general and administrative expenses

Sales and marketing expenses mainly represent salaries of sales personnel, and marketing and transportation costs.

General and administrative expenses primarily consisted of compensation for personnel, depreciation, travel expenses, rental, materials expenses related to ordinary administration, and fees for professional services.

For 2008, selling, general and administrative expenses were $1,952,961, or 2.4% of revenues, which was an increase of 172% from $716,791 or 1.7% of revenues for the corresponding period in 2007. This increase was mainly due to the increase in sales activities.

Research and development expense

Gold Lion’s R&D expenses were $871,238 or 1.1% of total revenues for 2008, which represent a 55% decrease from $1,957,194 or 4.6% of total revenues in 2007. The decrease was due to decreased spending in research and development of advanced mobile modules.

Other income/(expenses)-net

Gold Lion’s other expenses-net were $1,367,555 for 2008, which represents a 332% increase from other expenses-net of $316,416 in 2007. Other expenses mainly consisted of interest expense that the company incurred for its loans in 2008.

Net income

For 2008, Gold Lion’s net income was $2,820,274 or a net profit margin of 3.50%, representing an increase of $2,064,989 or 273% from $755,285 or 1.78% net profit margin in 2007. The increase in net income is mainly due to the addition of new business units and better control on costs including reduced R&D activities in 2008.

Other comprehensive income

For 2008, Gold Lion’s other comprehensive income was $8,708, representing a decrease of $226,209 from $234,917 in the same period of 2007. Other comprehensive income resulted from foreign currency exchange changes particularly the Renminbi’s appreciation against the U.S. dollar. If this trend persists, Gold Lion may continue to report such a gain, but other comprehensive income may be negative if the trend reverses.

Liquidity and Capital Resources

Gold Lion generally finances its operations from cash flow generated internally and short-term loans from domestic banks. As of December 31, 2008, Gold Lion had cash and cash equivalents of $812,769. This represented a decrease of $3,167,815 from $3,980,584 as of December 31, 2007.

The net cash used in operating activities in 2008 was $8,454,879 as compared to the net cash used in operating activities for 2007 of $19,442,480. The net cash outflow from operating activities in 2008 was mainly due to the increase in advance to suppliers of $16,037,819, accounts payable of $1,543,164 and related parties of $721,332.

Net cash used for investing activities amounted to $3,550,959 in 2008 which primarily consisted of cash used for the purchase of property and equipment in the amount of $2,895,299 and restricted cash of $2,890,163.

There were cash proceeds from the disposal of discontinued operations in the amount of $1,749,258 and proceeds from notes receivable of $475,622.

Net cash provided by financing activities was $8,572,267 in the year ended December 31, 2008 which included an outflow due to the net repayment of short-term loans of $1,612,984, a net inflow from related parties of $1,837,082 and the net proceeds from notes payable of $7,199,115 and net proceeds from long-term loan of $1,149,054.

Subsequent to 2008, Gold Lion received $1,360,000 from accounts receivable, and its cash flow from operations also provided sufficient cash for its working needs. On going forward basis over the next 12 months, Gold Lion intends to continue to rely on short-term loans to fund its operational cash needs.

Off balance sheet arrangements

As of December 31, 2008, Gold Lion had no off balance sheet arrangements.

DIRECTORS AND EXECUTIVE OFFICERS

Upon consummation of the Gold Lion acquisition, Zoom’s board of directors and executive officers shall be as follows:

Directors and Executive Officers	Age	Position / Title

Lei Gu	46	Chairman, Director and Chief Executive Officer

Anthony K. Chan	54	Chief Financial Officer

Frank Manning	60	Director

Augustine Lo	54	Director

Kit H. Choy	40	Director

Chang Shan	50	Director

Lei (Leo) Gu, Chairman of the Board, Director and Chief Executive Officer. Mr. Gu has served as the Chairman of the Board and CEO of Gold Lion since May 2004 and as the Chairman of TCB Digital since July 2007. He worked for CEC Telecom Company Ltd. from 2000 to 2004, joining the company among its first employees and became its COO. CEC Telecom was sold to Qiao Xing Mobile Communication which currently trades on NYSE under the symbol “QXM”. From 1999 to 2000, Mr. Gu was the President of Xin Tian Di Technology Group Company, Ltd. Mr. Gu was Associate Professor at the Beihang University in Beijing, China from 1993 to 1999. He received his Ph.D. degree in engineering from the Beihang University in 1993.

Anthony K. Chan, Chief Financial Officer. Mr. Chan has served as the CFO for Gold Lion since March 2009. Mr. Chan was stationed as an expatriate managing the Beijing headquarters for the Eisenberg Group for four years from 1984. His corporate finance experience in the last 20 years included CEO and CFO positions of public companies in the U.S., and advisory positions of various Chinese entities in the areas of medical equipment, energy, diary products, apparel, and building materials; some of these companies include Beijing Wandong Medical Equipment Company, China Natural Gas Company of Xian, Rodobo International of Harbin and Dehai Cashmere Company of Yinchuan. He holds both MBA and BA degrees from the University of California at Berkeley.

Frank B. Manning, Director. Mr. Manning is a co-founder of Zoom. Mr. Manning has been Zoom’s president, chief executive officer, and a director since May 1977. He has served as Zoom’s chairman of the board since 1986. He earned his BS, MS and Ph.D. degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. From 1998 through late 2006, Mr. Manning was also a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Mr. Manning is the brother of Terry Manning, Zoom’s vice president of sales and marketing. From 1999 to 2005, Mr. Manning was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Manning has been a director of Unity Business Networks, a hosted VoIP service provider, since Zoom’s investment in July 2007.

Augustine Lo, Director. Mr. Lo has been an independent director of Gold Lion since January 2009 and he also serves as the Chairperson of the company’s Audit and Compensation Committees. During the 1970s, Mr. Lo was the Controller of the Disk Drive Division for Qume Corporation. During the 1980s, Mr. Lo worked for Apple International Inc. as the Director of Finance & Administration, overseeing operations in Hong Kong and Japan. In 1989, Mr. Lo formed PacRim Technologies Ltd. with operations in Singapore, Taiwan and China distributing software products including Adobe, Macromedia, Handspring and Umax. PacRim merged into GrandTech of Taiwan in 1999 which later went public in 2001. He remained on GrandTech’s board and headed up its operations in Hong Kong, China, Korea and the Philippines until 2005. Mr. Lo received his MBA and BS degrees from the University of California at Berkeley.

Kit H. Choy, Director. Mr. Choy has been an independent director of Gold Lion since January 2008. Mr. Choy was the Greater China General Manager for Palm Inc. from 2005 to 2008 responsible for marketing and sales of PDA and smart phones in China, Hong Kong and Taiwan. From 2004 to 2005, he was the vice president for Fortune Telecom Limited of Hong Kong with its shares listed on the HKSE. Mr. Choy was the COO for the Holley Telecommunication Company Ltd. of China from 2002 to 2004. Prior to that, he had worked in the capacities of product management and engineering for Nortel Networks from 1997 to 2002, and for Atmel Inc. from 1993 to 1997. Mr. Choy was also a lecturer at San Jose State University in California and City College of San Francisco. He is currently a visiting professor at the Guangzhou University of China. Mr. Choy holds a Bachelor’s degree in electrical engineering and a Master’s degree in computer science from Illinois University, and also an MBA degree from Golden Gate University in San Francisco.

Chang Shan, Director. Mr. Shan has been an independent director of Gold Lion since August 2008. Mr. Shan is currently the President of the China Institute of Geotechnical Investigation and Survey, at which he has been employed since 1998. He is the Chairman of the Board of Directors from 1999 to present, of the China Infrastructure Holdings Ltd., a company in the construction business with a particular emphasis on toll bridges, and has its shares listed on the Singaporean Stock Exchange. Mr. Shan is also a director of the Bank of Tianjin, China since 2007. Mr. Shan holds a Bachelor’s degree in Engineering from the Shanghai Tong Ji University, a Master’s degree in Engineering from the China Academy of Railway Sciences and an EMBA from the Tsinghua University.

Independence of Directors

Upon the closing of the acquisition, our board of directors will consist of Lei (Leo) Gu, Frank B. Manning, Augustine Lo, Kit H. Choy and Chang Shan. Directors Lo, Choy and Shan will be independent directors as such term is defined in the NASDAQ Stock Market Rules, and will meet the independence standards set forth in Rule 10A-3 of the Exchange Act.

Board Committees

Upon the completion of the acquisition, Zoom expects its audit committee and compensation committee to consist solely of independent directors as such term is defined in the NASDAQ Stock Market Rules, and with respect to its audit committee members, to meet the independence standards set forth in Rule 10A-3 of the Exchange Act.

Zoom’s audit committee and compensation committee will consist of all three independent directors, with Director Lo serving as the “financial expert” and Chairperson of the audit committee, and also Chairperson of the compensation committee.

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis

Overview

The following is a discussion of Gold Lion’s program for compensating its executives. As of April 2009, Gold Lion has formed a compensation committee comprising of three independent directors and this committee is responsible for determining the compensation of the company’s executive officers and directors on a going forward basis.

Compensation Program Objectives and Philosophy

The primary goals of Gold Lion’s policy of executive compensation are to attract and retain the most talented and dedicated executives possible, to assure that its executives are compensated effectively in a manner consistent with its strategy and competitive practice and to align executives compensation with the achievement of Gold Lion’s short-term and long-term business objectives.

 Gold Lion’s board of directors considers a variety of factors in determining compensation of executives, including their particular background and circumstances, such as their training and prior relevant work experience, their success in attracting and retaining savvy and technically proficient managers and employees, increasing its revenues, broadening its product line offerings, managing its costs and otherwise helping to lead the company through a period of rapid growth.

Upon completion of the Gold Lion acquisition, Zoom expects that its board of directors will form a compensation committee charged with the oversight of executive compensation plans, policies and programs of the company and with the full authority to determine and approve the compensation of its chief executive officer and make recommendations with respect to the compensation of its other executive officers. It is expected that the compensation committee will continue to follow the general approach to executive compensation that Gold Lion has followed to date, rewarding superior individual and company performance with commensurate cash compensation.

Elements of Compensation

Gold Lion’s compensation program for its named executive officers consists of two elements: base salary and bonus. The base salary provided is intended to equitably compensate the named executive officers based upon their level of responsibility, complexity and importance of role, leadership and growth potential, and experience. Gold Lion offers bonuses as a vehicle by which the named executive officers can earn additional compensation depending on individual, business unit and company performance. Gold Lion did not provide any other type of compensation to its named executive officers in 2008.

Base Salary. Gold Lion’s named executive officers receive base salaries commensurate with their roles and responsibilities. Subject to any applicable employment agreements, base salaries and subsequent adjustments, if any, are reviewed and approved by Gold Lion’s board of directors annually, based on an informal review of relevant market data and each executive’s performance for the prior year, as well as each executive’s experience, expertise and position. The base salaries paid to the named executive officers in 2008 are reflected in the Summary Compensation Table below.

Incentive Bonus. Gold Lion’s named executive officers are eligible for an annual performance-based cash bonus in accordance with the company’s unwritten incentive bonus plan. Gold Lion provides this bonus opportunity as a way to attract and retain highly skilled and experienced executive officers and to motivate them to achieve annual corporate, departmental and individual goals which consist of various revenue, cost and operational targets established by the board of directors. The bonus amounts are determined following the end of the fiscal year based on Gold Lion’s performance and the performance of its executives. The bonus amounts paid to the named executive officers in 2009 are reflected in the Summary Compensation Table below.

Stock-Based Awards under the Equity Incentive Plan

Historically, Gold Lion has not granted equity awards as a component of compensation, and presently does not have an equity-based incentive program. After the completion of the Gold Lion acquisition, Zoom will likely adopt and establish an equity incentive plan pursuant to which equity awards may be granted to eligible employees, including each of Gold Lion’s named executive officers, if Zoom’s board of directors determines that it is in the best interest of the company and its stockholders to do so.

Retirement Benefits

Currently, Gold Lion does not provide any company sponsored retirement benefits to any employee, including the named executive officers.

Perquisites

Historically, Gold Lion has provided certain of its named executive officers with minimal perquisites and other personal benefits. Gold Lion does not view perquisites as a significant element of its compensation structure, but believes that perquisites can be useful in attracting, motivating and retaining the executive talent for which the company competes. It is expected that historical practices regarding perquisites will continue and will be subject to periodic review by Zoom’s board of directors.

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the following persons for services performed for Gold Lion and its subsidiaries during 2008 in all capacities.

Name	Principal Position	Salary ($)	Bonus($)	Stocks Awards($)	Options Awards($)
Gu Lei	Chairman & CEO	US$0	—	—	—
Yin Zuohua	General Manager of TCB Digital	US$28,300	—	—	—
Wang Shancheng	General Manager of Jiangsu Leimone	US$31,100	—	—	—
Feng Kai	Director of Sales	US$6,900	—	—	—

Bonuses and Deferred Compensation

Gold Lion does not have any bonus, deferred compensation or retirement plan. Gold Lion does not have a compensation committee. All decisions regarding compensation are determined by its entire board of directors.

Stock Option and Stock Appreciation Rights

Gold Lion does not currently have a stock option plan or stock appreciation rights plan. No stock options or stock appreciation rights were awarded during the fiscal year ended December 31, 2008.

Director Compensation

Historically, Gold Lion has not paid its directors fees for attending scheduled and special meetings of its board of directors. In the future, Gold Lion may adopt a policy of paying independent directors a fee for their attendance at board and committee meetings. Gold Lion does reimburse directors for reasonable travel expenses related to attendance at board of director meetings.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

See Note 17 – Related Party Balance and Transactions, of the accompanying Notes to Gold Lion’s financial statements for a description of its related party transactions.

Review, Approval or Ratification of Transactions with Related Persons

Gold Lion has not adopted procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case-by-case basis.

BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Zoom

The following table sets forth certain information regarding beneficial ownership of Zoom’s common stock as of April 1, 2009, (a) by each person or group of affiliated persons known by Zoom to own beneficially 5% or more of its common stock, (b) by each of Zoom’s current officers or directors and (c) by all such executive officers and directors as a group.

As of April 1, 2009, there were a total of 1,959,378 shares of common stock issued and outstanding. Zoom believes that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

	Common Stock
Name and Address of Beneficial Owner (1)	Number	Percent

Frank B. Manning (2)(3)	157,249	8.03%

Peter R. Kramer (4)	137,996	7.04%

Bernard Furman (5)	12,800	*

J. Ronald Woods (6)	8,400	*

Joseph J. Donovan (7)	7,200	*

Robert A. Crist (8)	14,000	*

Deena Randall (9)	17,500	*

Terry Manning (3)(10)	33,342	1.70%

All directors and executive officers as a group (9 persons)	397,237	20.27%

———————

*

Less than 1% of our outstanding shares of common stock.

(1)

Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Zoom Technologies, Inc., 207 South Street, Boston, MA 02111.

(2)

Includes 32,000 shares that Mr. Frank B. Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009. Includes 673 shares held by Mr. Frank B. Manning's daughter, as to which he disclaims beneficial ownership.

(3)

Terry Manning and Frank B. Manning are brothers.

(4)

Includes 20,800 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

(5)

Includes 7,200 shares the Mr. Furman has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

(6)

Includes 7,200 shares that Mr. Woods has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

(7)

Includes 7,200 shares the Mr. Donovan has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

(8)

Includes 14,000 shares that Mr. Crist has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

(9)

Includes 17,500 shares that Ms. Randall has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

(10)

Includes 14,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

(11)

Includes an aggregate of 119,900 shares that the current Directors and named executive officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after

April 1, 2009. Also includes an additional 8,750 shares that executive officers not listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 1, 2009.

Security Ownership of Gold Lion

The following table sets forth certain information regarding beneficial ownership of Gold Lion shares as of May 1, 2009. As of May 1, 2009, there are 1,000 shares of common stock issued and outstanding and none of other types of securities issued and outstanding. These 1,000 shares represent all of the ownership of Gold Lion.

	Common Stock
Name and Address of Beneficial Owner (1)	Shares	Percent

Lei Gu	706	70.6%
Songtao Du	294	29.4%

———————

(1)

Unless otherwise indicated, the address for each stockholder listed in the above table is c/o Gold Lion Holding Ltd., No.6 Zhongguancun South Street, Suite 608, Haidian District, Beijing, China 100086.

Security Ownership of Zoom after the Acquisition

The following table sets forth information with respect to the beneficial ownership of Zoom’s common stock immediately after the consummation of the Gold Lion acquisition by each person who is expected to beneficially own more than 5% of Zoom’s common stock and each post-acquisition officer, each post-acquisition director and all post-acquisition officers and directors as a group.

Common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner (1)	Common stock if Zoom acquires Gold Lion (and not the additional 28.97% interest in TCB Digital) and does not issue the NASDAQ Additional Consideration Shares		Common stock if Zoom acquires and the additional 28.97% interest in TCB Digital, and does not issue the NASDAQ Additional Consideration Shares		Zoom acquires Gold Lion (and not the additional 28.97% interest in TCB Digital) and issues the NASDAQ Additional Consideration Shares		Zoom acquires Gold Lion and the additional 28.97% interest in TCB Digital, and issues the NASDAQ Additional Consideration Shares
	Number	Percent	Number	Percent	Number	Percent	Number	Percent

Lei Gu	2,983,005	48.2%	5,385,581	62.7%	4,107,818	52.8%	7,416,342	66.9%
Anthony K. Chan	0	—	0	—	0	—	0	—
Frank Manning	157,249	2.5%	157,249	1.8%	157,249	2.0%	157,249	1.4%
Augustine Lo	0	—	0	—	0	—	0	—
Kit H. Choy	0	—	0	—	0	—	0	—
Chang Shan	0	—	0	—	0	—	0	—
All directors and executive officers as a group (of 6 persons)	3,140,254	50.8%	5,542,830	64.5%	4,265,067	54.8%	7,573,591	68.3%

———————

*

Less than 1% of our outstanding shares of common stock.

(1)

Unless otherwise indicated, the address for each stockholder listed in the above table is c/o Gold Lion Holding Ltd., No.6 Zhongguancun South Street, Suite 608, Haidian District, Beijing, China 100086.

DESCRIPTION OF ZOOM’S COMMON STOCK

The following description summarizes the material terms and provisions of Zoom’s common stock. The following summary description of the common stock is based on the provisions of Zoom’s Certificate of Incorporation and Bylaws, which are incorporated herein by reference and the applicable provisions of Delaware General Corporation Law. This information is only a summary and is qualified in its entirety by reference to Zoom’s Certificate of Incorporation and Bylaws and the applicable provisions of Delaware General Corporation Law.

Zoom is authorized to issue 25,000,000 shares of common stock. As of April 1, 2009, there were outstanding:

•

1,959,378 shares of common stock outstanding;

•

429,900 shares issuable upon the exercise of options issued pursuant to our current stock option plans; and

•

595,689 shares issuable upon the exercise of options available for future grant under our stock option plans.

The holders of Zoom’s common stock are entitled to receive dividends out of legally available assets at such times and in such amounts as Zoom’s Board of Directors may from time to time determine. Each stockholder is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized.

Zoom’s common stock is not subject to conversion or redemption and holders of Zoom’s common stock are not entitled to preemptive rights. Upon the liquidation, dissolution or winding up of the company, the remaining assets legally available for distribution to stockholders, after payment of claims or creditors, are distributable ratably among the holders of the common stock outstanding at that time. Each outstanding share of common stock is fully paid and nonassessable.

Anti-Takeover Effects of Provisions of Delaware Law

Provisions of Delaware law and Zoom’s Certificate of Incorporation, as amended, and Bylaws could make the acquisition of Zoom through a tender offer, a proxy contest or other means more difficult and could make the removal of incumbent officers and directors more difficult. Zoom’s expects these provisions to discourage coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the company to first negotiate with Zoom’s Board of Directors. Zoom’s believes that the benefits provided by its ability to negotiate with the proponent of an unfriendly or unsolicited proposal outweigh the disadvantages of discouraging these proposals. Zoom’s believes the negotiation of an unfriendly or unsolicited proposal could result in an improvement of its terms.

Anti-Takeover Effects of Provisions of Zoom’s Charter Documents

Zoom’s Bylaws do not permit stockholders to call a special meeting of stockholders. Zoom’s Bylaws provide that special meetings of the stockholders may be called only by a majority of the members of the Board of Directors or Zoom’s President. Zoom’s Bylaws require that all stockholder actions be taken by a vote of the stockholders at an annual or special meeting, and do not permit stockholders to act by written consent without a meeting. Zoom’s Bylaws provide for an advance notice procedure for stockholder proposed nominations of persons for election to the Board of Directors. At an annual meeting, stockholders may only consider nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors. Zoom’s Bylaws may have the effect of precluding the conduct of business at a meeting if the proper procedures are not followed. These provisions may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer's own slate of directors or otherwise attempting to obtain control of the company.

Listing

Zoom’s common stock is listed on the NASDAQ Capital Market under the symbol “ZOOM.”.

Transfer Agent

The transfer agent for the common stock is Computershare located at 1745 Gardena Avenue, Glendale CA 91204.

STOCKHOLDER PROPOSALS

If the acquisition is consummated, Zoom’s 2009 annual meeting of stockholders will be held on or about [•], 2009, unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2009 annual meeting, you need to provide it to us by no later than [•], 2009. You should direct any proposals to Zoom’s secretary at its principal office.

WHERE YOU CAN FIND MORE INFORMATION

Zoom file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Zoom with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. Zoom files reports, proxy statements and other information electronically with the SEC. You may access information on Zoom at the SEC web site containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes or exhibits to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex or exhibit to this document.

All information contained in this proxy statement relating to Zoom has been supplied by Zoom, and all such information relating to Gold Lion or TCB Digital has been supplied by Gold Lion or TCB Digital.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the acquisition by contacting Zoom at the following address or telephone number:

[______]

Telephone: [______]

Attention: [______]

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2009.

ANNEX A

SHARE EXCHANGE AGREEMENT

BY AND AMONG

ZOOM TECHNOLOGIES, INC.

AND

ZOOM TELEPHONICS, INC.

AND

LEI GU

AND

GOLD LION HOLDING LIMITED

AND

TIANJIN TONG GUANG GROUP

DIGITAL COMMUNICATION CO., LTD

Dated: January 28, 2009

INDEX OF ATTACHMENTS

ANNEX

ANNEX I

Definitions

EXHIBITS

EXHIBIT A

Form of Separation Agreement

EXHIBIT B

Form of Lock-Up and Voting Agreement

EXHIBIT C

Form of Founder Lock-Up Agreement

EXHIBIT D

Form of License Agreement

EXHIBIT E

Form of Separation Agreement and General Release

EXHIBIT F

Form of Opinion of Cozen O’Connor

SCHEDULES

SCHEDULE 1

Schedule of Leimone Companies

SCHEDULE 2

Seller Party Disclosure Schedule

SCHEDULE 3

Zoom Disclosure Schedule

SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT, dated as of January 28, 2009 (this “Agreement”), by and among ZOOM TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware, USA (“Zoom”), ZOOM TELEPHONICS, INC., a corporation incorporated in the State of Delaware, USA (“Zoom Telephonics”), LEI GU, a citizen of the PRC (“Gu”), GOLD LION HOLDING LIMITED, a company organized and existing under the laws of the British Virgin Islands (“Gold Lion”) and TIANJIN TONG GUANG GROUP DIGITAL COMMUNICATION CO., LTD, a company organized under the laws of the PRC (“TCB Digital”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in Annex I hereto.

RECITALS

WHEREAS, Zoom Telephonics is the wholly owned Subsidiary of Zoom;

WHEREAS, Zoom desires to contribute, distribute or otherwise transfer all of its current and future assets and liabilities related to the Zoom Legacy Business to Zoom Telephonics;

WHEREAS, immediately following the Zoom Separation, Zoom desires to issue a dividend to its stockholders of record as of the Closing Date consisting of 100% of the issued and outstanding capital stock of Zoom Telephonics;

WHEREAS, Gu owns 70.6% of the outstanding capital stock of Gold Lion;

WHEREAS, Gold Lion owns 100% of the outstanding capital stock of Jiansu Leimone Electronics Co., Ltd., a foreign investment enterprise organized under the laws of the PRC (“Jiansu Leimone”);

WHEREAS, Jiansu Leimone owns 51.03% of the outstanding capital stock of TCB Digital;

WHEREAS, Gold Lion desires to exchange the outstanding capital stock of Jiansu Leimone for common stock of Zoom in order to gain access to the U.S. capital markets and obtain a listing on the NASDAQ Capital Market;

WHEREAS, immediately following the Zoom Separation and Distribution, Zoom desires to acquire the outstanding capital stock of Jiansu Leimone in exchange for the issuance by Zoom to Gold Lion of 4,225,219 shares of Zoom common stock (the “Share Exchange”), subject to the upward adjustment described in this Agreement;

WHEREAS, the Share Exchange is intended to constitute a tax-free reorganization under Section 368 of the Code, or such other tax free reorganization exemptions that may be available under the Code;

WHEREAS, Gu holds an option indirectly through Hebei Leimone Technology Co., Ltd. (the “TCB Option”) to acquire 28.97% of the outstanding capital stock of TCB Digital (the “TCB Option Shares”);

WHEREAS, Zoom desires to provide Gu the option to exchange the TCB Option Shares for the issuance by Zoom to Gold Lion of 2,402,576 shares of Zoom common stock, subject to the upward adjustment described in this Agreement;

WHEREAS, Gu owns, directly or indirectly, shares of Spread Bridge, Zhejiang Leimone, He Bei Lei Ming Digital, Shanghai Leimone, and Leimone Culture (the “Leimone Companies”);

WHEREAS, Gu owns, directly or indirectly, the number of shares of outstanding common stock of each of the Leimone Companies (the “Leimone Shares”) as set forth on Schedule 1;

WHEREAS, Zoom desires to have an option to purchase Gu’s ownership interest in the Leimone Companies as set forth on Schedule 1; and

WHEREAS, in connection with the Share Exchange, TCB Digital desires to license certain intellectual property from Zoom Telephonics;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1

SHARE EXCHANGE; DISTRIBUTION

Section 1.1

Share Exchange. Upon the terms and subject to the conditions hereof, at the Closing, Gold Lion shall sell, transfer, convey, assign and deliver to Zoom free and clear of all Liens, all of the right, title and interest of Gold Lion in and to 100% of the outstanding capital stock of Jiansu Leimone, which owns 51.03% of the issued and outstanding capital stock of TCB Digital (the “JL Shares”) and Zoom shall be entitled to purchase from Gu, shares of common stock owned by Gu of each of the Leimone Companies (the “Purchase Option”) at the Option Price as defined in Section 1.3 below. In exchange for such JL Shares and the Purchase Option, Zoom shall sell, issue and deliver to Gold Lion or its designees free and clear of all Liens, 4,225,219 shares of Zoom common stock in accordance with this Article 1.

Section 1.2

Equity Payment.

(a)

Upon the terms and subject to the conditions hereof, at the Closing, Zoom shall issue and deliver to Gold Lion or its designees 4,225,219 shares of Zoom common stock (the “Equity Payment”).

(b)

The number of shares issuable pursuant to the Equity Payment to Gold Lion or its designees shall be increased to 5,818,439 shares of Zoom common stock if either: (i) as of the date of the Stockholder Approval, Zoom’s common stock is not listed on the NASDAQ Capital Market or (ii) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the Closing of the Share Exchange; provided that these additional shares would not be issuable if TCB Digital’s net income after tax is less than $2.7 million for the year ended December 31, 2008 or if TCB Digital does not deliver to Zoom its final audited financial statements (including balance sheets, related consolidated statements of income, cash flow, and stockholders’ equity for the respective periods then ended, including all footnotes) for the years ended December 31, 2008 and 2007, in compliance with U.S. GAAP and in compliance with SEC regulations, on or before March 31, 2009.

Section 1.3

Option Price. Zoom will have the option, during the specified period set forth in Schedule 1 for each Leimone Company (the “Option Period”), to purchase the shares owned by Gu of such Leimone Company at the option price (the “Option Price”), which is the greater of either (i) a minimum set price (the “Minimum Purchase Price”) multiplied by the percentage ownership being purchased by Zoom or (ii) the price calculated by multiplying (X) a company-specific multiple (the “Purchase Option Multiple”) by (Y) the percentage ownership being purchased by Zoom by (Z) such Leimone Company’s trailing four quarters’ net income after tax, as determined in accordance with U.S. GAAP. Schedule 1 sets forth for each of the Leimone Companies, the Option Period, the Minimum Purchase Price, and the Purchase Option Multiple.

(a)

Quarterly Financial Statements. For the purpose of calculating the quarterly net income after tax set forth in Section 1.3(ii)(Z), the quarterly net income of each of the Leimone Companies shall be determined in accordance with U.S. GAAP. For each Leimone Company for which the Option Period commences during 2009, Gu shall cause such Leimone Company to provide Zoom with unaudited financial statements for such entities in accordance with U.S. GAAP for the year ended December 31, 2008 and the quarter ended March 31, 2009, no later than June 30, 2009, and, thereafter, with unaudited financial statements using U.S. GAAP and evidencing the quarterly net income no later than 45 days after the close of each fiscal quarter, beginning with the quarter ending June 30, 2009. For each Leimone Company for which the Option Period commences during 2010, Gu shall cause such Leimone Company to provide Zoom with unaudited financial statements for such entities in accordance with U.S. GAAP for the year ended December 31, 2009 and the quarter ended March 31, 2010, no later than June 30, 2010, and, thereafter, with unaudited financial statements using U.S. GAAP and evidencing the quarterly net income no later than 45 days after the close of each fiscal quarter, beginning with the quarter ending June 30, 2010. The obligation to provide financial statements for the Leimone Companies pursuant to this Section 1.3(a) shall terminate with respect to each Leimone Company upon the earlier of (i) the exercise by Zoom of its Purchase Option with respect to such Leimone Company and (ii) the end of the Option Period with respect to such Leimone Company.

(b)

Past Financial Statements. Gu agrees that if Zoom exercises its Purchase Option with respect to any of the Leimone Companies, he will cause such Leimone Company to provide Zoom with financial statements with respect to such Leimone Company as required by Zoom to complete any required SEC filings in connection with the exercise of the Purchase Option in form and substance reasonably satisfactory to Zoom and as required by the SEC.

Section 1.4

Option Payment. If Zoom elects to exercise its Purchase Option with respect to any of the Leimone Companies, Zoom may pay the Option Price, at Zoom’s sole discretion, in cash, with Zoom common stock, or a combination thereof. If Zoom chooses to pay all or a portion of the Option Price with Zoom common stock, such common stock shall be valued at the Fair Market Value as determined on the date on which Zoom delivers the Option Price to Gu or his designee.

Section 1.5

Leimone Company Purchase Agreement. In connection with each purchase of Gu’s shares pursuant to Zoom’s exercise of its Purchase Option rights hereunder, Gu agrees to enter into, and cause each Leimone Company for which Zoom has exercised its Purchase Option rights to enter into, a purchase agreement on terms and conditions substantially similar to the relevant terms and conditions set forth herein.

Section 1.6

TCB Option Shares. If Gu through Hebei Leimone Technology Co., Ltd. exercises the TCB Option, Gu or his designee shall have the option to exchange the TCB Option Shares for the issuance by Zoom to Gold Lion or its designees of 2,402,576 shares of Zoom common stock, which are free and clear of all Liens. The number of shares issuable to Gold Lion or its designees for the TCB Option Shares shall be increased to 3,308,524 shares of Zoom common stock if either: (i) as of the date of the Stockholder Approval, Zoom’s common stock is not listed on the NASDAQ Capital Market or (ii) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the Closing of the Share Exchange; provided that these additional shares would not be issuable if TCB Digital’s net income after tax is less than $2.7 million for the year ended December 31, 2008 or if TCB Digital does not deliver to Zoom its final audited financial statements (including balance sheets, related consolidated statements of income, cash flow, and stockholders’ equity for the respective periods then ended, including all footnotes) for the years ended December 31, 2008 and 2007, in compliance with U.S. GAAP and in compliance with SEC regulations, on or before March 31, 2009.

Section 1.7

Separation Agreement. No later than February 27, 2009, Zoom and Zoom Telephonics will execute the Separation Agreement, in substantially the form attached as Exhibit A hereto, as may be further amended by agreement among Zoom, Zoom Telephonics and TCB Digital, pursuant to which Zoom will agree to contribute, distribute or otherwise transfer all of its current and future assets and liabilities related to the Zoom Legacy Business to Zoom Telephonics (the “Zoom Separation”) immediately prior to the Closing of the Distribution and Share Exchange.

Section 1.8

Dividend. Immediately following the Zoom Separation and immediately prior to the Closing of the Share Exchange, Zoom will issue a dividend to its stockholders of record as of the Closing Date consisting of 100% of the issued and outstanding capital stock of Zoom Telephonics (the “Distribution”).

Section 1.9

Zoom Options. At the Closing, Zoom shall take all required actions such that each then outstanding option to purchase shares of Zoom common stock (the “Zoom Options”), whether or not exercisable at the Closing Date and regardless of the respective exercise prices thereof, will be modified such that any vesting provision provided in such options that requires the continued service of the holder to Zoom or its Subsidiaries to vest shall thereafter continue to vest in accordance with the vesting schedule included in such option without the need for the holder to continue to provide service to Zoom or its Subsidiaries. As soon as reasonably practicable after the Closing, Zoom will use all reasonable efforts to issue to each Person who holds a Zoom Option a document evidencing the foregoing modification.

Section 1.10

Signing Consideration Shares. Upon the delivery by the Seller Parties of a signed copy of this Agreement to Zoom, Zoom shall authorize the issuance and delivery within three (3) business days, to Gold Lion or its designee(s) certificate(s) representing the right, title and interest in and to the Signing Consideration Shares, free and clear of all Liens.  When issued, the Signing Consideration Shares shall be duly authorized, validly issued, fully paid and nonassessable. Gold Lion and any of its designees who receive Signing Consideration Shares shall be entitled to retain the Signing Consideration Shares even in the event that this Agreement is terminated prior to Closing. The Signing Consideration Shares are in addition to, and not to be deducted from, the Equity Payment or any other consideration provided for herein.

ARTICLE 2

THE CLOSING

Section 2.1

Closing. The Closing (the “Closing”) of the Share Exchange, Distribution and the other transactions contemplated hereby, other than transactions related to the exercise of the Purchase Option and the TCB Option (the “Transactions”), shall take place at the offices of Cozen O’Connor at The Army and Navy Club Building, 1627 I Street, NW, Suite 1100, Washington, DC 20006 commencing at 10:00 a.m. local time on the third business day following the satisfaction or waiver of all conditions and obligations of the Parties to consummate the Transactions contemplated hereby (other than conditions and obligations with respect to the actions that the respective Parties will take at Closing), or on such other date and at such other time as the Parties may mutually determine in writing (the “Closing Date”).

Section 2.2

Deliveries of the Parties. At the Closing, (i) the Seller Parties (directly and/or through its nominees) shall deliver to Zoom (a) the various certificates, opinions, instruments, agreements and documents referred to in Section 10.2 below and (b) a certificate representing the right, title and interest in and to the JL Shares, free and clear of all Liens, and (ii) Zoom and Zoom Telephonics shall deliver to the Seller Parties (a) the various certificates, opinions, instruments, agreements and documents referred to in Section 10.1 below and (b) a certificate representing the right, title and interest in and to the Equity Payment, free and clear of all Liens.

Section 2.3

Further Assurances. Subject to the terms and conditions of this Agreement, at any time or from time to time after the Closing, each of the Parties hereto shall execute and deliver such other documents and instruments, provide such materials and information and take such other actions as may reasonably be necessary, proper or advisable, to the extent permitted by Law, to fulfill its obligations under this Agreement and to effectuate and consummate the Transactions.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF GOLD LION AND TCB DIGITAL

Subject to the exceptions set forth in the Disclosure Schedule of Gold Lion and TCB Digital attached hereto as Schedule 2 (the “Seller Party Disclosure Schedule”), Gold Lion and TCB Digital (the “Seller Parties”), jointly and severally, represent and warrant to Zoom as of the date hereof and as of the Closing as follows:

Section 3.1

JL Shares.

(a)

Good Title. Gold Lion owns 100% of the outstanding capital stock of Jiansu Leimone and is the registered and beneficial owner of the JL Shares and has good and marketable title to the JL Shares, with the right and authority to sell and deliver such JL Shares. Jiansu Leimone owns 51.03% of the registered capital stock of TCB Digital. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of Zoom as the new owner of such JL Shares in the share register of Jiansu Leimone, Zoom will receive good title to such JL Shares, free and clear of all Liens.

(b)

Capital Structure. The registered capital of each of Jiansu Leimone and TCB Digital and the total number of shares and type of all authorized, issued and outstanding capital stock of each of Jiansu Leimone and TCB Digital and all shares of capital stock of each of Jiansu Leimone and TCB Digital reserved for issuance under various option and incentive plans of Jiansu Leimone or TCB Digital, are set forth in Section 3.1(b) of the Seller Party Disclosure Schedule. Except as set forth in Section 3.1(b) of the Seller Party Disclosure Schedule: (i) no shares of capital stock or other voting securities of Jiansu Leimone or TCB Digital are issued, reserved for issuance or outstanding; (ii) all outstanding shares of the capital stock of Jiansu Leimone and TCB Digital are duly authorized, validly issued, fully paid and nonassessable and are not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Jiansu Leimone Constituent Instruments or TCB Digital Constituent Instruments or any Contract to which any of the Seller Parties are a party or otherwise bound; (iii) there are no bonds, debentures, notes or other indebtedness of Jiansu Leimone or TCB Digital having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of the shares of capital stock of Jiansu Leimone or TCB Digital may vote (“Voting TCB Debt”); (iv) there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Jiansu Leimone or TCB

Digital is a party or is bound (A) obligating Jiansu Leimone or TCB Digital to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Jiansu Leimone or TCB Digital or any Voting TCB Debt, (B) obligating Jiansu Leimone or TCB Digital to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (C) giving any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of Jiansu Leimone or TCB Digital; and (v) as of the date of this Agreement, there are no outstanding contractual obligations of Jiansu Leimone or TCB Digital to repurchase, redeem or otherwise acquire any shares of Jiansu Leimone or TCB Digital capital stock.

Section 3.2

Organization and Standing.  Each of Jiansu Leimone and TCB Digital is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of Jiansu Leimone and TCB Digital is duly qualified to do business in each of the jurisdictions in which property owned, leased or operated by it or the nature of the business which it conducts requires qualification, except where the failure to so qualify would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each of Jiansu Leimone or TCB Digital has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now being conducted. The Seller Parties have delivered to Zoom true and complete copies of the Jiansu Leimone Constituent Instruments and the TCB Digital Constituent Instruments.

Section 3.3

Authority; Execution and Delivery; Enforceability; Control Status. The Seller Parties each have the authority to execute and deliver this Agreement and the Transaction Documents and to consummate the Transactions contemplated hereby and thereby. Each of this Agreement and the Transaction Documents has been duly executed and delivered by the Seller Parties, as applicable, and assuming due execution thereof by Zoom, constitutes the valid, binding, and enforceable obligation of such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 3.4

Subsidiaries.  Section 3.4 of the Seller Party Disclosure Schedule lists, as of the date hereof, all Subsidiaries of TCB Digital and indicates as to each, the type of entity, its jurisdiction of organization and its stockholders or other equity holders. Except as set forth in Section 3.4 of the Seller Party Disclosure Schedule, TCB Digital does not directly or indirectly own any other equity or similar interest in, or any interest convertible or exchangeable or exercisable for any corporation, partnership, joint venture or other business association or entity. Except as set forth in Section 3.4 of the Seller Party Disclosure Schedule, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any Subsidiaries of TCB Digital or otherwise obligating any Subsidiaries TCB Digital to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities.

Section 3.5

No Conflicts.  Except as set forth in Section 3.5 of the Seller Party Disclosure Schedule, the execution and delivery of this Agreement or any of the Transaction Documents contemplated hereby and the consummation of the Transactions and compliance with the terms hereof and thereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the assets and properties of TCB Digital under (a) any provision of: (i) any charter documents of TCB Digital or (ii) any TCB Digital Material Contract (as defined in Section 3.17(a) herein) to which TCB Digital is a party or to or by which it (or any of its assets and properties) is subject or bound; (b) subject to the filings and other matters referred to in Section 3.6, any material Judgment or Law applicable to TCB Digital or its properties or assets; (c) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Permit applicable to TCB Digital; (d) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any Contract to which TCB Digital is a party; or (e) cause any of the assets owned by TCB Digital to be reassessed or revalued by any Governmental Authority, except in the case of clauses (a)(ii), (b), (c), (d) and (e) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on TCB Digital.

Section 3.6

Consents and Approvals.  Except as set forth in Section 3.6 of the Seller Party Disclosure Schedule, no consent, approval, license, permit, order or authorization of, or registration, declaration or filing with (“Consent”), or permit from any third party or any Governmental Authority is required to be obtained or made by or with respect to any of the Seller Parties in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, except for (a) such Consents as may be required under applicable state securities laws and the securities laws of any foreign country; and (b) such other Consents which, if not obtained or made, would not have a Material Adverse Effect on the Seller Parties and would not prevent, or materially alter or delay, any of the Transactions contemplated by this Agreement.

Section 3.7

Financial Statements.

(a)

TCB Digital has delivered to Zoom audited financial statements (including balance sheets, related consolidated statements of income, cash flow and stockholders’ equity for the respective years then ended) for the fiscal years ended December 31, 2006 and 2007, and U.S. GAAP reviewed interim financial statements (including balance sheets, related consolidated statements of income, cash flow and stockholders’ equity for the respective periods then ended) for the periods ended June 30, 2007 and June 30, 2008, in each case, prepared in accordance with U.S. GAAP and the rules and regulations of the SEC applied on a consistent basis throughout the periods indicated (collectively, the “TCB Financial Statements”). The TCB Financial Statements shall fairly present, in all material respects, the financial condition and operating results, change in stockholders’ equity and cash flow of TCB Digital as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal year-end audit adjustments), and will be accompanied by an unqualified opinion of a registered independent public accounting firm reasonably acceptable to Zoom. Notwithstanding the foregoing, the firm of Goldman Parks Kurland Mohidin LLP (“GPKM”) is hereby considered to be acceptable to all of the parties. Except as disclosed in the TCB Financial Statements or in Section 3.7(a) of the Seller Party Disclosure Schedule, TCB Digital does not have any material liabilities or obligations, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to December 31, 2007, and (b) obligations under contracts and commitments incurred in the ordinary course of business and not required under U.S. GAAP to be reflected in the TCB Financial Statements, which, in both cases, individually and in the aggregate would not be reasonably expected to result in a Material Adverse Effect.

(b)

Section 3.7(b) of the Seller Party Disclosure Schedule lists, and Seller Parties have made available to Zoom, copies of the documents creating or governing TCB Digital’s Off-Balance Sheet Arrangements, if any.

Section 3.8

Absence of Certain Changes or Events. Except as disclosed in the TCB Financial Statements or in Section 3.8 of the Seller Party Disclosure Schedule, from December 31, 2007 to the date of this Agreement, TCB Digital has conducted its business only in the ordinary course and during such period there has not been:

(a)

any change in the assets, liabilities, financial condition or operating results of TCB Digital, except changes in the ordinary course of business that have not caused, in the aggregate, a Material Adverse Effect on TCB Digital;

(b)

any damage, destruction or loss to, or any material interruption in the use of, any of the assets of TCB Digital (whether or not covered by insurance) that has had or could reasonably be expected to have a Material Adverse Effect on TCB Digital;

(c)

any waiver or compromise by TCB Digital of a materially valuable right or of a material debt owed to it;

(d)

any satisfaction or discharge of any Lien, claim or encumbrance, or payment of any obligation by TCB Digital, except in the ordinary course of business and the satisfaction or discharge of which would not have a Material Adverse Effect on TCB Digital;

(e)

any material change to a TCB Digital Material Contract by which TCB Digital or any of its respective assets is bound or subject;

(f)

any mortgage, pledge, transfer of a security interest in, or Lien created by TCB Digital, with respect to any of its material properties or assets, except Liens for taxes not yet due or payable and Liens that arise in the ordinary course of business and do not materially impair such entity’s ownership or use of such property or assets;

(g)

any loans or guarantees made by TCB Digital to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(h)

any alteration of TCB Digital’s method of accounting, accounting practice or the identity of its auditors other than to comply with U.S. GAAP or the applicable SEC rules;

(i)

any declaration, accrual, set aside or payment of dividend or any other distribution of cash or other property in respect of any shares of capital stock of TCB Digital or any purchase, redemption or agreements to purchase or redeem by TCB Digital of any shares of capital stock or other securities;

(j)

any sale, issuance or grant, or authorization of the issuance of equity securities of TCB Digital, except pursuant to existing stock option plans of TCB Digital;

(k)

any amendment to TCB Digital Constituent Instruments, any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction involving TCB Digital;

(l)

any creation of any Subsidiary of TCB Digital or acquisition by TCB Digital of any equity interest or other interest in any other Person;

(m)

any material Tax election by TCB Digital;

(n)

any commencement or settlement of any Actions (as defined below) by TCB Digital; or

(o)

any negotiations, arrangement or commitment by TCB Digital to do any of the things described in this Section 3.8.

Section 3.9

No Undisclosed Liabilities.  Except as set forth in Section 3.9 of the Seller Party Disclosure Schedule, TCB Digital has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent, including any obligations to issue capital stock or other securities of TCB Digital) due after the date hereof in excess of $100,000, other than (a) those set forth or adequately provided for in the Balance Sheet included in the TCB Financial Statements (the “TCB Balance Sheets”); (b) those incurred in the ordinary course of business and not required to be set forth in the TCB Balance Sheets under U.S. GAAP; (c) those incurred in the ordinary course of business since the TCB Balance Sheets date and not reasonably likely to result in a Material Adverse Effect on TCB Digital; and (d) those incurred in connection with the execution of this Agreement.

Section 3.10

Litigation.  Except as set forth in Section 3.10 of the Seller Party Disclosure Schedule, there is no private or governmental action, suit, inquiry, notice of violation, claim, arbitration, audit, proceeding (including any partial proceeding such as a deposition) or investigation (“Action”) pending or threatened in writing against or affecting the Seller Parties, any of TCB Digital’s officers or directors (in their capacities as such) or any of the Seller Parties’ properties, before or by any Governmental Authority which (a) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or (b) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on any of the Seller Parties. Except as set forth in Section 3.10 of the Seller Party Disclosure Schedule, there is no Judgment imposed upon any of the Seller Parties or TCB Digital’s officers and directors (in their capacities as such) that would prevent, enjoin, alter or materially delay any of the Transactions contemplated by this Agreement or that would reasonably be expected to have a Material Adverse Effect on any of the Seller Parties. None of the Seller Parties, nor any director or officer of TCB Digital (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under the securities laws of any Governmental Authority or a claim of breach of fiduciary duty.

Section 3.11

Title to Properties.

(a)

Real Property. Section 3.11(a) of the Seller Party Disclosure Schedule contains an accurate and complete list and description of (i) all real properties with respect to which TCB Digital directly or indirectly holds valid land use rights, as well as any other real estate that is in the possession of or leased by TCB Digital (except for such leased real estate for which the annual rental payment is less than $100,000) and the improvements (including buildings and other structures) located on such real estate (collectively, the “Real Property”), and (ii) any lease under which any such Real Property is possessed and which involve an annual rental payment of $100,000 or more (the “Real Estate Leases”). TCB Digital is not in default under any of the Real Estate Leases, and the officers of TCB Digital are not aware of any default by any of the lessors thereunder.

(b)

Tangible Personal Property. Except as otherwise disclosed in Section 3.11(b) of the Seller Party Disclosure Schedule, TCB Digital is in possession of and has good title to, or has valid leasehold interests in or valid contractual rights to use all tangible personal property used in the conduct of the Business, and tangible personal property acquired (and not otherwise disposed of in the ordinary course of business with a value not exceeding $100,000) since December 31, 2007 (collectively, the “Tangible Personal Property”). All Tangible Personal Property is free and clear of all Liens, other than Permitted Liens, and is in good order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws. TCB Digital has not granted any lease, sublease, tenancy or license of any portion of the Tangible Personal Property. During the six (6) month period prior to the date hereof, the operations of the Business, as a whole has not been interrupted for a period of more than forty-eight (48) consecutive hours in any twelve (12) month period due to inadequate maintenance of the Tangible Personal Property.

(c)

Receivable. The Accounts Receivable, Notes Receivable, Advances to Supplier, and Other Receivables of TCB Digital reflected on the TCB Financial Statements, and created after December 31, 2007 but prior to the Closing Date, are bona fide receivables, created in the ordinary course of business.

(d)

Inventory. The inventory of TCB Digital consists of items of quality and quantity useable or saleable in the ordinary course of business at regular sales prices, subject to (i) changes in price levels as a result of economic and market conditions; (ii) changes as a result of any industry-wide requirements of any relevant Governmental Authorities; (iii) reserves reflected in the TCB Financials Statements for spoiled and discontinued items; and (iv) reserves reflected in the TCB Financial Statements for excess and obsolete inventory consistent with U.S. GAAP.

Section 3.12

Intellectual Property. Section 3.12 of the Seller Party Disclosure Schedule sets forth a description of all legally enforceable and unencumbered rights to use any patents, trademarks, trade names, service marks, domain names, copyrights, and any applications therefor, Trade Secrets, computer software programs and tangible or intangible proprietary information or material (“Intellectual Property Rights”) which are material to the conduct of the Business taken as a whole. TCB Digital owns, or is validly licensed or otherwise has the right to use, all Intellectual Property Rights which are material to the conduct of the Business taken as a whole. Except as set forth in Section 3.12 of the Seller Party Disclosure Schedule, (i) no claims are pending or, to the Best Knowledge of the Seller Parties, threatened in writing that TCB Digital is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Right, and (ii) to the Best Knowledge of the Seller Parties, no Person is infringing the rights of TCB Digital with respect to any Intellectual Property Right.

Section 3.13

Taxes.

(a)

TCB Digital has timely filed, or has caused to be timely filed on its behalf, all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of group of corporations, pursuant to applicable Legal Requirements, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Zoom. All Tax Returns filed by (or that include on a consolidated basis) TCB Digital were in all respects true, complete and accurate in all material respects. There are no unpaid Taxes claimed to be due by any Governmental Authority in charge of taxation of any jurisdiction, nor any claim for additional Taxes for any period for which Tax Returns have been filed.

(b)

Section 3.13(b) of the Seller Party Disclosure Schedule lists all the relevant Governmental Authorities in charge of taxation in which Tax Returns are filed with respect TCB Digital and indicates those Tax Returns that have been audited or that are currently the subject of audit since January 1, 2002. None of the Seller Parties has received any written notice that any Governmental Authority will audit or examine (except for any general audits or examinations routinely performed by such Governmental Authorities), seek information with respect to, or make material claims or assessments with respect to any Taxes for any period. TCB Digital has delivered or made available to Zoom correct and complete copies of all annual Tax Returns and examination reports for TCB Digital and statements of deficiencies assessed against or agreed to by TCB Digital for and during fiscal years 2002 through 2007 and all Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by TCB Digital.

(c)

The TCB Financial Statements reflect an adequate reserve for all Taxes payable by TCB Digital (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all taxable periods and portions thereof through the date of such financial statements. TCB Digital is not a party to or bound by any Tax indemnity, Tax sharing or similar agreement and TCB Digital currently has no material liability and will not have any material liabilities for any Taxes of any other Person under any agreement or by the operation of any Law. No deficiency with respect to any Taxes has been proposed, asserted or assessed against TCB Digital and no requests for waivers of the time to assess any such Taxes are pending.

(d)

None of the Seller Parties has requested any extension of time within which to file any Tax Return of TCB Digital, which Tax Return has not since been filed. None of the Seller Parties has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of TCB Digital. No power of attorney currently in force has been granted by any of the Seller Parties concerning any Taxes or Tax Return of TCB Digital.

(e)

TCB Digital (i) is not currently engaged in the conduct of a trade or business within the United States; (ii) is not a corporation or other entity organized or incorporated in the United States; and (iii) does not have nor has ever had any United States real property interests described in Section 897 of the Code.

Section 3.14

Employment Matters.

(a)

Benefit Plan. Except as set forth in Section 3.14(a) of the Seller Party Disclosure Schedule, TCB Digital does not have or maintain any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of TCB Digital (collectively, “Benefit Plans”). Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (either alone or in conjunction with any other event) result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any employee of TCB Digital. Except as set forth in Section 3.14(a) of the Seller Party Disclosure Schedule, as of the date of this Agreement, there are no severance or termination agreements or arrangements between TCB Digital and any of its current or former employee, officer or director, nor does TCB Digital have any general severance plan or policy. Since December 31, 2007, there has not been any adoption or amendment in any material respect by TCB Digital of any Benefit Plan.

(b)

Labor Matters. Except as disclosed in Section 3.14(b) of the Seller Party Disclosure Schedule, (a) there are no collective bargaining or other labor union agreements to which TCB Digital is a Party or by which it is bound; (b) no material labor dispute exists or, to the Best Knowledge of each of the Seller Parties, is imminent with respect to any of the employees of TCB Digital; (c) TCB Digital is not the subject of any Actions asserting that TCB Digital has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment; (d) there is no strike, work stoppage or other labor dispute involving TCB Digital pending or, to the Best Knowledge of each of the Seller Parties, threatened; (e) no complaint, charge or Actions by or before any Governmental Authority brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of its employees is pending or, to the Best Knowledge of each of the Seller Parties, threatened against TCB Digital; (f) no material grievance is pending or, to the Best

Knowledge of each of the Seller Parties, threatened against TCB Digital; and (g) TCB Digital is not a party to, or otherwise bound by, any consent decree with or citation by, any Governmental Authorities relating to employees or employment practices.

(c)

Executive Officers. No executive officer of TCB Digital has notified any of the Seller Parties that such officer intends to leave TCB Digital or otherwise terminate such officer’s employment with TCB Digital. No executive officer of TCB Digital, to the Best Knowledge of each of the Seller Parties, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject TCB Digital to any liability with respect to any of the foregoing matters.

Section 3.15

Transactions With Affiliates and Employees. Except as disclosed in Section 3.15 of the Seller Party Disclosure Schedule, none of the officers, directors, stockholders or employees of TCB Digital is presently a party, directly or indirectly, to any transaction with TCB Digital (other than for services as employees, officers and directors), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Best Knowledge of each of the Seller Parties, any entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 3.16

Insurance. TCB Digital has made available to Zoom, prior to the date of this Agreement, true and correct copies of all contracts of insurance or indemnification, as amended and supplemented, to which TCB Digital is a party. All such insurance policies are in full force and effect, all premiums due thereon have been paid and TCB Digital has complied with the provisions of such policies.

Section 3.17

Material Contracts.

(a)

TCB Digital has made available to Zoom, prior to the date of this Agreement, true, correct and complete copies of each written Contract, as amended and supplemented, to which TCB Digital is a party or by which any of its assets and properties is currently bound, pursuant to which TCB Digital receives or pays amounts in excess of $200,000 or that is otherwise material to TCB Digital’s business, properties, assets or condition (financial or otherwise), results of operations or prospects, including contracts that have expired by their terms or otherwise terminated but have liabilities that continue to attach to TCB Digital (each, a “TCB Digital Material Contract”). A list of each such TCB Digital Material Contract is set forth on Section 3.17 of the Seller Party Disclosure Schedule. TCB Digital is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on TCB Digital and, to the Best Knowledge of each of the Seller Parties, no other Person has violated or breached, or committed any default under, any TCB Digital Material Contract.

(b)

Each TCB Digital Material Contract is a legal, valid and binding agreement of TCB Digital, and is in full force and effect in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except for violations, breaches and defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on TCB Digital, and (i) TCB Digital is not in breach or default of any TCB Digital Material Contract to which it is a party in any material respect; (ii) no event has occurred or circumstance has existed that (with or without notice or lapse of time), will or would reasonably be expected to (A) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any material provision of any TCB Digital Material Contract; (B) permit TCB Digital or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any TCB Digital Material Contract; (iii) none of the Seller Parties has received notice of the pending or threatened cancellation, revocation or termination of any TCB Digital Material Contract to which TCB Digital is a party; and (iv) there are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any TCB Digital Material Contract. Since December 31, 2007, none of the Seller Parties has received any notice or other communication regarding any actual or possible violation or breach of, or default under, any TCB Digital Material Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have a Material Adverse Effect on TCB Digital.

Section 3.18

Compliance with Applicable Laws.  TCB Digital is in compliance with all applicable Laws, including those relating to occupational health and safety and the environment to which they are subject, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on TCB Digital. Except as set forth in Section 3.18 of the Seller Party Disclosure Schedule, none of the Seller Parties has received any written communication during the past two years from a Governmental Authority alleging that TCB Digital is not in compliance in any material respect with any applicable Law. This Section 3.18 does not relate to matters with respect to Taxes, which are the subject of Section 3.13.

Section 3.19

Foreign Corrupt Practices. None of the Seller Parties or, to the Best Knowledge of each of the Seller Parties, their respective Representatives has in the course of its actions for or on behalf of the Seller Parties, directly or indirectly, (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any Governmental Authority or any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”); or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment in connection with the operations of TCB Digital to any foreign or domestic government official or employee. None of the Seller Parties, TCB Digital’s stockholders or any of their respective Representatives has committed any acts or omissions which would constitute a breach of applicable criminal laws, including but not limited to corruption laws.

Section 3.20

Money Laundering Laws. TCB Digital has conducted the Business at all times since its inception in material compliance with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no proceeding involving TCB Digital with respect to the Money Laundering Laws is pending or, to the Best Knowledge of each of the Seller Parties, is threatened.

Section 3.21

Brokers; Schedule of Fees and Expenses. Except as set forth in Section 3.21 of the Seller Party Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the Transactions based upon arrangements made by or on behalf of the Seller Parties.

Section 3.22

OFAC.  None of the Seller Parties, any director or officer of TCB Digital, or, to the Best Knowledge of each of the Seller Parties, any agent, employee, affiliate or Person acting on behalf of TCB Digital is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Seller Parties have not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

Section 3.23

Additional PRC Representations and Warranties.

(a)

All material consents, approvals, authorizations or licenses requisite under PRC law for the due and proper establishment and operation of TCB Digital have been duly obtained from the relevant PRC Governmental Authority and are in full force and effect.

(b)

All filings and registrations with the PRC Governmental Authorities required in respect of TCB Digital and its operations including, without limitation, the registration with and/or approval by the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau and customs offices and other PRC Governmental Authorities that administer foreign investment enterprises have been duly completed in accordance with the relevant PRC rules and regulations, except where the failure to complete such filings and registrations does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(c)

TCB Digital has complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC Governmental Authority. There are no outstanding rights to acquire, or commitments made by TCB Digital to sell, any of its respective equity interests.

(d)

None of the Seller Parties is in receipt of any letter or notice from any relevant PRC Governmental Authority notifying it of the revocation, or otherwise questioning the validity, of any licenses or qualifications issued to TCB Digital or any subsidy granted to it by any PRC Governmental Authority for non-compliance with the terms thereof or with applicable PRC laws, or the need for compliance or remedial actions in respect of the activities carried out by TCB Digital.

(e)

TCB Digital has conducted its business activities within its permitted scope of business or has otherwise operated its businesses in compliance, in all material respects, with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC Governmental Authorities. As to licenses, approvals and government grants and concessions requisite or material for the conduct of any part of TCB Digital’s business which is subject to periodic renewal, to Seller Parties’ Best Knowledge there are no grounds on which such requisite renewals will not be granted by the relevant PRC Governmental Authorities.

(f)

With regard to employment and staff or labor, TCB Digital has complied, in all material respects, with all applicable PRC laws and regulations, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like.

Section 3.24

Environmental Matters. TCB Digital is, and at all times has been, in substantial compliance with, and has not been and is not in material violation of or subject to any material liability under, any Environmental Law. None of the Seller Parties has any basis to expect, nor, to the Seller Parties’ Best Knowledge, any other Person for whose conduct they are or may be held to be responsible, received any written order, notice, or other communication from (a) any Governmental Authority or private citizen acting in the public interest, or (b) the current or prior owner or operator of any Facilities, of any actual or potential material violation by TCB Digital, or failure by TCB Digital to comply with, any Environmental Law, or of any actual or threatened material obligation by TCB Digital to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which TCB Digital has, or has had an interest in, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used or processed by TCB Digital or any other Person for whose conduct TCB Digital is or may be held legally responsible, or from any such Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled or received. No underground storage tanks or underground improvements, including, without limitation, treatment or storage tanks, sumps, or water, gas or oil wells, have been used by TCB Digital, or, to Seller Parties’ Best Knowledge, by others, at, on or under any Facilities. To Seller Parties’ Best Knowledge, no asbestos or asbestos-containing material, formaldehyde or insulating material containing urea formaldehyde, or material containing polychlorinated biphenyls, is present in, on or at any of the Facilities. TCB Digital has delivered to Zoom true and complete copies of all investigations, reports, studies, audits, tests, sampling results, monitoring, evaluations or analyses possessed or initiated by TCB Digital pertaining to any Hazardous Material in, on, beneath or adjacent to any of the Facilities, or to which TCB Digital has sent any Hazardous Material, or concerning compliance by TCB Digital, or any other Person for whose conduct TCB Digital is legally responsible, with any Environmental Law.

Section 3.25

Internal Accounting Controls. TCB Digital has implemented and maintains a system of internal accounting controls sufficient, in the judgment of TCB Digital, to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 3.26

Licenses, Permits, Etc. TCB Digital possesses or will possess prior to the Closing all Material Permits. Such Material Permits are described or set forth on Section 3.26 of the Seller Party Disclosure Schedule. True, complete and correct copies of the Material Permits issued to TCB Digital have previously been delivered to Zoom. All such Material Permits are in full force and effect. TCB Digital and each of its officers, directors, employees, representatives and agents has complied with all material terms of such Material Permits and will take any and all actions necessary to ensure that all such Material Permits remain in full force and effect and that the terms of such Material Permits are not violated through the Closing Date. TCB Digital is not in material default under any of such Material Permits and no event has occurred and no condition exists which, with the giving of notice, the passage of time, or both, would constitute a material default thereunder. Neither the execution and delivery of this Agreement, the Transaction Documents or any of the other documents contemplated hereby or thereby nor the consummation of this Agreement nor compliance by TCB Digital with any of the provisions hereof or thereof will result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Material Permit applicable to the Business.

Section 3.27

Governmental Inquiry. None of the Seller Parties has received any material written inspection report, questionnaire, inquiry, demand or request for information from a Governmental Authority with respect to TCB Digital.

Section 3.28

Records. The books of account, minute books and stockholder records of TCB Digital made available to Zoom are complete and accurate in all material respects, and there have been no material transactions involving TCB Digital which are required to be set forth therein and which have not been so set forth.

Section 3.29

Business Relationships. The execution of this Agreement and Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not materially adversely affect the relationships of TCB Digital with any material customers, distributors, licensors, designers and suppliers. None of the Seller Parties has received any notification that any material distributor, reseller, original equipment manufacturer, customer, supplier, foundry or manufacturer will discontinue or materially reduce the purchase, supply or the manufacture, as the case may be, of any TCB Digital products.

ARTICL 4

REPRESENTATIONS AND WARRANTIES OF GU

Gu represents and warrants to Zoom as of the date hereof and as of the Closing as follows:

Section 4.1

Leimone Shares.

(a)

Good Title. Gu is the registered and beneficial owner of the Leimone Shares and he has good and marketable title to the Leimone Shares, with the right and authority to sell and deliver such Leimone Shares. Such shares constitute the percentage of registered capital stock of each of the Leimone Companies as indicated on Schedule 1. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of Zoom as the new owner of such Leimone Shares in the relevant share register(s) of the Leimone Companies, Zoom will receive good title to such Leimone Shares, free and clear of all Liens.

(b)

Ownership Interest. Gu owns all right, title and interest (legal and beneficial) in and to the percentage of the shares of each of the Leimone Companies as set forth on Schedule 1 hereto in the column entitled “Percentage of Capital Stock of Leimone Company Held by Gu.” Gu’s ownership of all Leimone Shares is free and clear of all Liens and other encumbrances.

Section 4.2

Authority; Control Status. Gu has the ability to elect a majority of the directors of each of the Leimone Companies, and to control the operations of each of the Leimone Companies, such that Gu can provide or cause each of the Leimone Companies to provide all information required to be provided to Zoom pursuant to this Agreement, including, without limitation, the financial statements of each of the Leimone Companies required to be provided to Zoom pursuant to this Agreement.

Section 4.3

Accredited Investor. Each of Gold Lion or Gu, as applicable, or if either party designates a third party to receive any shares of Zoom common stock pursuant to Article I, such designated party, is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. Each of the foregoing parties understands that the Zoom common stock it or he will acquire hereunder constitutes “restricted securities” from Zoom under the United States federal securities laws and that under such laws and applicable regulations such securities may only be sold pursuant to an effective registration statement or an available exemption from registration.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF ZOOM AND ZOOM TELEPHONICS

Except as set forth in the Disclosure Schedule of Zoom attached hereto as Schedule 3 (the “Zoom Disclosure Schedule”), Zoom and Zoom Telephonics, jointly and severally, represent and warrant to the Seller Parties as follows:

Section 5.1

Capital Structure.

(a)

The share capitalization of Zoom and all the outstanding options, warrants or rights to acquire any share capital of Zoom is disclosed in Section 5.1(a) of the Zoom Disclosure Schedule. Other than those set forth on Section 5.1(a) of the Zoom Disclosure Schedule: (i) there are no options, warrants or other rights outstanding which give any Person the right to acquire any share capital of Zoom or to subscribe to any increase of any share capital of Zoom; and (ii) there are no disputes, arbitrations or litigation proceedings involving Zoom with respect to the share capital of Zoom.

(b)

Except as set forth in Section 5.1(b) of the Zoom Disclosure Schedule: (i) no shares of capital stock or other voting securities of Zoom were issued, reserved for issuance or outstanding and there have not been any issuances of capital securities or options, warrants or rights to acquire the capital securities of Zoom; (ii) all outstanding shares of the capital stock of Zoom are, and all such shares that may be issued prior to the date hereof will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Delaware General Corporation Law, the Zoom Constituent Instruments (as defined below) or any Contract to which Zoom is a party or otherwise bound; and (iii) there are no outstanding contractual obligations of Zoom to repurchase, redeem or otherwise acquire any shares of capital stock of Zoom.

(c)

Except as set forth in Section 5.1(c) of the Zoom Disclosure Schedule, as of the date of this Agreement: (i) there are no bonds, debentures, notes or other indebtedness of Zoom having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of common stock may vote (“Voting Zoom Debt”); and (ii) there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Zoom is a party or by which it is bound (A) obligating Zoom to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Zoom or any Voting Zoom Debt, (B) obligating Zoom to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (C) giving any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of Zoom.

(d)

Except as set forth in Section 5.1(d) of the Zoom Disclosure Schedule, Zoom is not a party to any agreement granting any securityholder of Zoom the right to cause Zoom to register shares of the capital stock or other securities of Zoom held by such securityholder under the Securities Act.

Section 5.2

Organization and Standing. Zoom is duly organized, validly existing and in good standing under the laws of the State of Delaware. Zoom is duly qualified to do business in each of the jurisdictions in which the property owned, leased or operated by Zoom or the nature of the business which it conducts requires qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect on Zoom. Zoom has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now being conducted and, subject to necessary approvals of the relevant Government Authorities, as presently contemplated to be conducted. Zoom has delivered to the Seller Parties true and complete copies of the certificate of incorporation of Zoom, as amended to the date of this Agreement and the Bylaws of Zoom, as amended to the date of this Agreement (the “Zoom Constituent Instruments”).

Section 5.3

Authority; Execution and Delivery; Enforceability. Each of Zoom and Zoom Telephonics has all requisite corporate power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a Party and to consummate the Transactions. The execution and delivery by each of Zoom and Zoom Telephonics of this Agreement and the consummation by each of Zoom and Zoom Telephonics of the Transactions have been duly authorized and approved by the Board of Directors of each of Zoom and Zoom Telephonics and no other corporate proceedings on the part of either Zoom or Zoom Telephonics are necessary to authorize this Agreement and the Transactions. All action, corporate and otherwise, necessary to be taken by each of Zoom and Zoom Telephonics to authorize the execution, delivery and performance of this Agreement, the Transaction Documents and all other agreements and instruments delivered by each of Zoom and Zoom Telephonics in connection with the Transactions has been duly and validly taken. Each of this Agreement and the Transaction Documents to which each of Zoom and Zoom Telephonics is a Party has been duly executed and delivered by each of Zoom and Zoom Telephonics and constitutes the valid, binding, and enforceable obligation of each of Zoom and Zoom Telephonics, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 5.4

No Subsidiaries or Equity Interests. Except as set forth in the Zoom SEC Documents, Zoom does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any Person.

Section 5.5

No Conflicts.  Except as set forth in Section 5.5 of the Zoom Disclosure Schedule, the execution and delivery of this Agreement or any of the Transaction Documents contemplated hereby by each of Zoom and Zoom Telephonics and the consummation of the Transactions and compliance with the terms hereof and thereof will not (a) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the assets and properties of either Zoom or Zoom Telephonics, under any provision of: (i) any Zoom Constituent Instrument or Zoom Telephonics Constituent Instrument or (ii) any Zoom Material Contract to which either Zoom or Zoom Telephonics is a party or to or by which either Zoom or Zoom Telephonics (or any of the assets or properties of Zoom or Zoom Telephonics) is subject or bound; (b) subject to the filings and other matters referred to in Section 5.6, any material Judgment or Law applicable to either Zoom or Zoom Telephonics, or the properties or assets of Zoom or Zoom Telephonics; (c) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Permit applicable to either Zoom or Zoom Telephonics; (d) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any Contract to which either Zoom or Zoom Telephonics is a party; or (e) cause any of the assets owned by either Zoom or Zoom Telephonics to be reassessed or revalued by any Governmental Authority, except, in the case of clauses (a)(ii), (b), (c), (d), and (e) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on either Zoom or Zoom Telephonics.

Section 5.6

Consents and Approvals.  Except as set forth in Section 5.6 of the Zoom Disclosure Schedule, no Consent of, or registration, declaration or filing with, or permit from, any third party or any Governmental Authority is required to be obtained or made by or with respect to either Zoom or Zoom Telephonics in connection with the execution, delivery and performance of the Agreement or any of the Transaction Documents, other than (i) the filing with, and clearance by the SEC of a proxy statement (the “Proxy Statement”) pursuant to which Zoom’s stockholders must vote at the Stockholders’ Meeting to approve, among other thing, this Agreement and Transactions; (ii) the filing of a Form 8-K with the SEC within four (4) business days after the execution of this Agreement and of the Closing Date; (iii) any filings as required under applicable securities laws of the United States and the securities laws of any foreign country; and (iv) any filing required with The Nasdaq Stock Market, Inc.

Section 5.7

Absence of Certain Changes or Events. Except for liabilities incurred in connection with this Agreement and except as disclosed in the Zoom SEC Documents, since the date of the most recent financial statements included in the Zoom SEC Documents, Zoom and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practice, and there has not been any Material Adverse Effect, and from such date until the date hereof there has not been (i) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any capital stock of Zoom or any of its Subsidiaries, (ii) any purchase, redemption or other acquisition by Zoom or any of its Subsidiaries of any shares of capital stock or any other securities of Zoom or any of its Subsidiaries or any options, warrants, calls or rights to acquire such shares or other securities, (iii) any split, combination or reclassification of any capital stock of Zoom or any of its Subsidiaries or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of their respective capital stock, (iv) (A) any granting by Zoom or any of its Subsidiaries to any current or former director, officer, employee or consultant of Zoom or any of its Subsidiaries of any increase in compensation, bonus or fringe or other benefits or any granting of any type of compensation or benefits to any current or former director, officer, employee or consultant not previously receiving or entitled to receive such type of compensation or benefit, except as was required under any Employee Benefit Plans in effect as of the date of the most recent audited financial statements included in Zoom SEC Documents, (B) any granting by Zoom or any of its Subsidiaries to any current or former director, officer, employee or consultant of Zoom or any of its Subsidiaries of any right to receive any increase in change of control, severance or termination compensation or benefits, or (C) any entry by Zoom or any of its Subsidiaries into or any amendments of (1) any employment, deferred compensation, consulting, severance, change of control, termination or indemnification agreement or any other agreement, plan or policy with or involving any current or former director, officer, employee or consultant of Zoom or any of its Subsidiaries or (2) any agreement with any current or former director, officer, employee or consultant of Zoom or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Zoom of a nature contemplated by this Agreement (all such agreements under this clause (C), collectively, “Zoom Benefit Agreements”), (D) any adoption of, any amendment to or any termination of any collective bargaining agreement or any Employee Benefit Plans, (E) any payment of any benefit or grant of any award under Zoom Benefit Agreement or Employee Benefit Plan (including in respect of stock options, “phantom” stock, stock appreciation rights, restricted stock, “phantom” stock rights, restricted stock units, deferred stock units, performance stock units or other stock-based or stock-related awards or the removal or modification of any restrictions in any Zoom Benefit Agreement or Employee Benefit Plan or awards made thereunder) except as required to comply with applicable Law or any Zoom Benefit Agreement or Employee Benefit Plan in effect as of the date of the most recent audited financial statements included in the Zoom SEC Documents, (F) any action to accelerate the vesting or time of payment of any compensation or benefit under any Employee Benefit Plan or Zoom Benefit Agreement or (G) any action to fund or in any other way secure the payment of compensation or benefits under any Employee Benefit Plan or Zoom Benefit Agreement, (v) any damage, destruction or loss to any physical asset of Zoom or any of its Subsidiaries, whether or not covered by insurance, that individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect, (vi) any change in accounting methods, principles or practices by Zoom materially affecting its assets, liabilities or businesses, except insofar as may have been required by a change in U.S. GAAP or (vii) any material tax election or any settlement or compromise of any material income tax liability.

Section 5.8

SEC Documents.

(a)

Zoom has filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) with the SEC required to be filed by Zoom since January 1, 2005 (such documents, together with any documents filed during such period by Zoom with the SEC on a voluntary basis on Current Reports on Form 8-K, the “Zoom SEC Documents”). As of their respective filing dates, each Zoom SEC Document complied in all material respects with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, “SOX”) to the extent applicable to such Zoom SEC Document. Except to the extent that information contained in any Zoom SEC Document has been revised, amended, supplemented or superseded by a later-filed Zoom SEC Document, none of the Zoom SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Subsidiaries of Zoom are, or have at any time, been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

(b)

Each of the financial statements (including the related notes) of Zoom included in the Zoom SEC Documents complied at the time it was filed as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of filing, has been prepared in accordance with U.S. GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects the consolidated financial position of Zoom and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(c)

Except as disclosed in the Zoom SEC Documents filed by Zoom and publicly available prior to the date of this Agreement, neither Zoom nor any of its Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise).

(d)

Subject to the applicable reserve for bad debts (which were determined in accordance with U.S. GAAP consistent with past practice) on the most recent audited balance sheet included in the Zoom SEC Documents, all accounts receivable of Zoom reflected on such balance sheet were valid receivables as of such date subject to no setoffs or counterclaims. All accounts receivable of Zoom have arisen from bona fide transactions in the ordinary course of business. Since the date of the most recent audited balance sheet included in the Zoom SEC Documents, there have not been any write-offs as uncollectible of any customer accounts receivable of Zoom and the Subsidiaries, except for write-offs in the ordinary course of the business of Zoom and the Subsidiaries and consistent with past practice.

(e)

All items in the inventories of Zoom (the “Inventory”) reflected on the most recent balance sheet included in the Zoom SEC Documents or existing at the date hereof are of a quality and quantity saleable or usable in the ordinary course of business consistent with past practices of Zoom, subject to the reserves or provisions reflected in the Inventory valuation in such balance sheet. Such Inventory reflects reserves or provisions which were determined in accordance with U.S. GAAP consistent with Zoom’s past practices and procedures for items which are below standard quality, represent excess quantities or have become obsolete or unsaleable or unusable (except at prices less than cost) in the ordinary course of business. No material reserves or provisions for Inventory since the date of the most recent audited balance sheet included in the Zoom SEC Documents have been, or are required to be, recorded. Except for Inventory items in transit at any time or held by distributors, all Inventory items are located on any real property or interest in real property owned in fee by Zoom or its Subsidiaries (individually, an “Owned Property”) or any real property or interest in real property leased, subleased or occupied by Zoom or its Subsidiaries (individually, a “Leased Property”). An Owned Property or Leased Property is sometimes referred to herein, individually, as a “Zoom Property” and collectively, as “Zoom Properties”. Since the date of the most recent balance sheet included in the Zoom SEC Documents, no Inventory items have been sold, leased or disposed of, except through sales and leases in the ordinary course of business consistent with past practices.

(f)

Each of the principal executive officer of Zoom and the principal financial officer of Zoom (or each former principal executive officer of Zoom and each former principal financial officer of Zoom, as applicable) has made all applicable certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of SOX with respect to the Zoom SEC Documents, and the statements contained in such certifications are complete and accurate. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. None of Zoom or any of its Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers within the meaning of Section 402 of SOX.

(g)

Zoom maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, consistently applied, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Zoom’s assets.

(h)

The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) utilized by Zoom are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by Zoom in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information required to be disclosed is accumulated and communicated to Zoom’s management as appropriate to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of Zoom to make the certifications required under the Exchange Act with respect to such reports.

(i)

Neither Zoom nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among Zoom and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, Zoom or any of its Subsidiaries in Zoom’s or such Subsidiary’s published financial statements or other Zoom SEC Documents.

(j)

Since January 1, 2005, Zoom has not received any oral or written notification of any (A) “significant deficiency” or (B) “material weakness” in Zoom’s internal controls over financial reporting. There is no outstanding “significant deficiency” or “material weakness” that has not been appropriately and adequately remedied by Zoom. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them in Release 2004-001 of the Public Company Accounting Oversight Board, as in effect on the date hereof.

Section 5.9

Litigation. There is no Action pending or, to Zoom’s Best Knowledge, threatened against or affecting Zoom (excluding Zoom Telephonics), any of Zoom’s officers or directors (in their capacities as such) or any of Zoom’s properties (excluding Zoom Telephonics’ properties), before or by any Governmental Authority. There is no Judgment imposed upon any of Zoom’s officers or directors (in their capacities as such) that would prevent, enjoin, alter or materially delay any of the Transactions contemplated by this Agreement or that would reasonably be expected to have a Material Adverse Effect on Zoom. Neither Zoom, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

Section 5.10

Employment Matters.

(a)

Except as disclosed in Section 5.10(a) of the Zoom Disclosure Schedule, (i) there are no collective bargaining or other labor union agreements to which Zoom is a Party or by which it is bound; (ii) no material labor dispute exists or is imminent with respect to any of the employees of Zoom; (iii) Zoom is not the subject of any Actions asserting that Zoom has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment; (iv) there is no strike, work stoppage or other labor dispute involving Zoom pending threatened; (v) no complaint, charge or Actions by or before any Governmental Authority brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of its employees is pending or threatened against Zoom; (vi) no material grievance is pending or threatened against Zoom; and (vii) Zoom is not a party to, or otherwise bound by, any consent decree with or citation by, any Governmental Authorities relating to employees or employment practices.

(b)

No Employee Benefit Plan currently or previously maintained by Zoom or any ERISA Affiliate or with respect to which Zoom or any ERISA Affiliate has or had any liability (direct or indirect, actual or contingent) is or was (i) a “multiemployer plan” as defined in Section 3(37) of ERISA or Section 414(f) of the Code, (ii) a “multiple employer plan” as described in Section 413(c) of the Code or Sections 4063, 4064 or 4066 of ERISA, (iii) a “defined benefit plan” as defined in Section 3(35) of ERISA or an Employee Benefit Plan subject to Title IV of ERISA or the funding standards of Section 302 of ERISA or Section 412 of the Code or (iv) a multiple employer welfare arrangement as defined in Section 40(A) of ERISA, and neither Zoom nor any ERISA Affiliate has previously maintained or had any obligation to contribute to or any liability (direct or indirect, actual or contingent) with respect to any such Employee Benefit Plans.

(c)

Each Employee Benefit Plan currently or previously maintained or contributed to by Zoom or any ERISA Affiliate has been administered in all material respects in accordance with its terms and all applicable Law(s). Zoom and each ERISA Affiliate has made all payments and remitted all contributions due from it to date with respect to any Employee Benefit Plan.

(d)

With respect to each Employee Benefit Plan currently or previously maintained by Zoom or any ERISA Affiliate that was intended to be “qualified” under Section 401(a) and the related sections of the Code, (i) such Employee Benefit Plan is and was so qualified under Section 401(a) of the Code, (ii) its related trust is and was tax exempt under Section 501(a) of the Code and (iii) there are no facts and circumstances that would adversely affect any such Employee Benefit Plan’s qualification under Section 401(a) and the related sections of the Code or such related trust’s tax-exempt status.

(e)

Zoom does not currently maintain or contribute to or have any liability (direct or indirect, actual or contingent) with respect to any Employee Benefit Plan and does not have any liability (direct or indirect, actual or contingent) with respect to any Employee Benefit Plan previously sponsored, maintained or contributed to by any ERISA Affiliate. With respect to each Employee Benefit Plan previously maintained by Zoom or any ERISA Affiliate, no event has occurred, and there exists no condition or set of circumstances, including without limitation the consummation of the transactions contemplated by this Agreement, in connection with which Zoom could, directly or indirectly, be subject to any liability under ERISA, the Code, or any other applicable Law(s) for any liability relating to any Employee Benefit Plan.

(f)

The consummation of the transactions contemplated by this Agreement (whether alone or in conjunction with any other event, such as, for example, termination of employment) will not (i) entitle any current or former employee, leased employee, director, officer, stockholder or independent contractor of Zoom or any ERISA Affiliate to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due to, or in respect of any such person, (iii) result in or satisfy a condition to payment of compensation that would, in combination with any other payment, result in an “excess parachute payment” within the meaning of Section 280G(b) of the Code, or (iv) constitute or involve a prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code), constitute or involve a breach of fiduciary responsibility within the meaning of Section 502(l) of ERISA or otherwise violate Part 4 of Subtitle B of Title I of ERISA, any of (i), (ii), (iii) or (iv) of this Section 5.10(f) which would result in any liability (direct or indirect, actual or contingent) for Zoom.

(g)

Section 5.10(g) of the Zoom Disclosure Schedule lists each employee of Zoom (excluding Zoom Telephonics).

Section 5.11

Transactions With Affiliates and Employees. Except as disclosed in Section 5.11 of the Zoom Disclosure Schedule or the Zoom SEC Documents, none of the officers, directors, stockholders or employees of Zoom is presently a party, directly or indirectly, to any transaction with Zoom (other than for services as employees, officers and directors), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or any entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 5.12

Title to Properties.

(a)

Zoom and its Subsidiaries have good and marketable title to, or in the case of leased property and assets, have valid leasehold interests in, all assets (whether real, personal, tangible or intangible) reflected on the most recent balance sheet included in the Zoom SEC Documents, free and clear of all Liens other than Permitted Liens, except for properties and assets sold in the ordinary course of business consistent with past practices in accordance with this Agreement.

(b)

Section 5.12(b)(1) of Zoom Disclosure Schedule sets forth a complete and accurate list of all Owned Property and identifies their addresses. Section 5.12(b)(2) of the Zoom Disclosure Schedule sets forth a complete and accurate list of all Leased Property and identifies their addresses. Zoom has delivered to the Seller Parties a complete and accurate copy of each such lease, sublease or occupancy agreement, together with all amendments thereto, with respect to any Leased Property under which Zoom or one of its Subsidiaries is a lessee or sublessee (each, a “Lease”). Zoom Properties comprise all of the real property used in, or otherwise related to, the business of Zoom and its Subsidiaries.

(c)

With respect to each Owned Property, (i) Zoom or one of its Subsidiaries has good and valid fee simple title, free and clear of all Liens, except Permitted Liens and such Liens as may be set forth in Section 5.12(c) of the Zoom Disclosure Schedule, (ii) Zoom or the applicable Subsidiary has not leased or otherwise granted to anyone the right to use or occupy such Owned Property or any portion thereof, (iii) there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Property or any portion thereof or interest therein, (iv) all improvements on such Owned Property are in good condition and repair and sufficient for the operation of Zoom’s or the applicable Subsidiary’s business and (v) there is no condemnation or other proceeding in eminent domain, pending or threatened, affecting any Owned Property or any portion thereof or interest therein.

(d)

With respect to each Leased Property, except as may be set forth in Section 5.12(d) of the Zoom Disclosure Schedule, (i) each Lease is legal, valid and binding and is in full force and effect, and Zoom or one of its Subsidiaries is in possession of such Leased Property, (ii) the transactions contemplated by this Agreement does not require the consent of any other party to a Lease, nor will it cause a breach or default under such Lease or cause such Lease to cease being legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing, (iii) Zoom or applicable Subsidiary or, to the Best Knowledge of Zoom, any other party to the Lease is not in breach or default in any material respect under such Lease, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default in any material respect, or permit the termination, modification or acceleration of rent under such Lease, (iv) neither Zoom nor the applicable Subsidiary has subleased, licensed or otherwise granted anyone the right to use or occupy such Leased Property or any portion thereof, (v) neither Zoom nor the Subsidiary has collaterally assigned or granted any other security interest in such Lease or any interest therein, and (vi) there are no Liens on the leasehold estate or interest created by such Lease other than Permitted Liens and Liens that have attached to the fee estate or interest to which such Lease is subordinate.

Section 5.13

Insurance. Zoom has made available to the Seller Parties, prior to the date of this Agreement, true and correct copies of all contracts of insurance or indemnification, as amended and supplemented, to which Zoom is a party. All such insurance policies are in full force and effect, all premiums due thereon have been paid and Zoom has complied with the provisions of such policies.

Section 5.14

Material Contracts.

(a)

Zoom has made available to TCB Digital, prior to the date of this Agreement, true, correct and complete copies of each written Contract, as amended and supplemented, to which Zoom is a party or by which any of its assets and properties is currently bound, pursuant to which Zoom receives or pays amounts in excess of $200,000 or that is otherwise material to Zoom’s business, properties, assets or condition (financial or otherwise), results of operations or prospects, including contracts that have expired by their terms or otherwise terminated but have liabilities that continue to attach to Zoom (each, a “Zoom Material Contract”). A list of each such Zoom Material Contract is set forth on Section 5.14 of the Zoom Disclosure Schedule. Zoom is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Zoom and no other Person has violated or breached, or committed any default under, any Zoom Material Contract.

(b)

Each Zoom Material Contract is a legal, valid and binding agreement, and is in full force and effect, and, except for violations, breaches and defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Zoom, (i) Zoom is not in breach or default of any Zoom Material Contract to which it is a party in any material respect; (ii) no event has occurred or circumstance has existed that (with or without notice or lapse of time), will or would reasonably be expected to (A) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any material provision of any Zoom Material Contract; (B) permit Zoom or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Zoom Material Contract; (iii) Zoom has received notice of the pending or threatened cancellation, revocation or termination of any Zoom Material Contract to which Zoom is a party; and (iv) there are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Zoom Material Contract. Since December 31, 2007, Zoom has not received any notice or other communication regarding any actual or possible violation or breach of, or default under, any Zoom Material Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have a Material Adverse Effect on Zoom.

Section 5.15

Compliance with Applicable Laws. Except as set forth in Section 5.15 of the Zoom Disclosure Schedule, Zoom is in compliance with all applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Zoom. Except as set forth in Section 5.15 of the Zoom Disclosure Schedule, Zoom has not received any written communication during the past two (2) years from a Governmental Authority alleging that Zoom is not in compliance in any material respect with any applicable Law.

Section 5.16

OFAC. Neither Zoom, nor any director or officer of Zoom, nor any agent, employee, affiliate or Person acting on behalf of Zoom is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the OFAC, and Zoom has not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

Section 5.17

Sarbanes-Oxley Act of 2002. Zoom is in material compliance with all provisions of the SOX applicable to it as of the date hereof and as of the Closing. There has been no material change in Zoom’s accounting policies since January 1, 2005 except as described in the notes to the Zoom Financial Statements. Each required form, report and document containing financial statements that has been filed with or submitted to the SEC since January 1, 2005, was accompanied by the certifications required to be filed or submitted by Zoom’s chief executive officer and chief financial officer pursuant to the SOX, and at the time of filing or submission of each such certification, such certification was true and accurate and materially complied with the SOX and the rules and regulations promulgated thereunder. Neither Zoom, nor to the Best Knowledge of Zoom, any Representative of Zoom, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Zoom or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Zoom has engaged in questionable accounting or auditing practices, except for (a) any complaint, allegation, assertion or claim as has been resolved without any resulting change to Zoom’s accounting or auditing practices, procedures methodologies or methods of Zoom or its internal accounting controls and (b) questions regarding such matters raised and resolved in the ordinary course in connection with the preparation and review of Zoom’s financial statements and periodic reports. To the Best Knowledge of Zoom, no attorney representing Zoom, whether or not employed by Zoom, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Zoom or any of its officers, directors, employees or agents to the Zoom Board or any committee thereof or to any director or officer of Zoom. To the Best Knowledge of Zoom, no employee of Zoom has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable law, in each case, regarding Zoom.

Section 5.18

Intellectual Property. Zoom owns, or is validly licensed or otherwise has the right to use, all Intellectual Property Rights which are material to the conduct of the Business taken as a whole. Except as set forth in Section 5.18 of the Zoom Disclosure Schedule, no claims are pending or, to the Best Knowledge of Zoom, threatened that Zoom is infringing or otherwise adversely affecting the rights of any Person with regard to any patents, trademarks, trade names, service marks, domain names, copyrights, and any applications therefor, Trade Secrets, computer software programs and tangible or intangible proprietary information or material.

Section 5.19

Environmental Matters. Except for those matters disclosed in the Zoom SEC Documents: (A) each of Zoom and its Subsidiaries is, and has been, in compliance in all material respects with all Environmental Laws, and, except for matters on which Zoom or its Subsidiaries have obtained full and final resolution, neither Zoom nor any of its Subsidiaries has received any (y) written communication that alleges that Zoom or any of its Subsidiaries is in material violation of, or has any material liability under, any Environmental Law or (z) written request for information pursuant to any Environmental Law; (B)(y) each of Zoom and its Subsidiaries has obtained and is in compliance in all material respects with all permits, licenses and governmental authorizations pursuant to Environmental Law (collectively “Environmental Permits”) necessary for its operations as currently conducted and (z) all such Environmental Permits are valid and in good standing; (C) there are no material Environmental Claims pending or, to the Best Knowledge of Zoom, threatened in writing, against or affecting Zoom or any of its Subsidiaries, and neither Zoom nor any of its Subsidiaries is subject to any material outstanding judgment, order or decree pursuant to or under Environmental Laws; (D) to the Best Knowledge of Zoom there have been no Releases of any Hazardous Material that could reasonably be expected to form the basis of any material Environmental Claim against or affecting Zoom or any of its Subsidiaries or against any Person whose liabilities for such Environmental Claims Zoom or any of its Subsidiaries has, or may have, retained or assumed, either contractually or by operation of law; (E) neither Zoom nor any of its Subsidiaries has retained or assumed, either contractually or by operation of law, any liabilities or obligations that could reasonably be expected to form the basis of any material Environmental

Claim against or affecting Zoom or any of its Subsidiaries; (F) there are no facts, circumstances or conditions that could reasonably be expected to form the basis for any material Environmental Claim against or affecting Zoom or any of its Subsidiaries; and (G) Zoom has provided the Seller Parties with complete and accurate copies of all environmental reports, studies and audits of Zoom Properties and operations in Zoom’s possession.

Section 5.20

Licenses, Permits, Etc. Zoom possesses or will possess prior to the Closing all Material Permits. All such Material Permits are in full force and effect. Zoom and each of its officers, directors, employees, representatives and agents has complied with all material terms of such Material Permits and will take any and all actions necessary to ensure that all such Material Permits remain in full force and effect and that the terms of such Material Permits are not violated through the Closing Date. Zoom is not in material default under any Material Permits and no event has occurred and no condition exists which, with the giving of notice, the passage of time, or both, would constitute a material default thereunder.

Section 5.21

Broker’s and Finders’ Fees. Except as set forth in Section 5.21 of the Zoom Disclosure Schedule, Zoom has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or investment bankers’ fees or any similar charges in connection with this Agreement or any Transactions contemplated hereby.

Section 5.22

Vote Required. The approval of the board of directors of each of Zoom and Zoom Telephonics and the affirmative vote of a majority of Zoom’s stockholders in accordance with Section 10.1(e) hereof are the only approvals or votes necessary to approve this Agreement.

Section 5.23

Board Approval. The Board of Directors of each of Zoom and Zoom Telephonics (including any required committee or subgroup of the Board of Directors of Zoom and Zoom Telephonics) has (i) declared the advisability of and approved this Agreement and the Transactions, and (ii) determined that the Transactions are in the best interests of the stockholders of each of Zoom and Zoom Telephonics.

Section 5.24

NASDAQ Capital Market Listing. Zoom’s common stock is listed on the NASDAQ Capital Market.

Section 5.25

Taxes.

(a)

(i) all Tax Returns required to be filed by or on behalf of Zoom or any Subsidiary or any Affiliated Group of which Zoom or any Subsidiary is or was a member have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete and correct in all respects; and (ii) all Taxes payable by or on behalf of Zoom or any Subsidiary or any Affiliated Group of which Zoom or any Subsidiary is or was a member have been fully and timely paid. With respect to any period for which Tax Returns of or relating to Zoom or any of its Subsidiaries or any such Affiliated Group have not yet been filed or for which Taxes are not yet due or owing, Zoom has made due and sufficient accruals for such Taxes in the most recent balance sheet filed with the SEC and on its books and records (including any Taxes estimated to be due in connection with the Distribution. All required estimated Tax payments sufficient to avoid any underpayment penalties have been made by or on behalf of Zoom and each Subsidiary.

(b)

Each of Zoom and each of its Subsidiaries has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws.

(c)

The Seller Parties have received complete copies of (i) all federal, state, local and foreign income or franchise Tax Returns of each of Zoom and its Subsidiaries relating to the taxable periods since January 1, 2005 and (ii) any audit report issued within the last three years relating to any Taxes due from or with respect to Zoom or any Subsidiary. All income and franchise Tax Returns filed by or on behalf of Zoom or any Subsidiary have been examined by the relevant Taxing Authority or the statute of limitations with respect to such Tax Returns has expired.

(d)

Section 5.25(d) of the Zoom Disclosure Schedule lists (i) all types of Taxes paid, and all types of Tax Returns filed by or on behalf of Zoom or any Subsidiary, and (ii) all of the jurisdictions that impose such Taxes and/or duty to file such Tax Returns. No claim has been made by a Taxing Authority in a jurisdiction where Zoom or any Subsidiary does not file Tax Returns such that it is or may be subject to taxation by that jurisdiction.

(e)

All deficiencies asserted or assessments made as a result of any examinations by any Taxing Authority of the Tax Returns of, or including, Zoom or any Subsidiary have been fully paid, and there are no other audits or investigations by any Taxing Authority in progress, nor has Zoom or any of its Subsidiaries received any notice from any Taxing Authority that it intends to conduct such an audit or investigation. No issue has been raised by a Taxing Authority in any prior examination of Zoom or any Subsidiary which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period.

(f)

None of Zoom, any of its Subsidiaries or any other Person on their behalf has (i) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of Law or has any knowledge that any Taxing Authority has proposed any such adjustment, or has any application pending with any Taxing Authority requesting permission for any changes in accounting methods that relate to Zoom or any Subsidiary, (iii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of Law with respect to Zoom or any Subsidiary, (iv) requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed, (v) granted any extension or waived the statute of limitations for the assessment or collection of Taxes, which Taxes have not since been paid, or (vi) granted to any Person any power of attorney that is currently in force with respect to any Tax matter.

(g)

Neither Zoom nor any of its Subsidiaries is a party to any tax sharing, allocation, indemnity or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make any payments after the Closing.

(h)

There is no contract, agreement, plan or arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by Zoom, TCB Digital or their respective Affiliates by reason of Section 280G of the Code or would be subject to withholding under Section 4999 of the Code.

(i)

Neither Zoom nor any of its Subsidiaries is subject to any private letter ruling of the IRS or comparable rulings of any Taxing Authority.

(j)

There are no Liens as a result of any unpaid Taxes upon any of the assets of Zoom or any Subsidiary.

(k)

Neither Zoom nor any of its Subsidiaries has ever been a member of any consolidated, combined, affiliated or unitary group of corporations for any Tax purposes other than a group in which Zoom is the common parent.

(l)

Section 5.25(l) of the Zoom Disclosure Schedule sets forth each Subsidiary of Zoom that is properly treated as (i) a disregarded entity (i.e., not treated as an entity separate from its owner) under Treasury Regulations Section 301.7701-3 and under each analogous or similar provision of state or local law in each jurisdiction where such Subsidiary is required to file a Tax Return and (ii) a partnership under Subchapter K of the Code and under each analogous or similar provision of state or local law in each jurisdiction where such Subsidiary is required to file a Tax Return. No Subsidiary of Zoom has had a voluntary or involuntary termination or revocation of the status described in clause (i) or (ii).

(m)

Neither Zoom nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.

(n)

There is no taxable income of Zoom or any of its Subsidiaries that will be required under applicable Tax Law to be reported by the Purchaser or any of its Affiliates, including Zoom or any of its Subsidiaries, for a taxable period beginning after the Closing Date which taxable income was realized prior to the Closing Date.

(o)

Section 5.25(o) of the Zoom Disclosure Schedule sets forth, with respect to each of Zoom and its Subsidiaries (i) any “intercompany transactions” in respect of which gain was and continues to be deferred pursuant to Treasury Regulations Section 1.1502-13 or any analogous or similar provision of Law, (ii) any “excess loss accounts” in respect of the stock of any Subsidiary pursuant to Treasury Regulations Section 1.1502-19, or any analogous or similar provision of Law, and (iii) a tax basis balance sheet reflecting the tax basis of such company’s assets (including the tax basis that Zoom has in the basis of each of its Subsidiaries).

(p)

Zoom and its Subsidiaries have disclosed on their federal income Tax Returns all positions taken therein that could give rise to substantial understatement of federal income tax within the meaning of Section 6662 of the Code.

(q)

None of Zoom or any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(c)(3)(i)(A).

(r)

Neither Zoom nor any of its Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States and the United Kingdom, or has engaged in a trade or business in any country other than the United States and the United Kingdom that subjected it to income tax in such country.

(s)

Neither Zoom nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

(t)

The net operating losses of Zoom and its Subsidiaries are not subject to any limitation on their use under the provisions of Sections 382, 384, or 269 of the Code or any of the provisions of the Treasury Regulations dealing with the utilization of net operating losses other than any such limitations as may arise as a result of the consummation of the transactions contemplated hereby.

(u)

Except for the effect of any action following the Closing but after giving effect to actions of Zoom or its stockholders prior to the Closing, the federal income tax net operating loss carryforwards of Zoom that may be carried forward to the first taxable period of Zoom shall be equal to at least $36,000,000.

(v)

For purposes of this Section 5.25, any reference to Zoom or its Subsidiaries shall be deemed to include any Person which merged with or was liquidated into Zoom or any Subsidiary.

Section 5.26

Foreign Corrupt Practices. Neither Zoom, nor to Zoom’s Best Knowledge, any Representative of Zoom has, in the course of its actions for, or on behalf of, Zoom (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the FCPA; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 5.27

Money Laundering Laws. The operations of Zoom are and have been conducted at all times in compliance with Money Laundering Laws and no proceeding involving Zoom with respect to the Money Laundering Laws is pending or, to the Best Knowledge of the officers of Zoom, is threatened in writing.

Section 5.28

Governmental Inquiry. Zoom has not received any material written inspection report, questionnaire, inquiry, demand or request for information from a Governmental Authority with respect to Zoom.

Section 5.29

Records. The books of account, minute books and stockholder records of Zoom made available to the Seller Parties are complete and accurate in all material respects, and there have been no material transactions involving Zoom which are required to be set forth therein and which have not been so set forth.

ARTICLE 6

CONDUCT PRIOR TO THE CLOSING

Section 6.1

Covenants of Seller Parties.  During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, the Seller Parties agree that, except as otherwise consented to in writing by Zoom, (i) Gu and the Seller Parties shall not enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale relating to the JL Shares or the Leimone Shares; (ii) Gu and the Seller Parties shall not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or permit any Lien to be placed upon the JL Shares or the Leimone Shares; and (iii) TCB Digital shall (except to the extent expressly contemplated by this Agreement), (a) carry on its business in the ordinary course in substantially the same manner as heretofore conducted, to pay debts and Taxes when due (subject to good faith disputes over such debts or taxes), to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organizations and (b) use its commercially reasonable efforts consistent with past practice to keep available the services of its present officers, directors and employees and use its commercially reasonable efforts consistent with past practice to preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, to the end that there shall not be a Material Adverse Effect in its ongoing businesses as of the Closing Date. Seller Parties agree to promptly notify Zoom of any material event or occurrence not in the ordinary course of its business and of any event that would have a Material Adverse Effect on any of the Leimone Companies or TCB Digital. Without limiting the generality of the forgoing, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, except as listed on Section 6.1 of the Seller Party Disclosure Schedule or as otherwise expressly permitted by or provided for in this Agreement, Seller Parties shall not allow, cause or permit any of the following actions to occur with respect to TCB Digital without the prior written consent of Zoom, which shall not be unreasonably delayed or withheld:

(a)

Charter Documents. Cause or permit any amendments to any of the TCB Digital Constituent Instruments, or any other equivalent organizational documents, except as contemplated by this Agreement;

(b)

Dividends; Changes in Capital Stock. Except as set forth in Section 6.1(b) of the Seller Party Disclosure Schedule, declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

(c)

Material Contracts. Enter into any new TCB Digital Material Contract, or violate, amend or otherwise modify or waive any of the terms of any existing TCB Digital Material Contract, other than (i) in the ordinary course of business consistent with past practice or (ii) upon prior consultation with, and prior written consent (which shall not be unreasonably delayed or withheld) of Zoom to this Agreement;

(d)

Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities;

(e)

Intellectual Property. Transfer or license to any Person or entity any Intellectual Property Rights other than the license of non-exclusive rights to Intellectual Property Rights in the ordinary course of business consistent with past practice;

(f)

Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to its business, taken as a whole, except in the ordinary course of business consistent with past practice;

(g)

Indebtedness. Except in its ordinary course of business, issue or sell any debt securities or guarantee any debt securities of others in excess of $100,000 in the aggregate;

(h)

Payment of Obligations. Pay, discharge or satisfy in an amount in excess of $100,000 in any one case, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than (i) in the ordinary course of business, and (ii) the payment, discharge or satisfaction of liabilities reflected or reserved against in the financial statements of TCB Digital;

(i)

Capital Expenditures. Make any capital expenditures, capital additions or capital improvements except in the ordinary course of business and consistent with past practice that do not exceed $100,000 individually or in the aggregate;

(j)

Acquisitions. Acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire any assets which are material, individually or in the aggregate, to its business, taken as a whole, or acquire any equity securities of any corporation, partnership, association or business organization;

(k)

Taxes. Make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any Tax Return or any amendment to a Tax Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

(l)

Employment. Except as required to comply with Legal Requirements or agreements or pursuant to plans or arrangements existing on the date hereof, (i) take any action with respect to, adopt, enter into, terminate or amend any employment, severance, retirement, retention, incentive or similar agreement, arrangement or benefit plan for the benefit or welfare of any current or former director, officer, employee or consultant or any collective bargaining agreement (provided, however, that the Parties may hire employees or independent contractors (A) for the sole purpose of replacing employees who have terminated their employment, provided that the hired employees must be hired on terms and conditions, including compensation, which are substantially equivalent to the terms and conditions of the employees being replaced, (B) with respect to any open requisitions for employment existing on the date hereof or (C) other than employees or independent contractors hired in the ordinary course of business terminable at will, (ii) increase in any respect the compensation or fringe benefits of, or pay any bonus to, any director, executive officer, (iii) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, (iv) pay any material benefit not provided for as of the date of this Agreement under any benefit plan, (v) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder, or (vi) take any action other than in the ordinary course of business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

(m)

Facility. Open or close any facility or office except in the ordinary course of business;

(n)

Insurance. Fail to maintain insurance at levels substantially comparable to levels existing as of the date of this Agreement;

(o)

Litigation. Initiate, compromise or settle any material litigation or arbitration proceedings; and

(p)

Other. Agree in writing or otherwise to take, any of the actions described in Sections 6.1(a) through (o) above, or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform its covenants hereunder.

Section 6.2

Covenants of Zoom. From the date hereof until the earlier of the termination of this Agreement or the Closing Date, Zoom agrees that Zoom shall use commercially reasonable efforts (except to the extent expressly contemplated by this Agreement or as consented to in writing by the other Parties), to carry on its business in the ordinary course in substantially the same manner as heretofore conducted, to pay debts and Taxes when due (subject to good faith disputes over such debts or Taxes), to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organizations. Zoom agrees to promptly notify the Seller Parties of any material event or occurrence not in the ordinary course of its business and of any event that would have a Material Adverse Effect on Zoom. Without limiting the generality of the forgoing, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, except as listed on Section 6.2 of the Zoom Disclosure Schedule or as otherwise expressly permitted by or provided for in this Agreement, Zoom shall not do, allow, cause or permit any of the following actions to occur without the prior written consent of the Seller Parties, which consent shall not be unreasonably delayed or withheld:

(a)

Charter Documents. Adopt or propose any material change in Zoom Constituent Instruments except for such amendments required by any Legal Requirement or the rules and regulations of the SEC or The Nasdaq Stock Market, Inc. (or such other applicable national securities exchange);

(b)

Accounting Policies and Procedures. Change any method of accounting or accounting principles or practices by Zoom, except for any such change required by any Legal Requirement or by a change in any Legal Requirement or U.S. GAAP;

(c)

SEC Reports. Fail to timely file or furnish to or with the SEC all reports, schedules, forms, statements and other documents required to be filed or furnished (except those filings by affiliates of Zoom required under Section 16(a) of the Exchange Act which do not have a Material Adverse Effect on Zoom);

(d)

Issuance of Securities. Except in connection with (i) vested options currently owned by employees of Zoom or members of the Zoom Board, (ii) the shelf-registration statement on Form S-3 filed with the SEC on January 22, 2009 (the “Shelf Registration Statement”), or (iii) investments by third parties in Zoom Telephonics, provided such investments do not require the issuance, delivery or sale of Zoom securities; issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock (including treasury shares) or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities;

(e)

Issuance of Equity Incentive Awards. Issue any new equity incentive awards to any Person, or cause any material changes to be made to the terms of Zoom’s currently outstanding equity incentive awards;

(f)

Dividends; Changes in Capital Stock. Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

(g)

Liabilities. Incur any liabilities; provided, however, that Zoom Telephonics may incur liabilities up to $50,000, if Zoom is in no way responsible for or obligated under such liabilities;

(h)

Material Contracts. Enter into any new Zoom Material Contract, or violate, amend or otherwise modify or waive any of the terms of any existing Zoom Material Contract, other than upon prior consultation with, and prior written consent (which shall not be unreasonably delayed or withheld) of the Seller Parties; provided, however, that Zoom Telephonics may enter into a Contract (excluding a Zoom Material Contract) if (x) Zoom is not a party to such Contract and (y) Zoom is in no way responsible for or obligated under such Contract;

(i)

Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to its business, taken as a whole; provided, however, that Zoom may (i) sell its interests in Unity Business Networks, L.L.C. or Redmoon, Inc., or (iii) sell Zoom Telephonics assets;

(j)

Indebtedness. Issue or sell any debt securities or guarantee any debt securities of others; provided, however, that Zoom Telephonics may issue or sell debt securities or guarantee debt securities of others if Zoom is in no way responsible for or obligated under such debt securities;

(k)

Payment of Obligations. Pay, discharge or satisfy in an amount in excess of $100,000 in any one case, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than (i) in the ordinary course of business, and (ii) the payment, discharge or satisfaction of liabilities reflected or reserved against in the financial statements of Zoom;

(l)

Capital Expenditures. Make any capital expenditures, capital additions or capital improvements except in the ordinary course of business and consistent with past practice that do not exceed $50,000 individually or in the aggregate;

(m)

Acquisitions. Acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire any assets which are material, individually or in the aggregate, to its business, taken as a whole, or acquire any equity securities of any corporation, partnership, association or business organization; provided, however, that Zoom Telephonics may acquire assets or enter into strategic partnerships or joint ventures, provided Zoom is in no way responsible for or obligated under any agreements related to such actions;

(n)

Taxes. Make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any Tax Return or any amendment to a Tax Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

(o)

Employment. Except as required to comply with applicable Law or agreements or pursuant to plans or arrangements existing on the date hereof, (i) take any action with respect to, adopt, enter into, terminate or amend any employment, severance, retirement, retention, incentive or similar agreement, arrangement or benefit plan for the benefit or welfare of any current or former director, officer, employee or consultant or any collective bargaining agreement; provided, however, that Zoom Telephonics may hire employees or independent contractors (A) for the sole purpose of replacing employees who have terminated their employment, provided that the hired employees must be hired on terms and conditions, including compensation, which are substantially equivalent to the terms and conditions of the employees being replaced, (B) with respect to any open requisitions for employment existing on the date hereof or (C) other than employees or independent contractors hired in the ordinary course of business terminable at will, (ii) increase in any respect the compensation or fringe benefits of, or pay any bonus to, any director, executive officer, (iii) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, (iv) pay any material benefit not provided for as of the date of this Agreement under any benefit plan, (v) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder, or (vi) take any action other than in the ordinary course of business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

(p)

Facility. Open or close any facility or office;

(q)

Insurance. Fail to maintain insurance at levels substantially comparable to levels existing as of the date of this Agreement; and

(r)

Other. Agree in writing or otherwise to take, any of the actions described in Sections 6.2(a) through (q) above, or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform its covenants hereunder.

ARTICLE 7

COVENANTS OF SELLER PARTIES

Section 7.1

Financial Statements.

(a)

TCB Digital Financial Statements. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, TCB Digital shall deliver to Zoom (i) audited financial statements prepared in accordance with U.S. GAAP for each fiscal year, beginning with the year ended December 31, 2008, no later than March 31 following the end of such fiscal year, and (ii) unaudited interim financial statements prepared in accordance with U.S. GAAP for the first three quarters of each fiscal year, beginning with the quarter ending March 31, 2009, no later than 45 days following the end of such fiscal quarter.

(b)

TCB Digital Financial Information. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, TCB Digital shall provide to Zoom a copy of any financial information prepared in the ordinary course consistent with TCB Digital’s current practice on an individual and consolidated basis for TCB Digital, together with such further explanation and information with respect thereto as may be reasonably requested by Zoom.

(c)

Leimone Company Financial Statements. If Zoom exercises its Purchase Option with respect to any of the Leimone Companies, Gu shall cause such Leimone Company to provide Zoom with the financial statements described in Section 1.3(b).

Section 7.2

Insurance. Through the Closing Date, Seller Parties shall cause TCB Digital to maintain insurance policies providing insurance coverage for the Business and the assets and properties of TCB Digital of the kinds, in the amounts and against the risks as are commercially reasonable for the businesses and risks covered.

Section 7.3

No Securities Transactions.  None of the Seller Parties, directly or indirectly, shall engage in any transactions involving the securities of Zoom prior to the time of the making of a public announcement of the Transactions contemplated by this Agreement.

Section 7.4

Fulfillment of Conditions. Seller Parties shall use reasonable efforts to fulfill the conditions specified in Article 10 to the extent that the fulfillment of such conditions is within their control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the Transactions contemplated hereby and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including using their commercially reasonable efforts to conduct the Business in such manner that on the Closing Date the representations and warranties of Seller Parties contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

Section 7.5

Disclosure of Certain Matters. From the date hereof through the Closing Date, Seller Parties shall give Zoom prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of Seller Parties contained herein to be inaccurate or otherwise misleading, (c) gives Seller Parties any reason to believe that any of the conditions set forth in Article 10 will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of the Leimone Companies or TCB Digital, or (e) would require any amendment or supplement to the Proxy Statement.

Section 7.6

Regulatory and Other Authorizations; Notices and Consents. Seller Parties shall use its commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to this Agreement and the Transaction Documents to which it is a party and will cooperate fully with Zoom in promptly seeking to obtain all such authorizations, consents, orders and approvals (and in such regard use commercially reasonable efforts to cause the relevant Government Authorities to permit the Seller Parties and/or their counsel to participate in the conversation and correspondence with such Government Authorities together with Seller Parties’ counsel).

Section 7.7

Related Tax. From the date hereof through the Closing Date, Seller Parties shall cause TCB Digital, consistent with past practice, to (i) duly and timely file all Tax Returns and other documents required by it to be filed with applicable Governmental Authorities, the failure to file of which could have a material negative impact, financial or otherwise, subject to extensions permitted by law and properly granted by the appropriate authority, provided that Seller Parties notify Zoom that TCB Digital is availing itself of such extensions, and (ii) pay all Tax shown as due on such Tax Returns. Gu or Gold Lion covenant and agree to pay any tax and duties assessed by any Governmental Authority of the PRC on receipt of the Equity Payment pursuant to this Agreement.

Section 7.8

Proxy Statement.  Seller Parties shall use reasonable efforts to provide promptly to Zoom such information concerning its business affairs and financial statements as, in the reasonable judgment of Zoom or its counsel, may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto, shall cause its counsel to cooperate with Zoom’s counsel in the preparation of the Proxy Statement and shall request the cooperation of TCB Digital’s auditors in the preparation of the Proxy Statement. In addition, TCB Digital shall furnish to Zoom a completed directors and officers questionnaire for each Person specified in Section 7.8 of the Seller Party Disclosure Schedule (the “New Zoom Executive Officers and Directors”) as soon as practical, but no later than February 20, 2009. Following the Closing, Zoom shall cause each New Zoom Executive Officer and Director to become an executive officer and/or director of Zoom. None of the information provided in writing by or on behalf of the Seller Parties specifically for inclusion or incorporation by reference in the Proxy Statement at the time the Proxy Statement is mailed or delivered to the Zoom stockholders and as of the Closing, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If any information provided by Seller Parties or the New Zoom Officers and Directors is discovered or any event occurs with respect to any of such individuals, or any change occurs with respect to the other information provided by Seller Parties included in the Proxy Statement which is required to be described in an amendment of, or a supplement to, the Proxy Statement so that such document does not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Seller Parties shall notify Zoom promptly of such event.

Section 7.9

Leimone Companies Pre-emptive Right. Gu agrees to deliver, no less than ten (10) business days prior to Closing, executed agreements in form reasonably acceptable to Zoom with each of the Leimone Companies providing Zoom with a right of first refusal to acquire any debt or equity securities to be issued or sold by such Leimone Company from the date hereof until the expiration of the Option Period related to such Leimone Company.

Section 7.10

No Solicitation. The Seller Parties shall not, nor shall they authorize or permit any of their directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative (collectively, “Representatives”) retained by it or any of its Affiliates to, directly or indirectly through another Person, (i) solicit, initiate or encourage, or take any other action designed to, or which could reasonably be expected to, facilitate, any TCB Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information, or otherwise cooperate in any way with, any TCB Takeover Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of Seller Parties shall be a breach of this Section 7.10 by Seller Parties. Seller Parties shall immediately cease and cause to be terminated any existing discussions or negotiations with any Person conducted heretofore with respect to any TCB Takeover Proposal and request the prompt return or destruction of all confidential information previously furnished to such Person(s). Notwithstanding any other provision of this Agreement, at any time prior to obtaining the Stockholder Approval, in response to a bona fide written TCB Takeover Proposal that the Board of Directors of TCB Digital determines in good faith by a majority vote of the disinterested members thereof (after consultation with outside counsel) constitutes or would reasonably be expected to lead to a TCB Superior Proposal, and which TCB Takeover Proposal was not solicited after the date hereof and was made after the date hereof and did not otherwise result from a breach of this Section 7.10, TCB Digital may, if its Board of Directors determines in good faith by a majority vote of the disinterested members thereof (after consultation with outside counsel) that it is required to do so in order to comply with its fiduciary duties to the stockholders of TCB Digital (excluding Gold Lion) under applicable law (x) furnish information with respect to TCB Digital to the Person making such TCB Takeover Proposal (and its Representatives) pursuant to a customary confidentiality agreement (a copy of which shall be provided to Zoom); provided that all such information has previously been provided to Zoom or is provided to Zoom prior to or substantially concurrent with the time it is provided to such Person, and (y) participate in discussions or negotiations with the Person making such TCB Takeover Proposal (and its Representatives) regarding such TCB Takeover Proposal.

The term “TCB Takeover Proposal” means any inquiry, proposal or offer from any Person relating to, or that would reasonably be expected to lead to, any direct or indirect acquisition or purchase, in one transaction or a series of transactions, of 15% or more of any class of equity securities or assets of TCB Digital, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 15% or more of any class of equity securities or assets of TCB Digital, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution, joint venture, binding share exchange or similar transaction involving TCB Digital pursuant to which any Person or the stockholders of any Person would own 15% or more of any class of equity securities or assets of TCB Digital, other than the transactions contemplated by this Agreement.

The term “TCB Superior Proposal” means any bona fide offer made by a third party (excluding Gold Lion, Gu or any Affiliates of such parties) that if consummated would result in such Person (or its stockholders) owning, directly or indirectly, more than 50% of the shares of TCB Digital’s equity securities then outstanding (or of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or more than 50% of the assets of TCB Digital, which the Board of Directors of TCB Digital determines in good faith by a majority vote of the disinterested members thereof (after consultation with outside counsel) to be (i) more favorable to the stockholders of TCB Digital (excluding Gold Lion) from a financial point of view than the Share Exchange (taking into account all the terms and conditions of such proposal and this Agreement (including any changes to the terms of this Agreement proposed by Zoom in response to such offer or otherwise)) and (ii) reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.

In addition to the obligations of Seller Parties set forth above in this Section 7.10, the Seller Parties shall promptly advise Zoom orally and in writing of any TCB Takeover Proposal, the material terms and conditions of any such TCB Takeover Proposal or inquiry (including any material changes thereto) and the identity of the Person making any such TCB Takeover Proposal or inquiry. Seller Parties shall (i) keep Zoom promptly and reasonably informed of the status and details (including any material change to the terms thereof) of any such TCB Takeover Proposal or inquiry and (ii) provide to Zoom as soon as practicable after receipt or delivery thereof with copies of all material correspondence and other written material sent or provided to Seller Parties from any Person that describes any of the terms or conditions of any TCB Takeover Proposal.

ARTICLE 8

COVENANTS OF ZOOM AND ZOOM TELEPHONICS

Section 8.1

Proxy Statement Filing, SEC Filings and Stockholders’ Meeting.

(a)

Zoom shall cause a meeting of its stockholders (the “Stockholders’ Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of voting on the adoption and approval of, among others, this Agreement and the Transactions contemplated hereby and by the Transaction Documents. In connection with the Stockholders’ Meeting, Zoom (a) will use commercially reasonable efforts to file with the SEC as promptly as practicable the Proxy Statement, which shall serve as a proxy statement pursuant to Section 14(a), Regulation 14A, and Schedule 14A under the Exchange Act and all other proxy materials for such meeting, (b) upon receipt of approval from the SEC, will mail to its stockholders the Proxy Statement and other proxy materials, and (c) will otherwise comply with all Legal Requirements applicable to the Stockholders’ Meeting.

(b)

Zoom will timely provide to Seller Parties all correspondence with the SEC and will not file any amendment to the filings with the SEC without the prior consent of Seller Parties, which consent shall not be unreasonably delayed or withheld.

Section 8.2

Fulfillment of Conditions.  From the date hereof to the Closing Date, Zoom shall use its commercially reasonable efforts to fulfill the conditions specified in Article 10 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the Transactions contemplated hereby, and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including using its commercially reasonable efforts to conduct the business of Zoom in such manner that on the Closing Date the representations and warranties of Zoom contained herein shall be accurate as though then made).

Section 8.3

Disclosure of Certain Matters.  From the date hereof through the Closing Date, Zoom shall give the Seller Parties prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of Zoom contained herein to be inaccurate or otherwise misleading, (c) gives Zoom any reason to believe that any of the conditions set forth in Article 10 will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of Zoom, or (e) would require any amendment or supplement to the Proxy Statement.

Section 8.4

Regulatory and Other Authorizations; Notices and Consents. Zoom shall use its commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the Transaction Documents to which it is a party and will cooperate fully with the Seller Parties in promptly seeking to obtain all such authorizations, consents, orders and approvals (and in such regard use commercially reasonable efforts to cause the relevant Government Authorities to permit the Seller Parties and/or its counsel to participate in the conversation and correspondence with such Government Authorities together with Zoom counsel).

Section 8.5

Related Tax. From the date hereof through the Closing Date, Zoom, consistent with past practice, shall (i) duly and timely file all Tax Returns and other documents required by it be filed with applicable Governmental Authorities, the failure to file of which could have a material negative impact, financial or otherwise, subject to extensions permitted by law and properly granted by the appropriate authority, provided that Zoom notifies the Seller Parties that Zoom is availing itself of such extensions, and (ii) pay all Tax shown as due on such Tax Returns.

Section 8.6

Insurance. Through the Closing Date, Zoom shall maintain insurance policies providing insurance coverage for the business of Zoom and the assets and properties of Zoom of the kinds, in the amounts and against the risks as are commercially reasonable for the businesses and risks covered.

Section 8.7

No Solicitation.

(a)

Zoom shall not, nor shall it authorize or permit any of its Subsidiaries or any of their Representatives retained by it or any of its Affiliates to, directly or indirectly through another Person, (i) solicit, initiate or encourage, or take any other action designed to, or which could reasonably be expected to, facilitate, any Zoom Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information, or otherwise cooperate in any way with, any Zoom Takeover Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of Zoom or any of its Subsidiaries shall be a breach of this Section 8.7(a) by Zoom. Zoom shall, and shall cause its Subsidiaries to, immediately cease and cause to be terminated any existing discussions or negotiations with any Person conducted heretofore with respect to any Zoom Takeover Proposal and request the prompt return or destruction of all confidential information previously furnished to such Person(s). Notwithstanding any other provision of this Agreement, at any time prior to obtaining the Stockholder Approval, in response to a bona fide written Zoom Takeover Proposal that the Board of Directors of Zoom determines in good faith by a majority vote of the disinterested members thereof (after consultation with outside counsel) constitutes or would reasonably be expected to lead to a Zoom Superior Proposal, and which Zoom Takeover Proposal was not solicited after the date hereof and was made after the date hereof and did not otherwise result from a breach of this Section 8.7(a), Zoom may, if its Board of Directors determines in good faith by a majority vote of the disinterested members thereof (after consultation with outside counsel) that it is required to do so in order to comply with its fiduciary duties to the stockholders of Zoom under applicable law, and subject to compliance with Section 8.7(c), (x) furnish information with respect to Zoom and its Subsidiaries to the Person making such Zoom Takeover Proposal (and its Representatives) pursuant to a customary confidentiality agreement (a copy of which shall be provided to Seller Parties); provided that all such information has previously been provided to Seller Parties or is provided to Seller Parties prior to or substantially concurrent with the time it is provided to such Person, and (y) participate in discussions or negotiations with the Person making such Zoom Takeover Proposal (and its Representatives) regarding such Zoom Takeover Proposal.

The term “Zoom Takeover Proposal” means any inquiry, proposal or offer from any Person relating to, or that would reasonably be expected to lead to, any direct or indirect acquisition or purchase, in one transaction or a series of transactions, of 15% or more of any class of equity securities of Zoom, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 15% or more of any class of equity securities of Zoom, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution, joint venture, binding share exchange or similar transaction involving Zoom pursuant to which any Person or the stockholders of any Person would own 15% or more of any class of equity securities of Zoom, other than the transactions contemplated by this Agreement.

The term “Zoom Superior Proposal” means any bona fide offer made by a third party that if consummated would result in such Person (or its stockholders) owning, directly or indirectly, more than 50% of the shares of Zoom’s common stock then outstanding (or of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or more than 50% of the assets of Zoom, which the Board of Directors of Zoom determines in good faith by a majority vote of the disinterested members thereof (after consultation with outside counsel and a financial advisor of nationally recognized reputation) to be (i) more favorable to the stockholders of Zoom from a financial point of view than the Share Exchange (taking into account all the terms and conditions of such proposal and this Agreement (including any changes to the terms of this Agreement proposed by Seller Parties in response to such offer or otherwise)) and (ii) reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.

(b)

Neither the Board of Directors of Zoom nor any committee thereof shall (i)(A) withdraw (or modify in a manner adverse to Seller Parties), or publicly propose to withdraw (or modify in a manner adverse to Seller Parties), the approval, recommendation or declaration of advisability by such Board of Directors or any such committee thereof of this Agreement, the Share Exchange or the other transactions contemplated by this Agreement or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Zoom Takeover Proposal (any action described in this clause (i) being referred to as a “Zoom Adverse Recommendation Change”) or (ii) approve or recommend, or propose to approve or recommend, or allow Zoom or any of its Affiliates to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting or related to, or that is intended to or would reasonably be expected to lead to, any Zoom Takeover Proposal (other than a confidentiality agreement referred to in Section 8.7(a)) (an “Acquisition Agreement”). Notwithstanding the foregoing, if at any time prior to obtaining the Stockholder Approval, the Board of Directors of Zoom receives a Zoom Superior Proposal and as a result thereof determines in good faith by a majority vote of the disinterested members of the Board of Directors (after consultation with outside counsel) that it is required to do so in order to comply with its fiduciary duties to the stockholders of Zoom under applicable law, Zoom may make a Zoom Adverse Recommendation Change; provided, however, that no Zoom Adverse Recommendation Change may be made until after the fourth business day following Seller Parties’ receipt of written notice (a “Notice of Adverse Recommendation”) from Zoom advising Seller Parties that the Board of Directors of Zoom intends to take such action and specifying all material terms and conditions of any Zoom Superior Proposal that is the basis of the proposed action by the Board of Directors (it being understood and agreed that any amendment to the financial terms or any other material term of such Zoom Superior Proposal shall require a new Notice of Adverse Recommendation and a new four business day period). In determining whether to make a Zoom Adverse Recommendation Change, the Board of Directors of Zoom shall take into account any changes to the terms of this Agreement proposed by Seller Parties in response to a Notice of Adverse Recommendation or otherwise.

In addition to the obligations of Zoom set forth in paragraphs (a) and (b) of this Section 8.7, Zoom shall promptly advise Seller orally and in writing of any Zoom Takeover Proposal, the material terms and conditions of any such Zoom Takeover Proposal or inquiry (including any material changes thereto) and the identity of the Person making any such Zoom Takeover Proposal or inquiry. Zoom shall (i) keep Seller promptly and reasonably informed of the status and details (including any material change to the terms thereof) of any such Zoom Takeover Proposal or inquiry and (ii) provide to Seller Parties as soon as practicable after receipt or delivery thereof with copies of all material correspondence and other written material sent or provided to Zoom or any of its Subsidiaries from any Person that describes any of the terms or conditions of any Zoom Takeover Proposal.

(c)

Nothing contained in this Section 8.7 shall prohibit Zoom from (x) taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or (y) making any disclosure to the stockholders of Zoom if, in the good faith judgment of the Board of Directors, as determined by a majority vote of the disinterested members thereof (after consultation with outside counsel), the failure to so disclose would be inconsistent with its obligations under applicable law, including the Board of Directors’ duty of candor to the stockholders of Zoom; provided, however, that in no event shall Zoom or its Board of Directors or any committee thereof take, or agree or resolve to take, any action prohibited by Section 8.7(b).

Section 8.8

Lock-Up and Voting Agreements; Founder Lock-Up Agreements. Zoom shall cause (i) each of its executive officers and directors to execute and deliver to Zoom on the date hereof a Lock-Up and Voting Agreement in the form of Exhibit B, pursuant to which each such Person agrees (x) that during the period commencing on and including the date hereof and ending on and including the Closing Date, each such Person will not sell, transfer, assign, pledge or hypothecate any shares of Zoom’s common stock and (y) to vote all shares of Zoom’s common stock owned or controlled by such Person in favor of the approval of this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth in the Lock-Up and Voting Agreement and (ii) each of Frank Manning and Peter Kramer to execute and deliver to Zoom on or before the Closing Date a Founder Lock-Up Agreement in the form of Exhibit C, pursuant to which each such Person agrees that during the period commencing on the Closing Date and ending on and including the 365th day following the date of the Closing, each such Person will not sell, transfer, assign, pledge or hypothecate, in any calendar month, greater than 3% of the shares of Zoom’s common stock sold in the previous four (4) calendar weeks. Zoom will enforce any existing agreements between Zoom and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of Zoom’s securities. In addition, Zoom will direct its transfer agent to place stop transfer restrictions upon any such securities of Zoom that are bound by “lock-up” agreements for the duration of the periods contemplated in such agreements. Prior to the Closing, Zoom shall not permit the amendment or waiver of any Lock-Up and Voting Agreement or Founder Lock-Up Agreement without the prior written consent of TCB Digital.

Section 8.9

Transaction Documents. Zoom and Zoom Telephonics agree to enter into and perform under the Separation Agreement and License Agreement.

Section 8.10

Zoom Separation. Zoom and Zoom Telephonics agree to structure, conduct and execute the Zoom Separation in a manner that ensures that following the Closing Zoom does not retain any existing or potential liability related to the Zoom Legacy Business, including specifically, but without limitation, any existing or potential liability following the Closing to any current or former employee, leased employee, director, officer, independent contractor or other service provider employed by or rendering services to the Zoom Legacy Business relating to their employment or service or the termination of their employment or service.

Section 8.11

Cooperation with Review of Zoom Separation and Distribution. Zoom and Zoom Telephonics shall fully cooperate with the Seller Parties and their Representatives in the review of the Zoom Separation and Distribution.

Section 8.12

NASDAQ Listing. Zoom agrees to take all reasonable action necessary to maintain its common stock listing on the NASDAQ Capital Market. Zoom also agrees to fully cooperate with the Seller Parties and their Representatives in the process of applying to have Zoom’s common stock listed on the NASDAQ Capital Market upon and following the Closing.

ARTICLE 9

ADDITIONAL AGREEMENTS AND COVENANTS

Section 9.1

Disclosure Schedules. Each of the Parties shall, as of the Closing Date, have the obligation to supplement or amend their respective Disclosure Schedules being delivered concurrently with the execution of this Agreement and annexes and exhibits hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedules. The obligations of the Parties to amend or supplement their respective Disclosure Schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, the representations and warranties of the Parties shall be made with reference to the Disclosure Schedules as they exist at the time of execution of this Agreement.

Section 9.2

Confidentiality. Between the date hereof and the Closing Date, each of Zoom and the Seller Parties shall hold and shall cause their respective Representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law or by the rules and regulations of, or pursuant to any agreement of a stock exchange or trading system, all documents and information concerning the other Party furnished it by such other Party or its Representatives in connection with the Transactions, except to the extent that such information can be shown to have been (a) previously known by the Party to which it was furnished, (b) in the public domain through no fault of such Party or (c) later lawfully acquired by the Party to which it was furnished from other sources, which source is not a Representative of the other Party, and each Party shall not release or disclose such information to any other Person, except its Representatives in connection with this Agreement. Each Party shall be deemed to have satisfied its obligations to hold confidential information concerning or provided by the other Party in connection with the Transactions, if it exercises the same care as it takes to preserve confidentiality for its own similar information. For the avoidance of doubt, any disclosure of information made by Zoom in its filings with the SEC as required by the applicable laws will not be a violation of this Section 9.2.

Section 9.3

Public Announcements and SEC Disclosure. From the date of this Agreement until the Closing or termination of this Agreement, Zoom and Seller Parties shall cooperate in good faith to jointly prepare all press releases, public announcements and SEC disclosure pertaining to the Transaction Documents. Each Party shall not issue or otherwise make any press release, public announcement, or SEC disclosure pertaining to the Transaction Documents without the prior consent of Zoom (in the case of the Leimone Companies and TCB Digital) or the Seller Parties (in the case of Zoom), except as required by Law or by the rules and regulations of, or pursuant to any agreement of, a stock exchange or trading system. Each Party will not unreasonably withhold approval from the others with respect to any press release, public announcement or SEC disclosure. If any Party determines with the advice of counsel that it is required to make any Transaction Document or the terms thereof public or otherwise issue a press release, make a public announcement or file SEC disclosure with respect thereto, it shall at a reasonable time before making any public disclosure, consult with the other Parties regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the transaction as may be reasonably requested by the other Parties and disclose only such information as is legally compelled to be disclosed. This provision will not apply to communications by any Party to its counsel, accountants and other professional advisors.

Section 9.4

Fees and Expenses. Except as expressly provided in Article 12, all fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses.

Section 9.5

Equity Sales Prior to Closing. If Zoom sells any equity securities on or after the date of this Agreement and before the Closing Date, any consideration received from such sales (i) will not be distributed or otherwise transferred to Zoom Telephonics or any other Person, (ii) will not be utilized in any way by Zoom Telephonics or any other Person and (iii) will remain in Zoom after the Closing of the Distribution and Share Exchange.

Section 9.6

Disposition of Equity Interests or Assets of TCB Digital. For a period of at least one (1) year after the Closing, Zoom shall not sell, transfer or otherwise dispose of any equity interest or material asset of TCB Digital without the prior written consent of Gu.

Section 9.7

Tax Free Reorganization. This Agreement is a “plan of reorganization” within the meaning of Section 1.368-2(g) of the Treasury Regulations promulgated under the Code. From and after the date of this Agreement, each Party hereto shall use its reasonable best efforts to cause the Share Exchange to qualify as a reorganization under the provisions of Section 368(a) of the Code. Further, each Party agrees not to take any action (or fail to take any action), either prior to or following the Closing, that would reasonably be expected to cause the Share Exchange to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Zoom does not know of any reason why the Share Exchange will not qualify as a reorganization within the meaning of Section 368(a) of the Code. The Seller Parties do not know of any reason why the Share Exchange will not qualify as a reorganization within the meaning of Section 368(a) of the Code. The Parties shall report, act and file all Tax Returns consistently with the foregoing treatment and shall not take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such treatment, unless required to do so by applicable law.

ARTICLE 10

CONDITIONS TO CLOSING

Section 10.1

Seller Parties Conditions Precedent. The obligations of Seller Parties to enter into and complete the Closing are subject, at the option of Seller Parties, to the fulfillment on or prior to the Closing Date of the following conditions by Zoom and Zoom Telephonics, any one or more of which may be waived by Seller Parties in writing.

(a)

Representations and Covenants. The representations and warranties of Zoom contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Zoom shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Zoom on or prior to the Closing Date, and Zoom shall have delivered to Seller Parties a certificate, dated the Closing Date, to the foregoing effect.

(b)

Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any Governmental Authorities to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of Seller Parties, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Zoom.

(c)

No Material Adverse Effect. There shall not have been, alone or in the aggregate, any one or more occurrence, event, incident, action, failure to act, or transaction since September 30, 2008 which has had or is reasonably likely to cause a Material Adverse Effect on Zoom.

(d)

Filing of Proxy Statement. Zoom shall have filed the definitive Proxy Statement with the SEC and mailed it to Zoom’s stockholders.

(e)

Zoom Stockholder Approval. In accordance with the Zoom Constituent Instruments, the requirements of The Nasdaq Stock Market, Inc. and Delaware law, this Agreement and the Transactions contemplated hereby and by the Transaction Documents shall have been approved by a majority of the votes properly cast by Zoom’s stockholders at the Stockholders’ Meeting at which at least a quorum is present.

(f)

SEC Reports. Zoom shall have filed all reports and other documents required to be filed by Zoom under the U.S. federal securities laws through the Closing Date.

(g)

Satisfactory Completion of Zoom Separation and Distribution. Zoom and Zoom Telephonics shall have completed the Zoom Separation and Distribution in a manner that is reasonably satisfactory to the Seller Parties.

(h)

Secretary’s Certificate. Seller Parties shall have received a certificate from Zoom, signed by its Secretary certifying that the attached copies of the Zoom Constituent Instruments and resolutions of the Zoom Board approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

(i)

Certificate of Good Standing. The Seller Parties shall have received a certificate of good standing under the laws of Delaware for each of Zoom and Zoom Telephonics.

(j)

Injunctions or Restraints on Conduct of Business. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint provision limiting or restricting Zoom’s conduct or operation of the business of Zoom following the Share Exchange shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other Governmental Authority, domestic or foreign, seeking the foregoing be pending.

(k)

Opinion. The Seller Parties shall have received the opinion of Cozen O’Connor in the form of Exhibit F.

(l)

Zoom Capitalization Table. The Seller Parties shall have received an equity capitalization table for Zoom as of the Closing, which provides a detailed itemized analysis of Zoom’s outstanding common stock and securities convertible into or exercisable for Zoom common stock as of the Closing.

(m)

Deliveries. All other deliveries required to be made by Zoom in Article 2 shall have been made by Zoom.

(n)

Transaction Documents. The Transaction Documents shall have been executed and delivered by the applicable Parties.

(o)

Lock-Up and Voting Agreements; Founder Lock-Up Agreements. Each of the executive officers and directors of Zoom shall have executed and delivered to the Seller Parties and Zoom a Lock-Up and Voting Agreement in the form of Exhibit B hereto and such agreements shall be in full force and effect on the Closing Date. Each of Frank Manning and Peter Kramer shall have executed and delivered to the Seller Parties and Zoom a Founder Lock-Up Agreement in the form of Exhibit C hereto and such agreements shall be in full force and effect on the Closing Date.

(p)

Resignations of Officers and Directors. Zoom and the Seller Parties shall have received resignations from all of the officers and directors of Zoom prior to the Closing Date.

(q)

Separation Agreements and General Releases. Zoom and the Seller Parties shall have received a Separation Agreement and General Release from each Person who is a party to an employment or consulting agreement with Zoom prior to the Closing Date. Each such Separation Agreement and General Release shall be dated no earlier than 20 days before the Closing Date and no later than ten days before the Closing Date.

(r)

Appointment or Election of Executive Officers and Directors Designated by TCB Digital. The Seller Parties shall have received evidence of the due appointment or election of the New Zoom Executive Officers and Directors, effective upon the Closing.

(s)

Payment of Zoom Transaction Costs. The Seller Parties shall have received evidence that Zoom has paid all of its costs associated with this transaction, including legal and advisory fees.

(t)

Payment of Zoom Outstanding Liabilities. The Seller Parties shall have received evidence that Zoom has paid all outstanding liabilities.

(u)

Studies as to Tax Basis and Earnings and Profits. The Seller Parties shall have received studies prepared by KLR, along with work papers and explanations of procedures, with conclusions as to (i) the tax basis that Zoom has in the stock of Zoom Telephonics as of the Closing Date, and (ii) the current and accumulated “earnings and profits” of Zoom as of the Closing Date. A draft of such studies shall be provided to the Seller Parties within 30 days prior to the Closing Date for Seller Parties’ review and comment, with finalized copies to be delivered to the Seller Parties as of the Closing Date.

Section 10.2

Zoom Conditions Precedent. The obligations of Zoom to enter into and complete the Closing are subject, at the option of Zoom, to the fulfillment on or prior to the Closing Date of the following conditions by Seller Parties, any one or more of which may be waived by Zoom in writing.

(a)

Representations and Covenants. The representations and warranties of Seller Parties contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Seller Parties shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date, and Seller Parties shall have delivered to Zoom a certificate, dated the Closing Date, to the foregoing effect.

(b)

Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any Governmental Authorities, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of Seller Parties, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Zoom.

(c)

No Material Adverse Effect. There shall not have been, alone or in the aggregate, any one or more occurrence, event, incident, action, failure to act, or transaction since June 30, 2008 which has had or is reasonably likely to cause a Material Adverse Effect on any of the Leimone Companies or TCB Digital.

(d)

Filing of Proxy Statement. Zoom shall have filed the definitive Proxy Statement with the SEC and mailed it to Zoom’s stockholders.

(e)

Zoom Stockholder Approval. In accordance with the Zoom Constituent Instruments, the requirements of The Nasdaq Stock Market, Inc. and Delaware law, this Agreement and the Transactions contemplated hereby and by the Transaction Documents shall have been approved by a majority of the votes properly cast by Zoom’s stockholders at the Stockholders’ Meeting at which at least a quorum is present.

(f)

Officer’s Certificate. Zoom shall have received a certificate from Seller Parties, certifying that the attached copies of the TCB Digital Constituent Instruments and resolutions of TCB Digital or other authorizing documents approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

(g)

Business License and Annual Inspection Report. Zoom shall have received copies of the business license and most recent annual inspection report filed with the State Administration for Industry and Commerce, PRC for TCB Digital.

(h)

Injunctions or Restraints on Conduct of Business.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint provision limiting or restricting TCB Digital’s conduct or operation of the business of TCB Digital following the Share Exchange shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other Governmental Authority, domestic or foreign, seeking the foregoing be pending.

(i)

Deliveries. All other deliveries required to be made by Seller Parties in Article 2 shall have been made by them.

(j)

Transaction Documents. The Transaction Documents shall have been executed and delivered by the Parties.

ARTICLE 11

INDEMNIFICATION

Section 11.1

Indemnification by the Seller Parties.

(a)

The Seller Parties will indemnify in full Zoom and hold it harmless against any loss, whether or not actually incurred prior to the applicable date referred to in Section 11.1(d), arising from, relating to or constituting (i) any material breach or inaccuracy in any of the representations and warranties of any Seller Party contained in this Agreement or in the Seller Party Disclosure Schedule as the same may be brought down to the Closing Date or any closing certificate delivered by or on behalf of the Seller Parties pursuant to this Agreement or (ii) any material breach of any of the agreements of any Seller Party contained in this Agreement (collectively, “Zoom Losses”).

(b)

The Seller Parties will indemnify Zoom for Zoom Losses pursuant to Section 11.1(a) only if the aggregate amount of all Zoom Losses exceeds $5,000 (the “Basket Amount”), in which case the Seller Parties will be liable only for the aggregate amount of all such Zoom Losses in excess of the Basket Amount.

(c)

The Seller Parties’ liability will not exceed $3,000,000 (the “Indemnification Cap”) for Zoom Losses.

(d)

If Zoom has a claim for indemnification under Section 11.1(a), Zoom will deliver to the Seller Parties one or more written notices of Zoom Losses (each a “Zoom Claim”) during the 30 month period following the Closing Date; provided that any Zoom Claim based on a breach of the representations and warranties contained in Sections 3.1 (JL Shares), 3.3 (Authority; Execution and Delivery; Enforceability; Control Status), 4.1 (Leimone Shares) or 4.2 (Authority; Control Status) may be made at any time (subject only to any applicable statutes of limitations). The Seller Parties will have no liability under Section 11.1(a) unless the written notices required by the preceding sentence are given by the date specified. Any Zoom Claim will state in reasonable detail the basis for such Zoom Losses to the extent then known by Zoom and the nature of the Zoom Loss for which indemnification is sought, and it may state the amount of the Zoom Loss claimed. If such Zoom Claim (or an amended Zoom Claim) states the amount of the Zoom Loss claimed and the Seller Parties notify Zoom that the Seller Parties do not dispute the claim described in such notice or fails to notify Zoom within 20 business days after delivery of such notice by Zoom whether the Seller Parties dispute the claim described in such notice, the Zoom Loss in the amount specified in Zoom’s notice will be admitted by the Seller Parties, and the Seller Parties will pay the amount of such Zoom Loss to Zoom. If the Seller Parties have timely disputed the liability of the Seller Parties with respect to a Zoom Claim (or an amended Zoom Claim) stating the amount of a Zoom Loss claimed, the Seller Parties and Zoom will proceed in good faith to negotiate a resolution of such dispute. If a claim for indemnification has not been resolved within 30 days after delivery of the Seller Parties’ notice, Zoom may seek judicial recourse. If a Zoom Claim does not state the amount of the Zoom Loss claimed, such omission will not preclude Zoom from recovering from the Seller Parties the amount of the Zoom Loss with respect to the claim described in such Zoom Claim if any such amount is promptly provided once determined. In order to assert its right to indemnification under this Article 11, Zoom will not be required to provide any notice except as provided in this Section 11.1(d).

(e)

The Seller Parties will pay the amount of any Zoom Loss to Zoom within 10 days following the determination of the Seller Parties’ liability for the amount of a Zoom Loss (whether such determination is made pursuant to the procedures set forth in this Section 11.1, by agreement between Zoom and the Seller Parties, by arbitration award or by final adjudication).

Section 11.2

Indemnification by Zoom Telephonics.

(a)

Zoom Telephonics will indemnify in full Gu and the Seller Parties and hold them harmless against any loss, whether or not actually incurred prior to the applicable date referred to in Section 11.2(d), arising from, relating to or constituting (i) any material breach or inaccuracy in any of the representations and warranties of Zoom or Zoom Telephonics contained in this Agreement or in the Zoom Disclosure Schedule as the same may be brought down to the Closing Date or any closing certificate delivered by or on behalf of Zoom or Zoom Telephonics pursuant to this Agreement, (ii) any material breach of any of the agreements of Zoom or Zoom Telephonics contained in this Agreement and (iii) Taxes related to the Distribution or any Pre-Closing Tax Period (“Seller Losses”). For purposes of this Agreement, in the case of a tax period that begins prior to the Closing Date, but ends after the Closing Date, the liability for Taxes shall be allocated in accordance with the following: (A) real, personal and intangible property Taxes shall be allocated on a per diem basis, (B) exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, will be apportioned ratably between such periods on a per diem basis and (C) other Taxes (including income taxes and taxes in lieu of income taxes to the extent not governed by clause (B)), shall be allocated based on a closing of the books as of the close of business on the Closing Date.

(b)

Zoom Telephonics will indemnify Gu and the Seller Parties for the Seller Losses pursuant to Section 11.2(a) only if the aggregate amount of all Seller Losses exceeds the Basket Amount, in which case Zoom Telephonics will be liable only for the aggregate amount of all such Seller Losses in excess of the Basket Amount.

(c)

Zoom Telephonics’ liability will not exceed the Indemnification Cap for Seller Losses.

(d)

If Gu or the Seller Parties have a claim for indemnification under Section 11.2(a), Gu or the Seller Parties will deliver to Zoom Telephonics one or more written notices of Seller Losses (each a “Seller Claim”) during the 30 month period following the Closing Date; provided that any Seller Claim based on a breach of the representations and warranties contained in Sections 5.1 (Capital Structure), 5.3 (Authority; Execution and Delivery; Enforceability) or 8.10 (Zoom Separation) may be made at any time (subject only to any applicable statutes of limitations). Zoom Telephonics will have no liability under Section 11.2(a) unless the written notices required by the preceding sentence are given by the date specified. Any Seller Claim will state in reasonable detail the basis for such Seller Losses to the extent then known by Gu or the Seller Parties and the nature of Seller Losses for which indemnification is sought, and it may state the amount of Seller Losses claimed. If such Seller Claim (or an amended Seller Claim) states the amount of Seller Losses claimed and Zoom Telephonics notifies Gu or the Seller Parties that Zoom Telephonics does not dispute the claim described in such notice or fails to notify Gu or the Seller Parties within 20 business days after delivery of such notice by Gu or the Seller Parties whether Zoom Telephonics disputes the claim described in such notice, Seller Losses in the amount specified in Seller Parties’ notice will be admitted by Zoom Telephonics, and Zoom Telephonics will pay the amount of such Seller Losses to Gu or the Seller Parties. If Zoom Telephonics has timely disputed its liability with respect to a Seller Claim (or an amended Seller Claim) stating the amount of a Seller Loss claimed, Zoom Telephonics and Gu and/or the Seller Parties will proceed in good faith to negotiate a resolution of such dispute. If a claim for indemnification has not been resolved within 30 days after delivery of Zoom Telephonics’ notice, Gu or the Seller Parties may seek judicial recourse. If a Seller Claim does not state the amount of Seller Losses claimed, such omission will not preclude Gu or the Seller Parties from recovering from Zoom Telephonics the amount of Seller Losses with respect to the claim described in such Seller Claim if any such amount is promptly provided once determined. In order to assert its right to indemnification under this Article 11, neither Gu nor the Seller Parties will be required to provide any notice except as provided in this Section 11.2(d).

(e)

Zoom Telephonics will pay the amount of any Seller Losses to Gu or the Seller Parties within 10 days following the determination of Zoom Telephonics’ liability for the amount of the Seller Losses (whether such determination is made pursuant to the procedures set forth in this Section 11.2, by agreement between Gu and/or the Seller Parties and Zoom Telephonics, by arbitration award or by final adjudication).

ARTICLE 12

TERMINATION

Section 12.1

Methods of Termination. Unless waived by the Parties hereto in writing, the Transactions may be terminated and/or abandoned at any time but not later than the Closing:

(a)

by mutual written consent of the Parties;

(b)

by either Zoom or Seller Parties, if the Closing has not occurred by June 30, 2009 or such other date as may be mutually agreed to;

(c)

by Seller Parties,

(i)

if Zoom shall have breached any of its covenants, including without limitation, the covenants set forth in Section 8.2, in any material respect, or

(ii)

if the representations and warranties of Zoom contained in this Agreement shall not be true and correct in all material respects, at the time made, or

(iii)

if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, Zoom has not cured such breach within ten (10) business days of Seller Parties’ notice of an intent to terminate; provided, however, that if any such breach is caused by any event or change of circumstance occurring during the period from the day following the date hereof up to and including the Closing Date, this Section 12.1(c)(iii) shall not apply unless such event or circumstance was contributed to by the default, negligence, failure to take prudent action or follow any request, notice or instruction of any Governmental Authority, fraud or other wrongdoing of any kind of any of Zoom, its directors, officers or employees or any of the respective representatives or agents of Zoom; or

(iv)

if Zoom amends or supplements any Zoom Disclosure Schedule hereto in accordance with Section 13.2 hereof and such amendment or supplement discloses a Material Adverse Effect;

(d)

by Zoom,

(i)

if Seller Parties shall have breached any of their covenants, including without limitation, the covenants set forth in Section 7.4, in any material respect, or

(ii)

if the representations and warranties of Seller Parties contained in this Agreement shall not be true and correct in all material respects, at the time made, or

(iii)

if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, Seller Parties have not cured such breach within ten (10) business days of Zoom’s notice of an intent to terminate; provided, however, that if any such breach is caused by any event or change of circumstance occurring during the period from the day following the date hereof up to and including the Closing Date, this Section 12.1(d)(iii) shall not apply unless such event or circumstance was contributed to by the default, negligence, failure to take prudent action or follow any request, notice or instruction of any Governmental Authority, fraud or other wrongdoing of any kind of Seller Parties, or any of their representatives or agents; or

(iv)

if Seller Parties amend or supplement any Seller Party Disclosure Schedule hereto in accordance with Section 13.2 hereof and such amendment or supplement discloses a Material Adverse Effect;

by either Zoom or Seller Parties, if, at the Stockholders’ Meeting (including any adjournments thereof), this Agreement and the Transactions contemplated hereby shall fail to be approved and adopted by the affirmative vote of a majority of the votes properly cast in accordance with the Zoom Constituent Instruments.

Section 12.2

No Termination Fee. If this Agreement is terminated by any Party for any reason set forth in Section 12.1 hereof, then each Party shall be responsible for the payment of the expenses and fees incurred by it in connection with or related to the transactions contemplated hereby.

Section 12.3

Effect of Termination.

(a)

In the event of termination and abandonment by either Zoom or Seller Parties, or both of them, pursuant to Section 12.1 hereof, written notice thereof shall forthwith be given to the other Party, and all further obligations of the Parties shall terminate, no Party shall have any right against the other Party hereto, and each Party shall bear its own costs and expenses.

(b)

If the Transactions contemplated by this Agreement are terminated and/or abandoned as provided herein:

(i)

each Party hereto will destroy all documents, work papers and other material (and all copies thereof) of the other Party relating to the Transactions contemplated hereby, whether so obtained before or after the execution hereof, to the Party furnishing the same; and

(ii)

all confidential information received by any Party hereto with respect to the business of the other Party hereto shall be treated in accordance with Section 9.2 hereof, which shall survive such termination or abandonment.

(iii)

all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach with respect to any termination or abandonment not occurring pursuant to Section 12.1).

ARTICLE 13

MISCELLANEOUS

Section 13.1

Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the addresses set forth on the signature pages hereto (or at such other address for a Party as shall be specified in writing to all other Parties).

Section 13.2

Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by all of the Parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 13.3

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Parties will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 13.4

Adjustments to Equity Payment.  The Equity Payment shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the equity securities of Zoom, occurring on or after the date hereof and prior to the Closing Date.

Section 13.5

Interpretation.  When a reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 13.6

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transactions contemplated hereby are fulfilled to the extent possible.

Section 13.7

Counterparts; Facsimile Execution.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

Section 13.8

Entire Agreement; Third Party Beneficiaries.  This Agreement, taken together with all Exhibits, Annexes and Schedules hereto (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transactions and (b) are not intended to confer upon any Person other than the Parties any rights or remedies.

Section 13.9

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Delaware are mandatorily applicable to the Transactions.

Section 13.10

Dispute Resolution.

(a)

All disputes arising out of or relating to this Agreement will be resolved by mandatory, binding arbitration in accordance with this Section 13.10.

(b)

Before any arbitration is commenced pursuant to this Section 13.10, the Parties must endeavor to reach an amicable settlement of the dispute through friendly negotiations.

(c)

If no mutually acceptable settlement of the dispute is made within the sixty (60) days from the commencement of the settlement negotiation or if any Party refuses to engage in any settlement negotiation, any Party may submit the dispute for arbitration.

(c)

Any arbitration commenced pursuant to this Section 13.10 will be conducted in Hong Kong under the Arbitration Rules of the United Nations Commission on International Trade Law by arbitrators appointed in accordance with such rules. The arbitration and appointing authority will be the Hong Kong International Arbitration Centre (“HKIAC”). The arbitration will be conducted by a panel of three arbitrators, one chosen by a Zoom Representative, one chosen by the Seller Parties and the third chosen by agreement of the two selected arbitrators; failing agreement within 30 days prior to commencement of the arbitration proceeding, the HKIAC will appoint the third arbitrator. The proceedings will be confidential and conducted in English. The arbitral tribunal will have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a disputed matter, and its award will be final and binding on the Parties. The arbitral tribunal will determine how the Parties will bear the costs of the arbitration. Notwithstanding the foregoing, each Party will have the right at any time to immediately seek injunctive relief, an award of specific performance or any other equitable relief against the other Party in any court or other tribunal of competent jurisdiction. During the pendency of any arbitration or other proceeding relating to a dispute between the Parties, the Parties will continue to exercise their remaining respective rights and fulfill their remaining respective obligations under this Agreement, except with regard to the matters under dispute.

Section 13.11

Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

Section 13.12

Governing Language.  This Agreement shall be governed and interpreted in accordance with the English language.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Share Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ZOOM TECHNOLOGIES, INC.

By:	/s/ FRANK MANNING
Name:	Frank Manning
Title:	President and Chief Executive Officer

Address:
207 South Street
Boston, Massachusetts 02111

ZOOM TELEPHONICS, INC.

By:	/s/ FRANK MANNING
Name:	Frank Manning
Title:	President and Chief Executive Officer

Address:
207 South Street
Boston, Massachusetts 02111

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR SELLER PARTIES AND GU FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Share Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LEI GU

/s/ LEI GU

Address:
Suite 702, Zhongdian Information Mansion,
6 Zhongguancun S St. Haidian,
Beijing 100086, People’s Republic of China

GOLD LION HOLDING LIMITED

By:	/s/ LEI GU
Name:	Lei Gu
Title:	Chairman

Address:
Omar Hodge Building, Wickhams Cay 1
P.O. Box 362
Road Town, Tortola, British Virgin Islands

TIANJIN TONG GUANG GROUP DIGITAL COMMUNICATION CO., LTD

By:	/s/ LEI GU
Name:	Lei Gu
Title:	Chairman

Address:
No.185, Xin Da Road, Hebei District,
Tianjin, 300140, People’s Republic of China

ANNEX I

Definitions

“Acquisition Agreement” has the meaning set forth in Section 8.7(b) of the Agreement.

“Action” has the meaning set forth in Section 3.10 of the Agreement.

“Affiliated Group” means any affiliated group within the meaning of Section 1504 of the Code or any comparable or analogous group under state, local or foreign Law.

“Affiliates” means any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning 50% or more of the voting securities of a second Person shall be deemed to control that second Person. For the purposes of this definition, a Person shall be deemed to control any of his or her immediate family members.

“Agreement” has the meaning set forth in the preamble to the Agreement.

“Basket Amount” has the meaning set forth in Section 11.1(b) of the Agreement.

“Benefit Plans” has the meaning set forth in Section 3.14(a) of the Agreement.

“Best Knowledge” means for a particular fact or matter for an individual: (a) that individual is actually aware of that fact or matter; or (b) a prudent individual could be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonably comprehensive investigation regarding the accuracy of any representation or warranty contained in this Agreement. A Person (other than an individual) will be deemed to have Best Knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, manager, managing member, officer, or partner of that Person (or in any similar capacity) has, or at any time had, Best Knowledge of that fact or other matter (as set forth in (a) and (b) above), and any such individual (and any individual party to this Agreement) will be deemed to have conducted a reasonably comprehensive investigation regarding the accuracy of any representation or warranty made herein by that Person or individual.

“Business” means all the businesses and operations conducted by TCB Digital, and its Subsidiaries, or by Zoom, and its Subsidiaries, as applicable.

“Cleanup” has the meaning set forth in this Annex I under “Environmental, Health and Safety Liabilities.”

“Closing” has the meaning set forth in Section 2.1 of the Agreement.

“Closing Date” has the meaning set forth in Section 2.1 of the Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Consent” has the meaning set forth in Section 3.6 of the Agreement.

“Contract” means a contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument.

“Disclosure Schedules” means the Seller Party Disclosure Schedule and the Zoom Disclosure Schedule, as applicable.

“Distribution” has the meaning set forth in Section 1.8 of the Agreement.

“Employee Benefit Plan” means any “employee benefit plan,” as defined in Section 3(3) of ERISA, or any other deferred compensation, retirement, stock option, stock purchase, bonus, medical, life, flexible benefit, welfare, disability, severance, change in control, retention or termination pay, insurance or incentive plan, and each other employee benefit plan, program, arrangement or agreement (whether domestic or foreign, statutory or non-statutory, funded or unfunded, written or oral, qualified or non-qualified), currently or previously sponsored, maintained or contributed or required to be contributed to by Zoom or any ERISA Affiliate for the benefit of any current or former employee, leased employee, director, officer, stockholder or independent contractor of Zoom or any ERISA Affiliate (or any spouse, dependent or beneficiary thereof) or under which Zoom or any ERISA Affiliate has or had any liability (direct or indirect, actual or contingent).

“Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

“Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, liens, investigations, proceedings or written or oral notices of noncompliance or violation by or from any Person alleging liability of whatever kind of nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (y) the presence or Release of, or exposure to, any Hazardous Materials at any location; or (z) the failure to comply with any Environmental Law.

“Environmental, Health, and Safety Liabilities” means any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to:

(a)

any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);

(b)

fines, penalties, judgments, awards, settlements, legal or administrative Legal Proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law;

(c)

financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions (“Cleanup”) required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or

(d)

any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law.

“Environmental Law” means any Legal Requirement that requires or relates to:

(a)

advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment;

(b)

preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment;

(c)

reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

(d)

assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of;

(e)

protecting resources, species, or ecological amenities;

(f)

reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;

(g)

cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

(h)

making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

“Environmental Permits” has the meaning set forth in Section 5.19 of the Agreement.

“Equity Payment” has the meaning set forth in Section 1.2 of the Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means each entity, trade or business (whether or not incorporated) that is or previously was a member of a controlled group or affiliated service group of which Zoom is or was a member or that is or was treated as a single employer with Zoom under Sections 414(b), 414(c), 414(m), 414(o) or 414(t) of the Code or Section 4001(a) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Facilities” means any real property, leaseholds, or other interests currently or formerly owned or operated by TCB Digital or Zoom, as applicable, and any buildings, plants, structures, or equipment (including motor vehicles, tank cars, and rolling stock) currently or formerly owned or operated by TCB Digital or Zoom, as applicable.

“Fair Market Value” of a share of Zoom common stock as of a particular date means (a) if Zoom’s common stock is traded on a national securities exchange at the determination date, then the average closing price on such securities exchange for the 20 trading days immediately preceding the determination date, (b) if Zoom’s common stock is not traded on a national securities exchange at the determination date but is traded in the over-the-counter market, then the average of the average closing bid and ask prices on such over-the-counter market for the 20 trading days immediately preceding the determination date and (c) if Zoom’s common stock is not publicly traded, then as the relevant parties agree, or in the absence of such an agreement, by arbitration in accordance with Section 13.10.

“Founder Lock-Up Agreement” means the lock-up agreement to be entered into by each of Frank Manning and Peter Kramer in substantially the form of Exhibit C attached hereto.

“FCPA” has the meaning set forth in Section 3.19 of the Agreement.

“Gold Lion” has the meaning set forth in the preamble to the Agreement.

“Governmental Authority” means any national, federal, state, provincial, local or foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body of competent jurisdiction, or other governmental authority or instrumentality, domestic or foreign.

“GPKM” has the meaning set forth in Section 3.7(a) of the Agreement.

“Gu” has the meaning set forth in the preamble to the Agreement.

“Hazardous Materials” means any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

“HKIAC” has the meaning set forth in Section 13.10(d) of the Agreement.

“Indemnification Cap” has the meaning set forth in Section 11.1(c) of the Agreement.

“Intellectual Property Rights” has the meaning set forth in Section 3.12 of the Agreement.

“Inventory” has the meaning set forth in Section 5.8(e) of the Agreement.

“IRS” means the U.S. Internal Revenue Service.

“Jiansu Leimone” has the meaning set forth in the recitals of the Agreement.

“Jiansu Leimone Constituent Instruments” means the charter documents of Jiansu Leimone, each as amended to the date of the Agreement.

“JL Shares” has the meaning set forth in Section 1.1 of the Agreement.

“Judgment” means any judgment, order or decree.

“KLR” means Kahn, Litwin, Renza & Co., Ltd., Zoom’s tax advisors.

“Law(s)” means any law, statute, ordinance, rule, regulation, order, writ, injunction or decree.

“Lease” has the meaning set forth in Section 5.12(b) of the Agreement.

“Leased Property” has the meaning set forth in Section 5.8(e) of the Agreement.

“Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authorities (or under the authority of any national securities exchange upon which Zoom securities are then listed or traded).

“Leimone Companies” has the meaning set forth in the recitals of the Agreement.

“Leimone Shares” has the meaning set forth in the recitals of the Agreement.

“License Agreement” means the License Agreement to be entered into by Zoom, Zoom Telephonics and TCB Digital in substantially the form of Exhibit D attached hereto.

“Liens” means any liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreements and other encumbrances.

“Lock-Up and Voting Agreement” means the lock-up and voting agreement to be entered into by each executive officer and director of Zoom in substantially the form of Exhibit B attached hereto.

“Material Adverse Effect” means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of such Person and its Subsidiaries, taken as a whole. Notwithstanding the foregoing, the definition of Material Adverse Effect shall not include events caused by (A) changes in the PRC economic conditions, except to the extent that the same disproportionately impact TCB Digital as compared to other similarly situated companies; (B) changes to the economic conditions affecting the industries in which TCB Digital or Zoom, as applicable, operate, except to the extent that the same disproportionately impact the TCB Digital or Zoom, as applicable, as compared to other companies in the industries in which TCB Digital or Zoom, as applicable, operate; (C) changes that are primarily attributable to the announcement of the Transactions contemplated hereby; and (D) acts of terrorism.

“Material Permits” mean all Permits other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on any Parties.

“Minimum Purchase Price” has the meaning set forth in Section 1.3 of the Agreement.

“Money Laundering Laws” has the meaning set forth in Section 3.20 of the Agreement.

“New Zoom Executive Officers and Directors” has the meaning set forth in Section 7.8 of the Agreement.

“Notice of Adverse Recommendation” has the meaning set forth in Section 8.7(b) of the Agreement.

“Occupational Safety and Health Law” means any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

“OFAC” has the meaning set forth in Section 3.22 of the Agreement.

“Off-Balance Sheet Arrangement” means with respect to any Person, any securitization transaction to which that Person or its Subsidiaries is party and any other transaction, agreement or other contractual arrangement to which an entity unconsolidated with that Person is a party, under which that Person or its Subsidiaries, whether or not a party to the arrangement, has, or in the future may have: (a) any obligation under a direct or indirect guarantee or similar arrangement; (b) a retained or contingent interest in assets transferred to an unconsolidated entity or similar arrangement; (c) derivatives to the extent that the fair value thereof is not fully reflected as a liability or asset in the financial statements; or (d) any obligation or liability, including a contingent obligation or liability, to the extent that it is not fully reflected in the financial statements (excluding the footnotes thereto) (for this purpose, obligations or liabilities that are not fully reflected in the financial statements (excluding the footnotes thereto) include, without limitation: obligations that are not classified as a liability according to U.S. GAAP; contingent liabilities as to which, as of the date of the financial statements, it is not probable that a loss has been incurred or, if probable, is not reasonably estimable; or liabilities as to which the amount recognized in the financial statements is less than the reasonably possible maximum exposure to loss under the obligation as of the date of the financial statements, but exclude contingent liabilities arising out of litigation, arbitration or regulatory actions (not otherwise related to off-balance sheet arrangements)).

“Option Period” has the meaning set forth in Section 1.3 of the Agreement.

“Option Price” has the meaning set forth in Section 1.3 of the Agreement.

“Owned Property” has the meaning set forth in Section 5.8(e) of the Agreement.

“Party” or “Parties” has the meaning set forth in the preamble to the Agreement.

“Permits” mean all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted.

“Permitted Lien” means (a) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with U.S. GAAP, (b) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a liability that is not yet due or delinquent and (c) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the assets and properties subject to such Lien or the use of such assets and properties in the conduct of the Business.

“Person” means an individual, partnership, corporation, joint venture, unincorporated organization, cooperative or a governmental entity or agency thereof.

“PRC” means the People’s Republic of China, for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region and the Macao Special Administrative Region and Taiwan.

“Pre-Closing Tax Periods” means all Tax periods or portions thereof ending on or prior to the Closing Date.

“Proxy Statement” has the meaning set forth in Section 5.6 of the Agreement.

“Purchase Option” has the meaning set forth in Section 1.1 of the Agreement.

“Purchase Option Multiple” has the meaning set forth in Section 1.3 of the Agreement.

“Real Estate Leases” has the meaning set forth in Section 3.11(a) of the Agreement.

“Real Property” has the meaning set forth in Section 3.11(a) of the Agreement.

“Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and successor to Regulation S-K. Reference in the Agreement to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

“Release” means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

“Representatives” has the meaning set forth in Section 7.10 of the Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder).

“Seller Claim” has the meaning set forth in Section 11.2(d) of the Agreement.

“Seller Losses” has the meaning set forth in Section 11.2(a) of the Agreement.

“Seller Parties” has the meaning set forth in Article 3 of the Agreement.

“Seller Party Disclosure Schedule” has the meaning set forth in Article 3 of the Agreement.

“Separation Agreement” means the Separation and Distribution Agreement to be entered into by Zoom and Zoom Telephonics in substantially the form of Exhibit A attached hereto, as may be further amended by agreement among Zoom, Zoom Telephonics and TCB Digital.

“Separation Agreement and General Release” means each Separation Agreement and General Release entered into by Zoom and each Person who is a party to an employment or consulting agreement with Zoom prior to the Closing Date in substantially the form of Exhibit E attached hereto.

“Share Exchange” has the meaning set forth in the recitals of the Agreement.

“Shelf Registration Statement” has the meaning set forth in Section 6.2(d) of the Agreement.

“Signing Consideration Shares” means 90,000 shares of Zoom common stock to be issued to Gold Lion or its designees in accordance with the terms of Section 1.10.

“Stockholder Approval” means the approval by a majority of the votes properly cast by Zoom’s stockholders at the Stockholders’ Meeting at which at least a quorum is present of this Agreement and the Transactions contemplated hereby and by the Transaction Documents, in accordance with the Zoom Constituent Instruments, the requirements of The Nasdaq Stock Market, Inc. and Delaware law.

“SOX” has the meaning set forth in Section 5.8(a) of the Agreement.

“Stockholders’ Meeting” has the meaning set forth in Section 8.1(a) of the Agreement.

“Subsidiary” of any Party means any Person that such Party directly or indirectly owns, beneficially or of record, an amount of voting securities or other interests in such Person that is sufficient to enable such Party to elect at least a majority of the members of such Person’s board of directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests of such Person.

“Tangible Personal Property” has the meaning set forth in Section 3.11(b) of the Agreement.

“Taxes” means (i) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (i) and (iii) any transferee liability in respect of any items described in clauses (i) and/or (ii) payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision under Law) or otherwise.

“Tax Return” means all federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

“Taxing Authority” means the IRS and any other governmental body responsible for the administration of any Tax.

“TCB Balance Sheets” has the meaning set forth in Section 3.9 of the Agreement.

“TCB Digital” has the meaning set forth in the preamble to the Agreement.

“TCB Digital Constituent Instruments” means the charter documents of TCB Digital, each as amended to the date of the Agreement.

“TCB Digital Material Contract” has the meaning set forth in Section 3.17(a) of the Agreement.

“TCB Financial Statements” has the meaning set forth in Section 3.7(a) of the Agreement.

“TCB Option” has the meaning set forth in the recitals of the Agreement.

“TCB Option Shares” has the meaning set forth in the recitals of the Agreement.

“TCB Superior Proposal” has the meaning set forth in Section 7.10 of the Agreement.

“TCB Takeover Proposal” has the meaning set forth in Section 7.10 of the Agreement.

“Trade Secrets” means all trade secrets under applicable law and other rights in know-how and confidential or proprietary information, processing, manufacturing or marketing information, including new developments, inventions, processes, ideas or other proprietary information that provides advantages over competitors who do not know or use it.

“Transaction Documents” means this Agreement, the Separation Agreement and License Agreement.

“Transactions” has the meaning set forth in Section 2.1 of the Agreement.

“U.S. GAAP” means generally accepted accounting principles of the United States.

“Voting TCB Debt” has the meaning set forth in Section 3.1(b) of the Agreement.

“Voting Zoom Debt” has the meaning set forth in Section 5.1(c) of the Agreement.

“Zoom” has the meaning set forth in the preamble of the Agreement.

“Zoom Adverse Recommendation Change” has the meaning set forth in Section 8.7(b) of the Agreement.

“Zoom Benefit Agreements” has the meaning set forth in Section 5.7 of the Agreement.

“Zoom Board” means the board of directors of Zoom prior to the Closing Date.

“Zoom Claim” has the meaning set forth in Section 11.1(d) of the Agreement.

“Zoom Constituent Instruments” has the meaning set forth in Section 5.2 of the Agreement.

“Zoom Disclosure Schedule” has the meaning set forth in Article 5 of the Agreement.

“Zoom Legacy Business” means all of the Business of Zoom and its Subsidiaries prior to the Closing Date.

“Zoom Losses” has the meaning set forth in Section 11.1(a) of the Agreement.

“Zoom Material Contract” has the meaning set forth in Section 5.14(a) of the Agreement.

“Zoom Options” has the meaning set forth in Section 1.9 of the Agreement.

“Zoom Properties” has the meaning set forth in Section 5.8(e) of the Agreement.

“Zoom SEC Documents” has the meaning set forth in Section 5.8(a) of the Agreement.

“Zoom Separation” has the meaning set forth in Section 1.7 of the Agreement.

“Zoom Superior Proposal” has the meaning set forth in Section 8.7(a) of the Agreement.

“Zoom Takeover Proposal” has the meaning set forth in Section 8.7(a) of the Agreement.

“Zoom Telephonics” has the meaning set forth in the preamble of the Agreement.

“Zoom Telephonics Constituent Instruments” means the certificate of incorporation of Zoom Telephonics, as amended to the date of this Agreement and the Bylaws of Zoom Telephonics, as amended to the date of this Agreement.

SCHEDULE 1

Leimone Company	Option Period	Percentage of Capital Stock of Leimone Company Held by Gu	Minimum Purchase Price	Purchase Option Multiple
Spread Bridge	7/1/2009 – 2/30/2010	100%	80 million RMB	11
Zhejiang Leimone	7/1/2010 – 2/30/2011	100%	110 million RMB	8
He Bei Lei Ming Digital	7/1/2010 – 2/30/2011	100%	160 million RMB	9
Shanghai Leimone	7/1/2009 – 2/30/2011	100%	49 million RMB	9
Leimone Culture	7/1/2009 – 2/30/2011	70%	49 million RMB	9

ANNEX A-1

AMENDMENT TO THE SHARE EXCHANGE AGREEMENT

This AMENDMENT, dated as of May 12, 2009 (the “Amendment”) modifies the terms of that certain Share Exchange Agreement dated as of January 28, 2009 (the “Exchange Agreement”) by and among ZOOM TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware, USA (“Zoom”), ZOOM TELEPHONICS, INC., a corporation incorporated in the State of Delaware, USA (“Zoom Telephonics”), LEI GU, a citizen of the PRC (“Gu”), GOLD LION HOLDING LIMITED, a company organized and existing under the laws of the British Virgin Islands (“Gold Lion”) and TIANJIN TONG GUANG GROUP DIGITAL COMMUNICATION CO., LTD, a company organized under the laws of the PRC (“TCB Digital”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Exchange Agreement.

RECITALS

WHEREAS, Zoom, Zoom Telephonics, Gu, Gold Lion and TCB Digital (the “Initial Parties”) entered into the Exchange Agreement, which provided, among other things, that Gold Lion would exchange the outstanding capital stock of Jiansu Leimone for common stock of Zoom;

WHEREAS, each of the Initial Parties and Songtao Du (“Du”) (the Initial Parties and Du, the “Parties”), have each determined that it is in its or his best interest to amend the terms of the Exchange Agreement;

WHEREAS, Du and Gu are the sole shareholders of Gold Lion (collectively, the “GL Shareholders”); and

WHEREAS, the GL Shareholders have determined that it is in their best interests and in the best interest of Gold Lion to exchange their shares of Gold Lion representing 100% of Gold Lion’s outstanding capital stock (the “GL Shares”) for the Zoom common stock.

AGREEMENT

NOW, THEREFORE, the Parties to the Exchange Agreement and the parties hereto, intending to be legally bound, hereby agree that the Exchange Agreement shall be amended as follows:

1.

The fourth recital in the Exchange Agreement is hereby amended and restated as follows:

WHEREAS, Gu owns 70.6% of the outstanding capital stock of Gold Lion and Du Songtao (“Du”) owns 29.4% of the outstanding capital stock of Gold Lion;

2.

The fifth recital in the Exchange Agreement is hereby amended and restated as follows:

WHEREAS, Gold Lion (i) owns 100% of the outstanding capital stock of Jiansu Leimone Electronics Co., Ltd., a foreign investment enterprise organized under the laws of the PRC (“Jiansu Leimone”) and (ii) owns 100% of the outstanding capital stock of Profit Harvest Corporation Ltd., a company organized and existing under the laws of Hong Kong (“Profit Harvest”);

3.

The eighth recital in the Exchange Agreement is hereby amended and restated as follows:

WHEREAS, immediately following the Zoom Separation and Distribution, Zoom desires to acquire the outstanding capital stock of Gold Lion in exchange for the issuance by Zoom of (i) 2,983,005 shares of Zoom common stock to Gu or his designees and (ii) 1,242,214 shares of Zoom common stock to Du or his designees (the “Share Exchange”), subject to the upward adjustment described in this Agreement;

4.

Section 1.1 of the Exchange Agreement is hereby amended and restated as follows:

Share Exchange. Upon the terms and subject to the conditions hereof, at the Closing, Gu and Du (the “GL Shareholders”) shall sell, transfer, convey, assign and deliver to Zoom free and clear of all Liens, all of the right, title and interest of the GL Shareholders in and to 100% of the outstanding capital stock of Gold Lion (the “GL Shares”). Gold Lion owns 100% of the issued and outstanding capital stock of Profit Harvest. The GL Shareholders represent and warrant that

A-1-1

Gold Lion owns 100% of the issued and outstanding capital stock of Jiansu Leimone, which owns 51.03% of the issued and outstanding capital stock of TCB Digital (the “JL Shares”). Zoom shall be entitled to purchase from Gu, shares of common stock owned by Gu of each of the Leimone Companies (the “Purchase Option”) at the Option Price as defined in Section 1.3 below. In exchange for the GL Shares and the Purchase Option, Zoom shall sell, issue and deliver, free and clear of all Liens, (i) 2,983,005 shares of Zoom common stock to Gu or his designees and (ii) 1,242,214 shares of Zoom common stock to Du or his designees, in accordance with this Article 1.

5.

Section 1.2 of the Exchange Agreement is hereby amended and restated as follows:

Equity Payment.

(a)

Upon the terms and subject to the conditions hereof, at the Closing, Zoom shall issue and deliver (i) 2,983,005 shares of Zoom common stock to Gu or his designees and (ii) 1,242,214 shares of Zoom common stock to Du or his designees (the “Equity Payment”).

(b)

The number of shares issuable pursuant to the Equity Payment shall be increased to (i) 4,107,818 shares of Zoom common stock issuable to Gu or his designees and (ii) 1,710,621 shares of Zoom common stock issuable to Du or his designees, if either: (x) as of the date of the Stockholder Approval, Zoom’s common stock is not listed on the NASDAQ Capital Market or (y) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the Closing of the Share Exchange; provided that these additional shares would not be issuable if Gold Lion and Subsidiaries’ net income after tax is less than $2.7 million for the year ended December 31, 2008 or if TCB Digital does not deliver to Zoom its final audited financial statements (including balance sheets, related consolidated statements of income, cash flow, and stockholders’ equity for the respective periods then ended, including all footnotes) for the years ended December 31, 2008 and 2007, in compliance with U.S. GAAP and in compliance with SEC regulations, on or before May 12, 2009.

6.

Section 1.6 of the Exchange Agreement is hereby amended and restated as follows:

TCB Option Shares. If Gu through Hebei Leimone Technology Co., Ltd. exercises the TCB Option, Gu or his designee shall have the option to exchange the TCB Option Shares for the issuance by Zoom to Gu or his designee of 2,402,576 shares of Zoom common stock, which are free and clear of all Liens. The number of shares issuable to Gu or his designee for the TCB Option Shares shall be increased to 3,308,524 shares of Zoom common stock if either: (i) as of the date of the Stockholder Approval, Zoom’s common stock is not listed on the NASDAQ Capital Market or (ii) the NASDAQ Capital Market has not approved Zoom’s listing application for the post-transaction entity within 30 days after the Closing of the Share Exchange; provided that these additional shares would not be issuable if Gold Lion and Subsidiaries’ net income after tax is less than $2.7 million for the year ended December 31, 2008 or if TCB Digital does not deliver to Zoom its final audited financial statements (including balance sheets, related consolidated statements of income, cash flow, and stockholders’ equity for the respective periods then ended, including all footnotes) for the years ended December 31, 2008 and 2007, in compliance with U.S. GAAP and in compliance with SEC regulations, on or before May 12, 2009.

7.

Section 1.7 of the Exchange Agreement is hereby amended and restated as follows:

Separation Agreement. Upon the execution of this Amendment, Zoom and Zoom Telephonics will execute the Separation Agreement in the form attached as Exhibit A hereto, pursuant to which Zoom will agree to contribute, distribute or otherwise transfer all of its current and future assets and liabilities related to the Zoom Legacy Business to Zoom Telephonics (the “Zoom Separation”) immediately prior to the Closing of the Distribution and Share Exchange.

A-1-2

8.

Section 2.2 of the Exchange Agreement is hereby amended and restated as follows:

Deliveries of the Parties. At the Closing, (i) the Seller Parties (directly and/or through its nominees) or the GL Shareholders shall deliver to Zoom (a) the various certificates, opinions, instruments, agreements and documents referred to in Section 10.2 below and (b) certificates representing the right, title and interest in and to the GL Shares, free and clear of all Liens, and (ii) Zoom and Zoom Telephonics shall deliver to the Seller Parties (a) the various certificates, opinions, instruments, agreements and documents referred to in Section 10.1 below and (b) certificate(s) representing the right, title and interest in and to the Equity Payment, free and clear of all Liens.

9.

The final sentence of Section 3.1(a) of the Exchange Agreement is hereby deleted.

10.

Section 3.2 of the Exchange Agreement is hereby amended and restated as follows:

Organization and Standing.  Each of Profit Harvest, Jiansu Leimone and TCB Digital is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of Profit Harvest, Jiansu Leimone and TCB Digital is duly qualified to do business in each of the jurisdictions in which property owned, leased or operated by it or the nature of the business which it conducts requires qualification, except where the failure to so qualify would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each of Profit Harvest, Jiansu Leimone or TCB Digital has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now being conducted. The Seller Parties have delivered to Zoom true and complete copies of the Profit Harvest Constituent Instruments, Jiansu Leimone Constituent Instruments and the TCB Digital Constituent Instruments.

11.

The Title to Article 4 of the Exchange Agreement is hereby renamed “REPRESENTATIONS AND WARRANTIES OF GU AND DU,” and the lead-in to Article 4 is hereby amended and restated as follows:

Gu and Du each represent and warrant to Zoom as of the date hereof and as of the Closing as follows:

12.

Section 4.1 of the Exchange Agreement is hereby amended by adding the following subsection (c):

Ownership of GL Shares. Gu and Du are the registered and beneficial owners of 100% of the GL Shares and they have good and marketable title to the GL Shares, with the right and authority to sell and deliver such GL Shares. Upon delivery of any certificate or certificates duly assigned, representing the GL Shares as herein contemplated and/or upon registering of Zoom as the new owner of such GL Shares in the share register of Gold Lion, Zoom will receive good title to such GL Shares, free and clear of all Liens.

13.

Section 4.2 of the Exchange Agreement is hereby amended and restated as follows:

Authority; Control Status. Gu has the ability to elect a majority of the directors of each of the Leimone Companies, and to control the operations of each of the Leimone Companies, such that Gu can provide or cause each of the Leimone Companies to provide all information required to be provided to Zoom pursuant to this Agreement, including, without limitation, the financial statements of each of the Leimone Companies required to be provided to Zoom pursuant to this Agreement. Gu and Du, collectively, have the ability to elect a majority of the directors of Gold Lion and to control the operations of Gold Lion, such that Gu and Du can provide or cause Gold Lion to provide all information required to be provided to Zoom pursuant to this Agreement, including, without limitation, the financial statements of Gold Lion required to be provided to Zoom pursuant to this Agreement.

14.

Section 4.3 of the Exchange Agreement is hereby amended and restated as follows:

Accredited Investor. Each of Gold Lion, Gu and Du, as applicable, or if any such party designates a third party to receive any shares of Zoom common stock pursuant to Article I, such designated party, is an “accredited investor” within the meaning of Rule 501 of Regulation D under the

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Securities Act. Each of the foregoing parties understands that the Zoom common stock it or he will acquire hereunder constitutes “restricted securities” from Zoom under the United States federal securities laws and that under such laws and applicable regulations such securities may only be sold pursuant to an effective registration statement or an available exemption from registration.

15.

The following Section 4.4 is hereby added to the Exchange Agreement:

Authority; Execution and Delivery; Enforceability; Control Status. Each of Gu and Du have the authority to execute and deliver this Agreement and the Transaction Documents and to consummate the Transactions contemplated hereby and thereby. Each of this Agreement and the Transaction Documents has been duly executed and delivered by Gu and Du and assuming due execution thereof by the other parties hereto and thereto, constitutes the valid, binding, and enforceable obligation of such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

16.

The first sentence of Section 6.1 of the Exchange Agreement is hereby amended and restated as follows:

Covenants of Seller Parties. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, Gu, Du and the Seller Parties agree that, except as otherwise consented to in writing by Zoom, (i) Gu, Du or the Seller Parties shall not enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale relating to the GL Shares or the Leimone Shares; (ii) Gu, Du or the Seller Parties shall not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or permit any Lien to be placed upon the GL Shares or the Leimone Shares; and (iii) TCB Digital shall (except to the extent expressly contemplated by this Agreement), (a) carry on its business in the ordinary course in substantially the same manner as heretofore conducted, to pay debts and Taxes when due (subject to good faith disputes over such debts or taxes), to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organizations and (b) use its commercially reasonable efforts consistent with past practice to keep available the services of its present officers, directors and employees and use its commercially reasonable efforts consistent with past practice to preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, to the end that there shall not be a Material Adverse Effect in its ongoing businesses as of the Closing Date.

17.

Section 7.1(a) of the Exchange Agreement is hereby amended and restated as follows:

Gold Lion Financial Statements. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, Gold Lion shall deliver to Zoom (i) audited financial statements prepared in accordance with U.S. GAAP for each fiscal year, beginning with the year ended December 31, 2008, no later than 125 days following the end of such fiscal year, and (ii) unaudited interim financial statements prepared in accordance with U.S. GAAP for the first three quarters of each fiscal year, beginning with the quarter ending March 31, 2009, no later than 45 days following the end of such fiscal quarter (“GL Financial Statements”). The Seller Parties represent and warrant that the GL Financial Statements shall fairly present, in all material respects, the financial condition and operating results, change in stockholders’ equity and cash flow of Gold Lion as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal year-end audit adjustments), and will be accompanied by an unqualified opinion of a registered independent public accounting firm reasonably acceptable to Zoom. Notwithstanding the foregoing, GPKM is hereby considered to be acceptable to all of the parties. The Seller Parties represent and warrant that except as disclosed in the GL Financial Statements or in Section 3.7(a) of the Seller Party Disclosure Schedule, Gold Lion does not have any material liabilities or obligations, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to December 31, 2008, and

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(b) obligations under contracts and commitments incurred in the ordinary course of business and not required under U.S. GAAP to be reflected in the GL Financial Statements, which, in both cases, individually and in the aggregate would not be reasonably expected to result in a Material Adverse Effect.

18.

Section 7.1(b) of the Exchange Agreement is hereby amended and restated as follows:

Gold Lion Financial Information. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, Gold Lion shall provide to Zoom a copy of any financial information prepared in the ordinary course consistent with Gold Lion’s current practice on an individual and consolidated basis for Gold Lion, Profit Harvest, Jiansu Leimone and TCB Digital, together with such further explanation and information with respect thereto as may be reasonably requested by Zoom.

19.

Section 10.2(c) of the Exchange Agreement is hereby amended and restated as follows:

No Material Adverse Effect. There shall not have been, alone or in the aggregate, any one or more occurrence, event, incident, action, failure to act, or transaction since June 30, 2008 which has had or is reasonably likely to cause a Material Adverse Effect on any of Profit Harvest, TCB Digital or the Leimone Companies.

20.

Section 10.2(f) of the Exchange Agreement is hereby amended and restated as follows:

Officer’s Certificate. Zoom shall have received a certificate from Seller Parties, certifying that the attached copies of the Profit Harvest Constituent Instruments and TCB Digital Constituent Instruments and resolutions of Profit Harvest and TCB Digital or other authorizing documents approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

21.

Section 10.2(h) of the Exchange Agreement is hereby amended and restated as follows:

Injunctions or Restraints on Conduct of Business.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint provision limiting or restricting Profit Harvest’s or TCB Digital’s conduct or operation of the business of Profit Harvest or TCB Digital, respectively, following the Share Exchange shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other Governmental Authority, domestic or foreign, seeking the foregoing be pending.

22.

Section 12.1(b) of the Exchange Agreement is hereby amended and restated as follows:

by either Zoom or Seller Parties, if the Closing has not occurred by September 30, 2009 or such other date as may be mutually agreed to;

23.

Annex I of the Exchange Agreement is hereby amended to include the following definition:

“Profit Harvest Constituent Instruments” means the charter documents of Profit Harvest, each as amended to the date of the Agreement.

24.

All other provisions of the Exchange Agreement not amended or modified herein shall continue to have their full force and effect.

25.

This Amendment shall be construed and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

26.

This Amendment may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Share Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ZOOM TECHNOLOGIES, INC.

By:	/s/ FRANK MANNING
Name:	Frank Manning
Title:	President and Chief Executive Officer

Address:
207 South Street
Boston, Massachusetts 02111

ZOOM TELEPHONICS, INC.

By:	/s/ FRANK MANNING
Name:	Frank Manning
Title:	President and Chief Executive Officer

Address:
207 South Street
Boston, Massachusetts 02111

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR SELLER PARTIES, GU AND DU FOLLOW]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Share Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LEI GU	SONGTAO DU

Address:	Address:
Suite 702, Zhongdian Information Mansion,
6 Zhongguancun S St. Haidian,
Beijing 100086, People’s Republic of China

GOLD LION HOLDING LIMITED

By:
Name:
Title:

Address:
Omar Hodge Building, Wickhams Cay 1
P.O. Box 362
Road Town, Tortola, British Virgin Islands

TIANJIN TONG GUANG GROUP DIGITAL COMMUNICATION CO., LTD

By:
Name:
Title:

Address:
No.185, Xin Da Road, Hebei District,
Tianjin, 300140, People’s Republic of China

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ANNEX B

SEPARATION AND DISTRIBUTION AGREEMENT

This Separation and Distribution Agreement (the “Agreement”), dated as of May 12, 2009, by and between ZOOM TECHNOLOGIES, INC., a Delaware corporation (“Zoom”), and ZOOM TELEPHONICS, INC., a Delaware corporation (“ZTI”). As used herein, Zoom on the one hand, and ZTI, on the other hand, are sometimes referred to individually as a “Party”, or together, as “Parties”.

WHEREAS, ZTI is the wholly owned Subsidiary of Zoom;

WHEREAS, the Board of Directors of Zoom has determined that it is appropriate and advisable to contribute, distribute or otherwise transfer all of its current and future assets and Liabilities related to the Zoom Legacy Business to ZTI (the “Separation”);

WHEREAS, immediately following the Separation, the Board of Directors of Zoom has determined that it is appropriate and advisable to issue a dividend to its stockholders of record as of the Distribution Date consisting of 100% of the issued and outstanding capital stock of ZTI (the “Distribution”);

WHEREAS, Zoom and ZTI have determined that it is necessary and desirable to set forth agreements that will govern the transactions described above.

NOW, THEREFORE, Zoom and ZTI agree as follows:

ARTICLE 1

Definitions

1.1

Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” of any Person means another Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such first Person; provided, however, that for the purposes of this Agreement from and after the Distribution, Zoom shall not be deemed to be an Affiliate of ZTI, and ZTI shall not be deemed to be an Affiliate of Zoom.

“Agent” means Computershare Trust Company, the distribution agent appointed by Zoom to distribute shares of ZTI common stock pursuant to the Distribution.

“Agreement” has the meaning set forth in the preamble hereto.

“Audit” means any audit, assessment of Taxes, other examination by any Taxing Authority, proceeding, or appeal of such a proceeding relating to Taxes, whether administrative or judicial, including proceedings relating to competent authority determinations.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Consents” has the meaning set forth in the Share Exchange Agreement.

“Conveyance Instruments” has the meaning set forth in Section 4.1 of the Agreement.

“Distribution” has the meaning set forth in the recitals of the Agreement.

“Distribution Date” means the date on which the Distribution is effective.

“Distribution Ratio” means, for each holder of record of Zoom common stock at the close of business on the Distribution Date, one share of ZTI common stock for every one share of Zoom common stock outstanding and held of record by such holder at such time.

“Distribution Tax Year” has the meaning set forth in Section 6.4(a) of the Agreement.

“Employee Benefit Plan” means any “employee benefit plan,” as defined in Section 3(3) of ERISA, or any other deferred compensation, retirement, stock option, stock purchase, bonus, medical, life, flexible benefit, welfare, disability, severance, change in control, retention or termination pay, insurance or incentive plan, and any other employee benefit plan, program, arrangement or agreement (whether domestic or foreign, statutory or non-statutory, funded or unfunded, written or oral, qualified or non-qualified), sponsored, maintained or contributed or required to be contributed to, at any time prior to the Distribution, by Zoom, ZTI or any ERISA Affiliate for the benefit of any current or former employee, leased employee, director, officer, stockholder or independent contractor of Zoom, ZTI or any ERISA Affiliate (or any spouse, dependent or beneficiary thereof) or under which, at any time prior to the Distribution, Zoom, ZTI or any ERISA Affiliate has or had any Liability (direct or indirect, actual or contingent).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means each entity, trade or business (whether or not incorporated) that is or at any time prior to the Distribution was a member of a controlled group or affiliated service group of which Zoom and/or ZTI is or was a member or that is or at any time prior to the Distribution was treated as a single employer with Zoom or ZTI under Sections 414(b), 414(c), 414(m), 414(o) or 414(t) of the Code or Section 4001(a) of ERISA.

“Final Determination” means the final resolution of a Liability for any Tax for any taxable period, as a result of (i) a final decision, judgment, decree or other order by any court of competent jurisdiction that can no longer be appealed; (ii) a final settlement with the IRS; (iii) a closing agreement or accepted offer in compromise under Sections 7121 or 7122 of the Code, or a comparable agreement under the laws of other jurisdictions, which resolves the entire Tax Liability for any taxable period; or (iv) any other final disposition, including by reason of the expiration of the applicable statute of limitations.

“Final Tax Attribute Allocation” has the meaning set forth in Section 6.15(a) of the Agreement.

“Former Employee(s)” means each employee of Zoom other than its employees at the time of the Distribution.

“Governmental Authority” has the meaning set forth in the Share Exchange Agreement.

“Independent Accounting Firm” has the meaning set forth in Section 6.15(a) of the Agreement.

“Information” of a Party means any and all information that such Party or any of its Representatives, whether furnished orally or in writing or by any other means or gathered by inspection and regardless of whether the same is specifically marked or designated as “confidential” or “proprietary,” together with any and all notes, memoranda, analyses, compilations, studies or other documents (whether in hard copy or electronic media) prepared by the receiving Party or any of its Representatives which contain or otherwise reflect such information, together with any and all copies, extracts or other reproductions of any of the same; provided, however, that for the purposes hereof all information relating to Zoom in the possession of ZTI at the time of the Distribution shall be deemed to have been furnished by Zoom and all information relating to ZTI in the possession of Zoom at the time of the Distribution shall be deemed to have been furnished by ZTI; and further provided that the term “Information” does not include information that:

(a)

is or becomes generally available to the public through no wrongful act of the receiving Party or its Representatives;

(b)

is or becomes available to the receiving Party on a non-confidential basis from a source other than the providing Party or its Representatives, provided that such source is not known by the receiving Party to be subject to a confidentiality agreement with the providing Party; or

(c)

has been independently acquired or developed by the receiving Party without violation of any of the obligations of the receiving Party or its Representatives under this Agreement.

“Intercompany Agreements” means any contract between Zoom and ZTI entered into prior to the Distribution, excluding this Agreement and the License Agreement.

“Liabilities” means any and all debts, liabilities, commitments and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, whenever or however arising and whether or not the same would be required by generally accepted accounting principles to be reflected in financial statements or disclosed in the notes thereto.

“License Agreement” means the License Agreement by and between ZTI and TCB Digital, a form of which is attached as Exhibit D to the Share Exchange Agreement.

“Litigation Matters” has the meaning set forth in Section 7.6(a) of the Agreement.

“Name Change Proposal” has the meaning set forth in Section 7.1 of the Agreement.

“Party” or “Parties” has the meaning set forth in the preamble of the Agreement.

“Person” means any natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or entity of any kind.

“Post-Closing Portion” has the meaning set forth in Section 6.4(a) of the Agreement.

“Post-Distribution Tax Period” means in the case of Zoom, a Tax year beginning on or after January 1, 2010, and in the case of ZTI, a Tax year beginning after the date of the Distribution.

“Post-Distribution Tax Returns” means any Tax Return required to be filed by Zoom or any of its Subsidiaries for Tax years beginning on or after the date of the Distribution.

“Post-Distribution Taxes” means all Taxes required to be paid by or imposed on Zoom with respect to all Post-Distribution Tax Returns of Zoom.

“Pre-Closing Portion” has the meaning set forth in Section 6.4(a) of the Agreement.

“Pre-Distribution Tax Returns” means any Tax Returns (other than Post-Distribution Tax Returns) required to be filed by Zoom or its Subsidiaries for Tax years ending on or prior to December 31, 2009.

“Pre-Distribution Taxes” means all Taxes required to be paid by or imposed upon Zoom or any of its Subsidiaries with respect to all Pre-Distribution Tax Returns.

“Privileged Information” has the meaning set forth in Section 7.6(a) of the Agreement.

“Refund” means a refund of Tax, credit against Tax, return of a deposit relating to Tax, or other similar payment, together with any interest thereon, additions thereto, or foreign currency gains or losses resulting therefrom.

“Representatives” of a Party means such Party’s officers, directors, employees, accountants, counsel, investment bankers, financial advisors, consultants and other representatives.

“Retained Equity Plans” has the meaning set forth in Section 5.1 of the Agreement.

“Separation” has the meaning set forth in the recitals of the Agreement.

“Share Exchange Agreement” means the Share Exchange Agreement, dated January 28, 2009, by and among Zoom, ZTI, Lei Gu, Gold Lion Holding Limited and TCB Digital.

“Subsidiary” means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which (i) such Person or any other Subsidiary of such Person is a general partner or (ii) at least 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or at least 50% of the value of the outstanding equity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Tax” or “Taxes” means all taxes, charges, fees, duties, levies, imposts or other similar assessments imposed by any federal, state, local or foreign Taxing Authority, including, but not limited to, income, gross receipts, excise, property, sales, use, license, capital stock, transfer, franchise, payroll, withholding, social security, value added and other taxes, and any interest, penalties or additions attributable thereto.

“Tax Package” means that certain information requested of ZTI by Zoom related to Zoom’s preparation of a Pre-Distribution Tax Return, which information may include: (i) a pro forma Tax Return relating to the operations of Zoom, ZTI and/or its Subsidiaries that is required to be included in the tax group of which Zoom was the common parent and ZTI is or was a member for one or more days in a taxable year, and (ii) all information relating to the operations of Zoom, ZTI and/or its Subsidiaries for the periods ending on or prior to the Distribution Date, or that otherwise is reasonably necessary to prepare and file the applicable Tax Returns to be filed by any tax group of

Zoom is or was the common parent and ZTI or any of its Subsidiaries is or was a member for one or more days in a taxable year.

“Tax Return” means any return, report, certificate, form or similar statement or document (including any related or supporting information or schedule attached thereto and any information return, amended tax return, claim for refund or declaration of estimated tax) required to be supplied to, or filed with, a Taxing Authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

“Taxing Authority” means any Governmental Authority or any subdivision, agency, commission or authority thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax.

“TCB Digital” means Tianjin Tong Guang Group Digital Communication Co., Ltd.

“Transaction Documents” has the meaning set forth in Section 7.7 of the Agreement.

“Zoom” has the meaning set forth in the preamble of the Agreement.

“Zoom Assets” means all assets of Zoom (other than ZTI Assets) related to the Zoom Legacy Business.

“Zoom Legacy Business” means all of the businesses and operations conducted by Zoom and its Subsidiaries, including ZTI, prior to the Distribution Date.

“Zoom Liabilities” means all Liabilities or portions of Liabilities arising primarily out of or in connection with the Zoom Legacy Business.

“ZTI” has the meaning set forth in the preamble of the Agreement.

“ZTI Assets” means all assets of ZTI at the time of the Distribution.

“ZTI Liabilities” means (i) all Liabilities or portions of Liabilities arising primarily out of or in connection with the business and operations conducted by ZTI and any Subsidiaries prior to the Distribution Date; and (ii) all Liabilities of ZTI assumed pursuant to this Agreement.

“ZTI Tax Returns” means any Tax Return required to be filed by ZTI or a Subsidiary (as opposed to a Tax Return by a group which simply includes the income of ZTI, but of which ZTI is not the common parent).

“ZTI Taxes” means all Taxes required to be paid by or imposed upon ZTI or a ZTI Subsidiary with respect to all ZTI Tax Returns.

ARTICLE II

Separation

2.1

General. It is the intent of the Parties that Zoom and ZTI shall take such actions, to the extent necessary, such that prior to the Distribution Zoom shall contribute, distribute or otherwise transfer to ZTI, and ZTI shall accept and assume from Zoom, all of Zoom’s current and future assets and Liabilities related to the Zoom Legacy Business. Zoom and ZTI agree to structure, conduct and execute the Separation in a manner that ensures that following the Separation Zoom does not retain any existing or potential Liability related to the Zoom Legacy Business, including specifically, but without limitation, any existing or potential Liability following the Distribution Date to any current or former employee, leased employee, director, officer, independent contractor or other service provider employed by or rendering services to the Zoom Legacy Business relating to their employment or service or the termination of their employment or service. The Parties shall use their respective commercially reasonable efforts to consummate the Separation, a portion of which have already been implemented prior to the date hereof.

2.2

Transfer of Assets.

(a)

Prior to the Distribution and to the extent not already completed or owned by ZTI, pursuant to the Conveyance Instruments, Zoom shall transfer to ZTI, and ZTI shall accept from Zoom, all of Zoom’s right, title and interest in and to the Zoom Assets.

(b)

The Parties shall cooperate and use their commercially reasonable efforts to obtain any required Consents from any third party or any Governmental Authority, and provide any required notices, to transfer any Zoom Assets as contemplated by this Agreement.

2.3

Assumption of Liabilities.

(a)

Prior to the Distribution and to the extent not already assumed by ZTI, Zoom shall transfer, and ZTI shall accept and assume from Zoom, all of the Zoom Liabilities, regardless of (w) when or where the same arose or arise, (x) whether the facts upon which they are based occurred prior to or on the Distribution, (y) where or against whom the same are asserted or determined or (z) whether arising from or alleged to arise from negligence, gross negligence, recklessness, violation of law, willful misconduct, bad faith, fraud or misrepresentation by Zoom prior to the Distribution Date or ZTI, as the case may be, or any of their respective Representatives.

(b)

The Parties shall cooperate and use their commercially reasonable efforts to obtain any required Consents from any third party or any Governmental Authority, and provide any required notices, to transfer any Zoom Liabilities as contemplated by this Agreement.

2.4

Separation and Distribution Transactions. In order to effectuate the transfers and assumptions pursuant to Section 2.2 and Section 2.3, each Party agrees to take prior to the Distribution and subject to the terms of this Agreement all actions necessary to effectuate the Separation and Distribution, including the following actions (some of which have already been taken prior to the date hereof):

(a)

ZTI will file (and Zoom will consent to and approve the filing of) an amendment to ZTI’s certificate of incorporation to increase the number of authorized shares of ZTI common stock.

(b)

ZTI will effect a stock dividend to Zoom such that, after giving effect to such dividend, Zoom will hold that number of shares of ZTI common stock as are to be distributed in the Distribution.

2.5

Existing Intercompany Agreements. All Intercompany Agreements in effect immediately prior to the Distribution shall be terminated, amended or assigned such that Zoom shall no longer be a party thereto from and after the Distribution.

2.6

Employee Benefit Plans and Taxes. To the extent contrary to the terms of this Article II, (i) Article V shall govern Employee Benefit Plans and (ii) Article VI shall govern any matters relating to Taxes.

ARTICLE III

Distribution

3.1

Issuance and Delivery of ZTI Common Stock. ZTI shall issue to Zoom the number of shares of ZTI common stock required so that the total number of shares of ZTI common stock held by Zoom immediately prior to the Distribution is equal to the total number of shares of ZTI common stock distributable pursuant to Section 3.2. Zoom shall deliver to the Agent one or more stock certificates representing all shares of ZTI common stock then issued and outstanding, together with one or more stock power(s) endorsed in blank and, with respect to any uncertificated shares to be distributed pursuant to Section 3.2, shall take such steps as are necessary to permit such shares to be distributed in the manner described in Section 3.2. The Agent will distribute such shares in the manner described in Section 3.2.

3.2

Distribution of ZTI Common Stock. Zoom shall instruct the Agent to distribute, based on the Distribution Ratio, the ZTI common stock to each holder of record of Zoom common stock at the close of business on the Distribution Date. Each distributed share of ZTI common stock shall be validly issued, fully paid and nonassessable and free of preemptive rights. Except as required by applicable law, the shares of ZTI common stock distributed shall be distributed as uncertificated shares registered in book-entry form through the direct registration system and no certificates therefor shall be distributed. The Agent shall deliver an account statement to each holder of shares of ZTI common stock reflecting such holder’s ownership interest in shares of ZTI common stock.

3.3

Treatment of Fractional Shares. No fractional shares of ZTI common stock shall be issued in the Distribution. In lieu of receiving fractional shares, each holder of Zoom common stock who would otherwise be entitled to receive a fractional share of ZTI common stock pursuant to the Distribution will receive cash for such fractional share. Zoom and ZTI shall instruct the Agent to determine the number of whole shares of ZTI common stock and fractional shares of ZTI common stock allocable to each holder of record of Zoom common stock as of the close of business on the Distribution Date, to aggregate all such fractional shares into whole shares and sell the whole shares obtained thereby in the open market at the then prevailing prices on behalf of holders who would otherwise be entitled to receive fractional share interests, and to distribute to each such holder such holder’s ratable share of the total proceeds of such sale after making appropriate deductions of any amounts required for U.S. federal tax withholding purposes and after deducting any taxes attributable to the sale of such fractional share interests.

3.4

Zoom Board Action. The Board of Directors of Zoom shall, in its discretion, establish the Distribution Date and all appropriate procedures in connection with the Distribution. The Board of Directors of Zoom also shall have the right to adjust the Distribution Ratio at any time prior to the Distribution.

3.5

Conditions Precedent. The obligations of the Parties to consummate the Distribution contemplated by Section 3.2 shall be subject to the following conditions:

(a)

the Form 10 registration statement of ZTI shall be effective under the Securities Exchange Act of 1934, as amended, with no stop order in effect with respect thereto, and a proxy statement or information statement shall have been mailed to Zoom’s stockholders;

(b)

the actions and filings necessary under securities and blue sky laws of the states of the United States and any comparable laws under any foreign jurisdictions must have been taken and become effective; and

(c)

no order, injunction, decree or regulation issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Distribution will be in effect and no other event outside Zoom’s control will have occurred or failed to occur that prevents the consummation of the Distribution.

ARTICLE IV

Conveyance Instruments

4.1

Delivery of Instruments of Conveyance. In order to effect the transactions contemplated by Article II, the Parties shall execute and deliver, or cause to be executed and delivered, prior to or as of the Distribution, such contracts, deeds, bills of sale, instruments of assumption, instruments of assignment, stock powers, certificates of title and other instruments of assignment, transfer, assumption and conveyance (collectively, the “Conveyance Instruments”) as the Parties shall reasonably deem necessary or appropriate to effect such transactions.

ARTICLE V

Employee Benefit Plans

5.1

Employee Benefit Plans. Prior to the Distribution, Zoom has transferred to ZTI, and ZTI has assumed, sponsorship of any and all Employee Benefit Plans previously sponsored or maintained by Zoom, and Zoom does not sponsor or maintain any Employee Benefit Plan at the time of the Distribution. From and after the time of the Distribution, ZTI agrees that Zoom shall not have any Liability (direct or indirect, actual or contingent) with respect to any Employee Benefit Plan sponsored, maintained or contributed to, at any time prior to the Distribution, by Zoom, ZTI or any ERISA Affiliate. With respect to any Employee Benefit Plan maintained by Zoom, ZTI or any ERISA Affiliate, at any time prior to the Distribution, ZTI represents that no event has occurred, and there will exist no condition or set of circumstances, including without limitation the consummation of the Distribution, in connection with which Zoom could, directly or indirectly, be subject to any Liability under ERISA, the Code or any other applicable laws for any Liability relating to any Employee Benefit Plan sponsored, maintained or contributed to, at any time prior to the Distribution, by Zoom, ZTI or any ERISA Affiliate. For purposes of this Agreement, any Liability (direct or indirect, actual or contingent) with respect to any Employee Benefit Plan sponsored, maintained or contributed or required to be contributed to by Zoom, ZTI or any ERISA Affiliate at any time prior to the Distribution shall, for all purposes of this Agreement, be deemed to be ZTI Liabilities. Notwithstanding the foregoing, Zoom will not transfer to ZTI, and ZTI will not assume, the Zoom Technologies, Inc. 1991 Directors Stock Option Plan, the Zoom Technologies, Inc. 1998 Employee Equity Incentive Plan and the Zoom Technologies, Inc. Stock Option Plan (the “Retained Equity Plans”), and Zoom will continue to have Liability under the Retained Equity Plans only for the stock options that are outstanding under the Retained Equity Plans immediately prior to the Distribution Date and listed on the attached Exhibit A.

5.2

Inconsistency. To the extent any provision of this Agreement outside of this Article V conflicts with any provision contained in this Article V, the provision in this Article V shall control and govern any matters relating to Employee Benefit Plans.

ARTICLE VI

Tax Matters

6.1

Responsibility of Zoom to prepare and file Pre-Distribution Tax Returns and Post-Distribution Tax Returns.

(a)

Pre-Distribution Tax Returns

(i)

General. To the extent not previously filed, Zoom shall (at its own cost and expense) prepare and file or cause to be prepared and filed, all Pre-Distribution Tax Returns.

(ii)

Tax Package. To the extent not previously provided, upon the written request of Zoom specifying with particularity the materials requested, ZTI, at its own expense, shall prepare and provide or cause to be prepared and provided to Zoom a Tax Package relating to each Pre-Distribution Tax Return required to be filed by any Tax group of which Zoom was the common parent and ZTI was a member for one or more days in the relevant Tax year. The Tax Package shall be provided to Zoom no later than May 31, 2010.

(iii)

Procedures. In the case of Pre-Distribution Tax Returns, to the extent not previously filed, no later than thirty (30) days prior to the due date of each such Pre-Distribution Tax Return, Zoom shall make available or cause to be made available drafts of such Tax Return to ZTI.

(b)

Preparation and filing of Post-Distribution Tax Returns. Zoom shall, at its own cost and expense, prepare and file or cause to be prepared and filed, all Post-Distribution Tax Returns.

6.2

Responsibility of ZTI to prepare and file ZTI Tax Returns.

(a)

To the extent not previously filed, no later than thirty (30) days prior to the due date of each ZTI Tax Return for any taxable period ending on or prior to December 31, 2009 which ZTI Tax Return includes income that is also included in a Pre-Distribution Tax Return, ZTI shall make available or cause to be made available drafts of such Tax Return to Zoom. All such ZTI Tax Returns shall be prepared in accordance with past practice unless otherwise required by applicable law.

(b)

To the extent not previously filed, ZTI shall (at its own cost and expense), subject to Section 6.2(a), prepare and file or caused to be prepared and filed all ZTI Tax Returns.

6.3

Responsibility for Post-Distribution Taxes. Except as otherwise provided for in this Agreement, Zoom shall be liable for and shall pay or cause to be paid to the applicable Taxing Authority, all Post-Distribution Taxes. All such Taxes shall be paid on or prior to the due date of the applicable Tax Return. Except as otherwise provided in this Agreement, ZTI shall be liable for and shall pay or cause to be paid to the applicable Taxing Authority, all ZTI Taxes. All such Taxes shall be paid on or prior to the due date of the applicable Tax Return.

6.4

Responsibility for Pre-Distribution Taxes.

(a)

All Pre-Distribution Taxes for periods ending on or prior to the Distribution Date shall be the responsibility solely of ZTI. With respect to the Taxes payable with respect to the taxable year of Zoom that includes the Distribution Date (the “Distribution Tax Year”), Taxes allocable to the portion of the Distribution Tax Year ending on or prior to the Distribution Date (“Pre-Closing Portion”) shall be the responsibility solely of ZTI. Taxes allocable to the portion of the taxable year beginning after the Distribution Tax Year (“Post-Closing Portion”) shall be the responsibility solely of Zoom. Taxes for the Distribution Tax Year shall be allocated between the “Pre-Closing Portion” and the Post-Closing Portion in the following manner: (A) real, personal and intangible property Taxes of Zoom shall be allocated on a per diem basis, (B) exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, will be apportioned ratably between such periods on a per diem basis and (C) other Taxes of Zoom shall be allocated based on a closing of the books as of the close of business on the Distribution Date. In the case of any Pre-Distribution Taxes with respect to Tax Returns that are filed by Zoom after the date of this Agreement, Zoom shall provide ZTI with a statement of the portion of Pre-Distribution Taxes that ZTI is responsible for within 15 days prior to the due date of such Taxes. Within five days of the receipt of such statement, ZTI shall pay directly to Zoom the amount stated in the statement provided by Zoom as being the responsibility of ZTI pursuant to this Agreement. For the avoidance of doubt, the Parties agree that ZTI shall be solely responsible for any ZTI Taxes relating to all Tax periods.

(b)

All Taxes related to the Separation and Distribution shall be the responsibility of, and shall be paid or caused to be paid by ZTI.

6.5

Refunds. Zoom shall be entitled to all Refunds of Taxes with respect to all Post-Distribution Tax Returns. ZTI shall be entitled to all Refunds of Taxes with respect to all ZTI Tax Returns.

6.6

Carrybacks. Each of the Parties shall be permitted (but not required) to carry back net operating losses or other Tax attributes realized in any Post-Distribution Tax Period of such Party to any period preceding or including the Distribution, provided, however, that a Party shall not be permitted to carry back a net operating loss or other Tax attribute to any Tax period relating to a Pre-Distribution Tax Return without the consent of the other Party. If there is a carryback of a net operating loss or other Tax attribute as provided for in this Section 6.6, and a resulting refund of Pre-Distribution Taxes relating to periods ending on or prior to the Distribution Date, or portions of periods ending on or prior to the Distribution Date, then such refunds shall be allocable to ZTI.

6.7

Amended Tax Returns. Subject to Sections 6.9 and 6.10 (relating to Audits), Zoom shall be entitled to amend or cause to be amended all Pre-Distribution Tax Returns, provided, however, that if any such amendment will or could adversely affect ZTI, Zoom shall provide to ZTI, no later than thirty (30) days prior to the amended Pre-Distribution Tax Return being filed, a draft of such amended Pre-Distribution Tax Return and shall consult and cooperate with ZTI with respect to the filing of any such amended Tax Return. Zoom shall be entitled to amend or cause to be amended all Post-Distribution Tax Returns. Subject to Sections 6.9 and 6.10 (relating to Audits), ZTI shall be entitled to amend or cause to be amended all ZTI Tax Returns.

6.8

Payment of Refunds. Any Refund to which a Party is entitled pursuant to this Article VI that is received (or deemed to be received, for example by way of a credit by a Taxing Authority to be applied towards the payment of Taxes) by another Party shall be paid by such other Party to such Party in immediately available funds within ten (10) days of receipt.

6.9

Audit Notices. Within fifteen (15) days after a Party receives a written notice or other information from a Taxing Authority of the existence of an Audit that may require indemnification pursuant to this Agreement, the receiving Party shall notify the other Party of such receipt and thereafter, shall promptly forward to the other Party copies of all notice and material communications with any Taxing Authority relating to such Audit. The failure of Zoom to notify ZTI of an Audit shall not relieve ZTI of any Liability and/or obligation which it may have under this Agreement, unless ZTI’s rights under this Agreement are materially prejudiced by such failure.

6.10

Pre-Distribution Audits. Zoom shall administer all Pre-Distribution Audits. Zoom shall settle any Pre-Distribution Audit in the manner determined by Zoom. ZTI shall be permitted to participate, at its own expense, in Pre-Distribution Audits to the extent the Audit would result in increased Tax Liability for ZTI. Notwithstanding the foregoing, Zoom shall have the sole authority to settle, resolve or agree to any deficiency, claim or adjustment proposed, asserted or assessed in connection with or as a result of any Pre-Distribution Audits.

6.11

Post-Distribution Audits. Zoom shall have the exclusive right and sole discretion to control and contest, at Zoom’s own cost and expense and, in Zoom’s sole discretion, to resolve, settle or agree to any deficiency, claim or adjustment proposed, asserted or assessed in connection with or as a result of, any Post-Distribution Audits.

6.12

Payment of Pre-Distribution Audit Tax Amounts. In connection with any Final Determination with respect to a Pre-Distribution Audit that results in an additional amount of Tax required to be paid to a Taxing Authority, Zoom shall provide ZTI with a statement setting forth the amount of Taxes with respect to such Final Determination that is the responsibility of ZTI. Within five (5) days of the receipt of such statement, ZTI shall pay directly to Zoom the amount stated in the statement provided by Zoom as being the responsibility of ZTI pursuant to this Agreement.

6.13

Cooperation and Exchange of Information. The Parties shall each cooperate fully (and each shall cause its respective Affiliates to cooperate fully) with all reasonable requests from the other Party hereto, or from an agent, representative or advisor to such other Party, in connection with the preparation and filing of Tax Returns, claims for Refund, Audits, determinations with respect to the allocation of Tax attributes and the calculation of Taxes or other amounts required to be paid hereunder, in each case, related or attributable to or arising in connection with Taxes or Tax attributes of any of the Parties or their respective Subsidiaries covered by this Agreement. Such cooperation shall include, without limitation, at each Party’s own cost:

(i)

the retention until the expiration of the applicable statute of limitations, and the provision upon request, of Tax Returns of the Parties and their respective Subsidiaries, books, records (including information regarding ownership and Tax basis of property), documentation and other information relating to such Tax Returns, including accompanying schedules, related work papers, and documents relating to rulings or other determinations by Taxing Authorities; and

(ii)

the execution of any document that may be necessary or reasonably helpful in connection with any Audit of any of the Parties or their respective Subsidiaries, or the filing of a Tax Return or Refund claim of the Parties or any of their respective Subsidiaries; notwithstanding the foregoing, this Section 6.13 does not alter in any way the rights with respect to Audits, Refunds and other Tax matters that are otherwise set out in this Article VI.

6.14

Retention of Records. If any of the Parties or their respective Subsidiaries intends to dispose of documentation relating to the Taxes of the Parties or their respective Subsidiaries for which the other Party to this Agreement may be responsible pursuant to the terms of this Agreement (including, without limitation, Tax Returns, books, records, documentation and other information, accompanying schedules, related work papers, and documents relating to rulings or other determinations by Taxing Authorities) after the expiration of the applicable statute of limitations (taking into account all waivers and extensions), such Party shall provide written notice to the other Parties describing the documentation to be destroyed or disposed of sixty (60) days prior to taking such action. The other Party may arrange to take delivery of the documentation described in the notice at its expense during the succeeding sixty (60) day period.

6.15

Allocation of Tax Attributes.

(a)

General. To the extent not already provided, no later than twenty (20) days after the end of each fiscal quarter ending on or prior to May 31, 2010, Zoom shall provide to ZTI an estimate (or an updated estimate) of the Tax attributes (including earnings and profits, net operating loss carryovers, capital loss carryovers, alternative minimum tax credit carryovers and general business credits) allocated or inuring to ZTI as a result of the Distribution and related transactions for U.S. federal, state, local and foreign income Tax purposes, provided, however, that the allocation of Tax attributes by Zoom shall be in accordance with applicable law (as reasonably determined by Zoom). ZTI shall have the opportunity to review such estimate and if ZTI disputes the Tax attributes estimates, the Parties agree to work in good faith to resolve such disputes. If the Parties are unable to resolve such disputes, the disputed items shall be submitted promptly for resolution to an independent accounting firm, mutually acceptable to both Parties (“Independent Accounting Firm”). The Independent Accounting Firm shall overturn the determination by Zoom only to the extent it is unreasonable. Notwithstanding the foregoing, and for the avoidance of doubt, there are no limits placed by this Agreement on Zoom’s ability to use or make certain elections with respect to Tax attributes that it is otherwise able to use or elect under applicable Tax law. No later than June 30, 2010 or a later date agreed to by Zoom and ZTI, Zoom shall provide to ZTI a final allocation of the Tax attributes allocated to ZTI (the “Final Tax Attribute Allocation”).

(b)

Subject to the provisions above, the Parties shall not take any position inconsistent with the estimated allocation of Tax attributes (in the case of positions taken prior to the Final Tax Attribute Allocation) or the Final Tax Attribute Allocation, except to the extent a reallocation is required in connection with a Final Determination with respect to a Pre-Distribution Audit or a ZTI Audit.

6.16

Inconsistency. To the extent any provision of this Agreement outside of this Article VI conflicts with any provision contained in this Article VI, the provision in this Article VI shall control and govern any matters relating to Taxes.

ARTICLE VII

Other Agreements

7.1

Use of Names. ZTI shall have all rights in and use of the name Zoom and all other trademarks owned by ZTI and by Zoom prior to the Distribution, subject to the License Agreement. Zoom agrees to submit for stockholder approval in connection with the approval of the transactions contemplated by the Share Exchange Agreement, a proposal for the amendment of its certificate of incorporation to change its corporate name to such name as determined by TCB Digital (the “Name Change Proposal”). If the Zoom stockholders approve the transactions contemplated by the Share Exchange Agreement, but do not approve the Name Change Proposal, Zoom agrees to use its reasonable efforts to re-submit the Name Change Proposal at its next special or annual meeting of stockholders.

7.2

Books and Records. Prior to or as promptly as practicable after the Distribution, and from time to time thereafter as requested by ZTI, Zoom shall deliver, or cause to be delivered, to ZTI all corporate books and records of ZTI in the possession of Zoom and the relevant portions (or copies thereof) of all corporate books and records of Zoom relating directly and primarily to the ZTI Assets or the ZTI Liabilities, including, in each case, all agreements, litigation files and filings with any Governmental Authority. From and after the Distribution, all such books, records and copies shall be the property of ZTI. Zoom may retain copies of all such corporate books and records, subject to the provisions of Section 7.5 below.

7.3

Access to Information. Upon reasonable notice, each Party shall, and shall cause its Subsidiaries to, afford to Representatives of the other Party reasonable access, during normal business hours throughout the period prior to and following the Distribution, to all of its properties, books, contracts, commitments and records (including, but not limited to, tax returns) relating to the other Party, its business or its Liabilities and, during such period, each Party shall, and shall cause its Subsidiaries to, furnish promptly to the other Party (i) access to each report, schedule and other document filed or received by it or any of its Subsidiaries pursuant to the requirements of federal or state securities laws or filed with or sent to any federal or state regulatory agency or commission, and (ii) access to all information concerning themselves, their Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably requested by any other Party in connection with any filings, applications or approvals required or contemplated by this Agreement or for any other reason related to the transactions contemplated by this Agreement. Subject to Section 7.6, nothing in this Section 7.3 shall require the Parties to take any action or furnish any access or information which would cause or could reasonably be expected to cause the waiver of any applicable attorney client privilege. All information for which access is provided hereunder shall be subject to the confidentiality provisions of Section 7.5.

7.4

Retention of Records. Each Party shall retain those documents as required by law, rule, regulation or court order.

7.5

Confidentiality.

(a)

Each Party hereto shall keep, and shall cause its Representatives to keep, each of the other Parties’ Information strictly confidential and will disclose such Information only to such of its Representatives who need to know such Information, and who agree to be bound by this Section 7.5 and not to disclose such Information to any other Person. Without the prior written consent of the other Party, no Party or any of its respective Representatives shall disclose any other Party’s Information to any Person or entity except as may be required by law or judicial process and in accordance with this Section 7.5.

(b)

In the event that any Party or any of its Representatives receives a request or is required by law or judicial process to disclose to a court or other tribunal all or any part of any of the other Party’s Information, each receiving Party or its Representatives shall promptly notify the other Party of the request in writing, and consult with and assist the other Party in seeking a protective order or request for other appropriate remedy. In the event that such protective order or other remedy is not obtained or the other Party waives compliance with the terms hereof, such receiving Party or its Representatives, as the case may be, shall disclose only that portion of the Information or facts which, in the written opinion of each receiving Party’s outside counsel, is legally required to be disclosed, and each Party will exercise its respective commercially reasonable best efforts to assure that confidential treatment will be accorded such Information or facts by the Persons or entities receiving the same. Each providing Party will be given an opportunity to review the Information or facts prior to disclosure.

7.6

Privileged Information.

(a)

Each Party hereto acknowledges that (i) each of Zoom and ZTI has or may obtain Information regarding ZTI or Zoom, respectively, or any of its operations, employees, assets or Liabilities, as applicable, that is or may be protected from disclosure pursuant to attorney-client privilege, the work product doctrine or other applicable privileges (“Privileged Information”); (ii) actual, threatened or future litigation, investigations, proceedings (including arbitration), claims or other legal matters have been or may be asserted by or against, or otherwise affect, each or both of Zoom or ZTI (“Litigation Matters”); (iii) Zoom and ZTI have a common legal interest in Litigation Matters, in the Privileged Information, and in the preservation of the confidential status of the Privileged Information, in each case relating to the Zoom Assets or Zoom Liabilities or the ZTI Assets or ZTI Liabilities as it or they existed at the time of the Distribution or relating to or arising in connection with the relationship between Zoom and ZTI on or prior to the time of the Distribution; and (iv) Zoom and ZTI intend that the transactions contemplated by this Agreement and any transfer of Privileged Information in connection herewith or therewith shall not operate as a waiver of any potentially applicable privilege.

(b)

Each of Zoom and ZTI agrees not to disclose or otherwise waive any privilege attaching to any Privileged Information relating to the Zoom Assets or Zoom Liabilities or the ZTI Assets or ZTI Liabilities as it or they existed at the time of the Distribution or relating to or arising in connection with the relationship between Zoom and ZTI on or prior to the time of the Distribution, without providing prompt written notice to and obtaining the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed if the other Party certifies that such disclosure is to be made in response to a likely threat of suspension, debarment, criminal indictment or similar action; provided, however, that Zoom and ZTI may make disclosure or waiver with respect to Privileged Information if such Privileged Information related, in the case of Zoom, solely to the Zoom Assets or Zoom Liabilities as each existed prior to the time of the Distribution, or in the case of ZTI, solely to the ZTI Assets or ZTI Liabilities as each existed prior to the time of the Distribution. The Parties will use commercially reasonable efforts to limit any such disclosure or waiver to the maximum extent possible and shall seek the execution of a confidentiality agreement by the third party or parties to which such disclosure or waiver is made.

(c)

Upon Zoom or ZTI, as the case may be, receiving any subpoena or other compulsory disclosure notice from a court, other Governmental Authority or otherwise that requests disclosure of Privileged Information, in each case relating to the Zoom Assets or Zoom Liabilities or the ZTI Assets or ZTI Liabilities as it or they existed at the time of the Distribution or relating to or arising in connection with the relationship between Zoom and ZTI on or prior to the time of the Distribution, the recipient of the notice shall promptly provide to Zoom, in the case of receipt by ZTI, or to ZTI, in the case of receipt by Zoom, a copy of such notice, the intended response, and all materials or information relating to the other Party (or its Subsidiaries) that might be disclosed. In the event of a disagreement as to the intended response or disclosure, unless and until the disagreement is resolved as provided in Section 7.6(b) above, Zoom and ZTI shall cooperate to assert all defenses to disclosure claimed by either Party (or its Subsidiaries), at the cost and expense of the Party claiming such defense to disclosure, and shall not disclose any disputed documents or information until all legal defenses and claims of privilege shall have been determined.

7.7

Further Assurances. Each of the Parties hereto, at its own cost and expense, promptly shall, or shall cause its Subsidiaries to, execute such documents (the “Transaction Documents”) and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

7.8

Cooperation. The Parties shall cooperate with each other in all reasonable respects to ensure that the transactions contemplated herein are carried out in accordance with their terms.

7.9

No Representations as to Zoom Assets. ZTI AGREES THAT THE TRANSFER BY ZOOM TO ZTI OF THE ZOOM ASSETS IS ON AN “AS IS, WHERE IS” BASIS, AND NO REPRESENTATIONS OR WARRANTIES ARE BEING MADE BY ZOOM OR ITS REPRESENTATIVES WITH RESPECT THERETO.

7.10

Rent, Furniture, Equipment, etc. ZTI may elect to lease premises, including its current premises in Boston, the United Kingdom, and Mexico and, to the extent feasible and appropriate, lease office equipment. ZTI shall bear the cost of such leases.

7.11

Transaction Expenses. ZTI shall be responsible for all expenses (including attorney’s fees) incurred in connection with the Separation and Distribution.

7.12

Receivables Collection and Other Payments. If, after the Distribution, Zoom or ZTI receives payments belonging to ZTI or Zoom, respectively, the recipient shall promptly account for and remit same to the other Party.

7.13

Insurance. From and after the time of the Distribution, ZTI shall be responsible for obtaining and maintaining all insurance coverage relating to the business and operations of ZTI for the period from and after the Separation and Distribution. The Parties hereto shall cooperate with regards to the administration of insurance policies contemplated hereunder (including accounting and reporting obligations and the distribution of insurance proceeds) and shall share material information concerning such matters so that both Zoom and ZTI are aware on a continuing basis of material matters relevant to joint dealings with insurers. Except as set forth herein, nothing in this Agreement shall be construed or deemed to limit the right of Zoom or ZTI to obtain and administer future insurance policies on whatever terms it believes to be advisable.

7.14

Relationship between this Agreement and the Share Exchange Agreement. In the event of any conflict or ambiguity as between this Agreement and the Share Exchange Agreement, the Share Exchange Agreement controls.

ARTICLE VIII

Release and Indemnification

8.1

Release. Effective as of the Distribution and except as otherwise specifically set forth in this Agreement or the Share Exchange Agreement, ZTI releases and forever discharges Zoom and its respective Affiliates, and its and their directors, officers, employees and agents of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands and Liabilities whatsoever of every name and nature, both in law and in equity, against Zoom or any of its assigns, which Zoom or ZTI has or ever had, which arise out of or relate to events, circumstances or actions taken by Zoom or ZTI prior to the Distribution; provided, however, that the foregoing general release shall not apply to this Agreement, or the transactions contemplated hereby, and shall not affect ZTI’s right to enforce this Agreement or any other agreement contemplated hereby in accordance with its terms. ZTI understands and agrees that, except as otherwise specifically provided herein, neither Zoom nor any of its Subsidiaries is, in this Agreement or any other agreement or document, representing or warranting to ZTI in any way as to the assets, business or Liabilities transferred or assumed as contemplated hereby or thereby or as to any consents or approvals required in connection with the consummation of the transactions contemplated by this Agreement.

8.2

Indemnification by ZTI. From and after the time of the Distribution, ZTI shall indemnify, defend and hold harmless Zoom and its directors, officers, employees, agents and Affiliates, and each of the heirs, executors, successors and assigns of any of the foregoing in accordance with Section 11.2 of the Share Exchange Agreement.

8.3

Remedies Cumulative. Subject to any limitations set forth in the Share Exchange Agreement, the remedies provided or referenced in this Article VIII shall be cumulative and shall not preclude assertion by Zoom of any other rights or the seeking of any and all other remedies against ZTI.

ARTICLE VIX

Miscellaneous and General

9.1

Representations and Warranties. Each Party represents and warrants to the other Party that (a) it is validly existing and in good standing under the laws of the jurisdiction of incorporation, (b) it has the requisite corporate power and authority to carry on its business as conducted on the date hereof, (c) it has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, (d) this Agreement has been duly and validly executed by such Party and is the legal, valid and binding obligation of such Party enforceable in accordance with its terms, and (e) the execution and delivery of this Agreement does not and will not (i) violate any provisions of such Party’s certificate or articles of incorporation or bylaws, (ii) violate any law applicable to such Party, (iii) violate any order, judgment, award or decree of any court or Governmental Authority applicable to such Party, or (iv) result in any breach or default under any material contract by which such Party is bound.

9.2

Modification or Amendment. The Parties hereto may modify or amend this Agreement by written agreement executed and delivered by authorized officers of the respective Parties.

9.3

Counterparts. For the convenience of the Parties hereto, this Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and which counterparts shall together constitute the same agreement.

9.4

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflicts of law principles.

9.5

Notices. Any notice, request, instruction or other document to be given hereunder by any Party to the other shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered by facsimile (upon confirmation of receipt) or personally, (ii) on the first business day following the date of dispatch if delivered by Federal Express or other next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:

If to Zoom:

Zoom Technologies, Inc.

207 South Street

Boston, Massachusetts 02111

Attn: Frank Manning

Telephone: (617) 423-1072

Fax: (617) 423-3923

If to ZTI:

Zoom Telephonics, Inc.

207 South Street

Boston, Massachusetts 02111

Attn: Frank Manning

Telephone: (617) 423-1072

Fax: (617) 423-3923

Either Party may, by notice to the other Party, change the address to which notices are to be given hereunder.

9.6

Captions. All Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

9.7

No Third Party Beneficiary. This Agreement is for the purpose of defining the respective rights and obligations of the Parties hereto and is not for the benefit of any employee, creditor or other third party, except as may be expressly set forth herein.

9.8

Assignment; Successors and Assigns. No Party to this Agreement shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of each of the other Parties hereto in its sole and absolute discretion. Any such conveyance, assignment or transfer without the express written consent of each of the other Parties shall be void ab initio. No assignment of this Agreement or any rights hereunder shall relieve each of the assigning Parties of its obligations hereunder. Any successor by merger to a Party to this Agreement shall be substituted for such Party as a party to this Agreement, and all obligations, duties and Liabilities of the substituted party under this Agreement shall continue in full force and effect as obligations, duties and Liabilities of the substituting party, enforceable against the substituting party as a principal, as though no substitution had been made.

9.9

Certain Obligations. Whenever this Agreement requires any of the Subsidiaries of any Party to take any action, this Agreement will be deemed to include an undertaking on the part of such Party to cause such Subsidiary to take such action.

9.10

Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party or Parties who are or are to be thereby aggrieved shall have the right of specific performance and injunctive relief giving effect to its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived.

9.11

Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon any such determination, the Parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties hereto as of the date first above written.

ZOOM TECHNOLOGIES, INC.

By:
Name:	Frank Manning
Title:	President and Chief Executive Officer

ZOOM TELEPHONICS, INC.

By:
Name:	Frank Manning
Title:	President and Chief Executive Officer

Exhibit A

Stock Options Outstanding under the Retained Equity Plans

ANNEX C

LOCK-UP AND VOTING AGREEMENT

This LOCK-UP AND VOTING AGREEMENT (this “Agreement”) is dated as of January ____, 2009, by and between the undersigned holder (“Stockholder”) of Common Stock, par value $0.01 per share, of Zoom Technologies, Inc., a Delaware corporation (“Zoom”), and Tianjin Tong Guang Group Digital Communication Co., Ltd, a company organized under the laws of the PRC (“TCB Digital”). All capitalized terms used but not defined herein shall have the meanings assigned to them in the Share Exchange Agreement (as defined below).

WHEREAS, concurrently with the execution of this Agreement, Zoom, Zoom Telephonics, Inc., Lei Gu, Gold Lion Holding Limited and TCB Digital are entering into a Share Exchange Agreement (as such agreement may be subsequently amended or modified, the “Share Exchange Agreement”), pursuant to which the controlling stockholder of TCB Digital shall become the controlling stockholder of Zoom and TCB Digital shall become a subsidiary of Zoom;

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of shares of Zoom Common Stock identified on Exhibit A hereto (such shares, together with all shares of Zoom Common Stock subsequently acquired by Stockholder during the term of this Agreement, including through the exercise of any stock option or other equity award, warrant or similar instrument, being referred to as the “Shares”), and holds stock options or other rights to acquire the number of shares of Zoom Common Stock identified on Exhibit A hereto; and

WHEREAS, it is a condition to the willingness of TCB Digital to enter into the Share Exchange Agreement that Stockholder execute and deliver this Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, TCB Digital entering into the Share Exchange Agreement and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by TCB Digital in connection therewith, Stockholder and TCB Digital agree as follows:

Section 1.  Restriction on Transfer. Stockholder agrees not to offer, sell, contract to sell, assign, transfer, hypothecate, pledge or grant a security interest in, hedge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by Zoom or any affiliate of Zoom or any person in privity with Zoom or any affiliate of Zoom), directly or indirectly, any of the Shares from the period commencing on the date hereof and expiring on the earlier of the Closing or termination of the Share Exchange Agreement, except the following transfers shall be permitted:

(a) transfers by will or operation of law, in which case this Agreement shall bind the transferee;

(b) transfers pursuant to any pledge agreement existing on the date hereof, subject to the pledgee agreeing in writing to be bound by the terms of this Agreement;

(c) such transfers as TCB Digital may otherwise permit in its sole discretion; and

(d) sales of Shares upon the exercise of stock options to the extent necessary to pay the exercise price and taxes related to such exercise of stock options.

Any transfer or other disposition in violation of the terms of this Section 1 shall be null and void.

Section 2.  Agreement to Vote Shares.  Stockholder agrees that, while this Agreement is in effect, at any meeting of stockholders of Zoom, however called, or at any adjournment thereof, or in any other circumstances in which Stockholder is entitled to vote, consent or give any other approval, except as otherwise agreed to in writing in advance by TCB Digital, Stockholder shall:

(a) appear at each such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, all the Shares that are beneficially owned by Stockholder or as to which Stockholder has, directly or indirectly, the right to vote or direct the voting, (i) in favor of adoption and approval of the Share Exchange Agreement and the transactions contemplated thereby; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Zoom contained in the Share Exchange Agreement or of Stockholder contained in this Agreement; and (iii) against any Zoom Takeover Proposal or any other action, agreement or transaction that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect consummation of the transactions contemplated by the Share Exchange Agreement or of this Agreement.

Section 3.  Irrevocable Proxy.  Subject to the last sentence of this Section 3, by execution of this Agreement, Stockholder does hereby appoint TCB Digital with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the full extent of Stockholder’s rights with respect to the Shares, to vote, if Stockholder is unable to perform his or her obligations under this Agreement, each of such Shares that Stockholder shall be entitled to so vote with respect to the matters set forth in Section 2 hereof at any meeting of the stockholders of Zoom, and at any adjournment or postponement thereof, and in connection with any action of the stockholders of Zoom taken by written consent. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the termination of this Agreement pursuant to the terms of Section 7 hereof and hereby revokes any proxy previously granted by Stockholder with respect to the Shares. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the termination of this Agreement.

Section 4.  Representations and Warranties of Stockholder.  Stockholder represents and warrants to and agrees with TCB Digital as follows:

(a) Stockholder has all requisite capacity and authority to enter into and perform his or her obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by Stockholder, and assuming the due authorization, execution and delivery by TCB Digital, constitutes the valid and legally binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his or her obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or, to Stockholder’s knowledge, any statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder holds any of the Shares indirectly through a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of such entity; in each case, such that Stockholder would not be able to fulfill his or her obligations pursuant to this Agreement.

(d) Stockholder is the record or beneficial owner of, or is the trustee that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good title to all of the Shares and options set forth on Exhibit A hereto, and the Shares and options are so owned free and clear of any liens, security interests, charges or other encumbrances except as otherwise described on Exhibit A hereto. Stockholder does not own, of record or beneficially, any shares of capital stock of Zoom other than the Shares (other than shares of capital stock subject to stock options over which Stockholder will have no voting rights until the exercise of such stock options). The Shares do not include shares over which Stockholder exercises control in a fiduciary capacity and no representation by Stockholder is made thereby pursuant to the terms hereof. Stockholder has the right to vote the Shares, and none of the Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares, except as contemplated by this Agreement.

Section 5.  No Solicitation.  Except as otherwise expressly permitted under Section 8.7 of the Share Exchange Agreement, from and after the date hereof until the termination of this Agreement pursuant to Section 7 hereof, Stockholder, in his or her capacity as a stockholder of Zoom, shall not, nor shall such Stockholder authorize any partner, officer, director, advisor or representative of, such Stockholder or any of his or her affiliates to (and, to the extent applicable to Stockholder, such Stockholder shall use reasonable best efforts to prohibit any of his or her representatives or affiliates to), (a) initiate, solicit, or knowingly induce or encourage, or knowingly take any action to facilitate the making of, any inquiry, offer or proposal which constitutes, or could reasonably be expected to lead to, a Zoom Takeover Proposal, (b) participate in any discussions or negotiations regarding any Zoom Takeover Proposal, or furnish, or otherwise afford access, to any person (other than TCB Digital) any information or data with respect to Zoom or otherwise relating to any Zoom Takeover Proposal, (c) enter into any agreement, agreement in principle, letter of intent, memorandum of understanding or similar arrangement with respect to a Zoom Takeover Proposal, (d) solicit proxies or, solely in such Stockholder’s capacity as a stockholder, become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to a Zoom Takeover Proposal (other than the Share Exchange Agreement), (e) initiate a stockholders’ vote or action by consent of Zoom’s stockholders with respect to a Zoom Takeover Proposal, or (f) except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Zoom that takes any action in support of a Zoom Takeover Proposal.

Section 6.  Specific Performance; Remedies; Attorneys Fees.  Stockholder acknowledges that it is a condition to the willingness of TCB Digital to enter into the Share Exchange Agreement that Stockholder execute and deliver this Agreement and that it will be impossible to measure in money the damage to TCB Digital if Stockholder fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, TCB Digital will not have an adequate remedy at law or in equity. Accordingly, Stockholder agrees that injunctive relief or other equitable remedy is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that TCB Digital has an adequate remedy at law. Stockholder further agrees that Stockholder will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with TCB Digital’s seeking or obtaining such equitable relief. In addition, after providing written notification to Stockholder, TCB Digital shall have the right to inform any third party that TCB Digital reasonably believes to be, or to be participating with Stockholder or receiving from Stockholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of TCB Digital hereunder, and that participation by any such persons with Stockholder in activities in violation of Stockholder’s agreement with TCB Digital set forth in this Agreement may give rise to claims by TCB Digital against such third party.

Section 7.  Term of Agreement; Termination.  Except as otherwise provided in this Section 7, the term of this Agreement shall commence on the date hereof and shall expire upon the Closing of the Share Exchange. This Agreement may be terminated at any time prior to the Closing of the Share Exchange by the written consent of the parties hereto, and shall be automatically terminated in the event that the Share Exchange Agreement is terminated in accordance with its terms. Upon termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any willful breach of this Agreement prior to such termination.

Section 8.  Company and Transfer Agent.  Zoom is hereby authorized to disclose the existence of this Agreement to its transfer agent. Zoom and its transfer agent are hereby authorized to decline to make any transfer of Zoom Common Stock if such transfer would constitute a violation or breach of this Agreement or the Share Exchange Agreement.

Section 9.  Entire Agreement; Amendments.  This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provision hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 10.  Severability.  In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.

Section 11.  Capacity as Stockholder.  The covenants contained herein shall apply to Stockholder solely in his or her capacity as a stockholder of Zoom, and no covenant contained herein shall apply to Stockholder in his or her capacity as a director, officer or employee of Zoom or in any other capacity. Nothing contained in this Agreement shall be deemed to apply to, or limit in any manner, the obligations of Stockholder to comply with his or her fiduciary duties as a director of Zoom.

Section 12.  Governing Law.  This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard for conflict of law provisions.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

TIANJIN TONG GUANG GROUP
DIGITAL COMMUNICATION CO., LTD

By:
Name:
Title:

STOCKHOLDER

EXHIBIT A

Stockholder	Shares	Options

ANNEX D

LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”) is dated as of ______, 2009, by and between the undersigned holder (“Stockholder”) of Common Stock, par value $0.01 per share, of Zoom Technologies, Inc., a Delaware corporation (“Zoom”), and Tianjin Tong Guang Group Digital Communication Co., Ltd, a company organized under the laws of the PRC (“TCB Digital”). All capitalized terms used but not defined herein shall have the meanings assigned to them in the Share Exchange Agreement (as defined below).

WHEREAS, on the date hereof, Zoom, Zoom Telephonics, Inc., Lei Gu, Gold Lion Holding Limited and TCB Digital shall consummate a share exchange transaction whereby the controlling stockholder of TCB Digital shall become the controlling stockholder of Zoom and TCB Digital shall become a subsidiary of Zoom, pursuant to the Share Exchange Agreement, dated January 28, 2009 (as such agreement has been amended or modified, the “Share Exchange Agreement”);

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of shares of Zoom Common Stock identified on Exhibit A hereto (such shares, together with all shares of Zoom Common Stock subsequently acquired by Stockholder during the term of this Agreement, including through the exercise of any stock option or other equity award, warrant or similar instrument, being referred to as the “Shares”), and holds stock options or other rights to acquire the number of shares of Zoom Common Stock identified on Exhibit A hereto; and

WHEREAS, it is a condition to the Closing of the Transactions that Stockholder execute and deliver this Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, TCB Digital consummating the Transactions, and in consideration of the expenses incurred and to be incurred by TCB Digital in connection therewith, Stockholder and TCB Digital agree as follows:

Section 1.  Restriction on Transfer. Stockholder agrees not to offer, sell, contract to sell, assign, transfer, hypothecate, pledge or grant a security interest in, hedge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by Zoom or any affiliate of Zoom or any person in privity with Zoom or any affiliate of Zoom), directly or indirectly, any of the Shares, in any calendar month, greater than 3% of the shares of Zoom’s common stock sold in the previous four (4) calendar weeks, except the following transfers shall be permitted:

(a) transfers by will or operation of law, in which case this Agreement shall bind the transferee;

(b) transfers pursuant to any pledge agreement existing on the date hereof, subject to the pledgee agreeing in writing to be bound by the terms of this Agreement; and

(c) such transfers as TCB Digital may otherwise permit in its sole discretion.

Any transfer or other disposition in violation of the terms of this Section 1 shall be null and void.

Section 2.  Representations and Warranties of Stockholder.  Stockholder represents and warrants to and agrees with TCB Digital as follows:

(a) Stockholder has all requisite capacity and authority to enter into and perform his obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by Stockholder, and assuming the due authorization, execution and delivery by TCB Digital, constitutes the valid and legally binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or, to Stockholder’s knowledge, any statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder holds any of the Shares indirectly through a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of such entity; in each case, such that Stockholder would not be able to fulfill his obligations pursuant to this Agreement.

(d) Stockholder is the record or beneficial owner of, or is the trustee that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good title to all of the Shares and options set forth on Exhibit A hereto, and the Shares and options are so owned free and clear of any liens, security interests, charges or other encumbrances except as otherwise described on Exhibit A hereto. Stockholder does not own, of record or beneficially, any shares of capital stock of Zoom other than the Shares (other than shares of capital stock subject to stock options over which Stockholder will have no voting rights until the exercise of such stock options). The Shares do not include shares over which Stockholder exercises control in a fiduciary capacity and no representation by Stockholder is made thereby pursuant to the terms hereof.

Section 3.  Specific Performance; Remedies; Attorneys Fees.  Stockholder acknowledges that it is a condition to the willingness of TCB Digital to consummate the Transactions that Stockholder execute and deliver this Agreement and that it will be impossible to measure in money the damage to TCB Digital if Stockholder fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, TCB Digital will not have an adequate remedy at law or in equity. Accordingly, Stockholder agrees that injunctive relief or other equitable remedy is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that TCB Digital has an adequate remedy at law. Stockholder further agrees that Stockholder will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with TCB Digital’s seeking or obtaining such equitable relief.

Section 4.  Term of Agreement.  This Agreement shall commence on the date hereof and shall expire on the 366th day following the date hereof.

Section 5.  Company and Transfer Agent.  Zoom is hereby authorized to disclose the existence of this Agreement to its transfer agent. Zoom and its transfer agent are hereby authorized to decline to make any transfer of Zoom Common Stock if such transfer would constitute a violation or breach of this Agreement or the Share Exchange Agreement.

Section 6.  Entire Agreement; Amendments.  This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provision hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 7.  Severability.  In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.

Section 8.  Governing Law.  This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard for conflict of law provisions.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

TIANJIN TONG GUANG GROUP
DIGITAL COMMUNICATION CO., LTD

By:
Name:
Title:

STOCKHOLDER

EXHIBIT A

Stockholder	Shares	Options

ANNEX E

LICENSE AGREEMENT

BY AND BETWEEN

ZOOM TELEPHONICS, INC.

AND

TIANJIN TONG GUANG GROUP

DIGITAL COMMUNICATION CO., LTD

Dated: [         ], 2009

TABLE OF CONTENTS

Articles

1 INTERPRETATION

3

2 GRANT OF LICENSE

4

3 USE OF ZOOM MARKS

5

4 CONSIDERATION

5

5 TRADEMARKS AND RELATED RIGHTS

6

6 WARRANTIES AND LITIGATION

7

7 TERMINATION

7

8 EFFECT OF TERMINATION

9

9 EQUITABLE RELIEF

9

10 ASSIGNMENT AND TRANSFER

10

11 MISCELLANEOUS

10

Exhibit A – Licensed Goods and Services

Exhibit B – ZOOM Marks

LICENSE AGREEMENT

This LICENSE AGREEMENT (“Agreement”) is made as of [        ], 2009 by and between ZOOM TELEPHONICS, INC., a corporation incorporated in the State of Delaware, USA (“Licensor”); and TIANJIN TONG GUANG GROUP DIGITAL COMMUNICATION CO., LTD, a company organized under the laws of the People’s Republic of China (“Licensee”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, on the date hereof, Zoom Technologies, Inc., a corporation incorporated in the State of Delaware, USA (“Zoom”), contributed, distributed or otherwise transferred all of its assets and liabilities to Licensor pursuant to the Separation and Distribution Agreement, dated January [ ], 2009 (the “Separation Agreement”);

WHEREAS, on the date hereof, Zoom issued a dividend to its stockholders of record consisting of 100% of the issued and outstanding capital stock of Licensor pursuant to the Separation Agreement;

WHEREAS, on the date hereof, Zoom and the Licensee consummated a share exchange transaction whereby the former controlling stockholder of the Licensee became the controlling stockholder of Zoom and the Licensee became a subsidiary of Zoom pursuant to the Share Exchange Agreement, dated January [ ], 2009 (the “Share Exchange Agreement”);

WHEREAS, Licensor is and, pursuant to the Separation Agreement and the Share Exchange Agreement, will remain the owner of certain rights, title and interest in and to the ZOOM Marks (as defined hereafter); and

WHEREAS, as partial consideration for engaging in the transactions provided for in the Separation Agreement and the Share Exchange Agreement, Licensor agrees to grant to Licensee, and Licensee agrees to obtain from Licensor, a limited right, license and privilege to use the ZOOM Marks.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE

1

INTERPRETATION

In this Agreement unless the context otherwise requires:-

(1)

The following words and expressions have the following meanings respectively:-

Acquirer means a Person who has made a bona fide offer for the ZOOM Marks and who is financially capable of carrying out the terms of such offer;

Acquirer’s Offer has the meaning set forth in Section 10.2 hereof;

Agreement has the meaning set forth in the first sentence of this Agreement;

Applicable Laws means all applicable laws of the USA, State of Delaware, including applicable related laws, rules, statutes and regulations and any rules, consents, approvals, authorizations, guidelines, orders, ordinances, bylaws, requirements and policies of any local authority;

Business Day means any day from Monday through Friday (both dates inclusive) which is not a public holiday in Dover, Delaware;

Communication has the meaning set forth in Section 0 hereof;

Effective Date means the date set forth in the first sentence of this Agreement;

Licensed Goods and Services has the meaning set forth in Section 0 hereof;

Offer Notice has the meaning set forth in Section 10.2 hereof;

Person means any individual or legal entity;

Relevant Action has the meaning set forth in Section 6.2 hereof;

Requested Registrations has the meaning set forth in Section 0 hereof;

Right of First Refusal has the meaning set forth in Section 10.2 hereof;

Separation Agreement has the meaning set forth in the Recitals hereof;

Share Exchange Agreement has the meaning set forth in the Recitals hereof;

Term means the period during which the license granted in Section 2.1 hereof continues and is effective as set forth in Section 2.2 hereof;

USA means the United States of America; and

ZOOM Marks means the trademarks, service marks, trade names, logos and designs set forth in Exhibit B attached hereto and made a part hereof by reference, in the style and print set forth therein, and any worldwide registrations or applications for registrations thereof, partial details of which are set forth in Exhibit B and any other marks which Licensor may adopt for use in connection with the Licensed Goods and Services.

(2)

References to Articles and Section are references to Articles and Sections of this Agreement, unless specified otherwise.

(3)

Headings or captions to Articles and Sections are for convenience only and shall not affect the interpretation hereof.

(4)

References to the singular number include references to the plural and vice versa; references to the masculine or neuter gender include references to the feminine and neuter or, as the case may be, masculine and feminine genders.

(5)

The use of the words “commercially reasonable” and “commercially reasonably” shall be construed according to Delaware law and shall include the concept of good faith and fair dealing.

(6)

All Exhibits attached to this Agreement are incorporated in, and made a part of, this Agreement.

(7)

All of the parties to this Agreement have participated fully in the negotiation and preparation hereof, and, accordingly, this Agreement shall not be more strictly construed against any one of the parties hereto.

(8)

Time shall be of the essence for each and every provision of this Agreement.

(9)

If the date for performance of an obligation falls on a day which is not a Business Day then the date for the performance of that obligation shall be the next Business Day.

ARTICLE

2

GRANT OF LICENSE

2.1

Grant

To the extent Licensor has rights for such goods and services or later acquires such rights pursuant to Section 0 hereof (“Licensor’s Registered Rights”), Licensor hereby grants to Licensee an exclusive license to use the ZOOM Marks as trademarks, service marks or trade names solely in connection with those goods and services specifically listed in Exhibit A for the territories set forth in Exhibit A (goods and services described in Exhibit A, the “Licensed Goods and Services”), subject to and in accordance with the terms and conditions of this Agreement, and Licensee accepts such license. Licensee shall use the ZOOM Marks subject to the control of Licensor or its designee as provided in this Agreement. Given the evolving nature of Licensor’s Registered Rights, Exhibit A may be amended from time to time by mutual written consent of the Parties.

2.2

Term

Subject to earlier termination as provided in Article 7 hereof, the term of this Agreement shall be perpetual.

2.3

Form of Mark

Licensee shall use the ZOOM Marks only in a form approved by Licensor or any other Person acting on Licensor’s behalf. Licensee may not use the ZOOM Marks until and unless Licensee has provided Licensor with a mock up showing the proposed use and received Licensor’s prior written approval, which approval shall not be unreasonably withheld. Any mock up submitted to Licensor shall not be deemed approved unless and until Licensor has approved it in writing; provided, however, that if a mock up has not been disapproved by Licensor within seven (7) Business Days of its receipt thereof, then such use shall be deemed approved. Once approved, Licensee’s use shall not deviate from the mock up.

2.4

Reservation of Licensor’s Rights

Licensor reserves the right to use, and to grant to any other licensee the right to use, the ZOOM Marks in connection with items other than the Licensed Goods and Services.

ARTICLE

3

USE OF ZOOM MARKS

3.1

Quality Standards

Licensee agrees that the nature and quality of all services rendered and goods sold by Licensee in connection with the Licensed Goods and Services shall at all times be maintained at a high level of quality equivalent to that of goods and services bearing the ZOOM Marks and being manufactured, offered and sold by Licensor as of the Effective Date.

3.2

Licensee’s Cooperation

Licensee agrees to cooperate with Licensor in facilitating control by Licensor or its designee of the nature and quality of the services rendered and goods sold or used by Licensee in connection with the ZOOM Marks and the Licensed Goods and Services, to permit reasonable inspection of Licensee’s operations, and to supply Licensor or its designee with specimens of all uses of the ZOOM Marks upon request. Licensee shall comply with all Applicable Laws and regulations and obtain all appropriate governmental approvals relating to the sale or manufacture of goods and the sale or rendering of services by Licensee under the ZOOM Marks. Licensor shall reasonably cooperate with Licensee where appropriate and as requested to facilitate Licensee’s compliance with all Applicable Laws relating to the sale or manufacture of goods and the sale or rendering of services by Licensee under the ZOOM Marks.

3.3

Rules and Regulations

Licensor may from time-to-time, in writing, promulgate uniform rules and regulations to Licensee relating to the manner of use of the ZOOM Marks.

ARTICLE

4

CONSIDERATION

In consideration of Licensor’s granting license and providing services in accordance with this Agreement, Licensee has consummated the transactions provided in the Share Exchange Agreement.

ARTICLE

5

TRADEMARKS AND RELATED RIGHTS

5.1

Ownership of Marks

Licensee acknowledges that the ZOOM Marks have acquired valuable goodwill in the minds of the trade and the public and that services and products bearing the ZOOM Marks have acquired a desirable reputation. Licensee acknowledges that it has no claim to any right, title and interest in and to the ZOOM Marks or any and all forms or embodiments thereof nor to the goodwill attached to the ZOOM Marks in connection with the business, operations and goods in relation to which the same have been and may be used by Licensee or by Licensor, except as expressly set forth in this Agreement. The use of the ZOOM Marks in connection with the Licensed Goods and Services shall be deemed to have been made by and for the benefit of the Licensor for purposes of trademark registration and otherwise.

5.2

Registration Rights

Licensee acknowledges that only Licensor may file and prosecute a trademark, service mark, copyright or other application or applications to register the ZOOM Marks or any other proprietary rights related thereto in any jurisdiction. Licensee shall (at Licensor’s expense) do such commercially reasonable things as Licensor or its designee may reasonably request in connection with the registration or protection of the ZOOM Marks or any other proprietary rights related thereto including, without limitation, entering into and filing with the relevant authority a registered user agreement.

5.3

Compliance with Laws

Licensee agrees and undertakes to use the ZOOM Marks strictly in compliance with and observance of any and all trademark and copyright laws and to use such markings in connection with the ZOOM Marks as may commercially reasonably be requested by Licensor.

5.4

Trademark Prosecution

The prosecution and maintenance of all trademark applications and registrations for the ZOOM Marks shall be controlled by, and within the sole discretion of Licensor at its sole expense, but upon the written request of Licensee, Licensor shall promptly provide Licensee with copies of all correspondence to or from any domestic or foreign trademark office regarding the prosecution and maintenance of all trademark applications and registrations regarding or related to the ZOOM Marks. From time to time and at any time during the Term of this Agreement upon request by Licensee, Licensor shall file additional trademark applications for the ZOOM Marks to include additional goods and services included in the Licensed Goods and Services or to cover additional jurisdictions as required by the Licensee’s business needs (the “Requested Registrations”). Licensee shall be solely responsible for all reasonable costs of filing, prosecuting and maintaining the Requested Registrations.

5.5

Assignment

To the extent any rights in and to the ZOOM Marks are deemed to accrue to Licensee, Licensee hereby assigns any and all such rights, at such time as they may be deemed to accrue, to Licensor. Licensee shall execute any and all commercially reasonable documents and instruments requested by Licensor which Licensor may deem necessary, proper or appropriate to accomplish or confirm the foregoing. Any such assignment, transfer or conveyance shall be without consideration other than the mutual agreements contained herein. Upon the termination of this Agreement for any reason whatsoever, Licensee will execute and file any and all commercially reasonable documents and instruments requested by Licensor which Licensor may deem necessary, proper or appropriate to terminate any and all of Licensee’s rights under any trademark registrations, registered user agreements and other documents regarding the ZOOM Marks.

5.6

No Challenge

Licensee shall never (i) challenge the validity or ownership of any of the ZOOM Marks by Licensor or any application for registration thereof or any registrations thereof in any jurisdiction by Licensor or (ii) contest the fact that Licensee’s rights under this Agreement shall terminate upon termination of this Agreement.

ARTICLE

6

WARRANTIES AND LITIGATION

6.1

Warranty

Licensor represents to Licensee that (i) Licensor has registered the ZOOM Marks as shown on Exhibit B; and (ii) to Licensor’s knowledge, no Person is contesting the registrations as of the date hereof. As of the date hereof, Licensor is not engaged in the defense of any intellectual property infringement claim brought by any Person alleging that any of the ZOOM Marks infringe upon another’s intellectual property. Licensee accepts that it shall have no remedies against Licensor in the event that Licensee is prevented from using the ZOOM Marks or any part of them.

6.2

Conduct of Litigation

The conduct of any legal or other action, including any proceeding before any court or governmental authority, arising from any dispute with any third party concerning use of any of the ZOOM Marks or any similar name or mark (a “Relevant Action”) shall, at Licensor’s option (exercisable by written notice given by Licensor to Licensee at any time), be under the absolute control of Licensor even if:

(i)

Licensor may not be a party to such suit; or

(ii)

Licensee may be determined to be responsible for costs thereof.

In particular, without limitation, upon Licensor exercising its option Licensor shall have the sole power to conduct any Relevant Action and to determine whether and when any settlement or compromise should be made or paid in respect of any Relevant Action and Licensee shall not be entitled to conduct any Relevant Action or to make or pay any such settlement or compromise without the consent of Licensor. Licensor shall have the sole power and absolute discretion to determine what action, if any, will be taken with respect to any unauthorized use, infringement or act of unfair competition by third parties to stop such use, infringement or act or otherwise to protect any of the ZOOM Marks. Licensee shall, at Licensor’s expense, cooperate with Licensor with respect to any Relevant Action, and if requested by Licensor, Licensee will join with Licensor as a party to any action brought by Licensor for such purpose at Licensor’s expense. Any recovery as a result of such action shall belong solely to Licensor and Licensee shall account to Licensor in respect of any amounts received by it as a result thereof, except to the extent necessary for Licensee to reimburse itself for actual, reasonably incurred out-of-pocket expenses incurred by Licensee in the conduct of such action at Licensor’s request and substantiated by written evidence provided to Licensor.

ARTICLE

7

TERMINATION

7.1

Termination by Licensor

If at any time:

(i)

Licensee breaches any material provision of this Agreement and, in the case of a breach which is capable of remedy, such breach is not remedied within ninety (90) days of the date of service upon Licensee of a notice given by Licensor requiring that it be remedied, or if such breach is capable of remedy but cannot reasonably be remedied or cured within such ninety (90)-day period, and Licensee fails to commence such remedy or cure within such ninety (90)-day period or at any time thereafter fails diligently to prosecute such remedy or cure to completion;

(ii)

the performance by Licensor or Licensee of any of their respective material obligations under this Agreement shall be illegal under Applicable Laws or under the laws of the jurisdiction in which Licensor and Licensee are incorporated or formed or the laws of any jurisdiction where Licensor carries on business or holds assets; or

(iii)

an effective resolution is passed, or an effective order made by a court of competent jurisdiction, for the dissolution, liquidation or winding up of Licensee or any event having similar consequences occurs in any jurisdiction in which a material part of its assets is held;

such occurrences shall be defaults under this Agreement (other than clause (ii) above) and Licensor may, by not less than ninety (90) days’ notice, terminate this Agreement with effect from the expiration of such notice.

7.2

Termination by Licensee

If at any time:

(i)

Licensor breaches any material provision of this Agreement and, in the case of a breach which is capable of remedy, such breach is not remedied within ninety (90) days of the date of service upon Licensor of a notice given by Licensee, or if such breach cannot reasonably be remedied or cured within such ninety (90)-day period, Licensor fails to commence such remedy or cure within such ninety (90)-day period or at any time thereafter fails diligently to prosecute such remedy or cure to completion;

(ii)

the performance by Licensor or by Licensee of any of their respective obligations shall be illegal under Applicable Laws; or

(iii)

an effective resolution shall be passed, or an effective order made by a court of competent jurisdiction, for the dissolution, liquidation or winding up of Licensor or any event having similar consequences occurs in any jurisdiction in which a material part of its assets is held, or a receiver or similar officer is appointed of any material part of its assets, or Licensor becomes insolvent or is unable to pay its debts as they fall due or suspends payment of its debts or enters into any composition or arrangement for the benefit of its creditors;

such occurrences shall be defaults under this Agreement (other than clause (ii) above) and Licensee may, by ninety (90) days’ notice in writing (or immediately in the case of clause (iii) where Licensor is insolvent or unable to pay its debts or suspends payment of its debts), terminate this Agreement with effect from the expiration of such notice.

7.3

Termination Provisions Considered Independently

Each paragraph of Sections 0 and 0 hereof shall be construed independently and shall be without prejudice to the generality of any other paragraph thereof.

7.4

Non-Exclusive Remedies

To the extent that the event which gives rise to a termination of this Agreement pursuant to this Article 0 is due to a breach hereof by the non-terminating party, the rights of the terminating party granted under this Article 0 shall be in addition to, and not in substitution for or limitation of, any and all rights and remedies available by reason of Applicable Laws or equity to the party exercising the rights granted under this Article 0; and the terminating party shall be entitled to damages under each terminated agreement as if the breach under this Agreement were a breach thereunder.

ARTICLE

8

EFFECT OF TERMINATION

8.1

Effect of Termination

Upon the termination of this Agreement pursuant to Article 0 hereof (or otherwise), Licensee shall forthwith discontinue all use of any of the ZOOM Marks and any variation or simulation thereof, or any mark, name, logo or design similar to any of the ZOOM Marks, or any other proprietary rights related thereto and shall forthwith cease to use (and shall upon request deliver up to Licensor or destroy on oath) any business materials, advertising or promotional materials, operating supplies or equipment bearing any of the ZOOM Marks, any variation or simulation thereof, or any mark, name logo or design similar to any of the ZOOM Marks. Upon such termination, Licensee hereby irrevocably releases and disclaims any right or interest in or to any and all of the ZOOM Marks and proprietary rights related thereto, and Licensee agrees that all rights in the ZOOM Marks, proprietary rights related thereto and goodwill connected therewith remain the property of Licensor. Licensee shall also comply with the provisions of Article 0 hereof upon such termination. Notwithstanding the preceding provisions of this Section 0, Licensee shall be permitted for a period of ninety (90) days from the date of termination to use or sell inventory, operating supplies or equipment bearing any of the ZOOM Marks, any variation or simulation thereof, or any mark, name, logo or design similar to any of the ZOOM Marks, only in connection with the Licensed Goods and Services, but not otherwise or thereafter and provided that such use is at all times consistent with Section 0

8.2

Effect of Default by Licensor

Upon the termination of this Agreement pursuant to Section 0 Licensor shall transfer and assign to Licensee all right, title, and interest in and to the Requested Registrations, together with the goodwill associated therewith, along with the right to recover for damages and profits and other remedies for past infringements of the marks underlying the Requested Registrations (the “Requested Marks”). Licensor hereby agrees to execute and deliver to Licensee any further documents and instruments, and to do any and all further reasonable acts that are deemed necessary by Licensee to vest in Licensee all right, title, and interest in and to the Requested Marks, and to enable such right, title, and interest to be recorded in the United States Patent and Trademark Office and any other appropriate governmental authority or agency of the United States and internationally.

8.3

Reservation of Remedies

Notwithstanding any termination of this Agreement pursuant to Article 0 hereof or otherwise, unless otherwise expressly excluded, Licensee and Licensor shall have, and hereby reserve, all of the rights and remedies which they may have, at law or in equity, including, but not limited to, the enforcement of all rights relating to the establishment, maintenance or protection of any of the ZOOM Marks or otherwise relating to this Agreement. Licensee and Licensor shall continue to have rights and remedies with respect to damages for breach of this Agreement on the part of the other party. The provisions of Articles 0, 0, 0, 0, 0, 0, and 0 hereof shall survive any termination of this Agreement.

ARTICLE

9

EQUITABLE RELIEF

Licensee acknowledges that Licensor will suffer great and irreparable harm as a result of its breach of any covenant to be performed by Licensee under this Agreement (including, without limitation, any negative covenant), and, whether such breach occurs before or after the termination of this Agreement. Licensee acknowledges that Licensor shall be entitled to apply for and receive from any court of competent jurisdiction a temporary restraining order, preliminary injunction or permanent injunction, without any necessity of proving actual damages or any requirement for the posting of a bond or other security, enjoining Licensee from further breach of this Agreement, including, without limitation, any further infringement or impairment of Licensor’s rights including, without limitation, further infringement or impairment of Licensor’s rights in and to any of the ZOOM Marks. Such relief shall be in addition to and not in substitution of any other remedies available to the aggrieved party pursuant to this Agreement or by operation of law or otherwise.

ARTICLE

10

ASSIGNMENT AND TRANSFER

10.1

Assignability

Except as provided in this Article 0, the rights and powers of the parties under this Agreement shall not be assignable or otherwise transferable. In particular, the license granted herein is strictly personal to Licensee and none of the rights granted to Licensee hereunder may be assigned, transferred or sub-licensed by Licensee to any Person without the prior written consent of Licensor. Such consent may be given or withheld in the absolute discretion of Licensor and Licensor shall not be obliged to give any reason for its decision. Notwithstanding the foregoing, Licensor acknowledges and agrees that, subject to the terms and conditions of this Agreement, Licensee has the right to assign, transfer or sub-license its rights under this Agreement to any of its subsidiaries and/or affiliates. If Licensee attempts to assign transfer or grant a sub-license in violation of the terms hereof, Licensor may (as a non-exclusive remedy) by notice to Licensee immediately terminate the rights, licenses and privileges granted hereunder to Licensee.

10.2

Right of First Refusal

Any proposed sale, assignment or other transfer in ownership of the ZOOM Marks shall be subject to the right of first refusal (the “Right of First Refusal”) set forth in this Section 10.2. If Licensor shall receive and desire to accept an offer from an Acquirer (an “Acquirer’s Offer”) to purchase its interest in the ZOOM Marks, Licensor shall first provide written notice (the “Offer Notice”) of such Acquirer’s Offer to Licensee. The Offer Notice shall state (i) the name and address of the Acquirer, (ii) the price for the ZOOM Marks expressed in cash and (iii) any other material terms of the transaction. The Offer Notice shall constitute an offer by the Licensor to sell the ZOOM Marks to the Licensee in accordance with the provisions of this Section 10.2 and at the same total price offered by the Acquirer and upon the same terms and conditions as contained in the Acquirer’s Offer, to the extent possible. Licensee shall have thirty (30) days after its receipt of the Offer Notice within which to accept or reject such offer. Licensee shall notify Licensor in writing of its decision within the aforementioned thirty (30) day period. Failure by Licensee to give such written notification within the thirty (30) day period shall constitute Licensee’s rejection of such offer by Licensor.

ARTICLE

11

MISCELLANEOUS

11.1

Confidentiality of Information

Neither of the parties shall at any time, whether before or after the termination of this Agreement, use or communicate to any Person (other than in the course of the proper performance of its duties hereunder, or to appropriate professional advisors, attorneys, accountants and consultants, or as required by Applicable Laws or by the law of the jurisdiction where such party is incorporated or organized, carries on business or holds any assets, or pursuant to a valid subpoena or court order or by the applicable regulations of any stock exchange) any trade secrets or confidential information of the other party identified as “confidential” by such party which it may receive during the Term. This Section 0 shall survive the termination of this Agreement.

11.2

Right to Make Agreement

Each party represents and warrants that it has full power and authority to execute and deliver this Agreement and that neither the execution nor the delivery of this Agreement, nor the finalization of the transactions contemplated hereby shall violate any provision of existing law or any existing judgment, injunction, writ, order or decree of any court or governmental authorities or other authority having jurisdiction over it, or will result in or constitute a breach or default under any indenture, contract, other commitment or restriction to which it is a party or by which it is bound, or shall require any consent, vote or approval which has not been taken, or at the time of the transaction involved shall not have been given or taken.

11.3

No Waiver

The failure of either party to insist upon a strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect. No waiver by either party of any term or provision hereof shall be deemed to have been made unless expressed in writing and signed by such Party.

11.4

Severability

If any portion of this Agreement shall be declared invalid by order, decree or judgment of a court of competent jurisdiction, this Agreement shall be construed as if such portion had not been inserted herein except when such construction would constitute a substantial deviation from the general intent and purpose of the Parties as reflected in this Agreement.

11.5

Further Assurances

The Parties shall take any actions including, without limitation, execute any further documentation necessary to make this Agreement, or to confirm that this Agreement is, fully and legally effective, binding and enforceable as between them and as against third parties.

11.6

Entire Agreement: Amendment

This Agreement and the agreements referred to herein constitute the entire agreement between the Parties relating to the subject matter hereof, superseding all prior agreements or undertakings, oral or written. Each Party confirms to the other Party that in entering into this Agreement it has not relied on any statement, warranty or other representation (other than those set out in this Agreement, the Share Exchange Agreement and the Separation Agreement) made or information supplied, by or on behalf of the other Party. Any change, modification or amendment of this Agreement shall be in writing and signed by the Party against whom enforcement is sought.

11.7

Notices

All notices, statements, demands, requirements or other communications and documents required or permitted to be given, served or delivered to any Party under this Agreement (a “Communication”) shall be in writing in the English language and shall be either (1) delivered by hand (including, without limitation, delivery by courier) or sent by prepaid certified or registered mail (airmail in the case of all international Communications), with return receipt requested, to that Party at its address stated below, or (2) sent by electronic mail to the Person and email address identified below (and in all cases under this subparagraph (2) a copy shall also be dispatched immediately by prepaid certified or registered mail or by courier or by hand delivery to the addressee), or to such other Person and address as that Party may from time-to-time have notified the other Party as being its representative Person and address for the purposes of this Agreement to the exclusion of all previously applicable Persons and/or addresses. A Communication once given, served or delivered shall be irrevocable without the consent of the recipient which may be given or withheld in its absolute discretion. A Communication shall be deemed to have been given served or delivered:

(i)

if delivered by hand, upon delivery (including, without limitation, delivery by courier) on the date of the delivery (and in the case of delivery by courier as evidenced by the signed receipt obtained by the courier service upon delivery);

(ii)

if sent by mail, upon proof of receipt or refusal; and

(iii)

if sent by electronic mail, the date of transmission if during business hours in the place of its receipt or, if it is not, the next succeeding Business Day in the place of its receipt, subject to its having in fact been received; if the electronic mail is not received, then the date of receipt of the paper copy transmitted to the recipient shall control.

The addresses of the parties are as follows, until changed by notice:

Licensee:

Tianjin Tong Guang Group

Digital Communication Co., Ltd

No. 185, Xin Da Road

Hebei District

Tianjin, 300140

People’s Republic of China

Attn: Kit Choy and Lei Gu

Email:kchoy@leimone.com;

gulei@leimone.com

	with a copy to:	Troutman Sanders LLP The Chrysler Building 405 Lexington Avenue New York, NY 10174-0700 Attn: Howard H. Jiang Email: howard.jiang@troutmansanders.com

Licensor:		Zoom Telephonics, Inc. 207 South Street Boston, Massachusetts 02111 Attn: Frank Manning Email: frankm@zoom.com

	with a copy to:	Cozen O’Connor 1900 Market Street Philadelphia, PA 19103 Attn: Cavas S. Pavri Email: cpavri@cozen.com

11.8

Multiple Counterparts

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one (1) and the same agreement. This Agreement may be executed using signature pages sent by electronic mail where the Party using such signature pages represents that the electronically transmitted page is a true and accurate copy of an original execution page.

11.9

Binding on Successors and Assigns

This Agreement shall benefit and be binding upon the Parties hereto and their respective successors and assigns.

11.10

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.12

Jurisdiction and Venue

Each Party hereby irrevocably submits to the exclusive jurisdiction of the federal courts in the District of Delaware, or absent such jurisdiction in such federal courts, then the Kent Superior Court in Dover, Delaware, USA. Further, each Party waives any objection which it may have at any time to the laying of venue of any proceeding brought in any such court, waives any claim that any proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such proceeding, that such court does not have jurisdiction over such Party.

[Signatures on the next page]

IN WITNESS WHEREOF this Agreement has been duly executed the day and year first above written.

LICENSOR:

ZOOM TELEPHONICS, INC.

By:
Name:	Frank Manning
Title:	President and Chief Executive Officer

Address:
207 South Street
Boston, Massachusetts 02111

LICENSEE

TIANJIN TONG GUANG GROUP
DIGITAL COMMUNICATION CO., LTD
By:
Name:
Title:

Address:
No.185, Xin Da Road, Hebei District,
Tianjin, 300140, People’s Republic of China

EXHIBIT A

LICENSED GOODS AND SERVICES

MARK:

ZOOM

TERRITORY:

Worldwide

GOODS:

Mobile phones (excluding cordless landline phones); Accessories for using mobile phones (excluding cordless landline phones), such as chargers, carrying cases and antennas

SERVICES:

All retail sales, repair and maintenance of the above-mentioned Goods

MARK:

HAYES (word and design)

TERRITORY:

Greater China, including the People’s Republic of China, Hong Kong, Taiwan and Macau

GOODS:

Mobile phones (excluding cordless landline phones); Accessories for using mobile phones (excluding cordless landline phones), such as chargers, carrying cases and antennas, infrastructure equipment for mobile phone operators; Software for mobile phones (e.g. ring tones, wallpaper, etc.); Global Positioning System (GPS) device; 2-way radios; Mobile television

SERVICES:

All retail sales, repair and maintenance of the above-mentioned Goods

EXHIBIT B

ZOOM MARKS

Country	Mark	Class	Ser. No./ Reg. No.	Status
United States	ZOOM	9	74/399,844 /1,892,967	Registered
United States	ZOOM	9	75/099,664 / 2,380,110	Registered
United States	ZOOM	9	75/684,799 / 2,675,838	Registered
United States	ZOOM	35	75/982,358 / 2,784,568	Registered
United States	ZOOM	9 & 38	75/687,137 / 2,891,467	Registered
United States	HAYES	9	73/409,401 / 1,300,248	Registered
United States	HAYES & H LOGO	9	73/319,703 / 1,197,778	Registered
Benelux	ZOOM	9	807660 / 544969	Registered
Brazil	H LOGO & HAYES	9	813767865 / 813767865	Registered
Canada	HAYES		503,195 / 309,698	Registered
Canada	H LOGO		503,194 / 289,338	Registered
China (PRC)	ZOOM	9	9900048553 /1550074	Registered
China (PRC)	ZOOM	35	9900048554 /1451717	Registered
China (PRC)	ZOOM	38	990004855 /1427684	Registered
China (PRC)	ZOOM (Chinese Characters)	9	2000098504 /1777799	Registered
China (PRC)	ZOOM (Chinese Characters)	35	2000098505 /1749269	Registered
China (PRC)	ZOOM (Chinese Characters)	38	2000098506 / 1707903	Registered
China (PRC)	H LOGO & HAYES	9	- / 264789	Registered
Colombia	H LOGO & HAYES	9	92239312 / 126800	Registered
European Community	ZOOM	9	001174929 /001174929	Registered
European Community	ZOOM (Expanded)	9	004852505 /	Pending
European Community	ZOOM (Expanded)	9 & 38	006694129 /	Pending
European Community	HAYES	9	1207414 / 1207414	Registered
European Community	H LOGO	9	1213909 / 1213909	Registered
European Community	H LOGO & HAYES	9	1213859 / 1213859	Registered
Germany	ZOOM	9	Z116209WZ/ 2,911,941	Registered
Hong Kong	ZOOM	3	199908332 /2007B00096	Registered
Hong Kong	ZOOM	38	199908334 /2000B13533	Registered
Hong Kong	H LOGO & HAYES	9	21231986 / 2160B1988	Registered
Japan	H LOGO & HAYES	9	S59-065964 / 1949940	Registered
Israel	ZOOM	9, 35 & 38	183180 /183180	Registered
Saudi Arabia	ZOOM	9	76712 /668/52	Registered
Saudi Arabia	HAYES	9	00 /135/40	Registered
Singapore	H LOGO & HAYES	9	T93/07421G / T93/07421G	Registered
South Africa	H LOGO & HAYES		B84-3597 / B84/3597	Registered
Taiwan	HAYES		- / 732277	Registered
Turkey	ZOOM (Expanded)	9	2006/02257 /	Pending
Turkey	ZOOM (Expanded)	38	2006/02257 /200602257	Registered
United Kingdom	ZOOM	9	1,540,732 /1,540,732	Registered
Viet Nam	ZOOM	9	4-2007-20964 /	Registered